UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: April 30, 2018

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report
April 30, 2018
Domestic Equity Funds

	Institutional Class	Retirement Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	HACAX	HNACX	HRCAX	HCAIX
Harbor Strategic Growth Fund	MVSGX	HNGSX	HSRGX	HISWX
Harbor Mid Cap Growth Fund	HAMGX	HNMGX	HRMGX	HIMGX
Harbor Small Cap Growth Fund	HASGX	HNSGX	HRSGX	HISGX
Harbor Small Cap Growth Opportunities Fund	HASOX	HNSOX	HRSOX	HISOX
VALUE FUNDS
Harbor Large Cap Value Fund	HAVLX	HNLVX	HRLVX	HILVX
Harbor Mid Cap Value Fund	HAMVX	HNMVX	HRMVX	HIMVX
Harbor Small Cap Value Fund	HASCX	HNVRX	HSVRX	HISVX
Harbor Small Cap Value Opportunities Fund	HSOVX	HSRVX	HSAVX	HSIVX

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
U.S. equities generally had positive returns in the fiscal half year ended April 30, 2018. As the period began, equities were continuing their run of strong gains, pushing most major indexes to new highs in the fourth calendar quarter of 2017 and closing out the best calendar-year returns for stocks since 2013. Low unemployment, robust corporate earnings and strong consumer and business spending contributed to positive market sentiment.
The stimulative tax reform bill enacted at the end of 2017 pushed the gas pedal further on an already accelerating global economic outlook. While the tax cuts proved to be a positive tailwind for corporate earnings, the resulting rally was cut short by fears of U.S. Federal Reserve (Fed) rate hikes and concerns over trade relations between the U.S. and China following dueling announcements of new tariffs on imported goods.
Volatility, notably absent from the market’s rally in 2017, returned, as the CBOE Volatility Index (VIX) nearly doubled during the first calendar quarter of 2018. That quarter was the first in more than two years with a negative return for U.S. equities.
The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 3.79% for the fiscal half year ended April 30, 2018. Growth stocks outperformed value stocks by a significant margin during the period. Both large caps and mid caps posted returns similar to the overall market’s performance, while small caps slightly underperformed.
Comments by the portfolio managers of each Harbor domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2018
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	3.79%	13.05%	12.75%	9.13%	10.46%
S&P 500 (large cap stocks)	3.82	13.27	12.96	9.02	10.44
Russell Midcap® (mid cap stocks)	3.69	11.17	11.77	9.48	11.69
Russell 2000® (small cap stocks)	3.27	11.54	11.74	9.49	9.76
Russell 3000® Growth (growth stocks)	5.66	18.78	14.97	10.78	10.20
Russell 3000® Value (value stocks)	1.86	7.42	10.50	7.39	10.36
International & Global
MSCI EAFE (ND)(foreign stocks)	3.41%	14.51%	5.90%	2.43%	5.06%
MSCI EAFE Small Cap (ND)(foreign small cap stocks)	5.96	20.03	10.61	6.38	N/A
MSCI World (ND)(global stocks)	3.40	13.22	9.28	5.48	7.07
MSCI All Country World Ex. U.S. (ND)(foreign stocks)	3.47	15.91	5.46	2.26	N/A
MSCI Emerging Markets (ND)(emerging market stocks)	4.80	21.71	4.74	2.17	N/A
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	-0.31%	3.26%	4.87%	6.69%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-1.87	-0.32	1.47	3.57	6.17%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	0.19	0.27	-0.12	3.14	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	0.68	1.18	0.36	0.34	3.28
1

HOLDING STEADY THROUGH VOLATILE MARKETS
U.S. and global markets saw a significant increase in volatility during the first calendar quarter of 2018, a trend that continued into April. Developments that played a major role in driving investor worries included the prospect of a trade war between the U.S. and China, uncertainty on inflation and a more hawkish Fed policy.
When markets are volatile, investors often wonder whether they should pivot to a more conservative allocation in the short-term to avoid potential losses. What history shows us, however, is that it is very difficult to time the market successfully. While past performance is never a guarantee of future results, many investors have historically achieved their financial objectives by making a long-term plan and staying true to it through market ups and downs.
We encourage all investors to maintain a diversified portfolio of stocks, bonds and cash in an allocation that matches their long-term financial goals and risk tolerance. Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
June 22, 2018

Charles F. McCain
Chairman
2

Harbor Capital Appreciation Fund
Managers’ Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros “Sig” Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Jennison has subadvised the Fund since 1990.
Investment Objective
The Fund seeks long-term growth of capital.
Spiros “Sig” Segalas

Kathleen A. McCarragher

Management’s Discussion of
Fund Performance
MARKET REVIEW
In the six months ended April 30, 2018, investors responded enthusiastically to corporate tax legislation passed in late 2017 on the belief that it would enhance profits and spur repatriation of offshore cash, which could fund increased business investment and capital returns to shareholders. Strong corporate sector financial results and 2018 forecasts added to the positive sentiment, as did consumer confidence, which reached its highest level since the financial crisis. Improved growth prospects in major international economies added to the favorable global growth backdrop. The double-digit advance in equity markets in the first half of the period turned abruptly and turbulently in late January on concerns that White House moves to effectively reset global trade practices with new tariffs and penalties for intellectual property infringement could jeopardize global growth. Fears that the expanding U.S. economy could trigger a rebound in inflation and accelerate the pace of U.S. Federal Reserve interest rate hikes added to the volatility. Markets recovered incrementally as the period closed on the strength of the fundamental backdrop.
PERFORMANCE
The Harbor Capital Appreciation Fund advanced 8.55% (Institutional Class), 8.58% (Retirement Class), 8.42% (Administrative Class), and 8.34% (Investor Class) in the six months ended April 30, 2018, outperforming the Russell 1000®Growth Index, which rose 5.68% and the S&P 500 Index, which rose 3.82%.
In the benchmark, Consumer Discretionary was the only major sector to outperform the overall index. Smaller sectors Utilities, Financials, and Energy also posted double-digit advances. Materials and Real Estate lost ground.
Information Technology positions were strong contributors to the Fund’s return. Adobe Systems, while historically best known for Photoshop, PDF, and Flash, has transformed into a subscription-based provider of digital services in two of the fastest-growing enterprise software markets – content creation and digital marketing. We believe that continued user growth, international expansion, piracy reduction, pricing leverage, and services upsells should support sustainable annual recurring revenue. Payment processors MasterCard and Visa continued to benefit from the long-term shift from cash to electronic credit and debit transactions. We believe that both companies have strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. Microsoft’s installed base benefits from strong account control and minimal competition in two areas shifting to a subscription profile – Office and Windows. We believe the long-term growth outlook for Red Hat, the market-leading vendor of Linux, an open-source computer operating system, is supported by several secular trends, including a shift from UNIX to Linux, open-source virtualization and middleware, and cloud computing. We believe Salesforce.com is positioned to benefit from long-term growth drivers, including the shift to cloud computing, increasing corporate focus on customer-facing applications, the emergence of mobile as a primary user interface into enterprise applications, and the increasing demand for analytical capabilities to optimize business decisions and processes. We believe Splunk, which makes software that allows businesses to mine and analyze digital data, is well positioned to benefit from the emergence of operational intelligence, which has the potential to disrupt traditional information technology spending. We expect long-term growth to be driven by Splunk’s expanding platform and new applications for its products. Tencent continues to perform well, driven by its dominant position and monetization opportunities in China’s online gaming and instant messaging markets, as well as its advertising and payment service efforts.
3

Harbor Capital Appreciation Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Capital Appreciation Fund
Institutional Class	8.55%	26.80%	16.99%	11.45%
Retirement Class[1]	8.58	26.87	17.02	11.46
Administrative Class	8.42	26.48	16.70	11.17
Investor Class	8.34	26.32	16.55	11.04
Comparative Indices
Russell 1000® Growth	5.68%	18.96%	15.13%	10.81%
S&P 500	3.82	13.27	12.96	9.02
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.66% (Net) and 0.71% (Gross) (Institutional Class); 0.58% (Net) and 0.63% (Gross) (Retirement Class); 0.91% (Net) and 0.96% (Gross) (Administrative Class); and 1.03% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
In Consumer Discretionary, Netflix continued to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage. Amazon advanced impressively as strong execution across all business segments led to better-than-expected revenue, gross margin, and operating margin. Cable operator Charter Communications declined as subscriber metrics fell short of expectations and capital expenditures dampened free cash flow. Tesla fell on production challenges, which in part reflect the company’s developing and complex manufacturing infrastructure. A setback in its semi-autonomous driving program also weighed on the stock. We believe Tesla is playing a key role in the transformation of the automotive industry and rapid growth in the adoption of electric autos, which is exemplified by the introduction of its Model 3 that targets the vast mainstream automotive market.
In Industrials, Boeing’s gain reflected 787 Dreamliner commercial jet cash generation, solid cost controls, and ramped-up 737 jet production.
Estée Lauder was a top performer in Consumer Staples. We expect the company’s sales and EPS to accelerate, driven by major investments in inventory management and greater presence in faster-growing distribution channels such as online, Ulta, and Sephora. We also like Estée Lauder’s operational-improvement and margin-expansion opportunities, and capital returns to shareholders.
In Materials, Albemarle fell on supply/demand/pricing issues. Our long-term focus gauges the stock’s valuation in light of what we believe is a secular shift in demand. In our opinion, Albemarle, with the top global share and lowest cost structure in the lithium market, stands to benefit from low-cost, lightweight, and safe lithium-based energy storage, which, among other applications, powers electric vehicles.
Health Care positions negatively impacted performance. Bristol-Myers Squibb fell on signs that its non-small cell lung cancer (NSCLC) program has been eclipsed by Merck’s competing franchise. We believe the company’s broader fundamentals – the value of its other franchises, the possibility that the NSCLC program, which continues to offer value, can ultimately emerge on a smaller scale, and the company’s heightened attractiveness as a possible takeover target – remain positive. Celgene declined on pipeline disappointments. Still largely tied to its leading product Revlimid (an oral therapy for blood disorders), the company is in the early stages of its diversification strategy.
OUTLOOK & STRATEGY
As a fundamental investor, we examine company and industry prospects over the short and long term, working to understand and anticipate how industries and businesses will change over time. Investing in companies with well-above-average long-term growth rates and unique, market-leading products and services remains its focus.
We believe that corporate tax relief, strong business and consumer confidence, robust employment, and a broadly favorable global backdrop presage another year of strong earnings growth that should drive further equity appreciation. We believe the Fund’s current stock valuations remain reasonable.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
4

Harbor Capital Appreciation Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Amazon.com Inc.	6.0%
2. Netflix Inc.	4.1%
3. Alphabet Inc.	4.0%
4. Microsoft Corp.	4.0%
5. Alibaba Group Holding Ltd. ADR	3.8%
6. Apple Inc.	3.7%
7. Facebook Inc.	3.4%
8. MasterCard Inc.	3.3%
9. Visa Inc.	3.3%
10. Tencent Holdings Ltd.	3.2%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
5

Harbor Capital Appreciation Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.2%
Shares		Value
AEROSPACE & DEFENSE—3.1%
2,799,669	Boeing Co.	$ 933,858
AIR FREIGHT & LOGISTICS—2.0%
2,495,182	FedEx Corp.	616,809
AUTOMOBILES—1.2%
1,206,482	Tesla Inc.*	354,585
BANKS—3.4%
6,127,497	JPMorgan Chase & Co.	666,549
2,468,040	PNC Financial Services Group Inc.	359,371
		1,025,920
BEVERAGES—1.6%
780,279	Constellation Brands Inc.	181,906
5,388,854	Monster Beverage Corp.*	296,387
		478,293
BIOTECHNOLOGY—4.5%
1,950,759	AbbVie Inc.	188,346
2,658,164	Alexion Pharmaceuticals Inc.*	312,680
3,362,606	BioMarin Pharmaceutical Inc.*	280,811
2,740,138	Celgene Corp.*	238,666
2,116,329	Vertex Pharmaceuticals Inc.*	324,137
		1,344,640
CAPITAL MARKETS—1.7%
2,130,727	Goldman Sachs Group Inc.	507,816
CHEMICALS—0.6%
1,977,331	Albemarle Corp.	191,722
FOOD & STAPLES RETAILING—1.8%
2,771,636	Costco Wholesale Corp.	546,456
HEALTH CARE PROVIDERS & SERVICES—1.6%
1,999,110	UnitedHealth Group Inc.	472,590
HOTELS, RESTAURANTS & LEISURE—3.9%
4,540,542	Marriott International Inc.	620,601
3,269,920	McDonald's Corp.	547,516
		1,168,117
INTERNET & DIRECT MARKETING RETAIL—11.6%
1,157,647	Amazon.com Inc.*	1,813,026
201,141	Booking Holdings Inc.*	438,085
4,008,459	Netflix Inc.*	1,252,483
		3,503,594
INTERNET SOFTWARE & SERVICES—14.3%
6,469,508	Alibaba Group Holding Ltd. ADR (China)*,1	1,155,066
584,833	Alphabet Inc. Class A*	595,699
587,636	Alphabet Inc. Class C*	597,820
5,885,954	Facebook Inc.*	1,012,384
19,691,486	Tencent Holdings Ltd. (China)	968,090
		4,329,059
IT SERVICES—10.0%
1,768,210	FleetCor Technologies Inc.*	366,514
5,547,998	MasterCard Inc.	989,042
6,206,122	PayPal Holdings Inc.*	463,039
4,316,881	Square Inc.*	204,361
7,757,902	Visa Inc.	984,323
		3,007,279
COMMON STOCKS—Continued
Shares		Value
LIFE SCIENCES TOOLS & SERVICES—1.2%
1,483,925	Illumina Inc.*	$ 357,522
MACHINERY—2.6%
3,084,937	Caterpillar Inc.	445,342
2,130,787	Parker-Hannifin Corp.	350,770
		796,112
MEDIA—0.6%
708,351	Charter Communications Inc.*	192,168
OIL, GAS & CONSUMABLE FUELS—1.4%
2,604,107	Concho Resources Inc.*	409,392
PERSONAL PRODUCTS—1.8%
3,676,485	Estée Lauder Companies Inc.	544,451
PHARMACEUTICALS—1.0%
1,676,299	AstraZeneca plc ADR (United Kingdom)[1]	59,559
4,746,444	Bristol-Myers Squibb Co.	247,432
		306,991
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.1%
2,529,119	Broadcom Inc.	580,231
2,754,510	NVIDIA Corp.	619,489
3,454,870	Texas Instruments Inc.	350,427
		1,550,147
SOFTWARE—15.3%
6,105,663	Activision Blizzard Inc.	405,111
3,954,816	Adobe Systems Inc.*	876,387
13,078,256	Microsoft Corp.	1,223,078
3,395,135	Red Hat Inc.*	553,611
7,261,974	Salesforce.com Inc.*	878,626
3,274,151	Splunk Inc.*	336,092
2,747,638	Workday Inc.*	343,015
		4,615,920
SPECIALTY RETAIL—2.0%
3,305,893	Home Depot Inc.	610,929
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.7%
6,790,610	Apple Inc.	1,122,216
TEXTILES, APPAREL & LUXURY GOODS—3.2%
1,025,731	Kering SA (France)	593,381
5,590,714	NIKE Inc.	382,349
		975,730
TOTAL COMMON STOCKS
(Cost $16,995,937)		29,962,316

6

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—0.5%
(Cost $146,506)
Principal Amount		Value
REPURCHASE AGREEMENTS
$146,506	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $149,440)	$ 146,506
TOTAL INVESTMENTS—99.7%
(Cost $17,142,443)		30,108,822
CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		95,559
TOTAL NET ASSETS—100.0%		$30,204,381
FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $146,506 and holdings in the Internet Software & Services and Textiles, Apparel & Luxury Goods categories valued at $968,090 and $593,381, respectively, are classified as Level 2. All other holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
7

Harbor Strategic Growth Fund
Managers Commentary (Unaudited)

Subadviser
Mar Vista Investment Partners, LLC
11150 Santa Monica Boulevard, Suite 320
Los Angeles, CA 90025
Portfolio Managers
Silas A. Myers, CFA
Since 2017
Brian L. Massey, CFA
Since 2017
Joshua J. Honeycutt, CFA
Since 2017
Jeffrey B. Prestine
Since 2017
Mar Vista has subadvised the Fund since 2017.*
Investment Objective
The Fund seeks long-term growth of capital.
Silas A. Myers, CFA

Brian L. Massey, CFA

Joshua J. Honeycutt, CFA

Jeffrey B. Prestine

Management’s Discussion of
Fund Performance
MARKET REVIEW
For the six months ended April 30, 2018, the Russell 1000® Growth Index was up 5.68%. The synchronized global economic growth and rising corporate profits led to stock prices reaching record highs in January before undergoing an abrupt correction in February. Concerns over rising global trade tensions, social media regulations and interest rates awakened market volatility from its unprecedented calm. Technology platform companies commonly known by the acronym FANG (Facebook, Amazon, Netflix, and Google) led markets higher until privacy issues at Facebook triggered a public crisis over consumer data. Although equity markets have come under pressure recently, we believe that underlying economic fundamentals remain strong with consumer spending healthy and corporate earnings estimated to grow approximately 20 percent in 2018. Despite the robust profit outlook, mounting investor anxiety may stoke too much fear for the stock market’s “Goldilocks environment”- not too hot, not too cold- to continue.
PERFORMANCE
The Harbor Strategic Growth Fund returned 4.52% (Institutional Class), 4.56% (Retirement Class), 4.39% (Administrative Class), and 4.29% (Investor Class) for the six months ended April 30, 2018. Stock selection within the Financials, Health Care and Consumer Discretionary sectors drove the Fund’s underperformance relative to the benchmark. The Fund’s sector underweight in Consumer Discretionary also detracted from performance.
The largest detractors to performance for the six months ended April 30, 2018, included Oracle, Mettler Toledo, U.S. Bancorp and Dollar Tree. Oracle, is transitioning from a legacy client-server software provider to a cloud-based solution. This is a complicated transition, which is taking slightly longer relative to street expectations. Although the first quarter of 2018 was disappointing for Oracle, we believe the company benefits from high switching costs associated with its mission-critical enterprise software solutions and expect its client base to make the transition to the Oracle Cloud over time. Mettler Toledo, a manufacturer and marketer of laboratory and industrial precision instruments, has recently underperformed. After an approximate 80% move over the last 18 months through 01/31/2018, the stock had grown ahead of its intrinsic value; however, there are no changes to our long-term outlook for Mettler Toledo. Dollar Tree, the discount variety store operator, detracted from performance as there was profit taking by some investors after the company’s Q1 2018 earnings announcement. As a significant beneficiary of tax reform (nearly 100% U.S. generated revenues), the market was disappointed in revenue growth as the company reinvested a larger portion of their tax benefit than was expected. The reinvestment was primarily used to improve on employee benefits, which we believe will improve the business over the long run.
Strong contributors to performance included XPO Logistics, whose strong reported numbers, solid future expectations for growth and accretive acquisitions rewarded shareholders; Intuit, Inc., whose most recent quarterly earnings confirmed that cloud-based solutions for small businesses and the do-it-yourself tax markets are expanding as businesses and individuals adopt easy to use cloud based mobile solutions; and, Adobe, the market leader in creative content and digital marketing solutions that continues to expand rapidly in both markets

*	On March 6, 2017, the Fund acquired all of the assets and substantially all of the liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”). For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista served as investment adviser to the Predecessor Fund.
8

Harbor Strategic Growth Fund
Managers Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Class
Harbor Strategic Growth Fund
Institutional Class[1]	4.52%	14.55%	13.19%	14.48%
Retirement Class[2]	4.56	14.65	N/A	15.14
Administrative Class[2]	4.39	14.22	N/A	14.77
Investor Class[2]	4.29	14.12	N/A	14.62
Comparative Index
Russell 1000® Growth[1]	5.68%	18.96%	15.13%	15.84%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.70% (Net) and 0.89% (Gross) (Institutional Class); 0.62% (Net) and 0.81% (Gross) (Retirement Class); 0.95% (Net) and 1.14% (Gross) (Administrative Class); and 1.07% (Net) and 1.26% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
as global enterprises are forced to engage customers in new ways as commerce shifts from a linear to a digital world. We believe that Adobe is uniquely positioned to help enterprises migrate to a digital environment as it is the dominant provider of content creation tools and a leading supplier of digital marketing solutions.
OUTLOOK & STRATEGY
We remain optimistic that current economic conditions will bode well for the portfolio. The recent market environment has allowed the Fund to increase its active share relative to the benchmark. In addition, the three traditional growth sectors account for nearly 70% of the Russell 1000® Growth Index: Information Technology (39%), Consumer Discretionary (18%) and Health Care (13%), while they represent only 40% of the Fund. Mar Vista’s portfolio construction process focuses on bottom-up factors, independent of benchmark weights. The resulting sector exposures represent the areas in which our investment team is finding skewed risk-reward opportunities from sustained growth companies, and are not an expressed opinion on the sectors from a macro level.
As we have shared in previous commentary, over time, the expected returns of the Fund should reflect two components: (1) the compounding nature of the Fund’s businesses and (2) the discount we are paying relative to fair value. There will be times when the sentiment pendulum swings towards optimism; Fund returns exceed the underlying intrinsic value growth, and margins of safety contract. Conversely, fear, skepticism and lower stock prices provide opportunities for both higher expected returns and less risk. We remain optimistic with the compounded intrinsic value growth of our portfolio holdings. The volatility of the market has improved our portfolio’s discount to intrinsic value, to 10% from 7% at year-end (2% in January). Nevertheless, this discount continues to be at the low end and well below the 20-35% historical range. We cautiously remind our investors that downside risks have a way of sneaking up on markets during periods of increasing optimism. Although behavioral biases may influence near-term stock performance, business economics matter more over time. We believe that investment bargains are elusive but companies that compound owners’ earnings become increasingly attractive with the passage of time. We will continue to seek to identify these unique franchises and wait patiently for markets to offer them at discounts.
Our investment team claims no special skill in predicting the market’s direction but, in the fullness of time, we believe a patient, high-conviction fund comprised of competitively advantaged growth companies with stock prices that represent an appropriate margin of safety should generate excess risk-adjusted returns. In an environment with growing optimism, our investment team will seek to remain diligent, conservative and patient as we deploy capital.

1	The “Life of Class” return as shown reflects the period 11/01/2011 through 04/30/2018.
2	The “Life of Class” return as shown reflects the period 03/06/2017 through 04/30/2018.
This report contains the current opinions of Mar Vista Investment Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
9

Harbor Strategic Growth Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Markel Corp.	4.8%
2. Berkshire Hathaway Inc. Class B	4.7%
3. American Tower Corp.	4.3%
4. Oracle Corp.	4.1%
5. XPO Logistics Inc.	4.1%
6. Intuit Inc.	3.9%
7. Honeywell International Inc.	3.8%
8. Alphabet Inc. Class C	3.7%
9. Unilever NV	3.1%
10. Ecolab Inc.	3.0%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
10

Harbor Strategic Growth Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—90.7%
Shares		Value
AEROSPACE & DEFENSE—2.0%
4,541	TransDigm Group Inc.*	$ 1,456
AIR FREIGHT & LOGISTICS—4.1%
30,354	XPO Logistics Inc.*	2,949
BANKS—3.5%
9,762	First Republic Bank	907
31,856	U.S. Bancorp.	1,607
		2,514
BEVERAGES—1.9%
13,518	PepsiCo Inc.	1,364
CAPITAL MARKETS—2.5%
10,951	Moody's Corp.	1,776
CHEMICALS—4.6%
14,515	Ecolab Inc.	2,102
7,614	Praxair Inc.	1,161
		3,263
DIVERSIFIED FINANCIAL SERVICES—4.7%
17,189	Berkshire Hathaway Inc. Class B*	3,330
ELECTRICAL EQUIPMENT—2.8%
39,355	Sensata Technologies Holding plc (United Kingdom)*	1,996
ENERGY EQUIPMENT & SERVICES—4.4%
13,819	Core Laboratories NV	1,692
21,412	Schlumberger Ltd.	1,468
		3,160
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.3%
22,489	American Tower Corp.	3,067
FOOD PRODUCTS—1.5%
27,795	Mondelez International Inc.	1,098
INDUSTRIAL CONGLOMERATES—6.6%
18,819	Honeywell International Inc.	2,723
7,482	Roper Technologies Inc.	1,976
		4,699
INSURANCE—4.8%
3,018	Markel Corp.*	3,410
INTERNET & DIRECT MARKETING RETAIL—2.5%
1,158	Amazon.com Inc.*	1,814
INTERNET SOFTWARE & SERVICES—3.7%
2,596	Alphabet Inc. Class C*	2,641
IT SERVICES—2.6%
14,824	Visa Inc.	1,881
LIFE SCIENCES TOOLS & SERVICES—1.6%
2,058	Mettler-Toledo International Inc. (Switzerland)*	1,152
MACHINERY—2.0%
20,538	Fortive Corp.	1,444
COMMON STOCKS—Continued
Shares		Value
MEDIA—1.7%
11,823	Walt Disney Co.	$ 1,186
MULTILINE RETAIL—2.0%
15,284	Dollar Tree Inc.*	1,466
PERSONAL PRODUCTS—3.1%
38,942	Unilever NV (Netherlands)	2,224
PHARMACEUTICALS—3.5%
4,671	Allergan plc (Ireland)	718
14,003	Johnson & Johnson	1,771
		2,489
ROAD & RAIL—1.2%
7,854	Kansas City Southern	837
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.5%
21,129	Microchip Technology Inc.	1,768
SOFTWARE—10.7%
8,557	Adobe Systems Inc.*	1,896
14,996	Intuit Inc.	2,771
64,696	Oracle Corp.	2,955
		7,622
SPECIALTY RETAIL—3.0%
21,331	Carmax Inc.*	1,333
3,143	O'Reilly Automotive Inc.*	805
		2,138
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.9%
12,402	Apple Inc.	2,050
TOTAL COMMON STOCKS
(Cost $53,334)		64,794

SHORT-TERM INVESTMENTS—9.2%
(Cost $6,544)
Principal Amount
REPURCHASE AGREEMENTS
$6,544	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $6,678)	6,544
TOTAL INVESTMENTS—99.9%
(Cost $59,878)		71,338
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		101
TOTAL NET ASSETS—100.0%		$71,439

11

Harbor Strategic Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $6,544 are classified as Level 2. All other holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
12

Harbor Mid Cap Growth Fund
Managers’ Commentary (Unaudited)

Subadviser
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Portfolio Managers
Stephen C. Mortimer
Since 2010
Michael T. Carmen, CFA, CPA
Since 2005
Mario E. Abularach, CFA, CMT
Since 2006
Wellington Management has subadvised the Fund since 2005.
Investment Objective
The Fund seeks long-term growth of capital.
Stephen C. Mortimer

Michael T. Carmen, CFA

Mario E. Abularach, CFA, CMT

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities rose during the six months ended April 30, 2018, driven by positive performance through the end of 2017. Low unemployment, robust corporate earnings, and strong consumer and business spending contributed to positive market sentiment and healthy economic momentum. Tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump at the end of December 2017. Bullish sentiment was exceptionally strong at the beginning of 2018. However, a sharp decline in equities occurred at the end of January, accompanied by a substantial rise in volatility, which appeared to be triggered by investors’ concerns about lofty equity valuations and the potential upside risks to inflation, bond yields, and U.S. Federal Reserve policy stemming from pro-growth deregulation, tax cuts, and increased government spending. President Trump sparked fears of a global trade war when he imposed tariffs on imported steel and aluminum and announced plans for tariffs on approximately $50 billion worth of Chinese goods in response to concerns about China’s unfair trade practices and alleged theft of U.S. intellectual property. At the end of April 2018, a record-high percentage of companies exceeded first-quarter earnings estimates.
Performance
For the six months ended April 30, 2018, the Harbor Mid Cap Growth Fund outperformed the Russell Midcap® Growth Index. The Fund returned 6.55% (Institutional Class), 6.63% (Retirement Class), 6.43% (Administrative Class), 6.39% (Investor Class) for the period while the index finished up 5.16%.
Relative outperformance was driven by positive security selection, most notably within the Information Technology, Health Care, and Consumer Staples sectors. Unfavorable security selection within Consumer Discretionary and Industrials partially offset positive returns. Sector allocations, a residual of the bottom-up stock selection process, modestly detracted from results. Overweight allocations to Health Care and Consumer Discretionary, as well as an underweight to Financials, detracted most from performance, while underweight allocations to Materials and Real Estate aided returns.
Medical device supplier Insulet was the largest relative contributor during the period. The company specializes in diabetes management and its product offerings include the Omnipod System for insulin infusion. Insulet announced fourth quarter and FY2017 results in mid-February; revenues came in above consensus and the company’s patient base grew over 30% in 2017. Management also released guidance for 2018 that was above street estimates and which we viewed as conservative. Other positive milestones that occurred for Insulet include receiving Medicare coverage (Part D) for Omnipod, submitting their Omnipod Dash Personal Diabetes Manager (PMD) for Food and Drug Administration approval (which allows for improved user experience, smartphone viewing, and remote monitoring), and United Healthcare’s agreement to cover Omnipod in its network. Given these positive developments, we continue to see upside in the stock despite recent strong performance. Other notable contributors during the period were premium pet food company Blue Buffalo (eliminated at the end of the period), cloud based service company ServiceNow, and continuous glucose monitoring systems company DexCom.
Teradyne, a supplier of automated test equipment to semiconductor and industrial companies, was among the top detractors from relative performance during the period. As part of Apple’s supply chain, weakness surrounding iPhone X demand and subsequent weak revenues generated from Apple weighed on the financial results of Teradyne. Although the company recently
13

Harbor Mid Cap Growth Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Mid Cap Growth Fund
Institutional Class	6.55%	22.33%	12.89%	8.60%
Retirement Class[1]	6.63	22.53	12.93	8.62
Administrative Class	6.43	22.01	12.61	8.32
Investor Class	6.39	21.89	12.49	8.20
Comparative Index
Russell Midcap® Growth	5.16%	16.87%	12.76%	9.74%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.89% (Institutional Class); 0.81% (Retirement Class); 1.14% (Administrative Class); and 1.26% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
released in-line first quarter results, they delivered second quarter guidance meaningfully below consensus expectations. Nonetheless, we remain confident that the company can grow due to other growth drivers including the success of its Universal Robots division, its core semi test business (including its automotive semi test equipment), and recent memory test equipment market share gains. Other notable detractors during the period were semiconductor company Microchip Technology, architectural and engineering software company Autodesk, and pharmaceutical company Ionis.
OUTLOOK & STRATEGY
Despite the heightened volatility that occurred toward the end the period, we remain broadly positive on the current macro environment in the U.S. and took advantage of the volatility to add to some of our highest conviction ideas. We believe valuations remain reasonable versus underlying growth metrics and company fundamentals. Although we remain cognizant of the potential trade wars that dominated news outlets at the end of March and April, we view this as mostly noise. We continue to see a broad set of opportunities across sectors supported by the recent tax legislation and a strong consumer environment.
Our investment philosophy is based on four key underlying premises. We believe that changes in earnings expectations drive security prices and opportunities arise where our expectations differ significantly from consensus. In addition, we believe that human nature has an anchoring bias that can often miss transformational change, and early identification of this change can lead to excess returns. We view being flexible as a key tenant of our philosophy and recognize that growth exists in unexpected places across sectors of the market. Finally, we believe that our valuation discipline helps control portfolio risk by seeking to balance downside risk with potential upside reward.
We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with accelerating operating momentum and earnings growth combined with an upside potential at least two times the downside case.
The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in increased exposure to the Consumer Discretionary sector and a decrease in Information Technology. This resulted in Consumer Discretionary becoming the Fund’s largest overweight by the end of the period, followed by Health Care and Information Technology. As of the end of the period, the fund’s largest underweight allocations were to the Financials, Industrials, and Materials sectors.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Wellington Management Company LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
14

Harbor Mid Cap Growth Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. ServiceNow Inc.	4.5%
2. Workday Inc.	4.0%
3. Dollar Tree Inc.	3.5%
4. CoStar Group Inc.	3.2%
5. Guidewire Software Inc.	3.1%
6. TD Ameritrade Holding Corp.	3.1%
7. Insulet Corp.	3.0%
8. Microchip Technology Inc.	3.0%
9. Hilton Worldwide Holdings Inc.	2.8%
10. Exact Sciences Corp.	2.6%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
15

Harbor Mid Cap Growth Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.8%
Shares		Value
AEROSPACE & DEFENSE—1.3%
28,175	Harris Corp.	$ 4,407
AIRLINES—1.7%
304,059	JetBlue Airways Corp.*	5,835
BANKS—1.1%
54,357	SunTrust Banks Inc.	3,631
BIOTECHNOLOGY—5.2%
176,679	Exact Sciences Corp.*	8,836
78,444	Ionis Pharmaceuticals Inc.*	3,375
15,505	Sage Therapeutics Inc.*	2,232
36,618	Seattle Genetics Inc.*	1,874
17,766	Spark Therapeutics Inc.*	1,356
		17,673
CAPITAL MARKETS—3.1%
181,010	TD Ameritrade Holding Corp.	10,515
COMMERCIAL SERVICES & SUPPLIES—1.2%
54,791	Brink's Co.	4,043
CONSTRUCTION MATERIALS—1.4%
43,317	Vulcan Materials Co.	4,838
CONTAINERS & PACKAGING—1.4%
41,601	Packaging Corp. of America	4,813
ELECTRICAL EQUIPMENT—2.2%
44,731	Rockwell Automation Inc.	7,359
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.7%
95,581	II-VI Inc.*	3,642
24,793	IPG Photonics Corp.*	5,282
28,209	Zebra Technologies Corp.*	3,803
		12,727
FOOD PRODUCTS—1.1%
57,456	Lamb Weston Holdings Inc.	3,753
HEALTH CARE EQUIPMENT & SUPPLIES—9.9%
29,630	Align Technology Inc.*	7,403
55,654	Baxter International Inc.	3,868
72,278	DexCom Inc.*	5,289
54,871	Edwards Lifesciences Corp.*	6,989
117,304	Insulet Corp.*	10,088
		33,637
HEALTH CARE TECHNOLOGY—1.3%
60,868	Veeva Systems Inc.*	4,269
HOTELS, RESTAURANTS & LEISURE—11.8%
86,242	Hilton Grand Vacations Inc.*	3,708
121,166	Hilton Worldwide Holdings Inc.	9,553
32,126	Marriott Vacations Worldwide Corp.	3,939
199,430	Melco Resorts & Entertainment Ltd. ADR (Hong Kong)[1]	6,224
101,302	MGM Resorts International	3,183
164,491	Planet Fitness Inc.*	6,627
29,469	Vail Resorts Inc.	6,758
		39,992
HOUSEHOLD DURABLES—0.8%
12,920	Mohawk Industries Inc.*	2,712
COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—3.3%
48,906	Shutterfly Inc.*	$ 3,957
46,400	TripAdvisor Inc.*	1,736
89,048	Wayfair Inc.*	5,548
		11,241
INTERNET SOFTWARE & SERVICES—4.1%
43,844	2U Inc.*	3,529
2,600	Ceridian Hcm Holding Inc.*	82
59,183	GoDaddy Inc.*	3,821
39,900	Spotify Technology SA (Luxembourg)*	6,450
		13,882
IT SERVICES—0.5%
16,294	Global Payments Inc.	1,842
LEISURE PRODUCTS—1.0%
32,694	Polaris Industries Inc.	3,427
MACHINERY—2.4%
35,076	IDEX Corp.	4,688
27,789	Middleby Corp.*	3,497
		8,185
MEDIA—0.8%
89,491	Liberty Media Corp.-Liberty Formula One*	2,642
MULTILINE RETAIL—3.5%
124,305	Dollar Tree Inc.*	11,920
OIL, GAS & CONSUMABLE FUELS—1.2%
244,096	WPX Energy Inc.*	4,171
PHARMACEUTICALS—1.2%
29,000	Eisai Co. Ltd. (Japan)	1,945
9,239	Nektar Therapeutics*	773
65,200	Ono Pharmaceutical Co. Ltd. (Japan)	1,507
		4,225
PROFESSIONAL SERVICES—3.2%
29,735	CoStar Group Inc.*	10,903
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.2%
321,145	Williams Scotsman Corp.*	4,111
ROAD & RAIL—1.9%
34,369	JB Hunt Transport Services Inc.	4,036
63,019	Knight-Swift Transportation Holdings Inc.	2,458
		6,494
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.9%
409,654	Advanced Micro Devices Inc.*	4,457
123,526	Microchip Technology Inc.	10,334
106,821	Micron Technology Inc.*	4,912
114,970	Teradyne Inc.	3,742
		23,445
SOFTWARE—14.3%
42,172	Autodesk Inc.*	5,309
22,702	Fair Isaac Corp.*	3,932
125,569	Guidewire Software Inc.*	10,626
91,871	ServiceNow Inc.*	15,263
108,089	Workday Inc.*	13,494
		48,624

16

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—3.0%
112,800	Floor & Decor Holdings Inc.*	$ 6,271
37,316	Tiffany & Co.	3,837
		10,108
TEXTILES, APPAREL & LUXURY GOODS—2.1%
69,991	Skechers U.S.A. Inc.*	1,995
174,558	Under Armour Inc. Class A*	3,100
130,083	Under Armour Inc. Class C*	1,997
		7,092
TOTAL COMMON STOCKS
(Cost $278,499)		332,516

SHORT-TERM INVESTMENTS—2.1%
(Cost $7,112)
Principal Amount		Value
REPURCHASE AGREEMENTS—2.1%
$7,112	Repurchase Agreement with Bank of America dated April 30, 2018 due May 01, 2018 at 1.700% collateralized by U.S. Treasury Notes (value $7,251)	$ 7,112
TOTAL INVESTMENTS—99.9%
(Cost $285,611)		339,628
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		373
TOTAL NET ASSETS—100.0%		$340,001

RIGHTS/WARRANTS OPEN AT APRIL 30, 2018
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Williams Scotsman Corp. Warrant	326,045	$ 11.50	11/29/2022	$ 280	$473

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $7,112 and holdings in the Pharmaceuticals category valued at $3,452 are classified as Level 2. All other holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
17

Harbor Small Cap Growth Fund
Managers’ Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William A. Muggia
Lead Portfolio Manager
Since 2000
Richard D. Lee, CFA
Since 2018
Ethan J. Meyers, CFA
Since 2000
John M. Montgomery
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
The Fund seeks long-term growth of capital.
William A. Muggia

Richard D. Lee, CFA

Ethan J. Meyers, CFA

John M. Montgomery

Management’s Discussion of
Fund Performance
Market Review
U.S. equity markets finished 2017 much the same way they started the year with strong returns and limited volatility. The momentum carried through to the start of 2018 as well and these gains were supported by continued strength in the underlying economy, robust earnings growth in corporate America, and further propelled by the stimulus of tax reform. However, as the first quarter of 2018 unfolded, volatility returned to the markets as investors grew concerned about the impact of rising inflation and the potential that the U.S. Federal Reserve may alter the course of expected future rate hikes. In addition, the political backdrop did little to quell the gyrations of the markets as escalating trade tensions between the U.S. and China called into question the continuation of the synchronized global growth story.
Performance
Harbor Small Cap Growth Fund returned 9.28% (Institutional Class), 9.34% (Retirement Class), 9.14% (Administrative Class), and 9.08% (Investor Class) for the six months ended April 30, 2018, outperforming the Russell 2000® Growth Index, which gained 5.46%. Relative strength in the Information Technology, Energy, and Real Estate sectors offset relative weakness in the Financials and Materials sectors.
Information Technology contributed 320 basis points (bps) to relative gains, nearly entirely due to stock selection. Participation was broad-based within the group as nearly all sub-industries provided relative performance gains over the period with the only exception being internet software & services. The sector’s top relative contributor was Zendesk, Inc., a company which offers a high-quality and differentiated customer service platform. The company’s product is able to integrate with social media seamlessly, differentiating Zendesk from older call center and customer service products that are not built to support these next-generation applications. Based on our research, we believe the company’s sales force is strategically focused on providing enterprise solution sales and, as a result of their recent success, average deal sizes have increased. We believe this continued shift toward enterprise customers should be good for Zendesk’s long term prospects, allowing them to achieve substantial growth over the next several years. We added to the position in December and continue to maintain our exposure. Fortinet, Inc., a provider of threat management and network security solutions, was also a top source of relative strength in the sector. Recent quarterly results have been viewed positively by the market and business momentum remains strong, in our opinion. Security continues to be an area of strength in the Information Technology sector, and we view Fortinet as one of the best ways to play the security theme, which is experiencing growth in budgets and awareness.
Energy was responsible for 70 bps of relative performance gains. Strong stock selection within oil & gas exploration & production stocks drove the bulk of the sector’s relative performance contribution. RSP Permian, Inc., which acquires, explores, and develops oil and gas resources in the Permian Basin of West Texas, was the top relative performer. The foundation of our investment in the company is our belief that RSP Permian maintains premier geological exposure and has shown a track record of execution. In late March 2018, news broke that the company had entered into an agreement with Concho Resources, Inc. to be acquired as part of Concho’s strategy to expand their Permian Basin portfolio, resulting in a combined entity that will
18

Harbor Small Cap Growth Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Small Cap Growth Fund
Institutional Class	9.28%	18.32%	13.53%	10.17%
Retirement Class[1]	9.34	18.37	13.57	10.20
Administrative Class	9.14	17.61	13.18	9.88
Investor Class	9.08	17.91	13.10	9.77
Comparative Index
Russell 2000® Growth	5.46%	16.60%	13.07%	10.41%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.87% (Institutional Class); 0.79% (Retirement Class); 1.12% (Administrative Class); and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
become the biggest operator in the region. As of the end of April, we continue to own shares in RSP Permian based upon our belief that Concho owns high quality geology, has shown a history of executing well, and that the combined entity should be positioned well for the future.
Investments in Real Estate generated 39 bps of relative returns. We remained underweight the sector over the trailing six-month period given our concerns regarding fundamental headwinds facing the group at large such as the current rising rate environment. As we continue to progress through this challenging environment, we are managing our exposure to the sector by selectivity gearing towards those REITs which we expect to experience growth next year despite the current backdrop. To that end, we have taken advantage of recent weakness to modestly increase our exposure, reducing our underweight position to the group.
Financials was the portfolio’s weakest group, detracting 31 bps from the portfolio’s relative returns. MGIC Investment Corporation, a provider of private mortgage insurance in the U.S., was the sector’s top relative underperformer. The shares declined after the company announced that it would cut the price of its main borrower-paid mortgage insurance product, potentially adversely impacting industry profitability. As a result of the development and the corresponding reduction in the stock’s risk/reward profile, we resolved to sell the position in April 2018.
Outlook & Strategy
Our outlook moving forward remains largely unchanged and we believe that risks facing the equity markets currently appear balanced. We expect that continued domestic economic expansion will support growth in corporate earnings and profitability. However, we believe maintaining year-over-year growth rates at this pace will likely prove hard to sustain for long. As the cycle matures, we believe a tight labor market will likely result in upward wage pressure and ultimately inflation running higher than market participants currently expect. While headline data suggests the near term inflation outlook remains muted, we continue to monitor developments closely.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Please note that Richard Lee was added to the portfolio management team as of March 1, 2018. Although Mr. Lee is a new portfolio manager for the Fund, he has been a member of Westfield’s Investment Committee since 2004.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
19

Harbor Small Cap Growth Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. RSP Permian Inc.	2.7%
2. Eldorado Resorts Inc.	2.6%
3. Masimo Corp.	2.2%
4. Proofpoint Inc.	2.2%
5. Berry Global Group Inc.	2.1%
6. Integra LifeSciences Holdings Corp.	2.1%
7. Zendesk Inc.	2.1%
8. KLX Inc.	2.0%
9. Nektar Therapeutics	2.0%
10. CoStar Group Inc.	1.9%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
20

Harbor Small Cap Growth Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.5%
Shares		Value
AEROSPACE & DEFENSE—4.4%
140,560	HEICO Corp.	$ 10,141
179,972	KLX Inc.*	14,079
36,210	Teledyne Technologies Inc.*	6,775
		30,995
BANKS—3.0%
245,980	Bank of NT Butterfield & Son Ltd. (Bermuda)	11,672
238,037	Pacific Premier Bancorp Inc.*	9,462
		21,134
BIOTECHNOLOGY—2.6%
245,670	Acceleron Pharma Inc.*	8,576
149,730	Clovis Oncology Inc.*	6,495
189,750	Fate Therapeutics Inc.*	1,917
81,430	Prothena Corp. plc (Ireland)*	977
		17,965
CAPITAL MARKETS—1.8%
101,293	Hamilton Lane Inc.	4,239
134,452	LPL Financial Holdings Inc.	8,144
		12,383
CHEMICALS—4.5%
326,340	Axalta Coating Systems Ltd. (Bermuda)*	10,084
211,140	H.B. Fuller Co.	10,445
151,560	Trinseo SA (Luxembourg)	11,056
		31,585
COMMUNICATIONS EQUIPMENT—1.5%
418,620	Ciena Corp.*	10,779
CONSTRUCTION MATERIALS—1.3%
334,291	Summit Materials Inc.*	9,407
CONSUMER FINANCE—1.5%
87,390	Green Dot Corp.*	5,314
267,370	Santander Consumer USA Holdings Inc.	4,933
		10,247
CONTAINERS & PACKAGING—2.1%
269,200	Berry Global Group Inc.*	14,806
DIVERSIFIED CONSUMER SERVICES—1.5%
81,430	Bright Horizons Family Solutions Inc.*	7,726
126,825	Chegg Inc.*	2,944
		10,670
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
45,839	Orbotech Ltd. (Israel)*	2,678
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.4%
91,060	Camden Property Trust	7,776
375,324	Stag Industrial Inc.	9,222
		16,998
HEALTH CARE EQUIPMENT & SUPPLIES—7.4%
99,918	Cantel Medical Corp.	11,198
236,510	Integra LifeSciences Holdings Corp.*	14,576
171,421	Masimo Corp.*	15,382
161,340	Novocure Ltd. (Jersey)*	4,404
346,780	Wright Medical Group NV (Netherlands)*	6,800
		52,360
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE TECHNOLOGY—1.0%
160,112	Omnicell Inc.*	$ 6,901
HOTELS, RESTAURANTS & LEISURE—5.1%
445,112	Eldorado Resorts Inc.*	18,027
175,703	Texas Roadhouse Inc.	11,259
29,885	Vail Resorts Inc.	6,853
		36,139
HOUSEHOLD DURABLES—0.7%
88,312	Installed Building Products Inc.*	5,096
INSURANCE—0.1%
13,979	Kemper Corp.	944
IT SERVICES—4.6%
149,420	Interxion Holding NV (Netherlands)*	9,715
72,422	WEX Inc.*	11,727
220,925	WNS Holdings Ltd. ADR (Jersey)*,1	10,810
		32,252
LIFE SCIENCES TOOLS & SERVICES—3.3%
49,040	BIO-RAD Laboratories Inc.*	12,442
89,224	ICON plc (Ireland)*	10,495
		22,937
MACHINERY—4.5%
244,760	Flowserve Corp.	10,870
116,420	John Bean Technologies Corp.	12,544
459,260	Milacron Holdings Corp.*	8,280
		31,694
MEDIA—4.0%
376,361	Lions Gate Entertainment Corp. Class B (Canada)	8,664
47,820	Madison Square Garden Co.*	11,621
131,694	Nexstar Media Group Inc.	8,198
		28,483
OIL, GAS & CONSUMABLE FUELS—3.7%
384,700	Centennial Resource Development Inc.*	7,117
382,870	RSP Permian Inc.*	18,994
		26,111
PHARMACEUTICALS—5.9%
239,261	Aclaris Therapeutics Inc.*	4,247
1,539,219	Cardiome Pharma Corp. (Canada)*	3,617
133,530	Catalent Inc.*	5,490
139,030	Intersect ENT Inc.*	5,554
274,090	Medicines Co.*	8,247
168,062	Nektar Therapeutics*	14,060
		41,215
PROFESSIONAL SERVICES—1.9%
36,396	CoStar Group Inc.*	13,345
ROAD & RAIL—1.5%
156,750	Ryder System Inc.	10,570
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.4%
116,730	Advanced Energy Industries Inc.*	6,951
241,400	Integrated Device Technology Inc.*	6,718
37,894	Monolithic Power Systems Inc.	4,438
325,430	Ultra Clean Holdings Inc.*	5,698
		23,805

21

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—13.3%
242,010	8x8 Inc.*	$ 4,901
200,452	Bottomline Technologies de Inc.*	7,922
150,031	Commvault Systems Inc.*	10,495
187,307	Fortinet Inc.*	10,369
83,420	Nice Ltd. ADR (Israel)[1]	7,939
130,479	Proofpoint Inc.*	15,389
123,444	Tableau Software Inc.*	10,499
46,630	Ultimate Software Group Inc.*	11,187
302,810	Zendesk Inc.*	14,762
		93,463
SPECIALTY RETAIL—4.0%
530,460	American Eagle Outfitters Inc.	10,970
61,720	Lithia Motors Inc.	5,916
126,200	National Vision Holdings Inc.*	4,200
469,650	Party City Holdco Inc.*	7,397
		28,483
TRADING COMPANIES & DISTRIBUTORS—4.1%
16,683	BMC Stock Holdings Inc.*	288
283,566	Rush Enterprises Inc.*	11,578
352,310	Univar Inc.*	9,710
42,935	Watsco Inc.	7,188
		28,764
TOTAL COMMON STOCKS
(Cost $535,863)		672,209

SHORT-TERM INVESTMENTS—2.0%
(Cost $13,903)
Principal Amount		Value
REPURCHASE AGREEMENTS
$13,903	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $14,183)	$ 13,903
TOTAL INVESTMENTS—97.5%
(Cost $549,766)		686,112
CASH AND OTHER ASSETS, LESS LIABILITIES—2.5%		17,620
TOTAL NET ASSETS—100.0%		$703,732

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $13,903 are classified as Level 2. All other holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
AFFILIATED TRANSACTIONS
Certain of the Fund’s investments are in companies that are considered to be affiliated companies of the Fund because the Fund owned more than 5% of the outstanding voting securities of the company during the period November 1, 2017 through April 30, 2018. Transactions during the period in securities of these companies were as follows:
Security Name	Beginning Balance as of 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Net Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Net Dividend Income (000s)	Ending Balance as of 04/30/2018 (000s)
Cardiome Pharma Corp. (Canada)*	$3,014	$–	$(240)	$(1,375)	$2,218	$–	$3,617

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
22

Harbor Small Cap Growth Opportunities Fund
Managers’ Commentary (Unaudited)

Subadviser
Elk Creek Partners, LLC
44 Cook Street
Suite 705
Denver, CO 80206
Portfolio Managers
Cam Philpott, CFA
Since 2014
David Hand, CFA
Since 2014
Hiren Patel, Ph.D.
Since 2014
Sean McGinnis, CFA
Since 2014
Elk Creek has subadvised the Fund since 2014.
Investment Objective
The Fund seeks long-term growth of capital.
Cam Philpott, CFA

David Hand, CFA

Hiren Patel, Ph.D.

Sean McGinnis, CFA

Management’s Discussion of
Fund Performance
Market REVIEW
Stocks were strong to start the six months ended April 30, 2018. Industrial companies broadly posted better organic revenue growth rates, and Consumer companies were discounting less in the holiday season. In December, investors grew a bit cautious and the month started with significant selling pressure. We noticed some of the weaker stocks during that time were in sectors that had been among the stronger performers for the full calendar year of 2017, which we think suggests investors were anxious to lock in gains.
The market regained its positive direction into year-end as tax legislation moved more convincingly through U.S. Congress and was ultimately signed into law by the U.S. President. With regard to small cap companies, in our view the overall effect should be relatively positive as tax rates drop into the low 20% range. Many small cap companies report tax rates in the mid to upper 30% range; so, broadly speaking, we expect a rather dramatic decrease in small company taxes. Of course, each company must be addressed individually to determine the ultimate effect.
Calendar year 2018 began with a resumption of the positive performance trends from 2017 across all market caps. Fundamentally in January, corporate earnings reports generally met expectations, and investors’ moods were broadly constructive. In early February, volatility returned to the market with a sudden fury. The CBOE Volatility Index (VIX) Index posted a historically massive one-day increase on February 5th, and that increase was correlated with dramatic collateral moves in the financial markets. The effect on the equity markets was a large sell-off across market caps. February was largely negative for equity investors, but stock prices subsequently recovered from the end of February through March and April.
Performance
For the six months ended April 30, 2018, Harbor Small Cap Growth Opportunities Fund returned 7.85% (Institutional Class), 7.84% (Retirement Class), 7.72% (Administrative Class), and 7.72% (Investor Class) outperforming its benchmark, the Russell 2000® Growth Index, which was up 5.46% for the same period.
Outperformance was driven by stock selection across nearly all sectors, led by the Information Technology and Consumer Discretionary sectors, and offset somewhat by negative stock selection in the Industrials sector. Sector weights are typically a result of our individual stock-selection process and not a primary focus of our investment strategy.
Specific stocks that were meaningful to the Fund included Cerus Corp. (CERS), a viral pathogen-inactivation company for blood-based products. Revenues were modestly better than expectations, and Cerus’ products continue to demonstrate growth rates above their respective markets. Additionally, the company had positive developments with new product offerings that could represent a large market opportunity. We modestly trimmed this position in the beginning of 2018.
Biotechnology company, Sarepta Therapeutics, Inc. (SRPT), which is focused on Duchenne’s Muscular Dystrophy, was another positive stock for the Fund. The company’s commercial success in its first year of marketing Exondys 51 was excellent. We continue to be optimistic about this drug’s growth prospects as we believe the market dynamics favor the product.
23

Harbor Small Cap Growth Opportunities Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Small Cap Growth Opportunities Fund
Institutional Class[1]	7.85%	11.85%	N/A	8.46%
Retirement Class[1,2]	7.84	11.92	N/A	8.50
Administrative Class[1]	7.72	11.63	N/A	8.33
Investor Class[1]	7.72	11.59	N/A	8.07
Comparative Index
Russell 2000® Growth[1]	5.46%	16.60%	N/A	9.60%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.89% (Institutional Class); 0.81% (Retirement Class); 1.14% (Administrative Class); and 1.26% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Additionally, a potentially competitive therapy ran into issues during early clinical development, which caused that trial to be halted. Given the strength in Sarepta’s shares, we significantly reduced this position in the Fund due to price appreciation in early 2018. We remain optimistic about the company’s growth prospects.
WageWorks, Inc., a leading provider of software systems that enable employees to manage benefits, detracted from performance over the period. Investors were slightly disappointed with the company’s organic growth rate, though we believe those concerns to be overdone at current levels. The stock trades at a significant discount to peers, and we believe that employee demand for directed benefit programs, such as Health Savings Accounts, remains intact. As more of the healthcare expense burden shifts from companies to employees, we believe that individuals will seek directed benefit programs to manage their costs. We maintained our position in these shares.
Nutrisystem, Inc., a leading provider of weight management products and services, was a weak stock for the Fund during the period. Despite executing well for many years, the company’s marketing efforts for this year’s diet season performed poorly, and that campaign’s shortfall led to disappointing first quarter results. Other companies in the weight management category performed well, so we believe that the end market remains healthy. We maintained our position in the stock on the initial news, and subsequently added to our position as the shares weakened. Interestingly, third party search data suggested that Nutrisystem’s renewed campaign effort was gaining traction with consumers as search metrics improved. We believe that the company will return operational results to its more typical form.
Outlook & StRategy
The markets sold off dramatically on the first day of the new quarter, and it seems to us the overall tone in the financial media has become more cautious than optimistic. We believe this mood shift is really a question of sentiment regarding growth as few investors seem concerned about current fundamentals.
In our view, the primary concern seems centered around international policy responses to the current U.S. administration’s tariffs, especially from China, that could contract the global economy by ultimately restricting trade. We believe that a secondary concern is whether inflationary pressures could trigger a more aggressive monetary policy response than the markets currently anticipate. Finally, in our opinion, there remains the worry that political headwinds could increase as mid-term elections approach, creating issues for the administration in U.S. Congress, perhaps even Democratic control of one or both chambers.
We do not own stocks in the Fund based on a particular view of market sentiment (where it is or where it might go). Instead, we are committed to our longstanding investment process and remain focused on identifying companies with what we believe to be sustainable growth prospects that have reasonable valuations. Market sentiment will wax and wane, but our underlying belief is that individual company fundamentals will continue to drive long-term stock performance.

1	The “Life of Fund” return as shown reflects the period 02/01/2014 through 04/30/2018.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Elk Creek Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
24

Harbor Small Cap Growth Opportunities Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Interxion Holding NV	3.2%
2. MaxLinear Inc.	2.5%
3. Evolent Health Inc.	2.2%
4. Quotient Technology Inc.	2.2%
5. Pacira Pharmaceuticals Inc.	2.1%
6. WNS Holdings Ltd. ADR	2.1%
7. Vocera Communications Inc.	2.0%
8. Cerus Corp.	1.9%
9. National General Holdings Corp.	1.6%
10. Synchronoss Technologies Inc.	1.6%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
25

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.3%
Shares		Value
AEROSPACE & DEFENSE—1.1%
155,412	KeyW Holding Corp.*	$ 1,203
51,381	Maxar Technologies Ltd. (Canada)	2,328
		3,531
AIR FREIGHT & LOGISTICS—1.9%
54,046	Atlas Air Worldwide Holdings Inc.*	3,427
89,909	Echo Global Logistics Inc.*	2,454
		5,881
BANKS—2.2%
48,058	Chemical Financial Corp.	2,638
53,820	FB Financial Corp.	2,143
79,235	Tristate Capital Holdings Inc.*	1,981
		6,762
BEVERAGES—0.8%
197,636	Primo Water Corp.*	2,577
BIOTECHNOLOGY—6.5%
41,278	BioSpecifics Technologies Corp.*	1,751
91,769	Exact Sciences Corp.*	4,589
31,821	Foundation Medicine Inc.*	2,430
60,078	Intercept Pharmaceuticals Inc.*	4,086
17,544	Ligand Pharmaceuticals Inc.*	2,717
57,076	Sarepta Therapeutics Inc.*	4,358
		19,931
BUILDING PRODUCTS—0.6%
110,201	NCI Building Systems Inc.*	1,929
COMMERCIAL SERVICES & SUPPLIES—1.7%
82,797	Advanced Disposal Services Inc.*	1,825
292,612	Hudson Technologies Inc.*	1,282
46,828	TETRA Tech Inc.	2,266
		5,373
COMMUNICATIONS EQUIPMENT—1.7%
295,224	Infinera Corp.*	3,460
143,810	Quantenna Communications Inc.*	1,822
		5,282
CONSTRUCTION & ENGINEERING—1.3%
39,328	Dycom Industries Inc.*	4,085
CONSUMER FINANCE—0.8%
42,805	Green Dot Corp.*	2,603
DIVERSIFIED CONSUMER SERVICES—2.1%
55,143	Adtalem Global Education Inc.*	2,625
169,941	Chegg Inc.*	3,944
		6,569
DIVERSIFIED TELECOMMUNICATION SERVICES—1.0%
256,164	Iridium Communications Inc.*	3,048
ELECTRICAL EQUIPMENT—1.0%
112,069	Atkore International Group Inc.*	1,991
137,280	Power Solutions International Inc.*	1,030
		3,021
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.6%
65,933	Methode Electronics Inc.	$ 2,631
44,765	MTS Systems Corp.	2,274
		4,905
FOOD & STAPLES RETAILING—0.7%
94,193	Chefs' Warehouse Inc.*	2,284
FOOD PRODUCTS—0.8%
117,768	Freshpet Inc.*	2,332
HEALTH CARE EQUIPMENT & SUPPLIES—7.0%
1,118,539	Cerus Corp.*	5,816
157,940	Cryolife Inc.*	3,546
239,156	Invacare Corp.	4,353
32,596	Nevro Corp.*	2,913
44,414	Nuvasive Inc.*	2,363
125,991	Wright Medical Group NV (Netherlands)*	2,471
		21,462
HEALTH CARE PROVIDERS & SERVICES—0.8%
161,315	Surgery Partners Inc.*	2,581
HEALTH CARE TECHNOLOGY—5.7%
419,207	Evolent Health Inc.*	6,917
105,890	Teladoc Inc.*	4,553
248,708	Vocera Communications Inc.*	6,235
		17,705
HOTELS, RESTAURANTS & LEISURE—5.5%
15,825	Churchill Downs Inc.	4,346
46,134	Dave & Buster's Entertainment Inc.*	1,960
195,573	Habit Restaurants Inc.*	1,975
69,746	Planet Fitness Inc.*	2,810
298,777	Playa Hotels & Resorts NV (Netherlands)*	3,078
43,659	Red Robin Gourmet Burgers Inc.*	2,722
		16,891
HOUSEHOLD DURABLES—1.1%
108,018	Century Communities Inc.*	3,322
INSURANCE—2.4%
49,043	Kinsale Capital Group Inc.	2,528
190,034	National General Holdings Corp.	4,897
		7,425
INTERNET & DIRECT MARKETING RETAIL—0.9%
100,412	NutriSystem Inc.	2,912
INTERNET SOFTWARE & SERVICES—6.4%
88,098	Benefitfocus Inc.*	2,661
92,389	Carbonite Inc.*	2,873
295,238	Gogo Inc.*	2,781
93,570	Hortonworks Inc.*	1,584
498,747	Quotient Technology Inc.*	6,683
75,609	Twilio Inc.*	3,192
		19,774
IT SERVICES—5.3%
152,568	Interxion Holding NV (Netherlands)*	9,920
128,969	WNS Holdings Ltd. ADR (India)*,1	6,310
		16,230
LIFE SCIENCES TOOLS & SERVICES—0.8%
119,653	Luminex Corp.	2,555

26

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—5.5%
78,766	Actuant Corp.	$ 1,855
52,556	CIRCOR International Inc.	2,227
158,756	Kornit Digital Ltd. (Israel)*	2,310
84,001	Meritor Inc.*	1,635
175,050	NN Inc.	3,554
141,467	REV Group Inc.	2,553
106,831	Rexnord Corp.*	2,939
		17,073
MEDIA—1.3%
104,647	World Wrestling Entertainment Inc.	4,164
OIL, GAS & CONSUMABLE FUELS—2.6%
191,261	Callon Petroleum Co.*	2,660
135,391	SM Energy Co.	3,243
185,210	SRC Energy Inc.*	2,045
		7,948
PHARMACEUTICALS—3.9%
106,694	Medicines Co.*	3,210
197,282	Pacira Pharmaceuticals Inc.*	6,530
725,925	Teligent Inc.*	2,178
		11,918
PROFESSIONAL SERVICES—2.3%
5,111	Asgn Inc.*	412
57,782	Korn/Ferry International	3,089
84,117	WageWorks Inc.*	3,504
		7,005
ROAD & RAIL—1.5%
239,102	Daseke Inc.*	1,980
39,009	Saia Inc.*	2,576
		4,556
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.0%
161,752	Inphi Corp.*	4,623
343,507	MaxLinear Inc.*	7,670
		12,293
SOFTWARE—3.6%
47,475	Imperva Inc.*	2,125
448,567	Synchronoss Technologies Inc.*	5,024
245,828	Vasco Data Security International Inc.*	3,810
		10,959
SPECIALTY RETAIL—2.2%
103,974	Camping World Holdings Inc.	2,977
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
63,089	National Vision Holdings Inc.*	$ 2,100
115,898	Party City Holdco Inc.*	1,825
		6,902
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.5%
168,501	Electronics for Imaging Inc.*	4,667
TEXTILES, APPAREL & LUXURY GOODS—0.8%
63,616	G-III Apparel Group Ltd.*	2,321
THRIFTS & MORTGAGE FINANCE—1.3%
6,615	LendingTree Inc.*	1,577
20,643	Meta Financial Group Inc.	2,295
		3,872
TRADING COMPANIES & DISTRIBUTORS—1.7%
55,362	Beacon Roofing Supply Inc.*	2,710
177,462	Foundation Building Materials Inc.*	2,493
		5,203
WATER UTILITIES—0.8%
160,995	Aquaventure Holdings Ltd. (Virgin Islands)*	2,360
WIRELESS TELECOMMUNICATION SERVICES—0.6%
46,841	Shenandoah Telecommunications Co.	1,768
TOTAL COMMON STOCKS
(Cost $265,097)		293,979

SHORT-TERM INVESTMENTS—4.5%
(Cost $14,029)
Principal Amount
REPURCHASE AGREEMENTS
$14,029	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $14,313)	14,029
TOTAL INVESTMENTS—99.8%
(Cost $279,127)		308,008
CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		526
TOTAL NET ASSETS—100.0%		$308,534

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $14,029 are classified as Level 2. All other holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
27

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio Manager
Howard Gleicher, CFA
Since 2012
Gregory D. Padilla, CFA
Since 2018
Aristotle has subadvised the Fund since 2012.
Investment Objective
The Fund seeks long-term total return.
Howard Gleicher, CFA

Gregory D. Padilla, CFA

Management’s Discussion of
Fund Performance
Markets Review
After a strong finish to 2017 for U.S. equity markets, thanks in part to a steady macroeconomic backdrop, healthy corporate earnings and fiscal stimulus provided by the Tax Cuts and Job Act of 2017, which passed in December, stocks raced out of the gates in 2018, but stalled in February and March. Stronger-than-expected wage data worried investors that rising inflation could force the U.S. Federal Reserve to raise interest rates faster than previously anticipated and briefly caused stocks to enter correction territory. Just as it appeared that calm had returned to the markets, news in March that President Trump would pursue tariffs on foreign steel and aluminum, along with prospects for greater regulation in the Information Technology sector amid privacy concerns, triggered a tech-led retreat. Volatility, which was notably absent during the rally in 2017, returned in a significant fashion during the first quarter, peaking in February. The S&P 500 Index rose or fell by 1% or more on 23 trading days during the first three months—nearly three times the total number of days with 1% moves, up or down, in all of 2017. Equities concluded the period eking out modest gains in April, while the CBOE Volatility Index (VIX) trended lower, ending the month down 20% and 57% below February peak levels.
Performance
The Harbor Large Cap Value Fund outperformed the benchmark (Russell 1000® Value Index) during the six months ended April 30, 2018. The Fund returned 2.85% (Institutional Class), 2.89% (Retirement Class), 2.63% (Administrative Class), and 2.64% (Investor Class), while the Russell 1000® Value Index rose 1.94%.
Stock selection was strongest in Consumer Staples, Energy and Information Technology, and within each sector, The Kroger Company, Phillips 66 Company and Adobe Systems Incorporated, respectively, were the top contributors to relative return. Relative performance was hurt mostly by stock selection in Materials, Industrials and Financials, and within each sector, Martin Marietta, Oshkosh Corporation and Ameriprise Financial, Inc., respectively, were the main detractors.
Computer software company Adobe was once again a main contributor, reporting solid quarterly results and executing well across its businesses, with steady Creative Cloud renewal rates and increasing penetration of Experience Cloud. Adobe continues to build on the vision of becoming the “Experience System of Record,” bringing together the power of data, content and intelligent services to help companies become an “Experience Business.” Adobe also announced a strategic partnership with company NVIDIA to enhance Adobe Sensei, its artificial intelligence system, which in our view can deliver greater value to its customers through Creative Cloud, Document Cloud and Experience Cloud. We believe this is another example of how the company enhances new tools and technologies to provide an improving experience to its customers.
A large detractor from performance was Oshkosh. During the most recent quarter, the company reported strong orders in its Access Equipment, Defense and Commercial segments and increased its earnings outlook for the year. However, its shares declined with fears that the U.S. administration’s planned tariffs on steel and aluminum could hurt the company’s earnings given that these metals are the main raw materials used by the truck manufacturer. We believe it is too soon to judge the impact of such tariffs on the company’s margins and, ultimately, its earnings. In fact, President Trump has softened his stance on tariffs since announcing them, and now Mexico and Canada are exempt while others could receive passes, too. Rather than trying to determine outcomes based on policies that have yet to be defined, our investment
28

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Large Cap Value Fund
Institutional Class	2.85%	12.26%	13.40%	8.19%
Retirement Class[1]	2.89	12.42	13.43	8.21
Administrative Class	2.63	11.93	13.11	7.90
Investor Class	2.64	11.87	12.99	7.78
Comparative Index
Russell 1000® Value	1.94%	7.50%	10.52%	7.30%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.68% (Net) and 0.72% (Gross) (Institutional Class); 0.60% (Net) and 0.64% (Gross) (Retirement Class); 0.93% (Net) and 0.97% (Gross) (Administrative Class); and 1.05% (Net) and 1.09% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
team continues to spend its time monitoring what we believe to be Oshkosh’s competitive advantages (e.g., pricing power, large barriers to entry and consistently positive cash flow), and catalysts, such as cost optimization efforts and market share gains, continue to materialize.
During the period, we sold our positions in Baxter International and First Republic Bank to invest in what we consider to be more compelling investment opportunities: global, diversified multi-industrial company Johnson Controls International and East West Bancorp, a leading bank serving the Asian community in the United States and one of only three U.S. banks with a banking license in China.
Outlook & Strategy
Following an extended period of calm, the stock market finally experienced a bout of volatility. In contrast to the panicky narrative that ensued in the media, we believe these corrections are normal, healthy and often provide opportunities. A dispassionate fundamental investor with a long-term investment horizon should not be concerned with understanding the day-to-day gyrations in stock prices. These distractions are best left to those who regard stocks solely as pieces of paper to be traded back and forth.
So while the headlines focus on short-term news, we will continue to direct our time and energy toward understanding the fundamentals of businesses in our investment universe. We firmly believe that a focus on trying to uncover what we view as exceptional businesses trading meaningfully below their intrinsic worth, with catalysts that are in their control, is the best way for a manager to add value. Such thinking helps us identify companies that in our opinion, possess sustainable competitive advantages and can be poised to outperform their peers over a market cycle.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
29

Harbor Large Cap Value Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Adobe Systems Inc.	4.7%
2. Bank of America Corp.	3.4%
3. Microsoft Corp.	3.4%
4. Home Depot Inc.	3.3%
5. Microchip Technology Inc.	3.1%
6. Danaher Corp.	3.0%
7. Phillips 66	3.0%
8. Ameriprise Financial Inc.	2.7%
9. Amgen Inc.	2.7%
10. Oshkosh Corp.	2.7%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
30

Harbor Large Cap Value Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.6%
Shares		Value
AEROSPACE & DEFENSE—2.6%
118,000	General Dynamics Corp.	$ 23,755
BANKS—15.1%
2,660,000	Banco Bilbao Vizcaya SA ADR (Spain)[1]	21,440
1,023,000	Bank of America Corp.	30,608
150,000	BOK Financial Corp.	15,102
132,000	Cullen/Frost Bankers Inc.	15,107
325,000	East West Bancorp Inc.	21,652
163,000	JPMorgan Chase & Co.	17,731
2,100,000	Mitsubishi UFJ Financial Group Inc. ADR (Japan)[1]	14,028
		135,668
BEVERAGES—1.9%
390,000	Coca-Cola Co.	16,852
BIOTECHNOLOGY—5.1%
231,000	AbbVie Inc.	22,303
137,000	Amgen Inc.	23,904
		46,207
BUILDING PRODUCTS—2.2%
584,000	Johnson Controls International plc	19,780
CAPITAL MARKETS—2.7%
175,000	Ameriprise Financial Inc.	24,537
CHEMICALS—2.5%
215,000	PPG Industries Inc.	22,764
CONSTRUCTION MATERIALS—2.5%
113,000	Martin Marietta Materials Inc.	22,009
CONSUMER FINANCE—2.3%
230,000	Capital One Financial Corp.	20,843
ENERGY EQUIPMENT & SERVICES—1.7%
295,000	Halliburton Co.	15,632
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
22,917	Equity Lifestyle Properties Inc.*	2,043
76,323	Sun Communities Inc.	7,163
		9,206
FOOD & STAPLES RETAILING—3.8%
660,000	Kroger Co.	16,625
260,000	Walgreens Boots Alliance Inc.	17,277
		33,902
FOOD PRODUCTS—3.4%
330,000	Archer Daniels Midland Co.	14,975
390,000	Mondelez International Inc.	15,405
		30,380
GAS UTILITIES—1.9%
333,000	National Fuel Gas Co.	17,100
HEALTH CARE EQUIPMENT & SUPPLIES—5.5%
267,000	Danaher Corp.	26,785
277,000	Medtronic plc (Ireland)	22,196
		48,981
HEALTH CARE PROVIDERS & SERVICES—1.6%
416,000	Acadia Healthcare Co. Inc.*	14,801
COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—4.8%
436,000	Lennar Corp. Class A	$ 23,060
7,120	Lennar Corp. Class B	304
422,544	Sony Corp. ADR (Japan)[1]	19,365
		42,729
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.5%
1,080,000	AES Corp.	13,219
INSURANCE—2.1%
138,000	Chubb Ltd. (Switzerland)	18,722
IT SERVICES—2.6%
307,000	PayPal Holdings Inc.*	22,905
MACHINERY—2.7%
330,000	Oshkosh Corp.	23,813
OIL, GAS & CONSUMABLE FUELS—5.6%
117,429	EQT Corp.	5,894
243,000	Phillips 66	27,048
87,000	Pioneer Natural Resources Co.	17,535
		50,477
PERSONAL PRODUCTS—2.4%
380,000	Unilever NV (United Kingdom)	21,706
PHARMACEUTICALS—2.1%
240,000	Novartis AG ADR (Switzerland)[1]	18,406
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.1%
333,000	Microchip Technology Inc.	27,859
SOFTWARE—10.6%
191,000	Adobe Systems Inc.*	42,325
139,000	ANSYS Inc.*	22,471
327,000	Microsoft Corp.	30,581
		95,377
SPECIALTY RETAIL—3.3%
160,000	Home Depot Inc.	29,568
TOTAL COMMON STOCKS
(Cost $711,770)		867,198

SHORT-TERM INVESTMENTS—4.3%
(Cost $38,523)
Principal Amount
REPURCHASE AGREEMENTS
$38,523	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $39,296)	38,523
TOTAL INVESTMENTS—100.9%
(Cost $750,293)		905,721
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.9)%		(7,930)
TOTAL NET ASSETS—100.0%		$897,791

31

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $38,523 are classified as Level 2. All other holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
32

Harbor Mid Cap Value Fund
Managers’ Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since 2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2014
Guy Lakonishok, CFA
Since 2014
LSV has subadvised the Fund since 2004.
Investment Objective
The Fund seeks long-term total return.
Josef Lakonishok, Ph.D.

Menno Vermeulen, CFA

Puneet Mansharamani, CFA

Greg Sleight

Guy Lakonishok, CFA

Management’s Discussion of
Fund Performance
Market Review
U.S. equities posted gains over the six months ended April 30, 2018. The S&P 500 Index returned 3.82% while mid cap stocks as measured by the Russell Midcap® Index returned 3.69%. Equity markets began the period with strong gains over the last two months of 2017 and in January 2018. However, volatility returned to equity markets in February and equities surrendered some of the period’s early gains. Equity markets continued to hit new highs early in the period as solid economic data, strong earnings and the benefits of corporate tax reform drove markets higher. However, the prospect of a trade war between the U.S. and China and rising interest rates weighed on markets late in the period. The U.S. Federal Reserve raised rates in December 2017 and once again in March as was expected.
Over the trailing six months, Energy stocks recovered and led all sectors in the Russell Midcap®Value Index advancing nearly 15% as oil prices rallied. Information Technology stocks continued to do well advancing 7.6%. Financial stocks benefitted from the rising interest rate environment and returned 6.7%. Interest rate sensitive sectors including Real Estate and Utilities lagged in the period posting negative returns. Industrials also struggled, declining 2.6%. Value equities continued to lag among mid cap stocks over the period as the Russell Midcap® Value Index was up 2.55% while the Russell Midcap® Growth Index returned 5.16%.
Performance
Harbor Mid Cap Value Fund returned 1.42% (Institutional Class), 1.49% (Retirement Class), 1.33% (Administrative Class), and 1.26% (Investor Class) compared to 2.55% for the Russell Midcap® Value Index for the six months ended April 30, 2018. The Fund started the period with strong absolute and relative performance but as volatility picked up and markets retreated over the last three months the Fund lagged. The underperformance in the period was primarily a result of poor selection among Information Technology, Industrials and Real Estate stocks. The Fund’s sector exposures relative to the benchmark had a positive impact on performance. The Fund’s overweight to Information Technology stocks and underweight to Real Estate and Utilities stocks had a positive impact on performance. This was partially offset by the Fund’s underweight to Energy stocks which rebounded and led the market over the last six months.
Even though the Fund’s underweight to Energy had a negative impact on results, stock selection within Energy continued to add value. The Fund’s exposure to refining stocks Valero Energy and PBF Energy continued to contribute positively. However, stock selection in several sectors was weak. Within the Industrials sector, ManpowerGroup and Briggs & Stratton reported disappointing first quarter results and declined on the news. The Fund held several stocks in the Information Technology sector that underperformed in the period. While the Fund benefitted from an overweight to semiconductor equipment stocks over the last few years, stocks in the semiconductor equipment group reported disappointing first quarter earnings and several of the Fund holdings including LAM Research, Applied Materials and Amkor Technology were punished. Within Financials, Ameriprise Financial, which is one of the largest Fund holdings, was down nearly 10% in the period. In addition, the Fund had exposure to mortgage insurers, specifically MGIC and Radian, which struggled. MGIC reported weaker than expected Q1 2018 earnings and the mortgage insurers were off nearly 30% in the period.
33

Harbor Mid Cap Value Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Mid Cap Value Fund
Institutional Class	1.42%	4.93%	11.45%	9.94%
Retirement Class[1]	1.49	5.00	11.48	9.95
Administrative Class	1.33	4.68	11.18	9.68
Investor Class	1.26	4.54	11.05	9.55
Comparative Index
Russell Midcap® Value	2.55%	6.83%	10.97%	9.22%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.84% (Net) and 0.87% (Gross) (Institutional Class); 0.76% (Net) and 0.79% (Gross) (Retirement Class); 1.09% (Net) and 1.12% (Gross) (Administrative Class); and 1.21% (Net) and 1.24% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Real Estate holdings that struggled included Lexington Realty Trust and Mack-Cali Realty Group. Stocks that contributed positively included HCA Healthcare in Health Care, Seagate Technology and NetApp in Information Technology and Brinker International and Kohl’s Corp in Consumer Discretionary.
Outlook & Strategy
Our portfolio decision making process is strictly quantitative and driven by (1) a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and, (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macro-economic analysis.
Sector weightings are a residual of our bottom-up stock selection process, subject to minimum and maximum exposures to sectors and industries. As of April 30, 2018, the Fund’s most significant sector exposures on an absolute basis are to the Financials, Industrials, Consumer Discretionary and Information Technology sectors. Relative to its benchmark, the Fund is overweight the Consumer Discretionary, Financials and Information Technology sectors while underweight Energy, Utilities and REITs as of April 30, 2018.
Changes in the Fund tend to be gradual given the Fund’s low turnover and its three-to five-year investment horizon. Over the last six months, we reduced the relative weight to Industrials and Information Technology. Within Industrials, we reduced the weight to several stocks that did well, including Textron and Spirit Aerosystems. In addition, one of the Fund holdings, Orbital ATK, was acquired at a premium in the period. We reduced the overweight to Information Technology, selling Netgear and Teradyne and trimming the weight to Applied Materials as these stocks did well and became candidates for sale given their valuations. We increased the weight to Consumer Discretionary and Consumer Staples in the period. We initiated several new positions in the Consumer Discretionary sector including AutoNation, BorgWarner, Brunswick and Toll Brothers. In the Consumer Staples sector, we initiated a position in Ingredion and added to the Fund’s holdings in Kroger, JM Smucker and Tyson Foods.
We believe the Fund’s holdings trade at attractive valuations and we are still able to find attractively priced stocks across many sectors and industries to build the portfolio. In our view, the companies the Fund holds are generating strong cash flows and good earnings that we believe are attractively valued which is reflected in the Fund’s portfolio characteristics.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
34

Harbor Mid Cap Value Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Valero Energy Corp.	1.9%
2. Entergy Corp.	1.6%
3. Public Service Enterprise Group Inc.	1.6%
4. Regions Financial Corp.	1.6%
5. Eastman Chemical Co.	1.5%
6. FirstEnergy Corp.	1.5%
7. Marathon Petroleum Corp.	1.5%
8. Ameriprise Financial Inc.	1.4%
9. SunTrust Banks Inc.	1.4%
10. Cummins Inc.	1.3%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
35

Harbor Mid Cap Value Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.5%
Shares		Value
AEROSPACE & DEFENSE—2.2%
29,700	Huntington Ingalls Industries Inc.	$ 7,223
40,200	Moog Inc.	3,295
136,400	Spirit AeroSystems Holdings Inc.	10,963
85,800	Triumph Group Inc.	2,029
		23,510
AIR FREIGHT & LOGISTICS—0.4%
74,217	Atlas Air Worldwide Holdings Inc.*	4,705
AIRLINES—2.8%
79,057	Alaska Air Group Inc.	5,133
175,700	American Airlines Group Inc.	7,543
375,200	JetBlue Airways Corp.*	7,200
151,000	United Continental Holdings Inc.*	10,199
		30,075
AUTO COMPONENTS—2.6%
118,200	American Axle & Manufacturing Holdings Inc.*	1,813
76,500	BorgWarner Inc.	3,744
32,900	Cooper-Standard Holdings Inc.*	4,073
277,200	Goodyear Tire & Rubber Co.	6,961
46,300	Lear Corp.	8,657
68,500	Tenneco Inc.	3,061
		28,309
AUTOMOBILES—0.3%
91,600	Harley-Davidson Inc.	3,768
BANKS—7.7%
120,000	Banco Latinoamericano de Comercio Exterior SA (Panama)	3,251
134,800	CIT Group Inc.	7,138
267,800	Citizens Financial Group Inc.	11,111
327,900	Fifth Third Bancorp	10,876
495,200	KeyCorp	9,864
905,300	Regions Financial Corp.	16,929
225,100	SunTrust Banks Inc.	15,037
164,900	Zions Bancorporation	9,028
		83,234
BIOTECHNOLOGY—0.3%
66,300	Eagle Pharmaceuticals Inc.*	3,448
BUILDING PRODUCTS—0.5%
76,600	Owens Corning	5,017
CAPITAL MARKETS—3.6%
111,000	Ameriprise Financial Inc.	15,563
144,135	Lazard Ltd. (Bermuda)	7,844
121,300	Legg Mason Inc.	4,816
47,134	Piper Jaffray Cos.	3,302
272,148	Prospect Capital Corp.	1,725
61,800	Raymond James Financial Inc.	5,546
		38,796
CHEMICALS—4.8%
30,602	A. Schulman Inc.	1,313
86,000	Cabot Corp.	4,804
97,900	Celanese Corp.	10,639
98,822	Chemours Co.*	4,784
163,800	Eastman Chemical Co.	16,721
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—Continued
289,700	Huntsman Corp.	$ 8,624
70,400	Trinseo SA (Luxembourg)	5,135
		52,020
COMMERCIAL SERVICES & SUPPLIES—0.4%
20,712	LSC Communications Inc.	362
304,900	Pitney Bowes Inc.	3,116
55,233	RR Donnelley & Sons Co.	467
		3,945
COMMUNICATIONS EQUIPMENT—0.6%
288,400	Juniper Networks Inc.	7,092
CONSTRUCTION & ENGINEERING—0.0%
8,900	Tutor Perini Corp.*	184
CONSUMER FINANCE—2.1%
136,700	Ally Financial Inc.	3,568
176,200	Discover Financial Services	12,554
225,200	Navient Corp.	2,986
72,275	Nelnet Inc.	3,817
		22,925
CONTAINERS & PACKAGING—1.1%
260,946	Owens-Illinois Inc.*	5,305
10,300	Packaging Corp. of America	1,192
95,900	WestRock Co.	5,673
		12,170
DIVERSIFIED FINANCIAL SERVICES—0.6%
120,200	Voya Financial Inc.	6,292
ELECTRIC UTILITIES—4.1%
82,400	Edison International	5,399
209,600	Entergy Corp.	17,101
467,700	FirstEnergy Corp.	16,089
205,254	PPL Corp.	5,973
		44,562
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.2%
76,400	Avnet Inc.	2,997
235,500	Corning Inc.	6,363
267,200	Flex Ltd. (Singapore)*	3,474
49,278	Methode Electronics Inc.	1,966
41,800	Tech Data Corp.*	3,187
196,236	TTM Technologies Inc.*	2,736
154,200	Vishay Intertechnology Inc.	2,722
		23,445
ENERGY EQUIPMENT & SERVICES—0.4%
629,600	McDermott International Inc. (Panama)*	4,155
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—9.6%
286,300	CBL & Associates Properties Inc.	1,197
572,400	DDR Corp.	4,150
507,836	Franklin Street Properties Corp.	3,951
113,800	Gaming And Leisure Properties Inc.	3,900
211,000	Government Properties Income Trust	2,635
188,700	Hersha Hospitality Trust	3,544
229,600	Hospitality Properties Trust	5,713
512,200	Host Hotels & Resorts Inc.	10,019
733,500	Lexington Realty Trust	5,897
243,500	Mack-Cali Realty Corp.	4,181
535,200	Medical Properties Trust Inc.	6,840

36

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
51,459	National Health Investors Inc.	$ 3,513
251,500	OMEGA Healthcare Investors Inc.	6,534
166,038	Outfront Media Inc.	3,113
395,500	Piedmont Office Realty Trust Inc.	7,087
170,300	Sabra Health Care REIT Inc.	3,118
209,812	Select Income REIT	3,978
411,114	Senior Housing Properties Trust	6,401
550,300	Spirit Realty Capital Inc.	4,430
334,600	Summit Hotel Properties Inc.	4,845
663,000	Vereit Inc.	4,508
244,700	Xenia Hotels & Resorts Inc.	5,038
		104,592
FOOD & STAPLES RETAILING—1.2%
62,200	Ingles Markets Inc.	2,130
385,500	Kroger Co.	9,711
73,814	Supervalu Inc.*	1,293
		13,134
FOOD PRODUCTS—2.8%
67,500	Archer Daniels Midland Co.	3,063
54,200	Ingredion Inc.	6,563
89,800	JM Smucker Co.	10,245
143,800	Tyson Foods Inc.	10,080
		29,951
HEALTH CARE PROVIDERS & SERVICES—4.0%
94,600	Cardinal Health Inc.	6,070
24,800	CIGNA Corp.	4,261
97,100	Davita Inc.*	6,097
116,600	HCA Healthcare Inc.	11,163
41,600	Laboratory Corp. of America Holdings*	7,103
61,286	LifePoint Health Inc.*	2,936
57,348	Magellan Health Inc.*	4,809
73,000	Owens & Minor Inc.	1,186
		43,625
HOTELS, RESTAURANTS & LEISURE—1.0%
171,600	Brinker International Inc.	7,480
33,600	Wyndham Worldwide Corp.	3,837
		11,317
HOUSEHOLD DURABLES—2.2%
101,478	Ethan Allen Interiors Inc.	2,238
65,200	Meritage Homes Corp.*	2,901
183,453	PulteGroup Inc.	5,570
133,500	Toll Brothers Inc.	5,628
48,300	Whirlpool Corp.	7,484
		23,821
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.4%
369,800	AES Corp.	4,526
INSURANCE—7.5%
130,200	Aflac Inc.	5,933
70,800	Allstate Corp.	6,926
47,574	American Financial Group Inc.	5,386
83,000	AmTrust Financial Services Inc.	1,070
43,700	Assurant Inc.	4,056
88,400	Assured Guaranty Ltd. (Bermuda)	3,208
51,900	Axis Capital Holdings Ltd. (Bermuda)	3,046
33,400	Everest Re Group Ltd. (Bermuda)	7,771
150,800	Hartford Financial Services Group Inc.	8,119
COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
179,800	Lincoln National Corp.	$ 12,701
186,500	Maiden Holdings Ltd. (Bermuda)	1,427
254,300	Old Republic International Corp.	5,188
60,800	Principal Financial Group Inc.	3,601
134,600	Universal Insurance Holdings Inc.	4,368
139,000	Unum Group	6,725
22,648	Validus Holdings Ltd. (Bermuda)	1,535
		81,060
IT SERVICES—0.6%
110,756	Convergys Corp.	2,587
228,100	Western Union Co.	4,505
		7,092
LEISURE PRODUCTS—0.4%
65,300	Brunswick Corp.	3,910
MACHINERY—4.1%
42,500	AGCO Corp.	2,664
170,200	Briggs & Stratton Corp.	3,069
86,600	Cummins Inc.	13,844
161,900	Meritor Inc.*	3,152
67,100	Oshkosh Corp.	4,842
29,300	Snap-on Inc.	4,256
64,700	Timken Co.	2,766
111,200	Trinity Industries Inc.	3,544
327,400	Wabash National Corp.	6,567
		44,704
MEDIA—1.2%
115,600	AMC Networks Inc.*	6,011
290,841	Gannett Co. Inc.	2,813
144,100	TEGNA Inc.	1,523
108,800	Viacom Inc.	3,281
		13,628
METALS & MINING—0.6%
78,500	Reliance Steel & Aluminum Co.	6,902
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.6%
624,000	Annaly Capital Management Inc.	6,471
29,955	Granite Point Mortgage Trust Inc.	499
171,000	Invesco Mortgage Capital Inc.	2,775
298,300	MFA Financial Inc.	2,243
191,300	PennyMac Mortgage Investment Trust	3,365
158,050	Two Harbors Investment Corp.	2,412
		17,765
MULTILINE RETAIL—1.6%
50,800	Dillard's Inc.	3,787
149,600	Kohl's Corp.	9,293
150,600	Macy's Inc.	4,679
		17,759
MULTI-UTILITIES—2.1%
340,300	Public Service Enterprise Group Inc.	17,747
136,840	SCANA Corp.	5,031
		22,778
OIL, GAS & CONSUMABLE FUELS—6.1%
47,100	Andeavor	6,515
240,100	Carrizo Oil & Gas Inc.*	4,819
357,559	Laredo Petroleum Inc.*	3,933

37

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
218,000	Marathon Petroleum Corp.	$ 16,330
112,800	Newfield Exploration Co.*	3,361
163,700	PBF Energy Inc.	6,275
474,000	SRC Energy Inc.*	5,233
183,400	Valero Energy Corp.	20,345
		66,811
PAPER & FOREST PRODUCTS—0.4%
98,600	Domtar Corp.	4,329
PHARMACEUTICALS—1.2%
49,900	Jazz Pharmaceuticals plc (Ireland)*	7,587
110,150	Lannett Co. Inc.*	1,718
84,495	Mylan NV (Netherlands)*	3,275
		12,580
PROFESSIONAL SERVICES—0.7%
79,400	ManpowerGroup Inc.	7,600
ROAD & RAIL—0.4%
62,800	Ryder System Inc.	4,235
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.3%
475,000	Amkor Technology Inc.*	3,933
123,200	Applied Materials Inc.	6,119
84,900	Cirrus Logic Inc.*	3,096
74,800	Lam Research Corp.	13,843
409,900	On Semiconductor Corp.*	9,051
		36,042
SOFTWARE—0.3%
87,700	CA Inc.	3,052
SPECIALTY RETAIL—4.4%
121,000	Autonation Inc.*	5,589
92,800	Bed Bath & Beyond Inc.	1,620
100,700	Best Buy Co. Inc.	7,707
116,700	Dick's Sporting Goods Inc.	3,862
127,400	Foot Locker Inc.	5,488
89,100	GameStop Corp.	1,216
170,500	Gap Inc.	4,985
73,700	Group 1 Automotive Inc.	4,816
61,063	Murphy USA Inc.*	3,821
677,800	Office Depot Inc.	1,552
76,700	Penske Automotive Group Inc.	3,459
26,700	The Children's Place Retail Stores Inc.	3,406
		47,521
COMMON STOCKS—Continued
Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.8%
242,314	HP Inc.	$ 5,207
197,600	NCR Corp.*	6,080
112,600	NetApp Inc.	7,497
143,800	Seagate Technology plc (Ireland)	8,325
106,200	Western Digital Corp.	8,368
189,900	Xerox Corp.	5,972
		41,449
TEXTILES, APPAREL & LUXURY GOODS—0.6%
88,500	Michael Kors Holdings Ltd.*	6,055
THRIFTS & MORTGAGE FINANCE—0.5%
306,700	MGIC Investment Corp.*	3,073
185,900	Radian Group Inc.	2,659
		5,732
TRADING COMPANIES & DISTRIBUTORS—0.2%
113,600	Aircastle Ltd. (Bermuda)	2,227
TOTAL COMMON STOCKS
(Cost $970,145)		1,081,849

SHORT-TERM INVESTMENTS—0.4%
(Cost $4,700)
Principal Amount
REPURCHASE AGREEMENTS
$4,700	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $4,797)	4,700
TOTAL INVESTMENTS—99.9%
(Cost $974,845)		1,086,549
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		652
TOTAL NET ASSETS—100.0%		$1,087,201

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $4,700 are classified as Level 2. All other holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
38

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
The Fund seeks long-term total return.
Paul Viera

Management’s Discussion of
Fund Performance
Market Review
During the six months ended April 30, 2018, the U.S. small cap value market ended in positive territory with the Russell 2000® Value Index rising 0.94%. This period includes the end of 2017, which saw very low volatility as well as the beginning of 2018, which saw a resurgence of volatility spurred by uncertainty around trade and the sustainability of the second longest bull market in recent history.
Investors paid close attention to the U.S. Federal Reserve (Fed) during the period in anticipation of rate changes and the Central Bank’s posture under new Chairman Jerome Powell. The Fed unanimously voted to raise short-term interest rates in both the December 2017 and March 2018 meetings. The target range for the federal funds rate is now between 1.50% to 1.75%, the highest level since 2008. Fed officials reiterated their optimistic stance on the U.S. economy, noting that they expect U.S. GDP to expand by 2.7% in 2018 and unemployment to fall to 3.8% in 2018 and 3.6% in 2019. Fed officials signaled continued optimism for economic growth, noting that should the economy continue to meet expectations, rates will continue to rise. The committee stated that it expects inflation to continue to creep up and eventually meet its 2% annual target, and higher rates will prevail over the longer term should economic conditions continue to improve.
During the period, equity markets rallied initially following the passage of tax reform legislation, which lowered U.S. corporate and individual tax rates. However, equities saw a correction in February following fears of rate increases and concerns over trade relations between the U.S. and China. Following the imposition of a 25% tariff on imported steel and a 10% tariff on aluminum, the U.S. Administration proposed tariffs on up to $50 billion of Chinese goods, citing unfair trading practices. In response, China proposed tariffs on $3 billion of imported U.S. goods. During the period, fourth-quarter 2017 GDP growth was revised up to 2.9% from 2.5%, and the unemployment rate stayed at 4.1% in February. The U.S. 10-year Treasury rate hit a psychological milestone, breaking 3.0%, but finished the period at 2.95%. Crude oil, which began the period around $55 per barrel, finished at above $68 per barrel, its highest level since June 2015, following a combination of OPEC production cuts and increased global demand.
Performance
Harbor Small Cap Value Fund rose 0.39% (Institutional Class), 0.46% (Retirement Class), 0.28% (Administrative Class), and 0.23% (Investor Class) for the six months ended April 30, 2018, slightly underperforming the Russell 2000® Value Index, which returned 0.94%.
Contributing to performance, WesBanco is a bank based in West Virginia that provides banking services through almost 200 branch locations across five states in the Midwest and East. The company offers traditional and commercial banking, brokerage services, mortgage banking and insurance products. During the period, the company reported strong results that were driven by robust growth in commercial lending across all five states’ bank locations, but particularly in Pennsylvania. Pennsylvania now accounts for almost a quarter of the bank’s loan origination and has seen significant developments in local economic activities. Investors responded favorably to the company’s strong results and improving fundamentals driving shares up nearly 10% during the period.
Detracting from performance during the period, South Jersey Industries (SJI) is an energy services holding company based in Folsom, NJ. It is one of the largest wholesale marketers of natural gas from the Marcellus Shale. SJI also sells its natural gas and pipeline transportation capacity on a wholesale basis to various customers on the interstate pipeline system. It currently serves about 380,000 customers in New Jersey. SJI posted sales that increased by more than 50% from the prior period. Despite also beating consensus earnings estimates, the market had a muted response to the company’s results, and the stock finished the period down 7%.
39

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Small Cap Value Fund
Institutional Class	0.39%	12.23%	12.89%	9.33%
Retirement Class[1]	0.46	12.33	12.93	9.35
Administrative Class	0.28	11.96	12.61	9.06
Investor Class	0.23	11.83	12.49	8.93
Comparative Index
Russell 2000® Value	0.94%	6.53%	10.36%	8.46%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.88% (Institutional Class); 0.80% (Retirement Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Management maintained earnings guidance of $1.14 to $1.20 per share. The company expects to have three new supply contracts go into effect this calendar year, which, in our opinion, should allow the company’s growing commodity business to expand market share. In our opinion, the new contracts, combined with steady 1%-2% annual customer growth in the mature New Jersey market, should provide an ample opportunity for future margin expansion.
Outlook & Strategy
As of April 30, 2018, the Fund was overweight in the Industrials, Energy, Health Care, Information Technology, Materials, and Telecommunications sectors and was underweight in Financials, Utilities, Consumer Staples, and Consumer Discretionary. These weightings are an outgrowth of our fundamental, bottom-up stock selection process.
In managing the Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform; measure and manage downside risk to the benchmark; and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
40

Harbor Small Cap Value Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Hexcel Corp.	3.3%
2. Entegris Inc.	3.1%
3. Firstcash Inc.	2.9%
4. Bloomin' Brands Inc.	2.4%
5. Teledyne Technologies Inc.	2.4%
6. Cabot Microelectronics Corp.	2.3%
7. Catalent Inc.	2.3%
8. Littelfuse Inc.	2.1%
9. EnerSys	2.0%
10. Raymond James Financial Inc.	2.0%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
41

Harbor Small Cap Value Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.8%
Shares		Value
AEROSPACE & DEFENSE—7.1%
702,338	Hexcel Corp.	$ 46,684
230,895	Moog Inc.	18,926
176,036	Teledyne Technologies Inc.*	32,935
		98,545
BANKS—8.6%
818,965	Cadence Bancorp	23,938
236,170	Enterprise Financial Services Corp.	12,009
272,649	Heartland Financial USA Inc.	14,628
423,250	Sterling Bancorp	10,052
635,348	Trustmark Corp.	19,893
593,341	United Bankshares Inc.	20,144
426,914	WesBanco Inc.	18,699
		119,363
CAPITAL MARKETS—4.6%
317,824	Eaton Vance Corp.	17,287
310,076	Raymond James Financial Inc.	27,829
317,619	Stifel Financial Corp.	18,511
		63,627
CHEMICALS—3.0%
348,326	Cabot Corp.	19,458
275,007	Scotts Miracle-Gro Co.	22,985
		42,443
COMMERCIAL SERVICES & SUPPLIES—0.8%
480,309	Casella Waste Systems Inc.*	11,772
CONSUMER FINANCE—2.9%
468,107	Firstcash Inc.	40,585
ELECTRICAL EQUIPMENT—2.0%
408,608	EnerSys	28,014
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—10.3%
265,259	Anixter International Inc.*	15,624
139,056	Coherent Inc.*	23,392
511,350	FLIR Systems Inc.	27,383
157,142	Littelfuse Inc.	29,373
349,899	OSI Systems Inc.*	22,400
871,560	Sanmina Corp.*	25,711
		143,883
ENERGY EQUIPMENT & SERVICES—3.3%
192,586	Core Laboratories NV	23,582
624,725	Oil States International Inc.*	22,459
		46,041
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.4%
223,661	EastGroup Properties Inc.	20,080
1,052,609	Medical Properties Trust Inc.	13,453
		33,533
FOOD & STAPLES RETAILING—1.5%
447,475	United Natural Foods Inc.*	20,145
FOOD PRODUCTS—1.8%
1,456,350	Darling Ingredients Inc.*	24,962
COMMON STOCKS—Continued
Shares		Value
GAS UTILITIES—3.2%
577,768	South Jersey Industries Inc.	$ 17,853
313,126	WGL Holdings Inc.	26,647
		44,500
HEALTH CARE EQUIPMENT & SUPPLIES—1.8%
225,383	Cantel Medical Corp.	25,259
HEALTH CARE PROVIDERS & SERVICES—2.9%
554,638	MEDNAX Inc.*	25,463
182,799	Molina Healthcare Inc.*	15,218
		40,681
HOTELS, RESTAURANTS & LEISURE—2.4%
1,414,610	Bloomin' Brands Inc.	33,470
HOUSEHOLD DURABLES—1.8%
575,055	Meritage Homes Corp.*	25,590
INSURANCE—6.5%
642,696	American Equity Investment Life Holding Co.	19,409
379,065	Horace Mann Educators Corp.	16,944
171,436	Reinsurance Group of America Inc.	25,613
220,512	State Auto Financial Corp.	6,887
421,079	United Fire Group Inc.	21,176
		90,029
IT SERVICES—1.8%
428,620	ManTech International Corp.	25,327
MACHINERY—11.6%
422,245	Albany International Corp.	24,976
566,424	Altra Industrial Motion Corp.	23,592
618,087	Franklin Electric Co. Inc.	25,342
2,229,613	Mueller Water Products Inc.	21,828
166,177	Snap-on Inc.	24,137
544,074	Timken Co.	23,259
935,624	Welbilt Inc.*	17,926
		161,060
OIL, GAS & CONSUMABLE FUELS—2.8%
436,425	PDC Energy Inc.*	23,366
371,909	Whiting Petroleum Corp.*	15,181
		38,547
PHARMACEUTICALS—2.3%
777,237	Catalent Inc.*	31,952
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.3%
248,418	Advanced Energy Industries Inc.*	14,793
318,916	Cabot Microelectronics Corp.	32,354
1,318,669	Entegris Inc.	42,461
224,641	Monolithic Power Systems Inc.	26,306
		115,914
TEXTILES, APPAREL & LUXURY GOODS—1.5%
715,948	Wolverine World Wide Inc.	21,450
TRADING COMPANIES & DISTRIBUTORS—1.6%
344,628	GATX Corp.	22,483
TOTAL COMMON STOCKS
(Cost $954,116)		1,349,175

42

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—3.0%
(Cost $42,330)
Principal Amount		Value
REPURCHASE AGREEMENTS
$42,330	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $43,178)	$ 42,330
TOTAL INVESTMENTS—99.8%
(Cost $996,446)		1,391,505
CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		2,294
TOTAL NET ASSETS—100.0%		$1,393,799
FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $42,330 are classified as Level 2. All other holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
43

Harbor Small Cap Value Opportunities Fund
Manager’s Commentary (Unaudited)

Subadviser
Sapience Investments, LLC
520 Newport Center Dr.
Suite 650
Newport Beach, CA
92660
Portfolio Manager
Samir Sikka
Since 2017
Sapience Investments, LLC has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term total return.
Samir Sikka

Management’s Discussion of
Fund Performance
Market Review
During the six months ended April 30, 2018, the U.S. equity markets maintained a few pronounced trends while also providing investors some fresh news. As measured by the Russell U.S. Indices, growth stocks continued their dominance over value across all market cap ranges for the period. In 2017, the broad U.S. equity indices generated positive returns in every month with volatility levels nearing record lows. This seemed a bit paradoxical given that most investors considered equity valuation levels to be quite high. Results during the first few months of 2018 cannot be generalized as there was a bifurcation during the period. For all but the last three trading days of January, the markets continued the prior year’s momentum-oriented path with large caps and high-growth companies trumping other segments. Then the markets corrected with February witnessing overall declines across the board. March and April followed with choppy performance—exhibiting further weakness in the market. Amidst improving global growth stats and strong corporate earnings results, the most commonly stated reason for the market reversal was inflation fears and related rate increases across the curve. Whether this was the reason or whether it related to other meaningful inputs into investor thinking (political risks, quant driven trading programs, and the rapid normalization of U.S. monetary policy), fear and volatility increased.
Performance
For the six months ended April 30, 2018, Harbor Small Cap Value Opportunities Fund outperformed its benchmark, the Russell 2000® Value Index. The Fund returned 1.59% (Institutional Class), 1.62% (Retirement Class), 1.49% (Administrative Class), 1.44% (Investor Class) while the Russell 2000® Value Index rose 0.94%.
Compared with the Russell 2000® Value Index, stock selection was strongest in the Information Technology, Health Care, and Energy sectors, and within each sector, EVERTEC Inc., Amedisys, Inc., and WPX Energy, Inc. were the top contributors to relative performance. An overweight in the strong-performing Energy sector further augmented relative return. On the negative side, security selection in the Consumer Discretionary and Consumer Staples sectors subtracted from relative performance, and within each sector, Signet Jewelers Ltd. and TreeHouse Foods, Inc. were the primary detractors.
Within Information Technology, shares of EVERTEC rebounded during the period as overhanging Puerto Rico concerns began to subside. Electricity has been restored in most areas of Puerto Rico, which was a key factor for EVERTEC and their payment processing business. Along with the stability in electricity, EVERTEC announced a solid fourth quarter and provided guidance for 2018 that was more resilient than expected. Additionally, we believe that Puerto Rico will benefit from the hurricane-related stimulus over the next couple of years. More importantly, we think EVERTEC stands to be a beneficiary of this stimulus as insurance claims will be primarily processed through EVERTEC.
In Consumer Discretionary, Signet Jewelers’ stock price declined after the company reported soft fourth quarter earnings and provided disappointing guidance for the upcoming year. Signet Jewelers continues to struggle with its credit system integration along with merchandising and in-store operational issues at its Kay and Jared banners. We invested in Signet Jewelers, not just as a retail turnaround, but also as a special situation due to the credit outsourcing and reduction of capital that was trapped in the credit portfolio. We believed proceeds from the sale of the credit portfolio would be used for share buybacks, which would lead to an improvement in return on invested capital. While the capital reduction part of our thesis has played out as expected, we clearly underestimated how difficult it would be to operationally outsource the credit function and how stale the merchandising had been at the Kay banner. To counteract the underperformance, CEO Virginia Drosos has implemented changes in merchandising, reducing time to market and taking best practices from Zales and applying it to other banners. In addition, she is working to reduce the company’s brick and mortar
44

Harbor Small Cap Value Opportunities Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	5 Years	Unannualized
	6 Months			Life of Fund
Harbor Small Cap Value Opportunities Fund
Institutional Class[1]	1.59%	N/A	N/A	2.30%
Retirement Class[1]	1.62	N/A	N/A	2.33
Administrative Class[1]	1.49	N/A	N/A	2.10
Investor Class[1]	1.44	N/A	N/A	2.05
Comparative Index
Russell 2000® Value[1]	0.94%	N/A	N/A	5.57%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.88% (Net) and 1.24% (Gross) (Institutional Class); 0.80% (Net) and 1.16% (Gross) (Retirement Class); 1.13% (Net) and 1.49% (Gross) (Administrative Class); and 1.25% (Net) and 1.61% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
footprint and accelerating Signet Jewelers’ omni-channel focus. We believe there is significant upside if management can apply learnings from recent improvements in Zales to Kay—reversing the decline in same store sales. Furthermore, we believe a recently initiated cost-restructuring program coupled with meaningful share repurchases should lead to a partial recovery of the company’s historical earnings power. We still believe Signet Jewelers’ business is better than recent performance has demonstrated and that the company has the potential to leverage its scale within the jewelry industry to drive improved performance over the next 12 to 24 months. However, execution by management is critical, in our opinion.
Outlook & Strategy
Volatility has returned to the equity market with a fervor and we believe its return is a move towards normalization. In light of the geopolitical instability in many parts of the globe, to us, the absence of volatility the last one year was more perplexing than the recent resurgence of volatility. The market’s topping process tends to create a high return environment and thus creates a “fear of missing out.” This process can take time and does not reverse on a dime. Market timing or momentum chasing are not pursuits we engage in at Sapience. To us, prospective returns are well below normal for most asset classes, so a careful posture is warranted.
At Sapience, we have a shared belief: stock prices do not outrun their fundamentals for too long. However, in the last couple of years, the market seems extremely comfortable with the notion that with a benign macro environment backdrop, a stock’s prices can appreciate at a rate far greater than the growth in the underlying business’ intrinsic value. These investment decisions are either passive in nature or being driven by a relative return mentality—not with an absolute return mindset or comparing the price paid for assets to their intrinsic value. As the macro tailwinds subside, we believe the increased volatility and dispersion in the markets should present more opportunities for us and valuations should begin to matter yet again. From our perspective, we have started to witness a slightly broader opportunity set in the last two months within our investing landscape. While it is still early days for the tide to turn, we will intently wait for our catch to arrive.

1	The “Life of Fund” return as shown reflects the period 08/01/2017 through 04/30/2018.
This report contains the current opinions of Sapience Investments, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
45

Harbor Small Cap Value Opportunities Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Envision Healthcare Corp.	4.5%
2. Aspen Insurance Holdings Ltd.	3.0%
3. Forum Energy Technologies Inc.	3.0%
4. Syneos Health Inc.	3.0%
5. Signet Jewelers Ltd.	2.7%
6. Oasis Petroleum Inc.	2.5%
7. Sterling Bancorp	2.5%
8. Argo Group International Holdings Ltd.	2.4%
9. EVERTEC Inc.	2.4%
10. Cars.com Inc.	2.3%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
46

Harbor Small Cap Value Opportunities Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.9%
Shares		Value
BANKS—13.8%
10,620	Bank of NT Butterfield & Son Ltd. (Bermuda)	$ 504
7,900	Cathay General Bancorp	316
23,400	First Hawaiian Inc.	645
11,000	Glacier Bancorp Inc.	407
9,600	Hancock Holding Co.	469
9,250	Popular Inc. (Puerto Rico)	428
33,400	Sterling Bancorp	793
3,610	Texas Capital Bancshares Inc.*	356
5,404	Wintrust Financial Corp.	484
		4,402
BUILDING PRODUCTS—1.6%
18,000	Continental Building Products Inc.*	506
CAPITAL MARKETS—1.2%
11,980	Artisan Partners Asset Management Inc.	385
COMMERCIAL SERVICES & SUPPLIES—4.5%
11,980	Kar Auction Services Inc.	623
15,200	Ritchie Bros Auctioneers Inc. (Canada)	497
23,700	Steelcase Inc.	314
		1,434
CONTAINERS & PACKAGING—1.1%
13,100	Silgan Holdings Inc.	368
DIVERSIFIED FINANCIAL SERVICES—1.4%
47,350	FGL Holdings (Cayman Islands)*	451
ENERGY EQUIPMENT & SERVICES—6.1%
74,910	Forum Energy Technologies Inc.*	944
26,600	NCS Multistage Holdings Inc.*	484
177,550	Weatherford International plc (Ireland)*	524
		1,952
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—7.8%
17,650	Corecivic Inc.	356
15,000	Education Realty Trust Inc.	494
32,450	Outfront Media Inc.	608
30,600	Physicians Realty Trust	457
16,100	QTS Realty Trust Inc.	570
		2,485
FOOD PRODUCTS—3.6%
9,000	Post Holdings Inc.*	716
11,334	TreeHouse Foods Inc.*	437
		1,153
HEALTH CARE EQUIPMENT & SUPPLIES—1.7%
16,550	Natus Medical Inc.*	547
HEALTH CARE PROVIDERS & SERVICES—6.9%
9,343	Acadia Healthcare Co. Inc.*	332
7,000	Amedisys Inc.*	463
38,320	Envision Healthcare Corp.*	1,424
		2,219
HOTELS, RESTAURANTS & LEISURE—1.0%
7,594	Dave & Buster's Entertainment Inc.*	323
INSURANCE—7.5%
13,061	Argo Group International Holdings Ltd. (Bermuda)	763
22,578	Aspen Insurance Holdings Ltd. (Bermuda)	959
COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
9,950	Assured Guaranty Ltd. (Bermuda)	$ 361
6,200	First American Financial Corp.	317
		2,400
INTERNET SOFTWARE & SERVICES—2.2%
25,400	Cars.com Inc.*	723
IT SERVICES—2.4%
41,850	EVERTEC Inc. (Puerto Rico)	764
LIFE SCIENCES TOOLS & SERVICES—3.0%
25,155	Syneos Health Inc.*	958
MACHINERY—4.1%
10,547	Altra Industrial Motion Corp.	439
6,280	EnPro Industries Inc.	472
10,730	Terex Corp.	392
		1,303
MEDIA—1.2%
20,340	Liberty Latin America Ltd. Class A (United Kingdom)*	374
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.8%
37,050	Redwood Trust Inc.	568
MULTI-UTILITIES—1.9%
11,059	Northwestern Corp.	608
OIL, GAS & CONSUMABLE FUELS—4.0%
73,950	Oasis Petroleum Inc.*	816
27,445	WPX Energy Inc.*	469
		1,285
PROFESSIONAL SERVICES—1.3%
26,650	Resources Connection Inc.	417
ROAD & RAIL—2.5%
6,920	Genesee & Wyoming Inc.*	493
7,850	Knight-Swift Transportation Holdings Inc.	306
		799
SPECIALTY RETAIL—7.6%
287,618	Ascena Retail Group Inc.*	639
33,350	Michaels Cos Inc.*	621
19,950	Party City Holdco Inc.*	314
22,000	Signet Jewelers Ltd.	855
		2,429
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.7%
35,600	Diebold Nixdorf Inc.	546
THRIFTS & MORTGAGE FINANCE—3.1%
16,450	Essent Group Ltd. (Bermuda)*	542
13,880	Washington Federal Inc.	441
		983
TRADING COMPANIES & DISTRIBUTORS—1.9%
9,040	Air Lease Corp.	377
4,650	Beacon Roofing Supply Inc.*	228
		605
TOTAL COMMON STOCKS
(Cost $30,505)		30,987

47

Harbor Small Cap Value Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—3.3%
(Cost $1,058)
Principal Amount		Value
REPURCHASE AGREEMENTS
$1,058	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $1,082)	$ 1,058
TOTAL INVESTMENTS—100.2%
(Cost $31,563)		32,045
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.2)%		(56)
TOTAL NET ASSETS—100.0%		$31,989
FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $1,058 are classified as Level 2. All other holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
48

Harbor Domestic Equity Funds
StatementS of Assets and Liabilities—April 30, 2018 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Capital Appreciation Fund	Harbor Strategic Growth Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Cap Value Opportunities Fund
ASSETS
Investments, at identified cost*	$17,142,443	$59,878	$285,611	$549,766	$279,127	$750,293	$ 974,845	$ 996,446	$31,563
Investments, at value	$29,962,316	$64,794	$332,516	$672,209	$293,979	$867,198	$1,081,849	$1,349,175	$30,987
Repurchase agreements	146,506	6,544	7,112	13,903	14,029	38,523	4,700	42,330	1,058
Cash	1	—	1	—	—	1	1	—	1
Receivables for:
Investments sold	119,402	—	—	19,542	1,833	5,264	935	2,589	—
Capital shares sold	23,323	102	1,195	260	243	1,115	525	1,811	—
Dividends	12,814	22	34	113	17	539	1,084	423	6
Interest	1	—	—	—	—	—	—	—	—
Purchased options, at value (cost: $0,$0,$280,$0,$0,$0,$0 and $0)	—	—	473	—	—	—	—	—	—
Withholding tax	1,789	1	—	—	—	204	—	—	—
Prepaid registration fees	78	18	25	23	31	36	30	59	—
Prepaid fund insurance	99	—	2	3	1	3	4	5	—
Other assets	1,800	24	51	54	10	95	38	80	14
Total Assets	30,268,129	71,505	341,409	706,107	310,143	912,978	1,089,166	1,396,472	32,066
LIABILITIES
Payables for:
Investments purchased	26,766	—	915	1,586	1,241	13,977	186	530	—
Capital shares reacquired	16,937	7	151	188	110	612	884	937	—
Accrued expenses:
Management fees	13,539	35	212	445	189	438	640	860	20
12b-1 fees	397	—	10	2	—	16	31	16	—
Transfer agent fees	1,940	3	17	37	18	54	80	96	2
Trustees' fees and expenses	172	7	3	3	1	2	4	4	—
Other	3,997	14	100	114	50	88	140	230	55
Total Liabilities	63,748	66	1,408	2,375	1,609	15,187	1,965	2,673	77
NET ASSETS	$30,204,381	$71,439	$340,001	$703,732	$308,534	$897,791	$1,087,201	$1,393,799	$31,989
Net Assets Consist of:
Paid-in capital	$15,508,692	$59,267	$233,795	$498,033	$260,321	$730,597	$ 942,243	$ 877,757	$31,370
Accumulated undistributed net investment income/(loss)	11,145	65	(1,048)	(1,480)	(903)	2,807	4,717	511	42
Accumulated net realized gain/(loss)	1,718,097	647	53,045	70,833	20,235	8,959	28,537	120,472	95
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	12,966,447	11,460	54,017	136,346	28,881	155,428	111,704	395,059	482
Unrealized appreciation/(depreciation) of other financial instruments	—	—	192	—	—	—	—	—	—
	$30,204,381	$71,439	$340,001	$703,732	$308,534	$897,791	$1,087,201	$1,393,799	$31,989

The accompanying notes are an integral part of the Financial Statements.

49

	Harbor Capital Appreciation Fund	Harbor Strategic Growth Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Cap Value Opportunities Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$23,287,427	$69,509	$150,483	$457,339	$241,400	$579,679	$832,039	$1,172,283	$25,134
Shares of beneficial interest[1]	317,395	3,600	14,035	30,616	18,853	39,088	36,503	32,946	2,472
Net asset value per share[2]	$ 73.37	$ 19.31	$ 10.72	$ 14.94	$ 12.80	$ 14.83	$ 22.79	$ 35.58	$ 10.17
Retirement Class
Net assets	$ 4,984,209	$ 1,626	$142,584	$236,989	$ 64,640	$240,294	$107,067	$ 145,762	$ 6,336
Shares of beneficial interest[1]	67,941	84	13,274	15,834	5,040	16,204	4,697	4,095	623
Net asset value per share[2]	$ 73.36	$ 19.32	$ 10.74	$ 14.97	$ 12.82	$ 14.83	$ 22.79	$ 35.60	$ 10.17
Administrative Class
Net assets	$ 487,017	$ 15	$ 28,219	$ 756	$ 1,372	$ 16,167	$ 49,501	$ 6,198	$ 255
Shares of beneficial interest[1]	6,760	1	2,753	54	108	1,091	2,154	175	25
Net asset value per share[2]	$ 72.05	$ 19.29	$ 10.25	$ 13.95	$ 12.73	$ 14.82	$ 22.97	$ 35.40	$ 10.16
Investor Class
Net assets	$ 1,445,728	$ 289	$ 18,715	$ 8,648	$ 1,122	$ 61,651	$ 98,594	$ 69,556	$ 264
Shares of beneficial interest[1]	20,448	15	1,879	649	89	4,124	4,331	2,005	26
Net asset value per share[2]	$ 70.70	$ 19.26	$ 9.96	$ 13.34	$ 12.59	$ 14.95	$ 22.76	$ 34.70	$ 10.16

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
50

Harbor Domestic Equity Funds
StatementS of Operations—Six Months Ended April 30, 2018 (Unaudited)

(All amounts in thousands)
	Harbor Capital Appreciation Fund	Harbor Strategic Growth Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Cap Value Opportunities Fund
Investment Income
Dividends	$ 116,251	$ 329	$ 806	$ 1,565	$ 382	$ 7,758	$ 14,685	$ 7,222	$197
Interest	166	5	74	21	10	33	8	40	1
Net securities lending income	3	—	—	—	—	—	—	—	—
Foreign taxes withheld	(295)	(7)	(3)	(5)	(7)	(217)	—	(31)	(1)
Total Investment Income	116,125	327	877	1,581	385	7,574	14,693	7,231	197
Operating Expenses
Management fees	89,370	197	1,336	2,704	1,114	2,527	3,925	4,942	100
12b-1 fees:
Administrative Class	619	—	59	1	2	22	63	7	—
Investor Class	1,858	—	25	10	2	85	133	75	—
Shareholder communications	134	12	15	6	3	28	98	—	—
Custodian fees	607	7	14	19	16	13	19	19	9
Transfer agent fees:
Institutional Class	10,703	29	68	226	105	245	356	508	11
Retirement Class	201	—	7	11	3	11	5	6	—
Administrative Class	223	—	21	—	1	8	23	3	—
Investor Class	1,561	—	21	9	1	71	112	63	—
Professional fees	408	1	5	10	4	10	15	16	1
Trustees' fees and expenses	437	1	5	11	5	11	15	17	—
Registration fees	97	40	33	31	29	44	41	43	36
Miscellaneous	142	5	6	8	6	8	10	1	4
Total expenses	106,360	292	1,615	3,046	1,291	3,083	4,815	5,700	161
Management fees waived	(7,451)	—	—	—	—	—	(167)	—	—
Transfer agent fees waived	(973)	(3)	(8)	(20)	(9)	(23)	(36)	(45)	(1)
Other expenses reimbursed	—	(59)	—	—	—	(134)	—	—	(42)
Net expenses	97,936	230	1,607	3,026	1,282	2,926	4,612	5,655	118
Net Investment Income/(Loss)	18,189	97	(730)	(1,445)	(897)	4,648	10,081	1,576	79
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,761,985	958	56,520	76,566	24,177	10,682	25,114	120,118	95
Foreign currency transactions	(26)	—	4	—	—	—	—	—	—
Purchased options	—	—	16	—	—	—	—	—	—
Redemption in-kind	69,308	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	557,320	1,468	(33,240)	(12,769)	(916)	4,793	(21,463)	(121,822)	432
Purchased options	—	—	192	—	—	—	—	—	—
Translations of assets and liabilities in foreign currencies	29	—	(1)	—	—	—	—	—	—
Net gain/(loss) on investment transactions	2,388,616	2,426	23,491	63,797	23,261	15,475	3,651	(1,704)	527
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,406,805	$2,523	$ 22,761	$ 62,352	$22,364	$20,123	$ 13,732	$ (128)	$606
The accompanying notes are an integral part of the Financial Statements.

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52

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Strategic Growth Fund			Harbor Mid Cap Growth Fund
	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	July 1, 2017 through October 31, 2017	July 1, 2016 through June 30, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)			(Unaudited)
Operations:
Net investment income/(loss)	$ 18,189	$ 45,592	$ 97	$ 42	$ 205	$ (730)	$ (787)
Net realized gain/(loss) on investments	1,831,267	3,499,970	958	144	773	56,540	49,738
Change in net unrealized appreciation/(depreciation) of investments	557,349	3,868,248	1,468	2,754	3,139	(33,049)	50,807
Net increase/(decrease) in assets resulting from operations	2,406,805	7,413,810	2,523	2,940	4,117	22,761	99,758
Distributions to Shareholders
Net investment income:
Institutional Class	(34,252)	(21,322)	(108)	—	(193)	—	—
Retirement Class	(8,121)	(1,881)	(1)	—	—	—	—
Administrative Class	—	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(2,412,405)	(1,220,935)	(1,077)	—	(205)	(15,890)	—
Retirement Class	(388,447)	(65,872)	(11)	—	—	(14,153)	—
Administrative Class	(51,883)	(30,286)	—	—	—	(3,120)	—
Investor Class	(153,082)	(88,361)	(1)	—	—	(2,301)	—
Total distributions to shareholders	(3,048,190)	(1,428,657)	(1,198)	—	(398)	(35,464)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	2,030,773	(1,897,442)	13,566	21,393	3,108	(50,891)	(195,061)
Net increase/(decrease) in net assets	1,389,388	4,087,711	14,891	24,333	6,827	(63,594)	(95,303)
Net Assets
Beginning of period	28,814,993	24,727,282	56,548	32,215	25,388	403,595	498,898
End of period*	$30,204,381	$28,814,993	$71,439	$56,548	$32,215	$340,001	$ 403,595
* Includes accumulated undistributed net investment income/(loss) of:	$ 11,145	$ 35,329	$ 65	$ 77	$ 39	$ (1,048)	$ (318)

a	Inception
The accompanying notes are an integral part of the Financial Statements.

53

Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund
November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	August 1, 2017[a] through October 31, 2017
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ (1,445)	$ (1,992)	$ (897)	$ (1,514)	$ 4,648	$ 5,465	$ 10,081	$ 15,802	$ 1,576	$ 2,125	$ 79	$ 37
76,566	88,078	24,177	24,181	10,682	26,388	25,114	27,835	120,118	29,319	95	76
(12,769)	68,228	(916)	22,607	4,793	86,165	(21,463)	112,584	(121,822)	234,567	432	50
62,352	154,314	22,364	45,274	20,123	118,018	13,732	156,221	(128)	266,011	606	163

—	—	—	—	(1,796)	(3,694)	(9,791)	(10,454)	(897)	(2,998)	(73)	—
—	—	—	—	(784)	(259)	(1,263)	(270)	(160)	(12)	—	—
—	—	—	—	—	(277)	(513)	(625)	—	(3)	(1)	—
—	—	—	—	(124)	(460)	(914)	(2,058)	—	(10)	—	—

(48,250)	(2,458)	(13,477)	—	(13,953)	(10,933)	(18,690)	(9,256)	(20,141)	—	(74)	—
(18,208)	(418)	(3,505)	—	(5,558)	(134)	(2,292)	(232)	(1,991)	—	—	—
(71)	(3)	(71)	—	(368)	(318)	(1,213)	(636)	(105)	—	(1)	—
(834)	(45)	(71)	—	(2,039)	(2,114)	(2,744)	(2,358)	(963)	—	(1)	—
(67,363)	(2,924)	(17,124)	—	(24,622)	(18,189)	(37,420)	(25,889)	(24,257)	(3,023)	(150)	—
706	(30,962)	(1,675)	68,733	135,584	285,851	122,922	48,486	237,566	157,261	6,342	25,028
(4,305)	120,428	3,565	114,007	131,085	385,680	99,234	178,818	213,181	420,249	6,798	25,191

708,037	587,609	304,969	190,962	766,706	381,026	987,967	809,149	1,180,618	760,369	25,191	—
$703,732	$708,037	$308,534	$304,969	$897,791	$766,706	$1,087,201	$987,967	$1,393,799	$1,180,618	$31,989	$25,191
$ (1,480)	$ (35)	$ (903)	$ (6)	$ 2,807	$ 863	$ 4,717	$ 7,117	$ 511	$ (8)	$ 42	$ 37
54

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Strategic Growth Fund			Harbor Mid Cap Growth Fund
	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	July 1, 2017 through October 31, 2017	July 1, 2016 through June 30, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
	(Unaudited)		(Unaudited)			(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 2,004,633	$ 3,276,589	$13,578	$22,972	$ 8,515	$ 21,867	$ 34,285
Reinvested distributions	2,226,227	1,106,036	1,183	—	346	11,273	—
Cost of shares reacquired	(4,221,199)	(7,001,496)	(2,618)	(1,724)	(6,094)	(22,284)	(233,261)
Cost of shares reacquired through redemption in-kind	(118,852)	(107,830)	—	—	—	—	—
Net increase/(decrease) in net assets	$ (109,191)	$(2,726,701)	$12,143	$21,248	$ 2,767	$ 10,856	$(198,976)
Retirement Class
Net proceeds from sale of shares	$ 2,308,543	$ 2,162,111	$ 1,231	$ 96	$ 311*	$ 26,062	$ 119,909
Reinvested distributions	378,865	66,899	12	—	—	14,153	—
Cost of shares reacquired	(499,601)	(901,911)	(43)	(1)	(2)*	(19,631)	(16,239)
Net increase/(decrease) in net assets	$ 2,187,807	$ 1,327,099	$ 1,200	$ 95	309*	$ 20,584	$ 103,670
Administrative Class
Net proceeds from sale of shares	$ 47,389	$ 98,518	$ 3	$ 1	11*	$ 7,102	$ 55,699
Reinvested distributions	50,177	29,735	—	—	—	3,116	—
Cost of shares reacquired	(92,426)	(285,429)	—	—	(1)*	(92,104)	(153,126)
Net increase/(decrease) in net assets	$ 5,140	$ (157,176)	$ 3	$ 1	10*	$(81,886)	$ (97,427)
Investor Class
Net proceeds from sale of shares	$ 187,150	$ 250,072	$ 273	$ 56	22*	$ 4,259	$ 8,536
Reinvested distributions	151,393	86,039	1	—	—	2,285	—
Cost of shares reacquired	(391,526)	(676,775)	(54)	(7)	—	(6,989)	(10,864)
Net increase/(decrease) in net assets	$ (52,983)	$ (340,664)	$ 220	$ 49	$ 22*	$ (445)	$ (2,328)

*	For the period March 6, 2017 (commencement of operations) through June 30, 2017
a	Inception
The accompanying notes are an integral part of the Financial Statements.

55

Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund
November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	August 1, 2017[a] through October 31, 2017
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 32,926	$ 63,756	$ 54,396	$ 91,607	$150,767	$ 292,174	$ 190,192	$ 239,318	$ 268,155	$ 345,325	$ 79	$24,494
47,317	2,405	13,012	—	14,577	14,027	27,819	19,313	18,031	2,418	147	—
(129,389)	(199,752)	(84,712)	(46,086)	(80,819)	(191,931)	(106,943)	(216,527)	(175,978)	(253,759)	(1)	—
—	—	—	—	—	—	—	—	—	—	—	—
$ (49,146)	$(133,591)	$(17,304)	$ 45,521	$ 84,525	$ 114,270	$ 111,068	$ 42,104	$ 110,208	$ 93,984	$ 225	$24,494

$ 48,434	$ 139,351	$ 13,913	$ 27,035	$101,569	$ 135,337	$ 23,689	$ 78,013	$ 104,465	$ 51,537	$6,109	$ 31
17,920	418	3,505	—	6,317	393	3,555	501	1,153	12	—	—
(17,412)	(34,669)	(1,769)	(4,901)	(9,971)	(2,501)	(7,663)	(10,150)	(13,902)	(2,883)	—	—
$ 48,942	$ 105,100	$ 15,649	$ 22,134	$ 97,915	$ 133,229	$ 19,581	$ 68,364	$ 91,716	$ 48,666	$6,109	$ 31

$ 600	$ 986	$ 354	$ 1,411	$ 3,545	$ 43,445	$ 6,382	$ 16,625	$ 2,640	$ 2,733	$ —	$ 250
71	3	71	—	367	594	1,722	1,259	101	3	1	—
(629)	(1,097)	(387)	(408)	(40,839)	(5,086)	(6,219)	(16,615)	(905)	(280)	—	—
$ 42	$ (108)	$ 38	$ 1,003	$ (36,927)	$ 38,953	$ 1,885	$ 1,269	$ 1,836	$ 2,456	$ 1	$ 250

$ 855	$ 804	$ 82	$ 387	$ 18,407	$ 56,096	$ 8,868	$ 48,514	$ 47,688	$ 42,084	$ 6	$ 253
832	44	71	—	2,154	2,403	3,543	4,335	949	10	1	—
(819)	(3,211)	(211)	(312)	(30,490)	(59,100)	(22,023)	(116,100)	(14,831)	(29,939)	—	—
$ 868	$ (2,363)	$ (58)	$ 75	$ (9,929)	$ (601)	$ (9,612)	$ (63,251)	$ 33,806	$ 12,155	$ 7	$ 253
56

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Strategic Growth Fund			Harbor Mid Cap Growth Fund
	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	July 1, 2017 through October 31, 2017	July 1, 2016 through June 30, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
	(Unaudited)		(Unaudited)			(Unaudited)
SHARES
Institutional Class
Shares sold	27,081	50,273	700	1,263	525	2,019	3,495
Shares issued due to reinvestment of distributions	31,713	19,319	62	—	22	1,086	—
Shares reacquired	(56,946)	(108,725)	(134)	(95)	(377)	(2,055)	(25,934)
Shares reacquired through redemption in-kind	(1,712)	(1,623)	—	—	—	—	—
Net increase/(decrease) in shares outstanding	136	(40,756)	628	1,168	170	1,050	(22,439)
Beginning of period	317,259	358,015	2,972	1,804	1,634	12,985	35,424
End of period	317,395	317,259	3,600	2,972	1,804	14,035	12,985
Retirement Class
Shares sold	31,004	33,211	62	5	18*	2,369	12,594
Shares issued due to reinvestment of distributions	5,399	1,169	1	—	—	1,361	—
Shares reacquired	(6,855)	(12,930)	(2)	—	—	(1,784)	(1,583)
Net increase/(decrease) in shares outstanding	29,548	21,450	61	5	18*	1,946	11,011
Beginning of period	38,393	16,943	23	18	—	11,328	317
End of period	67,941	38,393	84	23	18*	13,274	11,328
Administrative Class
Shares sold	651	1,555	—	—	1*	652	5,811
Shares issued due to reinvestment of distributions	727	527	—	—	—	314	—
Shares reacquired	(1,285)	(4,754)	—	—	—	(8,398)	(16,802)
Net increase/(decrease) in shares outstanding	93	(2,672)	—	—	1*	(7,432)	(10,991)
Beginning of period	6,667	9,339	1	1	—	10,185	21,176
End of period	6,760	6,667	1	1	1*	2,753	10,185
Investor Class
Shares sold	2,624	3,962	14	3	1*	416	905
Shares issued due to reinvestment of distributions	2,235	1,548	—	—	—	237	—
Shares reacquired	(5,429)	(10,756)	(3)	—	—	(683)	(1,123)
Net increase/(decrease) in shares outstanding	(570)	(5,246)	11	3	1*	(30)	(218)
Beginning of period	21,018	26,264	4	1	—	1,909	2,127
End of period	20,448	21,018	15	4	1*	1,879	1,909

*	For the period March 6, 2017 (commencement of operations) through June 30, 2017
a	Inception
The accompanying notes are an integral part of the Financial Statements.

57

Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund
November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	August 1, 2017[a] through October 31, 2017
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

2,228	4,659	4,354	7,471	9,953	21,074	8,187	10,728	7,357	10,669	8	2,449
3,302	186	1,061	—	979	1,088	1,178	875	495	79	15	—
(8,772)	(14,867)	(6,804)	(3,816)	(5,353)	(13,823)	(4,547)	(9,705)	(4,832)	(7,907)	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(3,242)	(10,022)	(1,389)	3,655	5,579	8,339	4,818	1,898	3,020	2,841	23	2,449
33,858	43,880	20,242	16,587	33,509	25,170	31,685	29,787	29,926	27,085	2,449	—
30,616	33,858	18,853	20,242	39,088	33,509	36,503	31,685	32,946	29,926	2,472	2,449

3,190	10,446	1,123	2,211	6,759	9,515	1,018	3,539	2,861	1,572	620	3
1,249	32	286	—	424	30	151	23	31	—	—	—
(1,171)	(2,485)	(142)	(414)	(660)	(174)	(326)	(451)	(379)	(83)	—	—
3,268	7,993	1,267	1,797	6,523	9,371	843	3,111	2,513	1,489	620	3
12,566	4,573	3,773	1,976	9,681	310	3,854	743	1,582	93	3	—
15,834	12,566	5,040	3,773	16,204	9,681	4,697	3,854	4,095	1,582	623	3

43	73	29	125	236	3,133	265	739	73	83	—	25
6	—	6	—	25	45	72	56	3	—	—	—
(45)	(83)	(31)	(35)	(2,743)	(366)	(262)	(735)	(25)	(9)	—	—
4	(10)	4	90	(2,482)	2,812	75	60	51	74	—	25
50	60	104	14	3,573	761	2,079	2,019	124	50	25	—
54	50	108	104	1,091	3,573	2,154	2,079	175	124	25	25

64	64	6	34	1,198	4,142	377	2,188	1,338	1,323	1	25
65	4	6	—	143	185	150	196	27	—	—	—
(61)	(262)	(17)	(26)	(1,979)	(4,213)	(935)	(5,230)	(424)	(926)	—	—
68	(194)	(5)	8	(638)	114	(408)	(2,846)	941	397	1	25
581	775	94	86	4,762	4,648	4,739	7,585	1,064	667	25	—
649	581	89	94	4,124	4,762	4,331	4,739	2,005	1,064	26	25
58

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 75.32	$ 60.36	$ 65.27	$ 61.97	$ 54.71	$ 41.44
Income from Investment Operations
Net investment income/(loss)[a]	0.05 [e]	0.13 [e]	0.09 [e]	0.07 [e]	0.06	0.16
Net realized and unrealized gains/(losses) on investments	6.03	18.38	(0.84)	7.05	8.98	13.28
Total from investment operations	6.08	18.51	(0.75)	7.12	9.04	13.44
Less Distributions
Dividends from net investment income	(0.11)	(0.06)	(0.05)	(0.05)	(0.05)	(0.17)
Distributions from net realized capital gains[1]	(7.92)	(3.49)	(4.11)	(3.77)	(1.73)	—
Total distributions	(8.03)	(3.55)	(4.16)	(3.82)	(1.78)	(0.17)
Net asset value end of period	73.37	75.32	60.36	65.27	61.97	54.71
Net assets end of period (000s)	$23,287,427	$23,896,840	$21,608,221	$24,669,740	$22,531,379	$19,366,148
Ratios and Supplemental Data (%)
Total return[b]	8.55% [c]	32.52%	(1.23)%	12.16%	16.95%	32.55%
Ratio of total expenses to average net assets[2]	0.70 [d]	0.71	0.69	0.68	0.67	0.68
Ratio of net expenses to average net assets[a]	0.64 [d]	0.65	0.64	0.64	0.65	0.65
Ratio of net investment income to average net assets[a]	0.14 [d]	0.20	0.15	0.12	0.11	0.35
Portfolio turnover	19 [c]	52	34	37	34	48

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 74.08	$ 59.50	$ 64.51	$ 61.39	$ 54.29	$ 41.12
Income from Investment Operations
Net investment income/(loss)[a]	(0.04) [e]	(0.04) [e]	(0.06) [e]	(0.08) [e]	(0.11)	0.02
Net realized and unrealized gains/(losses) on investments	5.93	18.11	(0.84)	6.97	8.94	13.21
Total from investment operations	5.89	18.07	(0.90)	6.89	8.83	13.23
Less Distributions
Dividends from net investment income	—	—	—	—	—	(0.06)
Distributions from net realized capital gains[1]	(7.92)	(3.49)	(4.11)	(3.77)	(1.73)	—
Total distributions	(7.92)	(3.49)	(4.11)	(3.77)	(1.73)	(0.06)
Net asset value end of period	72.05	74.08	59.50	64.51	61.39	54.29
Net assets end of period (000s)	$ 487,017	$ 493,860	$ 555,665	$ 620,910	$ 582,430	$ 613,413
Ratios and Supplemental Data (%)
Total return[b]	8.42% [c]	32.20%	(1.48)%	11.88%	16.69%	32.21%
Ratio of total expenses to average net assets[2]	0.95 [d]	0.96	0.94	0.93	0.92	0.93
Ratio of net expenses to average net assets[a]	0.89 [d]	0.90	0.89	0.89	0.90	0.90
Ratio of net investment income to average net assets[a]	(0.11) [d]	(0.06)	(0.11)	(0.13)	(0.14)	0.11
Portfolio turnover	19 [c]	52	34	37	34	48
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

59

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$ 75.34	$ 60.37	$ 55.79

0.07 [e]	0.16 [e]	0.05 [e]
6.04	18.40	4.53
6.11	18.56	4.58

(0.17)	(0.10)	—
(7.92)	(3.49)	—
(8.09)	(3.59)	—
73.36	75.34	60.37
$4,984,209	$2,892,484	$1,022,839

8.58% [c]	32.62%	8.21% [c]
0.62 [d]	0.63	0.65 [d]
0.57 [d]	0.59	0.59 [d]
0.19 [d]	0.23	0.13 [d]
19 [c]	52	34 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013
(Unaudited)
$ 72.88	$ 58.66	$ 63.73	$ 60.76	$ 53.82	$ 40.79

(0.08) [e]	(0.11) [e]	(0.13) [e]	(0.16) [e]	(0.17)	(0.01)
5.82	17.82	(0.83)	6.90	8.84	13.07
5.74	17.71	(0.96)	6.74	8.67	13.06

—	—	—	—	—	(0.03)
(7.92)	(3.49)	(4.11)	(3.77)	(1.73)	—
(7.92)	(3.49)	(4.11)	(3.77)	(1.73)	(0.03)
70.70	72.88	58.66	63.73	60.76	53.82
$1,445,728	$1,531,809	$1,540,557	$2,214,518	$1,910,930	$1,780,774

8.34% [c]	32.04%	(1.60)%	11.75%	16.53%	32.04%
1.07 [d]	1.08	1.06	1.05	1.04	1.05
1.01 [d]	1.02	1.01	1.01	1.02	1.02
(0.23) [d]	(0.17)	(0.22)	(0.25)	(0.26)	(0.03)
19 [c]	52	34	37	34	48
60

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR STRATEGIC GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	4-Month Period Ended October 31, 2017[i]	Year Ended June 30,
			2017	2016	2015	2014	2013
	(Unaudited)	(Unaudited)
Net asset value beginning of period	$ 18.85	$ 17.66	$ 15.54	$ 15.39	$ 15.41	$ 12.80	$11.00
Income from Investment Operations
Net investment income/(loss)[a]	0.03 [e]	0.03 [e]	0.12 [e]	0.03 [e]	0.04 [e]	0.08 [e]	0.10 [e]
Net realized and unrealized gains/(losses) on investments	0.82	1.16	2.22	0.63	1.11	3.35	1.92
Total from investment operations	0.85	1.19	2.34	0.66	1.15	3.43	2.02
Less Distributions
Dividends from net investment income	(0.04)	—	(0.11)	(0.01)	(0.06)	(0.15)	(0.13)
Distributions from net realized capital gains[1]	(0.35)	—	(0.11)	(0.50)	(1.11)	(0.67)	(0.09)
Total distributions	(0.39)	—	(0.22)	(0.51)	(1.17)	(0.82)	(0.22)
Proceeds from redemption fees	N/A	N/A	— *	— *	— *	— *	— *
Net asset value end of period	19.31	18.85	17.66	15.54	15.39	15.41	12.80
Net assets end of period (000s)	$69,509	$56,026	$31,866	$25,388	$20,540	$13,678	$8,665
Ratios and Supplemental Data (%)
Total return[b]	4.52% [c]	6.74%[c]	15.21%	4.44%	7.67%	27.71%	18.55%
Ratio of total expenses to average net assets[2]	0.89 [d]	1.18 [d]	1.48	1.74	2.23	2.79	3.99
Ratio of net expenses to average net assets[a]	0.70 [d]	0.70 [d]	0.83	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets[a]	0.30 [d]	0.29 [d]	0.71	0.19	0.18	0.58	0.82
Portfolio turnover	8 [c]	9 [c]	21	40	33	31	59

	Administrative Class
	6-Month Period Ended April 30, 2018	4-Month Period Ended October 31, 2017[i]	Year Ended June 30, 2017[h]
	(Unaudited)	(Unaudited)
Net asset value beginning of period	$18.82	$17.65	$16.76
Income from Investment Operations
Net investment income/(loss)[a]	— *e	0.01 [e]	0.01 [e]
Net realized and unrealized gains/(losses) on investments	0.82	1.16	0.88
Total from investment operations	0.82	1.17	0.89
Less Distributions
Dividends from net investment income	—	—	—
Distributions from net realized capital gains[1]	(0.35)	—	—
Total distributions	(0.35)	—	—
Net asset value end of period	19.29	18.82	17.65
Net assets end of period (000s)	$ 15	$ 12	$ 11
Ratios and Supplemental Data (%)
Total return[b]	4.39% [c]	6.63%[c]	5.31% [c]
Ratio of total expenses to average net assets[2]	1.14 [d]	1.43 [d]	1.93 [d]
Ratio of net expenses to average net assets[a]	0.95 [d]	0.95 [d]	0.95 [d]
Ratio of net investment income to average net assets[a]	0.05 [d]	0.10 [d]	0.19 [d]
Portfolio turnover	8 [c]	9 [c]	21 [c]
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

61

Retirement Class
6-Month Period Ended April 30, 2018	4-Month Period Ended October 31, 2017[i]	Year Ended June 30, 2017[h]
(Unaudited)	(Unaudited)
$18.86	$17.67	$16.76

0.03 [e]	0.05 [e]	0.03 [e]
0.82	1.14	0.88
0.85	1.19	0.91

(0.04)	—	—
(0.35)	—	—
(0.39)	—	—
N/A	N/A	N/A
19.32	18.86	17.67
$1,626	$ 435	$ 316

4.56% [c]	6.73%[c]	5.43% [c]
0.81 [d]	1.10 [d]	1.52 [d]
0.62 [d]	0.62 [d]	0.62 [d]
0.33 [d]	0.42 [d]	0.58 [d]
8 [c]	9 [c]	21 [c]

Investor Class
6-Month Period Ended April 30, 2018	4-Month Period Ended October 31, 2017[i]	Year Ended June 30, 2017[h]
(Unaudited)	(Unaudited)
$18.81	$17.64	$16.76

(0.01) [e]	(0.02)[e]	(0.01) [e]
0.81	1.15	0.87
0.80	1.17	0.88

—	—	—
(0.35)	—	—
(0.35)	—	—
19.26	18.81	17.64
$ 289	$ 75	$ 22

4.29% [c]	6.63%[c]	5.25% [c]
1.26 [d]	1.55 [d]	2.03 [d]
1.07 [d]	1.07 [d]	1.07 [d]
(0.11) [d]	0.05 [d]	0.13 [d]
8 [c]	9 [c]	21 [c]
62

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 11.24	$ 8.58	$ 9.76	$ 11.43	$ 11.76	$ 9.22
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	(0.01) [e]	(0.03) [e]	(0.04) [e]	(0.04)	(0.03)
Net realized and unrealized gains/(losses) on investments	0.72	2.67	(0.03)	0.20	1.55	2.76
Total from investment operations	0.70	2.66	(0.06)	0.16	1.51	2.73
Less Distributions
Dividends from net investment income	—	—	(0.06)	—	—	—
Distributions from net realized capital gains[1]	(1.22)	—	(1.06)	(1.83)	(1.84)	(0.19)
Total distributions	(1.22)	—	(1.12)	(1.83)	(1.84)	(0.19)
Net asset value end of period	10.72	11.24	8.58	9.76	11.43	11.76
Net assets end of period (000s)	$150,483	$145,914	$303,802	$194,308	$306,371	$323,666
Ratios and Supplemental Data (%)
Total return[b]	6.55% [c]	31.00%	(0.60)%	1.55%	14.45%	30.13%
Ratio of total expenses to average net assets[2]	0.88 [d]	0.88	0.86	0.84	0.84	0.84
Ratio of net expenses to average net assets[a]	0.88 [d]	0.87	0.85	0.84	0.83	0.84
Ratio of net investment income to average net assets[a]	(0.40) [d]	(0.14)	(0.31)	(0.35)	(0.34)	(0.27)
Portfolio turnover	51 [c]	87	84	82	95	111

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 10.81	$ 8.27	$ 9.45	$ 11.15	$ 11.54	$ 9.08
Income from Investment Operations
Net investment income/(loss)[a]	(0.03) [e]	(0.04) [e]	(0.05) [e]	(0.06) [e]	(0.07)	(0.05)
Net realized and unrealized gains/(losses) on investments	0.69	2.58	(0.03)	0.19	1.52	2.70
Total from investment operations	0.66	2.54	(0.08)	0.13	1.45	2.65
Less Distributions
Dividends from net investment income	—	—	(0.04)	—	—	—
Distributions from net realized capital gains[1]	(1.22)	—	(1.06)	(1.83)	(1.84)	(0.19)
Total distributions	(1.22)	—	(1.10)	(1.83)	(1.84)	(0.19)
Net asset value end of period	10.25	10.81	8.27	9.45	11.15	11.54
Net assets end of period (000s)	$ 28,219	$110,114	$175,211	$366,121	$384,511	$408,494
Ratios and Supplemental Data (%)
Total return[b]	6.43% [c]	30.71%	(0.91)%	1.29%	14.16%	29.70%
Ratio of total expenses to average net assets[2]	1.13 [d]	1.13	1.10	1.09	1.09	1.09
Ratio of net expenses to average net assets[a]	1.13 [d]	1.12	1.10	1.09	1.08	1.09
Ratio of net investment income to average net assets[a]	(0.54) [d]	(0.45)	(0.57)	(0.58)	(0.59)	(0.52)
Portfolio turnover	51 [c]	87	84	82	95	111
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$ 11.25	$ 8.58	$ 7.76

(0.02) [e]	0.01 [e]	(0.03) [e]
0.73	2.66	0.85
0.71	2.67	0.82

—	—	—
(1.22)	—	—
(1.22)	—	—
10.74	11.25	8.58
$142,584	$127,446	$2,718

6.63% [c]	31.12%	10.57% [c]
0.80 [d]	0.81	0.81 [d]
0.80 [d]	0.81	0.80 [d]
(0.33) [d]	0.07	(0.45) [d]
51 [c]	87	84 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013
(Unaudited)
$ 10.54	$ 8.07	$ 9.24	$ 10.95	$ 11.37	$ 8.96

(0.04) [e]	(0.04) [e]	(0.05) [e]	(0.07) [e]	(0.05)	(0.12)
0.68	2.51	(0.04)	0.19	1.47	2.72
0.64	2.47	(0.09)	0.12	1.42	2.60

—	—	(0.02)	—	—	—
(1.22)	—	(1.06)	(1.83)	(1.84)	(0.19)
(1.22)	—	(1.08)	(1.83)	(1.84)	(0.19)
9.96	10.54	8.07	9.24	10.95	11.37
$18,715	$20,121	$17,167	$24,647	$37,887	$35,501

6.39% [c]	30.61%	(1.05)%	1.21%	14.09%	29.54%
1.25 [d]	1.25	1.22	1.21	1.21	1.21
1.25 [d]	1.24	1.22	1.21	1.20	1.21
(0.76) [d]	(0.48)	(0.68)	(0.71)	(0.71)	(0.63)
51 [c]	87	84	82	95	111
64

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 15.06	$ 11.94	$ 13.65	$ 15.45	$ 15.72	$ 11.81
Income from Investment Operations
Net investment income/(loss)[a]	(0.03) [e]	(0.04) [e]	(0.02) [e]	(0.03) [e]	(0.05)	0.03
Net realized and unrealized gains/(losses) on investments	1.37	3.22	(0.11)	0.55	1.91	4.48
Total from investment operations	1.34	3.18	(0.13)	0.52	1.86	4.51
Less Distributions
Dividends from net investment income	—	—	—	—	—	(0.04)
Distributions from net realized capital gains[1]	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)	(0.56)
Total distributions	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)	(0.60)
Net asset value end of period	14.94	15.06	11.94	13.65	15.45	15.72
Net assets end of period (000s)	$457,339	$509,889	$523,888	$587,761	$603,476	$601,255
Ratios and Supplemental Data (%)
Total return[b]	9.28% [c]	26.72%	(0.99)%	3.35%	12.94%	39.90%
Ratio of total expenses to average net assets[2]	0.86 [d]	0.86	0.85	0.84	0.83	0.83
Ratio of net expenses to average net assets[a]	0.86 [d]	0.85	0.85	0.83	0.83	0.83
Ratio of net investment income to average net assets[a]	(0.42) [d]	(0.30)	(0.21)	(0.22)	(0.29)	0.22
Portfolio turnover	41 [c]	83	89	78	76	73

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 14.17	$ 11.30	$ 13.04	$ 14.89	$ 15.26	$ 11.46
Income from Investment Operations
Net investment income/(loss)[a]	(0.05) [e]	(0.07) [e]	(0.05) [e]	(0.07) [e]	0.54 [k]	(7.68) [k]
Net realized and unrealized gains/(losses) on investments	1.29	3.00	(0.11)	0.54	1.22	12.04
Total from investment operations	1.24	2.93	(0.16)	0.47	1.76	4.36
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains[1]	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)	(0.56)
Total distributions	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)	(0.56)
Net asset value end of period	13.95	14.17	11.30	13.04	14.89	15.26
Net assets end of period (000s)	$ 756	$ 719	$ 686	$ 877	$ 650	$ 636
Ratios and Supplemental Data (%)
Total return[b]	9.14% [c]	26.02%	(1.29)%	3.12%	12.65%	39.72%
Ratio of total expenses to average net assets[2]	1.11 [d]	1.11	1.10	1.09	1.08	1.08
Ratio of net expenses to average net assets[a]	1.11 [d]	1.10	1.10	1.08	1.08	1.08
Ratio of net investment income to average net assets[a]	(0.66) [d]	(0.56)	(0.46)	(0.47)	(0.54)	0.19
Portfolio turnover	41 [c]	83	89	78	76	73
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$ 15.08	$ 11.95	$ 10.72

(0.03) [e]	(0.04) [e]	(0.02) [e]
1.38	3.23	1.25
1.35	3.19	1.23

—	—	—
(1.46)	(0.06)	—
(1.46)	(0.06)	—
14.97	15.08	11.95
$236,989	$189,516	$54,634

9.34% [c]	26.78%	11.47% [c]
0.78 [d]	0.79	0.81 [d]
0.78 [d]	0.79	0.80 [d]
(0.34) [d]	(0.26)	(0.27) [d]
41 [c]	83	89 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013
(Unaudited)
$13.62	$10.84	$12.59	$ 14.47	$ 14.90	$ 11.22

(0.05) [e]	(0.08) [e]	(0.06) [e]	(0.08) [e]	(0.51)	(0.06)
1.23	2.92	(0.11)	0.52	2.21	4.30
1.18	2.84	(0.17)	0.44	1.70	4.24

—	—	—	—	—	—
(1.46)	(0.06)	(1.58)	(2.32)	(2.13)	(0.56)
(1.46)	(0.06)	(1.58)	(2.32)	(2.13)	(0.56)
13.34	13.62	10.84	12.59	14.47	14.90
$8,648	$7,913	$8,401	$11,660	$14,266	$24,249

9.08% [c]	26.29%	(1.44)%	2.98%	12.53%	39.50%
1.23 [d]	1.23	1.22	1.21	1.20	1.20
1.23 [d]	1.22	1.22	1.20	1.20	1.20
(0.78) [d]	(0.67)	(0.58)	(0.59)	(0.66)	(0.16)
41 [c]	83	89	78	76	73
66

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014 [g]
	(Unaudited)
Net asset value beginning of period	$ 12.59	$ 10.23	$ 10.31	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.04) [e]	(0.07) [e]	(0.05) [e]	(0.06) [e]	(0.02)
Net realized and unrealized gains/(losses) on investments	1.00	2.43	0.32	(0.35)	0.79
Total from investment operations	0.96	2.36	0.27	(0.41)	0.77
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains[1]	(0.75)	—	(0.35)	(0.05)	—
Total distributions	(0.75)	—	(0.35)	(0.05)	—
Net asset value end of period	12.80	12.59	10.23	10.31	10.77
Net assets end of period (000s)	$241,400	$254,925	$169,718	$205,007	$57,779
Ratios and Supplemental Data (%)
Total return[b]	7.85% [c]	23.07%	2.62%	(3.78)%	7.70% [c]
Ratio of total expenses to average net assets[2]	0.88 [d]	0.88	0.89	0.90	1.60 [d]
Ratio of net expenses to average net assets[a]	0.88 [d]	0.88	0.89	0.90	0.90 [d]
Ratio of net investment income to average net assets[a]	(0.62) [d]	(0.61)	(0.48)	(0.55)	(0.67) [d]
Portfolio turnover	31 [c]	67	85	103	55 [c]

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014 [g]
	(Unaudited)
Net asset value beginning of period	$ 12.54	$ 10.22	$ 10.27	$ 10.75	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.05) [e]	(0.12) [e]	(0.07) [e]	(0.09) [e]	(0.09)
Net realized and unrealized gains/(losses) on investments	0.99	2.44	0.37	(0.34)	0.84
Total from investment operations	0.94	2.32	0.30	(0.43)	0.75
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains[1]	(0.75)	—	(0.35)	(0.05)	—
Total distributions	(0.75)	—	(0.35)	(0.05)	—
Net asset value end of period	12.73	12.54	10.22	10.27	10.75
Net assets end of period (000s)	$ 1,372	$ 1,308	$ 143	$ 3,006	$ 269
Ratios and Supplemental Data (%)
Total return[b]	7.72% [c]	22.70%	2.94%	(3.98)%	7.50% [c]
Ratio of total expenses to average net assets[2]	1.13 [d]	1.13	1.14	1.15	1.85 [d]
Ratio of net expenses to average net assets[a]	1.13 [d]	1.13	1.13	1.15	1.15 [d]
Ratio of net investment income to average net assets[a]	(0.87) [d]	(0.96)	(0.69)	(0.80)	(0.90) [d]
Portfolio turnover	31 [c]	67	85	103	55 [c]
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$ 12.61	$ 10.24	$ 9.04

(0.03) [e]	(0.07) [e]	(0.04) [e]
0.99	2.44	1.24
0.96	2.37	1.20

—	—	—
(0.75)	—	—
(0.75)	—	—
12.82	12.61	10.24
$64,640	$47,569	$20,230

7.84% [c]	23.14%	13.27% [c]
0.80 [d]	0.81	0.85 [d]
0.80 [d]	0.81	0.84 [d]
(0.54) [d]	(0.57)	(0.60) [d]
31 [c]	67	85 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014 [g]
(Unaudited)
$12.41	$10.12	$10.24	$10.74	$10.00

(0.06) [e]	(0.11) [e]	(0.09) [e]	(0.09) [e]	(0.05)
0.99	2.40	0.32	(0.36)	0.79
0.93	2.29	0.23	(0.45)	0.74

—	—	—	—	—
(0.75)	—	(0.35)	(0.05)	—
(0.75)	—	(0.35)	(0.05)	—
12.59	12.41	10.12	10.24	10.74
$1,122	$1,167	$ 871	$ 599	$1,809

7.72% [c]	22.63%	2.24%	(4.17)%	7.40% [c]
1.25 [d]	1.25	1.26	1.27	1.97 [d]
1.25 [d]	1.25	1.26	1.27	1.27 [d]
(0.98) [d]	(0.99)	(0.87)	(0.86)	(1.03) [d]
31 [c]	67	85	103	55 [c]
68

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 14.87	$ 12.32	$ 12.16	$ 12.24	$ 10.85	$ 8.52
Income from Investment Operations
Net investment income/(loss)[a]	0.08 [e]	0.15 [e]	0.16 [e]	0.15 [e]	0.15	0.14
Net realized and unrealized gains/(losses) on investments	0.34	2.97	0.64	0.70	1.37	2.31
Total from investment operations	0.42	3.12	0.80	0.85	1.52	2.45
Less Distributions
Dividends from net investment income	(0.05)	(0.14)	(0.13)	(0.14)	(0.13)	(0.12)
Distributions from net realized capital gains[1]	(0.41)	(0.43)	(0.51)	(0.79)	—	—
Total distributions	(0.46)	(0.57)	(0.64)	(0.93)	(0.13)	(0.12)
Net asset value end of period	14.83	14.87	12.32	12.16	12.24	10.85
Net assets end of period (000s)	$579,679	$498,360	$310,127	$231,033	$202,596	$179,382
Ratios and Supplemental Data (%)
Total return[b]	2.85% [c]	26.00%	7.14%	7.29%	14.13%	29.06%
Ratio of total expenses to average net assets[2]	0.72 [d]	0.72	0.72	0.70	0.70	0.71
Ratio of net expenses to average net assets[a]	0.68 [d]	0.68	0.68	0.68	0.68	0.68
Ratio of net investment income to average net assets[a]	1.12 [d]	1.10	1.32	1.25	1.26	1.43
Portfolio turnover	8 [c]	16	34	24	32	26

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 14.84	$ 12.30	$ 12.15	$ 12.23	$ 10.85	$ 8.51
Income from Investment Operations
Net investment income/(loss)[a]	0.07 [e]	0.10 [e]	0.13 [e]	0.12 [e]	0.15	0.16
Net realized and unrealized gains/(losses) on investments	0.32	2.99	0.63	0.70	1.34	2.27
Total from investment operations	0.39	3.09	0.76	0.82	1.49	2.43
Less Distributions
Dividends from net investment income	—	(0.12)	(0.10)	(0.11)	(0.11)	(0.09)
Distributions from net realized capital gains[1]	(0.41)	(0.43)	(0.51)	(0.79)	—	—
Total distributions	(0.41)	(0.55)	(0.61)	(0.90)	(0.11)	(0.09)
Net asset value end of period	14.82	14.84	12.30	12.15	12.23	10.85
Net assets end of period (000s)	$ 16,167	$ 53,006	$ 9,361	$ 24,690	$ 20,927	$ 13,453
Ratios and Supplemental Data (%)
Total return[b]	2.63% [c]	25.77%	6.77%	7.02%	13.78%	28.76%
Ratio of total expenses to average net assets[2]	0.97 [d]	0.97	0.96	0.95	0.95	0.96
Ratio of net expenses to average net assets[a]	0.93 [d]	0.93	0.93	0.93	0.93	0.93
Ratio of net investment income to average net assets[a]	0.94 [d]	0.70	1.09	1.00	1.02	1.16
Portfolio turnover	8 [c]	16	34	24	32	26
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$ 14.87	$ 12.32	$10.94

0.09 [e]	0.12 [e]	0.12 [e]
0.34	3.00	1.33
0.43	3.12	1.45

(0.06)	(0.14)	(0.07)
(0.41)	(0.43)	—
(0.47)	(0.57)	(0.07)
14.83	14.87	12.32
$240,294	$143,966	$3,822

2.89% [c]	26.08%	13.24% [c]
0.64 [d]	0.64	0.67 [d]
0.60 [d]	0.60	0.63 [d]
1.18 [d]	0.83	1.46 [d]
8 [c]	16	34 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013
(Unaudited)
$ 14.99	$ 12.42	$ 12.25	$ 12.33	$ 10.94	$ 8.59

0.06 [e]	0.10 [e]	0.11 [e]	0.11 [e]	0.13	0.09
0.34	2.99	0.66	0.70	1.35	2.34
0.40	3.09	0.77	0.81	1.48	2.43

(0.03)	(0.09)	(0.09)	(0.10)	(0.09)	(0.08)
(0.41)	(0.43)	(0.51)	(0.79)	—	—
(0.44)	(0.52)	(0.60)	(0.89)	(0.09)	(0.08)
14.95	14.99	12.42	12.25	12.33	10.94
$61,651	$71,374	$57,716	$29,745	$20,189	$11,934

2.64% [c]	25.52%	6.80%	6.87%	13.62%	28.52%
1.09 [d]	1.09	1.09	1.07	1.07	1.08
1.05 [d]	1.05	1.05	1.05	1.05	1.05
0.76 [d]	0.75	0.94	0.89	0.88	1.04
8 [c]	16	34	24	32	26
70

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 23.33	$ 20.17	$ 20.27	$ 20.32	$ 17.50	$ 12.64
Income from Investment Operations
Net investment income/(loss)[a]	0.23 [e]	0.39 [e]	0.44 [e]	0.34 [e]	0.18	0.28
Net realized and unrealized gains/(losses) on investments	0.13	3.43	0.08	(0.07)	2.84	4.86
Total from investment operations	0.36	3.82	0.52	0.27	3.02	5.14
Less Distributions
Dividends from net investment income	(0.31)	(0.35)	(0.27)	(0.19)	(0.20)	(0.28)
Distributions from net realized capital gains[1]	(0.59)	(0.31)	(0.35)	(0.13)	—	—
Total distributions	(0.90)	(0.66)	(0.62)	(0.32)	(0.20)	(0.28)
Net asset value end of period	22.79	23.33	20.17	20.27	20.32	17.50
Net assets end of period (000s)	$832,039	$739,122	$600,800	$484,078	$195,247	$82,231
Ratios and Supplemental Data (%)
Total return[b]	1.42% [c]	19.16%	2.81%	1.32%	17.39%	41.48%
Ratio of total expenses to average net assets[2]	0.88 [d]	0.87	0.86	0.86	0.89	0.93
Ratio of net expenses to average net assets[a]	0.84 [d]	0.84	0.84	0.86	0.89	0.93
Ratio of net investment income to average net assets[a]	1.97 [d]	1.76	2.28	1.66	1.40	1.87
Portfolio turnover	11 [c]	22	18	12	13	18

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 23.47	$ 20.30	$ 20.40	$ 20.47	$ 17.64	$ 12.74
Income from Investment Operations
Net investment income/(loss)[a]	0.20 [e]	0.34 [e]	0.40 [e]	0.29 [e]	0.25	0.23
Net realized and unrealized gains/(losses) on investments	0.14	3.45	0.07	(0.07)	2.75	4.92
Total from investment operations	0.34	3.79	0.47	0.22	3.00	5.15
Less Distributions
Dividends from net investment income	(0.25)	(0.31)	(0.22)	(0.16)	(0.17)	(0.25)
Distributions from net realized capital gains[1]	(0.59)	(0.31)	(0.35)	(0.13)	—	—
Total distributions	(0.84)	(0.62)	(0.57)	(0.29)	(0.17)	(0.25)
Net asset value end of period	22.97	23.47	20.30	20.40	20.47	17.64
Net assets end of period (000s)	$ 49,501	$ 48,809	$ 40,992	$ 28,929	$ 14,775	$ 3,479
Ratios and Supplemental Data (%)
Total return[b]	1.33% [c]	18.84%	2.54%	1.05%	17.15%	41.17%
Ratio of total expenses to average net assets[2]	1.13 [d]	1.12	1.11	1.11	1.14	1.19
Ratio of net expenses to average net assets[a]	1.09 [d]	1.09	1.09	1.11	1.14	1.18
Ratio of net investment income to average net assets[a]	1.72 [d]	1.51	2.03	1.41	1.13	1.58
Portfolio turnover	11 [c]	22	18	12	13	18
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$ 23.33	$ 20.17	$ 18.36

0.24 [e]	0.40 [e]	0.28 [e]
0.14	3.43	1.53
0.38	3.83	1.81

(0.33)	(0.36)	—
(0.59)	(0.31)	—
(0.92)	(0.67)	—
22.79	23.33	20.17
$107,067	$89,942	$14,999

1.49% [c]	19.22%	9.86% [c]
0.80 [d]	0.80	0.82 [d]
0.77 [d]	0.77	0.79 [d]
2.02 [d]	1.79	2.11 [d]
11 [c]	22	18 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013
(Unaudited)
$ 23.23	$ 20.09	$ 20.19	$ 20.27	$ 17.49	$ 12.63

0.19 [e]	0.31 [e]	0.37 [e]	0.27 [e]	0.17	0.13
0.13	3.41	0.08	(0.08)	2.78	4.96
0.32	3.72	0.45	0.19	2.95	5.09

(0.20)	(0.27)	(0.20)	(0.14)	(0.17)	(0.23)
(0.59)	(0.31)	(0.35)	(0.13)	—	—
(0.79)	(0.58)	(0.55)	(0.27)	(0.17)	(0.23)
22.76	23.23	20.09	20.19	20.27	17.49
$98,594	$110,094	$152,358	$165,642	$91,724	$19,260

1.26% [c]	18.71%	2.45%	0.93%	16.97%	40.99%
1.25 [d]	1.24	1.23	1.23	1.26	1.31
1.21 [d]	1.21	1.21	1.23	1.26	1.30
1.61 [d]	1.40	1.92	1.29	1.01	1.21
11 [c]	22	18	12	13	18
72

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 36.14	$ 27.27	$ 26.21	$ 27.17	$ 28.89	$ 21.41
Income from Investment Operations
Net investment income/(loss)[a]	0.05 [e]	0.08 [e]	0.12 [e]	0.10 [e]	0.06	0.13
Net realized and unrealized gains/(losses) on investments	0.11	8.90	1.92	(0.09)	2.68	7.84
Total from investment operations	0.16	8.98	2.04	0.01	2.74	7.97
Less Distributions
Dividends from net investment income	(0.03)	(0.11)	(0.09)	(0.06)	(0.05)	(0.22)
Distributions from net realized capital gains[1]	(0.69)	—	(0.89)	(0.91)	(4.41)	(0.27)
Total distributions	(0.72)	(0.11)	(0.98)	(0.97)	(4.46)	(0.49)
Net asset value end of period	35.58	36.14	27.27	26.21	27.17	28.89
Net assets end of period (000s)	$1,172,283	$1,081,412	$738,705	$827,423	$709,251	$519,607
Ratios and Supplemental Data (%)
Total return[b]	0.39% [c]	33.00%	8.18%	0.01%	11.03%	37.91%
Ratio of total expenses to average net assets[2]	0.85 [d]	0.88	0.86	0.85	0.84	0.84
Ratio of net expenses to average net assets[a]	0.85 [d]	0.87	0.86	0.85	0.84	0.84
Ratio of net investment income to average net assets[a]	0.26 [d]	0.24	0.48	0.38	0.33	0.45
Portfolio turnover	16 [c]	8	10	17	13	22

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 35.97	$ 27.16	$ 26.07	$ 27.05	$ 28.80	$ 21.34
Income from Investment Operations
Net investment income/(loss)[a]	— *e	(0.02) [e]	0.05 [e]	0.06 [e]	(0.12)	0.01
Net realized and unrealized gains/(losses) on investments	0.12	8.88	1.93	(0.13)	2.78	7.87
Total from investment operations	0.12	8.86	1.98	(0.07)	2.66	7.88
Less Distributions
Dividends from net investment income	—	(0.05)	—	—	—	(0.15)
Distributions from net realized capital gains[1]	(0.69)	—	(0.89)	(0.91)	(4.41)	(0.27)
Total distributions	(0.69)	(0.05)	(0.89)	(0.91)	(4.41)	(0.42)
Net asset value end of period	35.40	35.97	27.16	26.07	27.05	28.80
Net assets end of period (000s)	$ 6,198	$ 4,462	$ 1,360	$ 1,144	$ 5,690	$ 12,171
Ratios and Supplemental Data (%)
Total return[b]	0.28% [c]	32.67%	7.93%	(0.28)%	10.74%	37.54%
Ratio of total expenses to average net assets[2]	1.10 [d]	1.13	1.11	1.10	1.09	1.09
Ratio of net expenses to average net assets[a]	1.10 [d]	1.12	1.11	1.10	1.09	1.09
Ratio of net investment income to average net assets[a]	0.00 [d]	(0.05)	0.21	0.21	0.10	0.20
Portfolio turnover	16 [c]	8	10	17	13	22
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

73

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$ 36.16	$ 27.29	$23.91

0.05 [e]	0.06 [e]	0.05 [e]
0.14	8.94	3.33
0.19	9.00	3.38

(0.06)	(0.13)	—
(0.69)	—	—
(0.75)	(0.13)	—
35.60	36.16	27.29
$145,762	$57,196	$2,529

0.46% [c]	33.06%	14.14% [c]
0.77 [d]	0.81	0.82 [d]
0.77 [d]	0.81	0.81 [d]
0.26 [d]	0.17	0.27 [d]
16 [c]	8	10 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013
(Unaudited)
$ 35.29	$ 26.65	$ 25.63	$ 26.63	$ 28.45	$ 21.08

(0.02) [e]	(0.05) [e]	0.03 [e]	0.01 [e]	0.09	(0.09)
0.12	8.71	1.88	(0.10)	2.50	7.86
0.10	8.66	1.91	(0.09)	2.59	7.77

—	(0.02)	—	—	—	(0.13)
(0.69)	—	(0.89)	(0.91)	(4.41)	(0.27)
(0.69)	(0.02)	(0.89)	(0.91)	(4.41)	(0.40)
34.70	35.29	26.65	25.63	26.63	28.45
$69,556	$37,548	$17,775	$16,797	$17,265	$17,330

0.23% [c]	32.49%	7.79%	(0.37)%	10.61%	37.41%
1.22 [d]	1.25	1.23	1.22	1.21	1.21
1.22 [d]	1.24	1.23	1.22	1.21	1.21
(0.12) [d]	(0.16)	0.10	0.02	(0.04)	0.07
16 [c]	8	10	17	13	22
74

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE OPPORTUNITIES FUND
	Institutional Class		Retirement Class
	6-Month Period Ended April 30, 2018	Period Ended October 31, 2017[j]	6-Month Period Ended April 30, 2018	Period Ended October 31, 2017[j]
	(Unaudited)		(Unaudited)
Net asset value beginning of period	$ 10.07	$ 10.00	$10.07	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.03 [e]	0.02 [e]	0.01 [e]	0.01 [e]
Net realized and unrealized gains/(losses) on investments	0.13	0.05	0.15	0.06
Total from investment operations	0.16	0.07	0.16	0.07
Less Distributions
Dividends from net investment income	(0.03)	—	(0.03)	—
Distributions from net realized capital gains[1]	(0.03)	—	(0.03)	—
Total distributions	(0.06)	—	(0.06)	—
Net asset value end of period	10.17	10.07	10.17	10.07
Net assets end of period (000s)	$25,134	$24,655	$6,336	$ 30
Ratios and Supplemental Data (%)
Total return[b]	1.59% [c]	0.70% [c]	1.62% [c]	0.70% [c]
Ratio of total expenses to average net assets[2]	1.21 [d]	3.41 [d]	1.13 [d]	3.33 [d]
Ratio of net expenses to average net assets[a]	0.88 [d]	0.88 [d]	0.80 [d]	0.80 [d]
Ratio of net investment income to average net assets[a]	0.62 [d]	0.60 [d]	0.13 [d]	0.48 [d]
Portfolio turnover	35 [c]	9 [c]	35 [c]	9 [c]

*	Less than $0.01.
1	Includes both short-term and long-term capital gains
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based on shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period February 1, 2014 (inception) through October 31, 2014
h	For the period March 6, 2017 (commencement of operations) through June 30, 2017
i	For the period July 1, 2017 through October 31, 2017
j	For the period August 1, 2017 (inception) through October 31, 2017
k	The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) for the period due to the timing of sales and purchases in relation to fluctuating market values of the investments of the Fund.
The accompanying notes are an integral part of the Financial Statements.

75

Administrative Class		Investor Class
6-Month Period Ended April 30, 2018	Period Ended October 31, 2017[j]	6-Month Period Ended April 30, 2018	Period Ended October 31, 2017[j]
(Unaudited)		(Unaudited)
$10.06	$10.00	$10.06	$10.00

0.02 [e]	0.01 [e]	0.01 [e]	0.01 [e]
0.13	0.05	0.13	0.05
0.15	0.06	0.14	0.06

(0.02)	—	(0.01)	—
(0.03)	—	(0.03)	—
(0.05)	—	(0.04)	—
10.16	10.06	10.16	10.06
$ 255	$ 252	$ 264	$ 254

1.49% [c]	0.60% [c]	1.44% [c]	0.60% [c]
1.46 [d]	3.66 [d]	1.58 [d]	3.78 [d]
1.13 [d]	1.13 [d]	1.25 [d]	1.25 [d]
0.37 [d]	0.35 [d]	0.25 [d]	0.23 [d]
35 [c]	9 [c]	35 [c]	9 [c]
76

Harbor Domestic Equity Funds
Notes to Financial Statements—April 30, 2018 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2018, the Trust consists of 31 separate portfolios. The portfolios covered by this report are: Harbor Capital Appreciation Fund, Harbor Strategic Growth Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Cap Value Opportunities Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Institutional Class, Retirement Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Effective July 1, 2017, the Harbor Strategic Growth Fund began operating on an October 31 fiscal year end.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
77

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the fair value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
78

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
79

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
During the period, Harbor Mid Cap Growth Fund purchased option contracts to manage its exposure to equity prices.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, Harbor Capital Appreciation Fund and Harbor Mid Cap Growth Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and maybe reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2014–2016), including all positions expected to be taken upon filing the 2017 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
81

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments,  other than short-term securities, for each Fund for the six-month period ended April 30, 2018 are as follows:
	Purchases (000s)	Sales (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund*	$5,610,554	$6,840,107
Harbor Strategic Growth Fund	11,934	4,716
Harbor Mid Cap Growth Fund	177,233	247,256
Harbor Small Cap Growth Fund	284,119	363,715
Harbor Small Cap Growth Opportunities Fund	89,291	112,723
VALUE FUNDS
Harbor Large Cap Value Fund	$ 171,807	$ 63,938
Harbor Mid Cap Value Fund	219,674	118,913
Harbor Small Cap Value Fund	415,338	211,268
Harbor Small Cap Value Opportunities Fund	15,167	9,381

*	Sales for this Fund include $117,582 in connection with an in-kind redemption of the Fund’s capital shares.
In-Kind Redemption Transaction
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such gains and losses on in-kind redemptions are not taxable to shareholders. For the six-month period ended April 30, 2018, and the year ended October 31, 2017, Harbor Capital Appreciation Fund realized gains of $69,308,000 and $58,783,000, respectively, upon the disposition of portfolio securities in connection with an in-kind redemption of Fund shares.
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. This collateral is recognized as the gross liability for securities loaned in the Statement of Assets and Liabilities. The cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates. In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statement of Operations.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its
82

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
During the period, Harbor Capital Appreciation Fund engaged in securities lending. As of April 30, 2018, Harbor Capital Appreciation Fund had no securities out on loan.
Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Growth Funds
Harbor Capital Appreciation Fund	0.60% [a]	0.55%
Harbor Strategic Growth Fund	0.60	0.60
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
Value Funds
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75 [b]	0.72
Harbor Small Cap Value Fund	0.75	0.75
Harbor Small Cap Value Opportunities Fund	0.75	0.75

a	The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 28, 2019.
b	Effective March 1, 2018, the Adviser has contractually agreed to reduce the management fee to 0.70% on assets over $350 million and to 0.65% on assets over $1 billion through February 28, 2019. Prior to March 1, 2018, the Adviser contractually agreed to reduce the management fee to 0.70% on assets over $500 million through February 28, 2018.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the period, the following expense limitation agreements were in effect:
Harbor Strategic Growth Fund. For the period November 1, 2017 through April 30, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.70%, 0.62%, 0.95% and 1.07% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
Harbor Large Cap Value Fund. For the period November 1, 2017 through April 30, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.68%, 0.60%, 0.93%, and 1.05% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively.  These contractual expense limitations are effective through February 28, 2019.
Harbor Small Cap Value Opportunities Fund. For the period November 1, 2017 through April 30, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.88%, 0.80%, 1.13%, and 1.25% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
83

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2018. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the six-month period, the Funds did not enter into any transactions with any other Harbor fund.
84

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
On April 30, 2018, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	—	—	—	38,256	38,256	0.0%
Harbor Strategic Growth Fund	1,122,097	614	614	17,156	1,140,481	30.9
Harbor Mid Cap Growth Fund	—	—	—	135,632	135,632	0.4
Harbor Small Cap Growth Fund	—	—	—	75,547	75,547	0.2
Harbor Small Cap Growth Opportunities Fund	—	—	—	24,354	24,354	0.1
VALUE FUNDS
Harbor Large Cap Value Fund	—	—	—	88,811	88,811	0.1
Harbor Mid Cap Value Fund	—	—	—	56,191	56,191	0.1
Harbor Small Cap Value Fund	—	—	—	32,033	32,033	0.1
Harbor Small Cap Value Opportunities Fund	2,463,472	25,122	25,110	5,932	2,519,636	80.1
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $482,000 for the six-month period ended April 30, 2018.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other accrued expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
85

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2018 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$17,142,443	$13,128,134	$(161,687)	$12,966,447
Harbor Strategic Growth Fund	59,878	12,010	(550)	11,460
Harbor Mid Cap Growth Fund	285,891	63,335	(9,126)	54,209
Harbor Small Cap Growth Fund	549,766	161,534	(25,188)	136,346
Harbor Small Cap Growth Opportunities Fund	279,127	52,050	(23,169)	28,881
VALUE FUNDS
Harbor Large Cap Value Fund	$ 750,293	$ 168,926	$ (13,498)	$ 155,428
Harbor Mid Cap Value Fund	974,845	188,279	(76,575)	111,704
Harbor Small Cap Value Fund	996,446	409,516	(14,457)	395,059
Harbor Small Cap Value Opportunities Fund	31,563	1,918	(1,436)	482

Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2018, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
At April 30, 2018, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and liabilities as follows:
HARBOR MID CAP GROWTH FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased options (rights/warrants)	$473
The change in unrealized appreciation/(depreciation) and realized net gain/(loss) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2018, were:
HARBOR MID CAP GROWTH FUND
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts (000s)
Purchased Options (rights/warrants)	$192

Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Purchased Options (rights/warrants)	$16
86

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 7—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. The plaintiffs appealed. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal, affirming the district court’s dismissal of those lawsuits. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. Plaintiffs sought rehearing en banc, which the Second Circuit denied.  On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision, which the shareholder defendants opposed.  On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss and denied plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain. On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. The District Court has not yet ruled on that request.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Note 8—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
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Harbor Domestic Equity Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018
Harbor Capital Appreciation Fund
Institutional Class	0.64%
Actual		$3.31	$1,000	$1,085.50
Hypothetical (5% return)		3.21	1,000	1,021.54
Retirement Class	0.57%
Actual		$2.95	$1,000	$1,085.80
Hypothetical (5% return)		2.86	1,000	1,021.90
Administrative Class	0.89%
Actual		$4.60	$1,000	$1,084.20
Hypothetical (5% return)		4.46	1,000	1,020.27
Investor Class	1.01%
Actual		$5.22	$1,000	$1,083.40
Hypothetical (5% return)		5.06	1,000	1,019.66
88

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018
Harbor Strategic Growth Fund
Institutional Class	0.70%
Actual		$3.55	$1,000	$1,045.20
Hypothetical (5% return)		3.51	1,000	1,021.24
Retirement Class	0.62%
Actual		$3.14	$1,000	$1,045.60
Hypothetical (5% return)		3.11	1,000	1,021.64
Administrative Class	0.95%
Actual		$4.81	$1,000	$1,043.90
Hypothetical (5% return)		4.76	1,000	1,019.97
Investor Class	1.07%
Actual		$5.42	$1,000	$1,042.90
Hypothetical (5% return)		5.36	1,000	1,019.36
Harbor Mid Cap Growth Fund
Institutional Class	0.88%
Actual		$4.50	$1,000	$1,065.50
Hypothetical (5% return)		4.41	1,000	1,020.32
Retirement Class	0.80%
Actual		$4.10	$1,000	$1,066.30
Hypothetical (5% return)		4.01	1,000	1,020.73
Administrative Class	1.13%
Actual		$5.78	$1,000	$1,064.30
Hypothetical (5% return)		5.66	1,000	1,019.05
Investor Class	1.25%
Actual		$6.40	$1,000	$1,063.90
Hypothetical (5% return)		6.26	1,000	1,018.44
Harbor Small Cap Growth Fund
Institutional Class	0.86%
Actual		$4.46	$1,000	$1,092.80
Hypothetical (5% return)		4.31	1,000	1,020.42
Retirement Class	0.78%
Actual		$4.05	$1,000	$1,093.40
Hypothetical (5% return)		3.91	1,000	1,020.83
Administrative Class	1.11%
Actual		$5.75	$1,000	$1,091.40
Hypothetical (5% return)		5.56	1,000	1,019.15
Investor Class	1.23%
Actual		$6.38	$1,000	$1,090.80
Hypothetical (5% return)		6.16	1,000	1,018.54
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	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018
Harbor Small Cap Growth Opportunities Fund
Institutional Class	0.88%
Actual		$4.53	$1,000	$1,078.50
Hypothetical (5% return)		4.41	1,000	1,020.32
Retirement Class	0.80%
Actual		$4.13	$1,000	$1,078.40
Hypothetical (5% return)		4.01	1,000	1,020.73
Administrative Class	1.13%
Actual		$5.82	$1,000	$1,077.20
Hypothetical (5% return)		5.66	1,000	1,019.05
Investor Class	1.25%
Actual		$6.44	$1,000	$1,077.20
Hypothetical (5% return)		6.26	1,000	1,018.44
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.42	$1,000	$1,028.50
Hypothetical (5% return)		3.41	1,000	1,021.34
Retirement Class	0.60%
Actual		$3.02	$1,000	$1,028.90
Hypothetical (5% return)		3.01	1,000	1,021.75
Administrative Class	0.93%
Actual		$4.67	$1,000	$1,026.30
Hypothetical (5% return)		4.66	1,000	1,020.07
Investor Class	1.05%
Actual		$5.28	$1,000	$1,026.40
Hypothetical (5% return)		5.26	1,000	1,019.46
Harbor Mid Cap Value Fund
Institutional Class	0.84%
Actual		$4.20	$1,000	$1,014.20
Hypothetical (5% return)		4.21	1,000	1,020.53
Retirement Class	0.77%
Actual		$3.85	$1,000	$1,014.90
Hypothetical (5% return)		3.86	1,000	1,020.88
Administrative Class	1.09%
Actual		$5.45	$1,000	$1,013.30
Hypothetical (5% return)		5.46	1,000	1,019.26
Investor Class	1.21%
Actual		$6.04	$1,000	$1,012.60
Hypothetical (5% return)		6.06	1,000	1,018.65
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	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018
Harbor Small Cap Value Fund
Institutional Class	0.85%
Actual		$4.23	$1,000	$1,003.90
Hypothetical (5% return)		4.26	1,000	1,020.47
Retirement Class	0.77%
Actual		$3.83	$1,000	$1,004.60
Hypothetical (5% return)		3.86	1,000	1,020.88
Administrative Class	1.10%
Actual		$5.46	$1,000	$1,002.80
Hypothetical (5% return)		5.51	1,000	1,019.20
Investor Class	1.22%
Actual		$6.06	$1,000	$1,002.30
Hypothetical (5% return)		6.11	1,000	1,018.59
Harbor Small Cap Value Opportunities Fund
Institutional Class	0.88%
Actual		$4.39	$1,000	$1,015.90
Hypothetical (5% return)		4.41	1,000	1,020.32
Retirement Class	0.80%
Actual		$4.00	$1,000	$1,016.20
Hypothetical (5% return)		4.01	1,000	1,020.73
Administrative Class	1.13%
Actual		$5.64	$1,000	$1,014.90
Hypothetical (5% return)		5.66	1,000	1,019.05
Investor Class	1.25%
Actual		$6.24	$1,000	$1,014.40
Hypothetical (5% return)		6.26	1,000	1,018.44

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
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Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on February 18, 19, and 20, 2018 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a Subadviser where appropriate.
At the Meeting, the Trustees, including the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
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ADVISORY AGREEMENT APPROVALS—Continued
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements and Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser and each Subadviser, including the background, education, expertise and experience of the investment professionals of the Adviser and each Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser and Subadvisers for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•	any “fall out” benefits that might inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Broadridge Inc. (“Broadridge”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the
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ADVISORY AGREEMENT APPROVALS—Continued
responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Capital Appreciation Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund at meetings of the Board of Trustees held in 2017. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class, Investor Class, and Retirement Class comparative performance, fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Capital Appreciation Fund. The Trustees considered Harbor Capital Appreciation Fund (inception date December 29, 1987) and its Institutional Class performance in relation to its Broadridge universe and group for the one-, two-, three-, four-, and five-year periods ended December 31, 2017, noting that Harbor Capital Appreciation Fund had outperformed both its universe and group medians according to Broadridge data for the one, two-, three-, four- and five-year periods ended December 31, 2017. The Fund’s one-, three- and five-year rolling returns as of December 31, 2017 ranked in the first quartile, according to Morningstar. The Trustees also considered that the Fund had outperformed its benchmark, the Russell 1000® Growth Index, for the one-, three-, five-, and ten-year periods ended December 31, 2017.
The Trustees considered the expertise of Jennison Associates LLC (“Jennison”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $59.57 billion in assets in this asset class, out of a firm-wide total of approximately $175.4 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio managers in this asset class, noting that one was a founding member of Jennison.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $28.83 billion, showed that the Fund’s contractual management fee was above the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund, however, was below both the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2019. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
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ADVISORY AGREEMENT APPROVALS—Continued
Harbor Mid Cap Growth Fund. The Trustees considered Harbor Mid Cap Growth Fund (inception date November 1, 2000), noting that, according to the Broadridge report, the Fund’s Institutional Class had outperformed its Broadridge group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2017. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s one-, three- and five-year rolling returns ranked in the first, second and second quartiles, respectively, as of December 31, 2017. The Trustees also considered that the Fund had outperformed its benchmark, the Russell Midcap® Growth Index, for the one- and three -year periods ended December 31, 2017, while underperforming its benchmark index for the five- and ten-year periods ended December 31, 2017.
The Trustees considered the expertise of Wellington Management Company LLP (“Wellington”) in managing assets generally and in the mid cap growth asset class specifically, noting that Wellington managed approximately $2.8 billion in assets in this asset class, out of a firm-wide total of approximately $1.08 trillion in assets under management. The Trustees noted the significant experience of the Fund’s portfolio managers.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $425 million, showed that the Fund’s contractual management fee was below the group median for the Institutional Class. The Broadridge data also showed that the actual total expense ratio for the Fund’s Institutional Class was below both the group and universe medians. The Trustees noted that Harbor Capital’s profitability in managing the Fund was not excessive.
Harbor Small Cap Growth Fund. The Trustees considered Harbor Small Cap Growth Fund (inception date November 1, 2000), noting that according to the Broadridge report, the Fund’s Institutional Class performance exceeded its group median for the one-, two-, three-, four- and five-year periods ended December 31, 2017 and its universe median for the one-, four- and five-year periods ended December 31, 2017. The Fund underperformed its universe median for the two- and three-year periods ended December 31, 2017. The Morningstar data presented ranked the Fund’s one-, three- and five-year rolling returns as of December 31, 2017 in the second, third and first quartiles, respectively. The Trustees also considered the fact that Harbor Small Cap Growth Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the one- and five-year periods ended December 31, 2017, while underperforming the benchmark index for the three- and ten-year periods ended December 31, 2017.
The Trustees considered the expertise of Westfield Capital Management Company, L.P. (“Westfield”) in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $2.14 billion in assets in this asset class, out of a firm-wide total of approximately $13.93 billion in assets under management. The Trustees also discussed the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $725 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Small Cap Growth Opportunities Fund. The Trustees considered Harbor Small Cap Growth Opportunities Fund (inception date February 1, 2014), noting that according to the Broadridge report, the Fund’s Institutional Class underperformed both its group and universe medians for the one-, two- and three-year and since inception periods ended December 31, 2017. The Morningstar data presented ranked the Fund’s one- and three-year rolling returns as of December 31, 2017 in the third and fourth quartiles, respectively. The Trustees also considered the fact that Harbor Small Cap Growth Opportunities Fund had underperformed its benchmark, the Russell 2000® Growth Index, for the one- and three-year periods ended December 31, 2017.
The Trustees considered the expertise of the Fund’s subadviser, Elk Creek Partners, LLC (“Elk Creek”) in managing assets generally and in the small cap growth asset class specifically, noting that Elk Creek managed approximately $1.2 billion in assets in this asset class, out of a firm-wide total of approximately $1.77 billion in assets under management. The Trustees also discussed the experience of the Fund’s portfolio managers in this asset class, including their experience prior to forming Elk Creek, and the recent departure of a partner and portfolio manager.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $325 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
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ADVISORY AGREEMENT APPROVALS—Continued
Harbor Large Cap Value Fund. The Trustees considered Harbor Large Cap Value Fund (inception date December 29, 1987), noting the Fund’s Institutional Class outperformance relative to both its group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2017. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the period ended December 31, 2017. The Trustees also noted that the Fund had outperformed its benchmark, the Russell 1000® Value Index, for the one-, three- and five-year periods ended December 31, 2017. The Trustees noted that the Fund had changed subadvisers in May of 2012, engaging Aristotle Capital Management, LLC (“Aristotle”) to manage the Fund.
The Trustees considered the expertise of Aristotle in managing assets generally and in the large cap value asset class specifically, noting that Aristotle managed approximately $13.2 billion in assets in the value equity strategy used by the Fund, out of a firm-wide total of approximately $15.11 billion in assets under management. The Trustees also discussed the significant experience of the Fund’s portfolio manager, including his experience prior to joining Aristotle, and the recent addition of a co-portfolio manager.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $775 million, showed the Fund’s management fee was below the group median for the Institutional Class, and the actual total expense ratio for the Fund’s Institutional Class was below its group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2019. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor Mid Cap Value Fund. The Trustees considered Harbor Mid Cap Value Fund (inception date March 1, 2002), noting the Fund’s Institutional Class performance was above its Broadridge group median for the two-, three-, four- and five-year periods ended December 31, 2017 and below the group median for the one-year period ended December 31, 2017. The Fund’s performance was above its Broadridge universe median for the two-, four- and five-year periods ended December 31, 2017 and below its Broadridge universe median for the one- and three-year periods ended December 31, 2017. The Morningstar data presented showed that the Fund’s one- and three-year rolling returns each ranked in the third quartile for the periods ended December 31, 2017 while the Fund’s five-year rolling returns ranked in the first quartile for the period ended December 31, 2017. The Trustees considered the fact that the Fund had outperformed its benchmark, the Russell Midcap® Value Index, for the five- and ten-year periods ended December 31, 2017, but underperformed its benchmark index for the one- and three-year periods ended December 31, 2017.
The Trustees considered the expertise of LSV Asset Management (“LSV”) in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $2.99 billion in assets in this asset class, out of a firm-wide total of approximately $118.36 billion in assets under management. The Trustees reviewed the expertise of the Fund’s portfolio managers in this asset class, noting that one of the three portfolio managers was a founding partner of LSV.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1 billion, showed the Fund’s management fee was slightly above the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below its group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to lower the asset level at which the existing voluntary fee waiver applies and apply an additional voluntary waiver of five basis points to the Fund’s advisory fee on assets over $1 billion, so that the advisory fee after the waiver would be 0.75% on the first $350 million in assets, 0.70% on the next $650 million in assets, and 0.65% on assets over $1 billion, until at least February 28, 2019. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor Small Cap Value Fund. The Trustees considered Harbor Small Cap Value Fund (inception date December 14, 2001), noting the Fund’s outperformance relative to its Broadridge group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2017. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2017. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the one-, three-, five- and ten-year periods ended December 31, 2017.
The Trustees considered the expertise of EARNEST Partners LLC (“EARNEST”) in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $4.23 billion in assets in this asset class out of $22.14 billion firm wide total. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class, noting that he is the founder of EARNEST.
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ADVISORY AGREEMENT APPROVALS—Continued
They observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.2 billion, showed the Fund’s management fee was equal to the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
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Benchmark Descriptions

Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index—The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML 3-Month U.S. Treasury Bill Index—The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
98

Benchmark Descriptions—Continued

Russell 1000® Index—The Russell 1000® Index is an unmanaged index generally representative of the U.S. market for larger capitalization stocks as it includes the largest 1000 securities in the Russell 3000® Index by market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
99

Benchmark Descriptions—Continued

S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
100

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank and Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.DE.0418

Semi-Annual Report
April 30, 2018
International & Global  Funds

	Institutional Class	Retirement Class	Administrative Class	Investor Class
Harbor International Fund	HAINX	HNINX	HRINX	HIINX
Harbor Diversified International All Cap Fund	HAIDX	HNIDX	HRIDX	HIIDX
Harbor International Growth Fund	HAIGX	HNGFX	HRIGX	HIIGX
Harbor International Small Cap Fund	HAISX	HNISX	HRISX	HIISX
Harbor Global Leaders Fund	HGGAX	HNGIX	HRGAX	HGGIX
Harbor Emerging Markets Equity Fund	HAEMX	HNEMX	HREMX	HIEEX

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
International equities in the aggregate posted positive returns in the fiscal half year ended April 30, 2018. The MSCI All Country World Ex U.S. (ND) Index, a measure of the equity markets outside the U.S., had a return of 3.47%.
International stock markets continued to rise toward the end of 2017 and into January 2018, supported by broad-based global economic improvement. Market optimism seemed to fall away in February though, reversing some of the earlier gains. Emerging markets outpaced other international equities for the six-month period, supported by positive earnings revisions, strong net inflows and a weaker dollar.
Global equities had mixed performance during the fiscal half year, starting strong then succumbing to investor worries about trade, inflation, interest rates and the prospect of increased regulation of the U.S. tech sector. Volatility returned to the markets following a two-year period of relative tranquility. Despite the presence of headline risks, economic fundamentals remained strong. The MSCI World (ND) Index, a measure of the global equity markets, posted a gain of 3.40%.
Comments by the portfolio managers of each Harbor international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2018
	Unannualized		Annualized
International & Global	6 Months	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND)(foreign stocks)	3.41%	14.51%	5.90%	2.43%	5.06%
MSCI EAFE Small Cap (ND)(foreign small cap stocks)	5.96	20.03	10.61	6.38	N/A
MSCI World (ND)(global stocks)	3.40	13.22	9.28	5.48	7.07
MSCI All Country World Ex. U.S. (ND)(foreign stocks)	3.47	15.91	5.46	2.26	N/A
MSCI Emerging Markets (ND)(emerging market stocks)	4.80	21.71	4.74	2.17	N/A
Domestic Equities
Russell 3000® (entire U.S. stock market)	3.79%	13.05%	12.75%	9.13%	10.46%
S&P 500 (large cap stocks)	3.82	13.27	12.96	9.02	10.44
Russell Midcap® (mid cap stocks)	3.69	11.17	11.77	9.48	11.69
Russell 2000® (small cap stocks)	3.27	11.54	11.74	9.49	9.76
Russell 3000® Growth (growth stocks)	5.66	18.78	14.97	10.78	10.20
Russell 3000® Value (value stocks)	1.86	7.42	10.50	7.39	10.36
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	-0.31%	3.26%	4.87%	6.69%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-1.87	-0.32	1.47	3.57	6.17%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	0.19	0.27	-0.12	3.14	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	0.68	1.18	0.36	0.34	3.28
1

HOLDING STEADY THROUGH VOLATILE MARKETS
U.S. and global markets saw a significant increase in volatility during the first calendar quarter of 2018, a trend that continued into April. Developments that played a major role in driving investor worries included the prospect of a trade war between the U.S. and China, uncertainty on inflation and a more hawkish U.S. Federal Reserve policy.
When markets are volatile, investors may wonder whether they should pivot to a more conservative allocation in the short-term to avoid potential losses. What history shows us, however, is that it is very difficult to time the market successfully. While past performance is never a guarantee of future results, many investors have historically achieved their financial objectives by making a long-term plan and staying true to it through market ups and downs.
We encourage all investors to maintain a diversified portfolio of stocks, bonds and cash in an allocation that matches their long-term financial goals and risk tolerance. Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
June 22, 2018

Charles F. McCain
Chairman
2

Harbor International Fund
Managers’ Commentary (Unaudited)

Subadviser
Northern Cross, LLC
125 Summer Street
Suite 1410
Boston, MA 02110
Portfolio Managers
Howard Appleby, CFA
Since 2009
Jean-Francois Ducrest
Since 2009
James LaTorre, CFA
Since 2009
Northern Cross, LLC has subadvised the Fund since 2009.
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Howard Appleby, CFA

Jean-Francois Ducrest

James LaTorre, CFA

Management’s Discussion of
Fund Performance
MARKET REVIEW
Shares of companies based in developed overseas markets generally posted positive results for the first half of fiscal year 2018, with the MSCI EAFE (ND) Index gaining 3.41% for the six months ended April 30, 2018. (All international and global returns are in U.S. Dollars.)
Foreign, developed-market equities generally advanced, though volatility returned in the latter half of the period. International equity markets continued a lengthy advance through the end of 2017, trading upward on optimism regarding global growth. However, after an initial surge to start 2018, markets fell quite sharply, in response to fears of higher interest rates, rising inflation and upheaval in the large and influential U.S. Information Technology sector.
In this environment, all sectors in the benchmark had positive performance for the period. The Energy sector was by far the strongest performer, posting a double-digit gain fueled by rising oil prices. The Consumer Discretionary and Real Estate sectors also outpaced their sector peers. Conversely, the Telecommunication Services, Consumer Staples and Industrials sectors registered the weakest gains for the period.
From a geographic perspective, Finland, Singapore and Italy all posted double-digit advances in the MSCI EAFE (ND) Index. Conversely, declines in Sweden, Belgium and Denmark were among the benchmark’s largest, though all due to a limited number of individual stocks.
PERFORMANCE
Harbor International Fund returned 2.92% (Institutional Class), 2.96% (Retirement Class), 2.80% (Administrative Class), and 2.74% (Investor Class) for the first half of the 2018 fiscal year, underperforming the 3.41% return of the MSCI EAFE (ND) Index and the 3.47% return of the MSCI All Country World Ex. U.S. (ND).
During the time period, the Fund was negatively impacted by holdings across a range of sectors, including Consumer Staples and Industrials. The negative impact was partially offset by favorable allocation decisions in the Energy and Consumer Discretionary sectors. From a country perspective, the Fund’s relative performance was hurt by its underweight to Japan, a strong performing country within the MSCI EAFE (ND) benchmark, and its allocation to China. The Fund benefitted from its positions in U.S. holdings which are not in the benchmark and performed well. U.S. holdings were the largest contributors to the Fund’s return during the period.
Holdings in Consumer Staples detracted, largely due to stock selection. Reckitt Benckiser, the United Kingdom-based consumer goods company, and Anheuser-Busch InBev, the Belgium-based brewing company, were among the largest detractors for the period. Tobacco stocks also weighed on relative returns, including an overweight to Japan Tobacco.
In Industrials, stock selection dragged on relative performance despite a favorable underweight to the sector. Key detractors included Japan-based automation and robotic technology firm Fanuc, U.K.-based luxury carmaker Rolls-Royce and Sweden-based industrial tooling and mining equipment maker Atlas Copco.
An overweight to Health Care sector holding Bayer, the Germany-based chemical company, also weighed on relative results. Shares lagged during the period due to uncertainty surrounding the completion of its acquisition of Monsanto.
3

Harbor International Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor International Fund
Institutional Class	2.92%	9.90%	4.12%	2.20%
Retirement Class[1]	2.96	9.97	4.15	2.21
Administrative Class	2.80	9.63	3.86	1.94
Investor Class	2.74	9.50	3.74	1.82
Comparative Indices
MSCI EAFE (ND)	3.41%	14.51%	5.90%	2.43%
MSCI All Country World Ex. U.S. (ND)	3.47	15.91	5.46	2.26
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.72% (Net) and 0.81% (Gross) (Institutional Class); 0.64% (Net) and 0.73% (Gross) (Retirement Class); 0.97% (Net) and 1.06% (Gross) (Administrative Class); and 1.09% (Net) and 1.18% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Conversely, the Consumer Discretionary sector was the largest overall relative contributor, bolstered by stock selection. U.S.-based casino operators Las Vegas Sands and Wynn Resorts were key drivers as both benefitted from strength in their Macau gaming operations
The Financials sector also contributed to relative performance, due largely to off-benchmark exposure to Bancolombia, Colombia’s largest bank, and an overweight to Deutsche Boerse. Contributors to relative performance from other sectors included oilfield service provider Schlumberger, which advanced along with rising oil prices, and Israel-based Teva Pharmaceutical Industries.
OUTLOOK & STRATEGY
Volatility returned to global markets after a period of unusually lower economic and market volatility. Global growth continues to appear robust, but we are late in an extended cycle in the U.S. and globally, and there are limited sustainable macroeconomic growth drivers. Rising rates and the risk of an oil price spike could end up being the spark that ignites another recession, but we view the macroeconomic environment to be inherently unpredictable. We believe global interest rates will rise with time, but probably not to levels that would historically have been considered normal. Valuations of most assets are expensive in our view, and as rates rise we think that valuation multiples could start to compress. We believe that forward investment returns globally are likely to be lower than they have been in the past.
We believe that opportunities to beat the market over the long-term still exist. A key element of our investment philosophy is the belief that thorough and patient due diligence provides the best opportunities to invest in companies that will deliver long-term profit-margin expansion. We continue to focus on seeking companies with long-term catalysts, a process that we believe leads to consistency and sustainability of individual stock performance.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Northern Cross, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
4

Harbor International Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Las Vegas Sands Corp.	5.3%
2. Schlumberger Ltd.	4.5%
3. Vivendi SA	3.3%
4. Wynn Resorts Ltd.	3.1%
5. Alibaba Group Holding Ltd. ADR	2.8%
6. Fanuc Corp.	2.7%
7. Bayer AG	2.5%
8. British American Tobacco plc	2.2%
9. Reckitt Benckiser Group plc	2.2%
10. Shire plc	2.1%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)
Europe	62.1%
United Kingdom	15.7%
France	15.5%
Germany	9.6%
Switzerland	6.5%
Netherlands	4.0%
Sweden	2.7%
Italy	1.9%
Belgium	1.7%
Denmark	1.5%
Spain	1.4%
Norway	1.0%
Austria	0.6%
North America	13.6%
United States	13.6%
Pacific Basin	14.8%
Japan	11.9%
China	2.9%
Latin America	7.9%
Colombia	5.7%
Mexico	1.8%
Brazil	0.4%
Middle East/Central Asia	1.6%
Israel	1.6%
5

Harbor International Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—94.9%
Shares		Value
AEROSPACE & DEFENSE—1.6%
37,163,445	Rolls-Royce Holdings plc (United Kingdom)*	$ 429,206
AUTO COMPONENTS—1.8%
3,338,162	Cie Generale des Etablissements Michelin (France)	469,422
BANKS—4.4%
42,844,214	Banco Bilbao Vizcaya Argentaria SA (Spain)	346,698
8,616,321	Bancolombia SA ADR (Colombia)[1]	410,654
2,657,681	Bawag Group AG (Austria)*,2	139,176
24,594,363	Standard Chartered plc (United Kingdom)	258,340
		1,154,868
BEVERAGES—7.9%
8,761,000	AmBev SA (Brazil)	58,345
8,799,909	AmBev SA ADR (Brazil)[1]	58,255
4,296,547	Anheuser-Busch InBev SA (Belgium)[3]	426,791
12,919,929	Diageo plc (United Kingdom)	460,914
4,533,513	Heineken NV (Netherlands)	477,267
3,152,776	Pernod Ricard SA (France)	523,632
2,159,700	Sapporo Holdings Ltd. (Japan)	61,794
		2,066,998
BIOTECHNOLOGY—2.1%
10,309,902	Shire plc (United Kingdom)	549,001
CAPITAL MARKETS—2.2%
2,392,135	Deutsche Boerse AG (Germany)	321,716
14,768,683	UBS Group AG (Switzerland)*	247,891
		569,607
CHEMICALS—4.1%
5,530,317	Bayer AG (Germany)	660,981
1,823,082	Linde AG (Germany)	403,877
		1,064,858
CONSTRUCTION MATERIALS—2.6%
85,152,553	Cementos Argos SA (Colombia)	301,025
21,544,814	Grupo Argos SA (Colombia)	153,401
4,244,824	LafargeHolcim Ltd. (Switzerland)*	235,806
		690,232
DIVERSIFIED FINANCIAL SERVICES—2.3%
14,412,440	Grupo Aval Acciones y Valores SA ADR (Colombia)[1]	127,694
20,169,521	Grupo de Inversiones Suramericana SA (Colombia)	279,893
4,370,459	Investor AB (Sweden)	190,264
		597,851
DIVERSIFIED TELECOMMUNICATION SERVICES—1.8%
116,669,879	Telecom Italia RSP (Italy)	100,199
382,822,633	Telecom Italia SpA (Italy)*	377,657
		477,856
ELECTRICAL EQUIPMENT—1.8%
5,058,245	Schneider Electric SE (France)	458,501
ENERGY EQUIPMENT & SERVICES—4.5%
17,252,816	Schlumberger Ltd. (United States)	1,182,853
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.5%
156,678,792	Fibra Uno Administracion SA de CV (Mexico)	$ 259,455
533,726	Unibail-Rodamco SE (France)	128,132
		387,587
FOOD PRODUCTS—1.1%
3,875,457	Nestlé SA (Switzerland)	300,232
HEALTH CARE EQUIPMENT & SUPPLIES—5.9%
48,984,541	ConvaTec Group plc (United Kingdom)[2]	145,827
3,397,381	Essilor International SA (France)	464,044
8,266,950	Hoya Corp. (Japan)	441,660
13,234,398	Olympus Corp. (Japan)	493,518
		1,545,049
HEALTH CARE PROVIDERS & SERVICES—1.3%
4,378,585	Fresenius SE & Co. KGaA (Germany)	333,448
HOTELS, RESTAURANTS & LEISURE—8.4%
19,077,419	Las Vegas Sands Corp. (United States)	1,398,947
4,350,642	Wynn Resorts Ltd. (United States)	810,046
		2,208,993
HOUSEHOLD DURABLES—0.8%
4,403,500	Sony Corp. (Japan)	205,670
HOUSEHOLD PRODUCTS—2.2%
7,314,094	Reckitt Benckiser Group plc (United Kingdom)	573,776
INSURANCE—4.6%
1,329,949	Allianz SE (Germany)	314,565
12,772,652	AXA SA (France)[3]	365,280
10,930,691	Tokio Marine Holdings Inc. (Japan)	515,898
		1,195,743
INTERNET SOFTWARE & SERVICES—2.8%
4,049,356	Alibaba Group Holding Ltd. ADR (China)*,1	722,972
MACHINERY—5.9%
11,857,193	Atlas Copco AB Class A (Sweden)	463,692
3,253,492	Fanuc Corp. (Japan)	696,932
415,016	SMC Corp. (Japan)	157,703
7,867,195	Weir Group plc (United Kingdom)	230,208
		1,548,535
MEDIA—6.2%
4,336,477	Dentsu Inc. (Japan)	205,431
9,918,949	Grupo Televisa SAB ADR (Mexico)[1]	177,747
3,259,200	JCDecaux SA (France)	116,797
4,226,166	Liberty Global plc Class A (United Kingdom)*	127,377
3,865,182	Liberty Global plc Class C (United Kingdom)*	112,477
576,544	Liberty Latin America Ltd. Class A (United Kingdom)*	10,608
681,954	Liberty Latin America Ltd. Class C (United Kingdom)*	12,316
32,748,390	Vivendi SA (France)[3]	863,632
		1,626,385
OIL, GAS & CONSUMABLE FUELS—3.0%
61,751,330	BP plc (United Kingdom)	458,686
10,114,148	Statoil ASA (Norway)	258,646
4,861,543	Transocean Ltd. (Switzerland)*	60,138
		777,470

6

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PERSONAL PRODUCTS—1.7%
1,837,347	L'Oreal SA (France)[3]	$ 442,414
PHARMACEUTICALS—4.6%
5,448,151	Novartis AG (Switzerland)	419,367
7,912,400	Novo Nordisk AS (Denmark)	372,104
22,579,182	Teva Pharmaceutical Industries Ltd. ADR (Israel)[1]	405,974
		1,197,445
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.0%
2,715,332	ASML Holding NV (Netherlands)[3]	516,955
SOFTWARE—1.4%
3,415,655	SAP SE (Germany)	379,498
TEXTILES, APPAREL & LUXURY GOODS—1.5%
4,005,942	Cie Financiere Richemont SA (Switzerland)	380,799
TOBACCO—2.9%
10,622,591	British American Tobacco plc (United Kingdom)	582,622
7,038,510	Japan Tobacco Inc. (Japan)	189,204
		771,826
TOTAL COMMON STOCKS
(Cost $17,683,849)		24,826,050

PREFERRED STOCKS—0.5%
AEROSPACE & DEFENSE—0.0%
2,638,604,595	Rolls-Royce Holdings plc (United Kingdom)*	3,633 [x]
CONSTRUCTION MATERIALS—0.3%
12,490,019	Grupo Argos SA (Colombia)	73,812
DIVERSIFIED FINANCIAL SERVICES—0.2%
4,581,621	Grupo de Inversiones Suramericana SA (Colombia)	59,534
TOTAL PREFERRED STOCKS
(Cost $136,442)		136,979

SHORT-TERM INVESTMENTS—13.7%
Principal Amount		Value
COMMERCIAL PAPER—2.7%
	Exxon Mobil Corp.
$100,000	1.721%—05/03/2018	$ 100,000
50,000	1.761%—05/07/2018	50,000
		150,000
	General Electric Co.
100,000	1.700%—05/01/2018	100,000
450,000	1.701%—05/02/2018-05/09/2018	450,000
		550,000
		700,000
REPURCHASE AGREEMENTS—1.6%
429,058	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $437,641)	429,058
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—9.4%
2,448,992,624	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 2.130%)[4]	2,448,993
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,578,051)		3,578,051
TOTAL INVESTMENTS—109.1%
(Cost $21,398,342)		28,541,080
CASH AND OTHER ASSETS, LESS LIABILITIES—(9.1)%		(2,374,732)
TOTAL NET ASSETS—100.0%		$26,166,348

RIGHTS/WARRANTS OPEN AT APRIL 30, 2018
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Genting Bhd	30,633,782	MYR$ 7.96	12/18/2018	$ 14,434	$7,183

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Europe	$ 322,915	$15,188,062	$—	$15,510,977
Latin America	1,826,470	—	—	1,826,470
Middle East/Central Asia	405,974	—	—	405,974
North America	3,391,846	—	—	3,391,846
Pacific Basin	722,972	2,967,811	—	3,690,783
7

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Preferred Stocks
Europe	$ —	$ —	$3,633	$ 3,633
Latin America	133,346	—	—	133,346
Short-Term Investments
Commercial Paper	—	700,000	—	700,000
Repurchase Agreements	—	429,058	—	429,058
Investment Company-Securities Lending Investment Fund	2,448,993	—	—	2,448,993
Total Investments in Securities	$9,252,516	$19,284,931	$3,633	$28,541,080
Financial Derivative Instruments - Assets
Rights/Warrants	$ 7,183	$ —	$ —	$ 7,183
Total Investments	$9,259,699	$19,284,931	$3,633	$28,548,263
There were no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2018.
Valuation Description	Balance Beginning as of 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2018[w] (000s)
Preferred Stocks	$3,192	$3,676	$(3,185)	$—	$—	$(50)	$—	$—	$3,633
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2018 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (United Kingdom)*	$3,633	Market Approach	Pre-Traded Price	£ 0.001
AFFILIATED TRANSACTIONS
Certain of the Fund’s investments are in companies that are considered to be affiliated companies of the Fund because the Fund owned more than 5% of the outstanding voting securities of the company during the period November 1, 2017 through April 30, 2018. Transactions during the period in securities of these companies were as follows:
Security Name	Beginning Balance as of 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Net Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Net Dividend Income (000s)	Ending Balance as of 04/30/2018 (000s)
Wynn Resorts Ltd. (United States)	$1,033,005	$–	$(485,144)	$280,521	$(18,336)	$ 6,051	$ 810,046
Cementos Argos SA (Colombia)	310,709	–	–	–	(9,684)	3,958	301,025
	$1,343,714	$–	$(485,144)	$280,521	$(28,020)	$10,009	$1,111,071
8

Harbor International Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2018, the aggregate value of these securities was $285,003 or 1% of net assets.
3	All or a portion of this security was out on loan as of April 30, 2018.
4	Represents the investment of collateral received from securities lending activities.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2018 (000s)
	Preferred Stocks	$(43)
x	Fair valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input.
£	British Pound
MYR$	Malaysian Ringgit
The accompanying notes are an integral part of the Financial Statements.
9

Harbor Diversified International All Cap Fund
Managers’ Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2015
William J. Arah
Since 2015
William MacLeod
Since 2018
Charles Carter
Since 2015
Nick Longhurst
Since 2015
Michael Godfrey, CFA
Since 2015
David Cull, CFA
Since 2015
Robert Anstey, CFA
Since 2015
Simon Somerville
Since 2016
Michael Nickson, CFA
Since 2018
Simon Todd, CFA
Since 2018
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2015.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
Volatility returned with a vengeance during the six months ended April 30, 2018 after an unusually long period of calm in equity markets, with the MSCI All Country World Ex. U.S. Index (ND) ultimately returning 3.47% (all international and global returns are in U.S. Dollars) over the period. Continuing from the tail end of 2017, the markets saw an initial new-year surge which then faded, and markets fell quite sharply over the subsequent months in response to fears of higher interest rates, rising inflation and upheaval in the large and influential Information Technology sector. With regards to currency, the Euro continued to strengthen against the U.S. Dollar and rose by 3.71% over the period, while the British Pound Sterling strengthened similarly by some 3.72%. This currency strength can be attributed partly to ongoing improved growth in both the Eurozone and in the U.K.
Performance
Harbor Diversified International All Cap Fund returned 2.09% (Institutional Class), 2.08% (Retirement Class), 1.95% (Administrative Class), and 1.91% (Investor Class), underperforming the 3.47% return of the MSCI All Country World Ex. U.S. Index (ND) over the period, with negative contribution from stock selection and regional allocation only partially offset by the positive influence from currency exposure. More specifically, stock selection within Japan was the largest negative contributing factor to relative performance over the period. Stock selection within the Pacific ex-Japan sleeve (particularly Hong Kong) also contributed negatively, as did stock selection within Europe (specifically the U.K.). The Fund’s residual cash remained a detractor during this six-month period as well. Conversely, stock selection in Canada was a notable positive over the period, as was stock selection within emerging markets (particularly China and South Africa). The Fund’s overweight exposure to the stronger British Pound Sterling also contributed positively.
From a sector standpoint, the Fund’s stock specific exposure within the Industrials sector and the aggregate underweight to the outperforming Energy sector were negative contributors. Conversely, stock selection within the Financials and Consumer Staples sectors contributed positively during the six-month period. This was primarily due to not owning the large Australian banks (such as Westpac Banking Corporation and Commonwealth Bank of Australia).

10

Harbor Diversified International All Cap Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Diversified International All Cap Fund
Institutional Class[1]	2.09%	12.39%	N/A	8.32%
Retirement Class[1,2]	2.08	12.48	N/A	8.34
Administrative Class[1]	1.95	12.05	N/A	8.02
Investor Class[1]	1.91	11.95	N/A	7.92
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	3.47%	15.91%	N/A	10.48%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.85% (Net) and 1.07% (Gross) (Institutional Class); 0.77% (Net) and 0.99% (Gross) (Retirement Class); 1.10% (Net) and 1.32% (Gross) (Administrative Class); 1.22% (Net) and 1.44% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 2/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
With the re-emergence of market volatility, the “synchronized global recovery” that had widely become a consensus view was quickly forgotten as the prospects of a trade war became the new threat to this order. Markets are continually forward discounting mechanisms and with this in mind, there are three areas that remain of concern to us: first, monetary policy is reversing after several years of easing; second, profitability may be peaking after many years of margin expansion with some signs of inflation in certain areas as the economy reaches full employment; and finally, investor positioning is becoming crowded within certain sectors, especially Information Technology. Balancing these concerns, however, underlying revenue and earnings growth are currently healthy and the recent correction has opened up more attractive valuations in certain areas of the markets, in our opinion.

1	The “Life of Fund” return as shown reflects the period 11/02/2015 through 04/30/2018.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
11

Harbor Diversified International All Cap Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Samsung Electronics Co. Ltd.	1.5%
2. Fairfax Financial Holdings Ltd.	1.1%
3. Taiwan Semiconductor Manufacturing Co. Ltd.	1.0%
4. Intertek Group plc	0.9%
5. Brookfield Asset Management Inc.	0.8%
6. Baidu Inc. ADR	0.7%
7. Canadian Natural Resources Ltd.	0.7%
8. Fresenius Medical Care AG & Co. KGaA	0.7%
9. Rightmove plc	0.7%
10. Shinhan Financial Group Co. Ltd.	0.7%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)
Europe	48.9%
United Kingdom	19.7%
Germany	4.5%
France	3.9%
Switzerland	3.6%
Denmark	3.2%
Netherlands	2.8%
Italy	2.1%
Sweden	1.9%
Finland	1.4%
Russia	1.4%
Spain	1.2%
Greece	0.9%
Ireland	0.4%
Norway	0.5%
Turkey	0.4%
Belgium	0.4%
Austria	0.4%
Czech Republic	0.2%
Pacific Basin	35.5%
Japan	16.5%
South Korea	4.9%
Australia	3.7%
China	3.1%
Hong Kong	2.7%
Taiwan	2.4%
Singapore	1.1%
Thailand	0.6%
Indonesia	0.2%
New Zealand	0.2%
Philippines	0.1%
North America	7.0%
Canada	6.6%
United States	0.4%
Latin America	5.3%
Brazil	2.8%
Chile	1.0%
Mexico	0.9%
Colombia	0.4%
Peru	0.2%
Africa	2.2%
South Africa	2.2%
Middle East/Central Asia	1.1%
India	1.1%
12

Harbor Diversified International All Cap Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.6%
Shares		Value
AEROSPACE & DEFENSE—1.6%
23,243	Airbus SE (France)	$ 2,728
254,876	BAE Systems plc (United Kingdom)	2,139
96,529	Embraer SA (Brazil)*	610
2,855	MTU Aero Engines AG (Germany)	491
184,626	Rolls-Royce Holdings plc (United Kingdom)*	2,132
5,638	Saab AB (Sweden)	231
9,344	Thales SA (France)	1,184
		9,515
AIR FREIGHT & LOGISTICS—0.2%
14,303	Oesterreichische Post AG (Austria)	687
27,100	Yamato Holdings Co. Ltd. (Japan)*	697
		1,384
AIRLINES—0.2%
47,497	EasyJet plc (United Kingdom)	1,035
8,400	Japan Airlines Co. Ltd. (Japan)	332
		1,367
AUTO COMPONENTS—0.8%
11,100	Bridgestone Corp. (Japan)	464
5,180	CIE Automotive SA (Spain)	194
86,025	Gestamp Automocion SA ADR (Spain)*,1	697
5,000	Koito Manufacturing Co. Ltd. (Japan)	335
22,843	Magna International Inc. (Canada)	1,349
1,240,565	Nemak SAB de CV (Mexico)	931
7,609	Nokian Renkaat OYJ (Finland)	305
21,900	Sumitomo Electric Industries Ltd. (Japan)	335
3,900	Toyota Industries Corp. (Japan)	230
		4,840
AUTOMOBILES—1.4%
18,719	Bayerische Motoren Werke AG (Germany)	2,081
12,074	Hyundai Motor Co. (South Korea)	1,801
302,424	Piaggio & C. SpA (Italy)	793
15,300	Subaru Corp. (Japan)	514
49,500	Toyota Motor Corp. (Japan)	3,246
		8,435
BANKS—9.5%
210,481	Alpha Bank AE (Greece)*	556
313,410	Axis Bank Ltd. (India)*	2,424
48,957	Banco Santander SA (Spain)	316
35,909	Bancolombia SA ADR (Colombia)[1]	1,711
335,900	Bangkok Bank PCL (Thailand)	2,045
221,463	Bank of Ireland Group plc (Ireland)*	1,987
325,668	Bankia SA (Spain)	1,429
773,108	Barclays plc (United Kingdom)	2,204
15,151	BGEO Group plc (United Kingdom)*	724
34,514	BNP Paribas SA (France)	2,664
23,300	Chiba Bank Ltd. (Japan)	188
33,900	Concordia Financial Group Ltd. (Japan)	197
10,362	Danske Bank AS (Denmark)	361
29,817	DBS Group Holdings Ltd. (Singapore)	688
43,270	DNB ASA (Norway)	809
254,900	Equity Group Holdings Ltd. (Kenya)	126
60,000	Fukuoka Financial Group Inc. (Japan)	321
451,671	Grupo Financiero Inbursa SAB de CV (Mexico)	752
27,555	Hana Financial Group Inc. (South Korea)	1,224
336,042	HSBC Holdings plc (Hong Kong)	3,348
132,881	Intesa Sanpaolo SpA (Italy)	506
8,723	Itausa - Investimentos Itau SA (Brazil)*	34
105,600	Kasikornbank PCL (Thailand)	651
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
25,873	Komercni Banka AS (Czech Republic)	$ 1,116
1,692,512	Lloyds Banking Group plc (United Kingdom)	1,501
91,900	Mitsubishi UFJ Financial Group Inc. (Japan)	616
506,000	Mizuho Financial Group Inc. (Japan)	916
97,218	Nordea Bank AB (Sweden)	989
283,300	Resona Holdings Inc. (Japan)	1,610
19,478	Royal Bank of Canada (Canada)	1,481
33,251	Sberbank of Russia PJSC ADR (Russia)[1]	491
95,452	Shinhan Financial Group Co. Ltd. (South Korea)	4,250
102,453	Standard Bank Group Ltd. (South Africa)	1,757
213,151	Standard Chartered plc (United Kingdom)	2,239
69,100	Sumitomo Mitsui Financial Group Inc. (Japan)	2,880
17,500	Sumitomo Mitsui Trust Holdings Inc. (Japan)	742
173,048	Svenska Handelsbanken AB (Sweden)	1,930
28,137	Toronto-Dominion Bank (Canada)	1,580
860,252	Turkiye Garanti Bankasi AS (Turkey)	1,948
120,981	UniCredit SpA (Italy)	2,623
67,015	United Overseas Bank Ltd. (Singapore)	1,518
		55,452
BEVERAGES—3.9%
24,774	Anheuser-Busch InBev SA (Belgium)	2,461
7,000	Asahi Group Holdings Ltd. (Japan)	354
21,223	Britvic plc (United Kingdom)	210
15,468	Carlsberg AS (Denmark)	1,730
282,666	China Resources Beer Holdings Co. Ltd. (China)	1,217
146,944	Cia Cervecerias Unidas SA (Chile)	2,035
241,565	Coca-Cola Amatil Ltd. (Australia)	1,686
114,790	Davide Campari-Milano SpA (Italy)	860
82,996	Diageo plc (United Kingdom)	2,961
172,734	East African Breweries Ltd. (Kenya)	431
30,534	Heineken NV (Netherlands)	3,215
35,528	Hite Jinro Co. Ltd. (South Korea)	723
101,800	Kirin Holdings Co. Ltd. (Japan)	2,857
15,300	Suntory Beverage & Food Ltd. (Japan)	753
222,000	Tsingtao Brewery Co. Ltd. (China)	1,149
		22,642
BIOTECHNOLOGY—0.2%
33,573	Abcam plc (United Kingdom)	563
15,530	Grifols SA (Spain)	435
		998
BUILDING PRODUCTS—1.4%
189,268	Assa Abloy AB Class B (Sweden)	3,966
33	Belimo Holding AG (Switzerland)	136
8,072	Geberit AG (Switzerland)	3,445
35,273	GWA Group Ltd. (Australia)	102
34,600	LIXIL Group Corp. (Japan)	775
		8,424
CAPITAL MARKETS—2.7%
197,063	3i Group plc (United Kingdom)	2,544
75,270	Banco BTG Pactual SA (Brazil)*	481
112,411	Brookfield Asset Management Inc. (Canada)	4,455
24,526	Close Brothers Group plc (United Kingdom)	516
116,923	IG Group Holdings plc (United Kingdom)	1,335
13,200	Japan Exchange Group Inc. (Japan)	244
106,310	Jupiter Fund Management plc (United Kingdom)	665
165,133	NEX Group plc (United Kingdom)	2,241
163,900	Nomura Holdings Inc. (Japan)	944

13

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
60,318	St. James's Place plc (United Kingdom)	$ 940
98,629	UBS Group AG (Switzerland)*	1,656
		16,021
CHEMICALS—2.7%
23,743	Akzo Nobel NV (Netherlands)	2,150
26,504	BASF SE (Germany)	2,758
1,772	Croda International plc (United Kingdom)	108
170,039	DuluxGroup Ltd. (Australia)	989
49,344	Enaex SA (Chile)	754
22,900	Nissan Chemical Industries Ltd. (Japan)*	1,018
4,700	Nitto Denko Corp. (Japan)	349
121,960	Orica Ltd. (Australia)	1,817
102,684	PhosAgro PJSC GDR (Russia)[2]	1,481
4,500	Shin-Etsu Chemical Co. Ltd. (Japan)	452
12,943	Symrise AG (Germany)	1,046
109,348	Tikkurila OYJ (Finland)	1,977
91,200	Toray Industries Inc. (Japan)	851
		15,750
COMMERCIAL SERVICES & SUPPLIES—2.6%
4,200	AEON Delight Co. Ltd. (Japan)	147
1,680,593	Cleanaway Waste Management Ltd. (Australia)	1,996
40,513	Edenred (France)	1,396
41,421	Elis SA (France)	991
525,269	G4S plc (United Kingdom)	1,866
244,446	HomeServe plc (United Kingdom)	2,485
24,452	Prosegur Cia de Seguridad SA (Spain)	185
64,022	Ritchie Bros Auctioneers Inc. (Canada)	2,092
10,878	S-1 Corp. (South Korea)	997
19,200	Secom Co. Ltd. (Japan)	1,440
15,406	Securitas AB (Sweden)[3]	249
682,199	Serco Group plc (United Kingdom)*	901
7,700	Sohgo Security Services Co. Ltd. (Japan)	380
		15,125
CONSTRUCTION & ENGINEERING—0.7%
30,707	Boskalis Westminster NV (Netherlands)	910
43,600	Maeda Corp. (Japan)	538
107,500	Obayashi Corp. (Japan)	1,238
91,900	Shimizu Corp. (Japan)	909
3,700	SHO-BOND Holdings Co. Ltd. (Japan)	280
		3,875
CONSTRUCTION MATERIALS—0.4%
7,691	CRH plc (Ireland)	273
1,690	Heidelbergcement AG (Germany)	165
4,235	Imerys SA (France)	386
5,464	Vicat SA (France)	403
46,144	Wienerberger AG (Austria)	1,163
		2,390
CONSUMER FINANCE—0.6%
21,200	AEON Financial Service Co. Ltd. (Japan)	497
407,832	Gentera SAB de CV (Mexico)*	324
201,943	International Personal Finance plc (United Kingdom)	676
233,769	Non-Standard Finance plc (United Kingdom)	206
98,123	Provident Financial plc (United Kingdom)	897
31,751	Shriram Transport Finance Co. Ltd. (India)	763
		3,363
CONTAINERS & PACKAGING—0.1%
30,231	Amcor Ltd. (Australia)	311
COMMON STOCKS—Continued
Shares		Value
CONTAINERS & PACKAGING—Continued
65,221	Orora Ltd. (Australia)	$ 164
26,900	Toyo Seikan Group Holdings Ltd. (Japan)	423
		898
DISTRIBUTORS—0.2%
109,600	Inchcape plc (United Kingdom)	1,095
DIVERSIFIED FINANCIAL SERVICES—0.1%
928,000	First Pacific Co. Ltd. (Hong Kong)	475
DIVERSIFIED TELECOMMUNICATION SERVICES—2.0%
31,434	BCE Inc. (Canada)	1,334
100,593	Deutsche Telekom AG (Germany)	1,761
479,364	Koninklijke KPN NV (Netherlands)	1,492
101,365	KT Corp. ADR (South Korea)[1]	1,361
68,200	Nippon Telegraph & Telephone Corp. (Japan)	3,236
225,449	Spark New Zealand Ltd. (New Zealand)	548
436,192	Telkom SA SOC Ltd. (South Africa)	1,992
		11,724
ELECTRIC UTILITIES—0.1%
55,700	Tohoku Electric Power Co. Inc. (Japan)	719
ELECTRICAL EQUIPMENT—1.5%
46,928	Legrand SA (France)	3,652
1,953,850	TECO Electric and Machinery Co. Ltd. (Taiwan)	1,586
18,800	Ushio Inc. (Japan)	265
50,102	Vestas Wind Systems AS (Denmark)	3,241
		8,744
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.9%
9,300	Azbil Corp. (Japan)	433
196,000	Chroma ATE Inc. (Taiwan)	986
328,735	Delta Electronics Inc. (Taiwan)	1,192
1,615	Hirose Electric Co. Ltd. (Japan)*	227
8,500	Hitachi High-Technologies Corp. (Japan)	396
329,000	Hitachi Ltd. (Japan)	2,401
600	Keyence Corp. (Japan)	366
31,700	Kyocera Corp. (Japan)	2,025
6,600	Nippon Signal Co. Ltd. (Japan)	63
13,700	Omron Corp. (Japan)	739
11,000	Shimadzu Corp. (Japan)	299
37,720	Spectris plc (United Kingdom)	1,392
5,700	TDK Corp. (Japan)	491
		11,010
ENERGY EQUIPMENT & SERVICES—0.4%
67,627	John Wood Group plc (United Kingdom)	527
35,093	Petrofac Ltd. (United Kingdom)	291
331,056	Saipem SpA (Italy)*	1,264
8,368	Technipfmc plc (France)	275
		2,357
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.4%
200,961	Grivalia Properties REIC AE (Greece)	2,207
FOOD & STAPLES RETAILING—2.1%
42,743	Alimentation Couche-Tard Inc. (Canada)	1,848
96,375	Almacenes Exito SA (Colombia)	582
41,000	Dairy Farm International Holdings Ltd. (Hong Kong)	344
67,982	Koninklijke Ahold Delhaize NV (Netherlands)	1,640
5,500	Lawson Inc. (Japan)	363
51,154	Loblaw Cos. Ltd. (Canada)	2,602
11,477	Magnit PJSC (Russia)*	891

14

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
FOOD & STAPLES RETAILING—Continued
10,400	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	$ 463
277,899	Metcash Ltd. (Australia)*	750
47,400	Seven & I Holdings Co. Ltd. (Japan)	2,089
5,100	Sundrug Co. Ltd. (Japan)	262
249,314	Tesco plc (United Kingdom)	808
		12,642
FOOD PRODUCTS—2.5%
163	Barry Callebaut AG (Switzerland)	293
585,000	China Mengniu Dairy Co. Ltd. (China)	1,886
601,100	Delfi Ltd. (Singapore)	653
136,416	Devro plc (United Kingdom)	398
618,067	Grupo Lala SAB de CV (Mexico)	789
134,889	Industrias Bachoco SAB de CV (Mexico)	692
3,900	Meiji Holdings Co. Ltd. (Japan)	313
4,200	NH Foods Ltd. (Japan)	184
48,100	Nippon Suisan Kaisha Ltd. (Japan)	261
24,842	PGG Wrightson Ltd. (New Zealand)	11
61,927	Tiger Brands Ltd. (South Africa)	1,935
910,255	Tingyi Cayman Islands Holding Corp. (China)	1,725
17,800	Toyo Suisan Kaisha Ltd. (Japan)	701
121,963	Ulker Biskuvi Sanayi AS (Turkey)*	639
19,705	Viscofan SA (Spain)	1,306
3,152,000	Want Want China Holdings Ltd. (China)	2,785
		14,571
GAS UTILITIES—0.1%
18,700	Tokyo Gas Co. Ltd. (Japan)	502
HEALTH CARE EQUIPMENT & SUPPLIES—2.7%
11,937	Ambu A/S (Denmark)	277
46,182	Coloplast AS (Denmark)	3,912
599,343	ConvaTec Group plc (United Kingdom)	1,784
73,521	GN Store Nord AS (Denmark)	2,583
10,500	Hoya Corp. (Japan)	561
51,081	Koninklijke Philips NV (Netherlands)	2,162
7,600	Olympus Corp. (Japan)	283
342,955	Sigma Healthcare Ltd. (Australia)	199
19,248	Smith & Nephew plc (United Kingdom)	369
6,242	Sonova Holding AG (Switzerland)	1,029
73,915	William Demant Holding AS (Denmark)*	2,881
		16,040
HEALTH CARE PROVIDERS & SERVICES—0.9%
40,300	Alfresa Holdings Corp. (Japan)	889
42,113	Fresenius Medical Care AG & Co. KGaA (Germany)	4,273
		5,162
HOTELS, RESTAURANTS & LEISURE—3.8%
1,184,000	Ajisen China Holdings Ltd. (China)	561
23,816	Carnival plc (United Kingdom)	1,548
190,495	Compass Group plc (United Kingdom)	4,087
476,900	GL Ltd. (Singapore)	291
86,872	GVC Holdings plc (United Kingdom)*	1,063
443,712	Hongkong & Shanghai Hotels Ltd. (Hong Kong)	672
567,665	Merlin Entertainments plc (United Kingdom)	2,872
21,845	Paddy Power Betfair plc (United Kingdom)	2,154
42,782	Playtech plc (United Kingdom)	477
258,524	SSP Group plc (United Kingdom)	2,313
1,041,006	Thomas Cook Group plc (United Kingdom)	1,768
266,495	Tsogo Sun Holdings Ltd. (South Africa)	487
COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—Continued
110,518	TUI AG (United Kingdom)	$ 2,499
37,458	Yum China Holdings Inc. (United States)	1,602
		22,394
HOUSEHOLD DURABLES—1.1%
42,195	Barratt Developments plc (United Kingdom)	324
51,300	Casio Computer Co. Ltd. (Japan)	764
120,095	GUD Holdings Ltd. (Australia)	1,141
92,394	McCarthy & Stone plc (United Kingdom)	172
447,000	MRV Engenharia e Participacoes SA (Brazil)	1,914
36,300	Nikon Corp. (Japan)	632
2,500	Rinnai Corp. (Japan)	249
32,000	Sekisui Chemical Co. Ltd. (Japan)	566
9,900	Sony Corp. (Japan)	462
		6,224
HOUSEHOLD PRODUCTS—0.7%
23,200	Lion Corp. (Japan)	500
43,457	Reckitt Benckiser Group plc (United Kingdom)	3,409
		3,909
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.0%
2,069,000	Lopez Holdings Corp. (Philippines)	172
INDUSTRIAL CONGLOMERATES—2.2%
304,000	CK Hutchison Holdings Ltd. (Hong Kong)	3,595
23,426	DCC plc (United Kingdom)	2,249
57,400	Jardine Matheson Holdings Ltd. (Hong Kong)	3,476
17,954	LG Corp. (South Korea)	1,358
712,286	Quinenco SA (Chile)	2,333
		13,011
INSURANCE—5.5%
61,312	Admiral Group plc (United Kingdom)	1,678
43,772	AXA SA (France)	1,252
113,500	Dai-ichi Life Holdings Inc. (Japan)	2,253
11,680	Fairfax Financial Holdings Ltd. (Canada)	6,466
87,400	Great Eastern Holdings Ltd. (Singapore)	2,044
3,649	Hannover Rueck SE (Germany)	513
487	Helvetia Holding AG (Switzerland)	289
123,800	Japan Post Holdings Co. Ltd. (Japan)	1,504
60,000	MS&AD Insurance Group Holdings Inc. (Japan)	2,022
264,294	Old Mutual plc (South Africa)	919
191,483	Porto Seguro SA (Brazil)	2,471
137,154	QBE Insurance Group Ltd. (Australia)	1,024
75,863	Sampo OYJ (Finland)	4,103
9,868	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	2,464
29,600	Sompo Holdings Inc. (Japan)	1,239
16,400	Sony Financial Holdings Inc. (Japan)	299
14,300	T&D Holdings Inc. (Japan)	243
27,900	Tokio Marine Holdings Inc. (Japan)	1,317
		32,100
INTERNET & DIRECT MARKETING RETAIL—0.4%
128,340	B2W Cia Digital (Brazil)*	1,059
3,429	CJ O Shopping Co. Ltd. (South Korea)	715
3,332	GS Home Shopping Inc. (South Korea)	541
796	Zooplus AG (Germany)*	165
		2,480
INTERNET SOFTWARE & SERVICES—2.6%
148,654	Auto Trader Group plc (United Kingdom)	722

15

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET SOFTWARE & SERVICES—Continued
16,399	Baidu Inc. ADR (China)*,1	$ 4,115
105,033	Carsales.com Ltd. (Australia)	1,127
177,388	Domain Holdings Australia Ltd. (Australia)*	411
141,438	Just Eat plc (United Kingdom)*	1,506
134,275	Moneysupermarket.com Group plc (United Kingdom)	553
265,520	PChome Online Inc. (Taiwan)*	1,230
66,446	Rightmove plc (United Kingdom)	4,167
37,624	Yandex NV (Russia)*	1,255
36,599	ZPG plc (United Kingdom)	181
		15,267
IT SERVICES—0.9%
10,694	Amadeus IT Group SA (Spain)	780
14,889	Genpact Ltd. (United States)	475
11,400	ITOCHU Techno-Solutions Corp. (Japan)	236
5,000	Nomura Research Institute Ltd. (Japan)	257
121,900	NTT Data Corp. (Japan)	1,314
8,700	OBIC Co. Ltd. (Japan)	729
12,600	SCSK Corp. (Japan)	539
168,708	Wipro Ltd. (India)	700
2,626	Wirecard AG (Germany)	355
		5,385
LEISURE PRODUCTS—0.7%
19,571	Amer Sports OYJ (Finland)*	599
52,200	Bandai Namco Holdings Inc. (Japan)	1,766
168,608	Giant Manufacturing Co. Ltd. (Taiwan)	856
598,000	Goodbaby International Holdings Ltd. (Hong Kong)	380
2,000	Shimano Inc. (Japan)	266
8,470	Spin Master Corp. (Canada)*	317
		4,184
LIFE SCIENCES TOOLS & SERVICES—0.5%
4,424	Eurofins Scientific SE (France)	2,386
5,986	Gerresheimer AG (Germany)	487
726	Tecan Group AG (Switzerland)	160
		3,033
MACHINERY—2.7%
7,530	Andritz AG (Austria)	405
457	Bucher Industries AG (Switzerland)	168
241,394	CNH Industrial NV (Italy)	2,970
6,800	Daifuku Co. Ltd. (Japan)	364
1,200	Fanuc Corp. (Japan)	257
7,041	GEA Group AG (Germany)	275
3,300	Glory Ltd. (Japan)	114
1,600	Hirata Corp. (Japan)	151
7,000	Hoshizaki Corp. (Japan)	650
20,635	Hyundai Elevator Co. Ltd. (South Korea)	1,994
15,257	IMI plc (United Kingdom)	229
3,631	Kone OYJ (Finland)	180
21,700	Kubota Corp. (Japan)	366
5,900	Makita Corp. (Japan)	264
19,200	Mitsubishi Heavy Industries Ltd. (Japan)	759
62,411	Rotork plc (United Kingdom)	281
103,825	Sandvik AB (Sweden)	1,770
709	Schindler Holding AG (Switzerland)	142
19,392	Stabilus SA (Germany)*	1,743
47,914	Wartsila OYJ Abp (Finland)	1,017
1,096,000	Yungtay Engineering Co. Ltd. (Taiwan)	1,909
		16,008
COMMON STOCKS—Continued
Shares		Value
MARINE—0.3%
9,983,696	Cia Sud Americana de Vapores SA (Chile)*	$ 447
527,168	Grindrod Ltd. (South Africa)*	608
114,974	Irish Continental Group plc (Ireland)	779
		1,834
MEDIA—3.2%
23,959	Axel Springer SE (Germany)	1,963
1,036,500	BEC World PCL (Thailand)	339
23,649	CTS Eventim AG & Co. KGaA (Germany)	1,106
119,118	Daily Mail & General Trust plc (United Kingdom)	1,107
1,214,681	Fairfax Media Ltd. (Australia)	650
64,600	Fuji Media Holdings Inc. (Japan)	1,059
83,255	Grupo Televisa SAB ADR (Mexico)[1]	1,492
133,177	Informa plc (United Kingdom)	1,352
740,928	ITV plc (United Kingdom)	1,541
14,061	JCDecaux SA (France)	504
11,458,321	Media Nusantara Citra TBK PT (Indonesia)	1,084
42,639	Mediaset Espana Comunicacion SA (Spain)	408
21,144	Modern Times Group Mortgage AB Class B (Sweden)	831
51,420	Nippon Television Holdings Inc. (Japan)	901
17,457	Schibsted ASA Class A (Norway)	509
14,752	Schibsted ASA Class B (Norway)	397
288,409	Sky Network Television Ltd. (New Zealand)	461
35,849	Sky plc (United Kingdom)	680
260,000	Television Broadcasts Ltd. (Hong Kong)	825
7,300	Toho Co. Ltd. (Japan)	244
83,279	WPP plc (United Kingdom)	1,429
		18,882
METALS & MINING—3.5%
68,076	Acerinox SA (Spain)	956
810,504	Alumina Ltd. (Australia)	1,595
29,772	Anglo American Platinum Ltd. (South Africa)*	799
68,410	Anglo American plc (South Africa)	1,614
91,789	Antofagasta plc (United Kingdom)	1,226
41,521	ArcelorMittal SA (France)	1,407
112,014	Barrick Gold Corp. (Canada)	1,508
32,066	BHP Billiton Ltd. (Australia)	748
43,162	BHP Billiton plc (United Kingdom)	920
167,222	BlueScope Steel Ltd. (Australia)	2,055
55,790	Cia de Minas Buenaventura SAA ADR (Peru)[1]	890
15,487	Franco-Nevada Corp. (Canada)	1,099
405,945	Glencore plc (United Kingdom)*	1,955
44,993	Iluka Resources Ltd. (Australia)	395
15,100	JFE Holdings Inc. (Japan)	310
87,108	Newcrest Mining Ltd. (Australia)	1,381
25,879	Rio Tinto plc (United Kingdom)	1,411
		20,269
MULTILINE RETAIL—0.5%
46,700	Isetan Mitsukoshi Holdings Ltd. (Japan)	520
4,834	Lotte Shopping Co. Ltd. (South Korea)	1,152
28,200	Marui Group Co. Ltd. (Japan)	585
1,400	Ryohin Keikaku Co. Ltd. (Japan)	479
		2,736
MULTI-UTILITIES—0.1%
43,693	National Grid plc (United Kingdom)	506
OIL, GAS & CONSUMABLE FUELS—2.8%
521,016	BP plc (United Kingdom)	3,870
29,675	Caltex Australia Ltd. (Australia)	690
120,170	Canadian Natural Resources Ltd. (Canada)	4,335

16

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
45,800	INPEX Corp. (Japan)	$ 585
15,248	Lukoil PJSC ADR (Russia)[1]	1,005
44,726	PrairieSky Royalty Ltd. (Canada)	992
86,332	Royal Dutch Shell plc (United Kingdom)	3,049
49,820	Statoil ASA (Norway)	1,274
13,151	Total SA (France)	827
		16,627
PERSONAL PRODUCTS—1.8%
309,651	Asaleo Care Ltd. (Australia)	301
164,236	Hengan International Group Co. Ltd. (China)	1,461
33,700	Kao Corp. (Japan)	2,422
1,600	Kose Corp. (Japan)	296
3,500	Mandom Corp. (Japan)	126
265,668	Natura Cosmeticos SA (Brazil)	2,443
4,600	Shiseido Co. Ltd. (Japan)*	298
57,960	Unilever plc (United Kingdom)	3,251
		10,598
PHARMACEUTICALS—2.0%
24,000	Astellas Pharma Inc. (Japan)	351
12,989	Dechra Pharmaceuticals plc (United Kingdom)	488
66,007	Haw Par Corp. Ltd. (Singapore)	692
32,147	Novartis AG (Switzerland)	2,474
62,899	Novo Nordisk AS (Denmark)	2,958
10,800	Otsuka Holdings Co. Ltd. (Japan)*	565
16,508	Roche Holding AG (Switzerland)	3,668
5,800	Sawai Pharmaceutical Co. Ltd. (Japan)	251
17,400	Sumitomo Dainippon Pharma Co. Ltd. (Japan)	316
		11,763
PROFESSIONAL SERVICES—3.4%
34,851	Adecco Group AG (Switzerland)	2,308
259,618	ALS Ltd. (Australia)	1,515
172,907	Capita plc (United Kingdom)	455
8,283	DKSH Holding AG (Switzerland)	664
93,511	Experian plc (United Kingdom)	2,143
614,785	Hays plc (United Kingdom)	1,515
77,849	Intertek Group plc (United Kingdom)	5,235
101,417	IPH Ltd. (Australia)	278
15,200	Nomura Co. Ltd. (Japan)	305
48,262	PageGroup plc (United Kingdom)	356
21,200	Persol Holdings Co Ltd. (Japan)	504
5,184	Randstad Holding NV (Netherlands)	334
19,800	Recruit Holdings Co. Ltd. (Japan)	456
138,245	RELX plc (United Kingdom)	2,955
6,200	TechnoPro Holdings Inc. (Japan)	361
5,179	Teleperformance (France)	832
		20,216
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
19,500	CK Asset Holdings Ltd. (Hong Kong)	168
11,800	Daiwa House Industry Co. Ltd. (Japan)	432
295,115	LPS Brasil Consultoria de Imoveis SA (Brazil)*	396
53,600	Mitsubishi Estate Co. Ltd. (Japan)	980
47,880	New World Development Co. Ltd. (Hong Kong)	70
52,900	NTT Urban Development Corp. (Japan)	623
65,476	United Industrial Corp. Ltd. (Singapore)	161
		2,830
ROAD & RAIL—1.4%
11,484	Canadian Pacific Railway Ltd. (Canada)	2,095
3,381	DSV A/S (Denmark)	268
COMMON STOCKS—Continued
Shares		Value
ROAD & RAIL—Continued
19,500	East Japan Railway Co. (Japan)	$ 1,873
90,755	Globaltrans Investment plc GDR (Russia)*,2	955
47,827	National Express Group plc (United Kingdom)	258
30,300	Senko Co. Ltd. (Japan)	233
208,805	Stagecoach Group plc (United Kingdom)	446
30,400	West Japan Railway Co. (Japan)	2,149
		8,277
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
1,762	AMS AG (Switzerland)	145
4,391	ASML Holding NV (Netherlands)[3]	836
77,500	Renesas Electronics Corp. (Japan)*	809
27,128	SK Hynix Inc. (South Korea)	2,133
795,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6,056
2,300	Tokyo Electron Ltd. (Japan)	442
		10,421
SOFTWARE—0.8%
3,319	Constellation Software Inc. (Canada)	2,372
2,900	Oracle Corp. Japan (Japan)	239
191,700	TOTVS SA (Brazil)	1,751
4,000	Trend Micro Inc. (Japan)	239
		4,601
SPECIALTY RETAIL—1.0%
2,900	ABC-Mart Inc. (Japan)	191
3,415,500	Esprit Holdings Ltd. (Hong Kong)*	1,180
130,961	Fourlis Holdings SA (Greece)*	933
50,579	JUMBO SA (Greece)	926
162,206	Pets at Home Group plc (United Kingdom)	341
17,200	USS Co. Ltd. (Japan)	361
50,058	WH Smith plc (United Kingdom)	1,342
108,300	Yamada Denki Co. Ltd. (Japan)	566
		5,840
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.3%
6,400	Canon Inc. (Japan)	220
45,700	FUJIFILM Holdings Corp. (Japan)	1,838
42,922	Logitech International SA (Switzerland)	1,586
27,800	NEC Corp. (Japan)	762
14,283	Neopost SA (France)	385
3,448	Samsung Electronics Co. Ltd. (South Korea)	8,546 [y]
		13,337
TEXTILES, APPAREL & LUXURY GOODS—2.4%
8,535	adidas AG (Germany)	2,098
30,347	Cie Financiere Richemont SA (Switzerland)	2,885
95,082	Cie Financiere Richemont SA ADR (South Africa)[1]	904
24,006	Gildan Activewear Inc. (Canada)	699
338	Hermes International (France)	219
2,130,000	Li Ning Co. Ltd. (China)*	2,398
49,944	Luxottica Group SpA (Italy)	3,116
918	LVMH Moet Hennessy Louis Vuitton SE (France)	319
33,600	Onward Holdings Co. Ltd. (Japan)	277
819,246	Stella International Holdings Ltd. (Hong Kong)	965
86,000	Texwinca Holdings Ltd. (Hong Kong)	43
		13,923
TOBACCO—0.4%
8,702	British American Tobacco plc (United Kingdom)	477
9,238	Imperial Brands plc (United Kingdom)	331

17

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TOBACCO—Continued
12,900	Japan Tobacco Inc. (Japan)	$ 347
21,247	Swedish Match AB (Sweden)	953
		2,108
TRADING COMPANIES & DISTRIBUTORS—1.3%
40,997	Brenntag AG (Germany)	2,348
108,196	Bunzl plc (United Kingdom)	3,137
5,889	IMCD Group NV (Netherlands)	362
27,000	ITOCHU Corp. (Japan)	540
36,000	Mitsubishi Corp. (Japan)	993
		7,380
TRANSPORTATION INFRASTRUCTURE—0.6%
186,087	China Merchants Port Holdings Co. Ltd. (China)	416
9,391	Ferrovial SA (Spain)	201
91,434	Getlink SE (France)	1,290
375,933	Global Ports Investments plc GDR (Russia)*,2	1,293
12,400	Mitsubishi Logistics Corp. (Japan)	286
		3,486
WIRELESS TELECOMMUNICATION SERVICES—1.5%
240,596	Bharti Airtel Ltd. (India)	1,472
781,627	Idea Cellular Ltd. (India)*	808
28,300	KDDI Corp. (Japan)	760
11,605	Millicom International Cellular SA SDR (Sweden)*,2	769
106,775	MTN Group Ltd. (South Africa)	1,072
23,200	NTT DoCoMo Inc. (Japan)	599
23,405	PLDT Inc. (Philippines)	655
28,111	Rogers Communications Inc. (Canada)	1,327
131,748	SmarTone Telecommunications Holdings Ltd. (Hong Kong)	139
6,300	SoftBank Group Corp. (Japan)	481
214,308	Vodafone Group plc (United Kingdom)	625
		8,707
TOTAL COMMON STOCKS
(Cost $540,646)		566,235

PREFERRED STOCKS—1.2%
AEROSPACE & DEFENSE—0.0%
13,108,446	Rolls-Royce Holdings plc (United Kingdom)*	18 [x]
PREFERRED STOCKS—Continued
Shares		Value
AUTOMOBILES—0.3%
7,870	Volkswagen AG (Germany)	$ 1,623
BANKS—0.5%
117,391	Banco Bradesco SA (Brazil)*	1,158
426,270	Itausa - Investimentos Itau SA (Brazil)	1,656
		2,814
TEXTILES, APPAREL & LUXURY GOODS—0.4%
549,754	Alpargatas SA (Brazil)*	2,450
TOTAL PREFERRED STOCKS
(Cost $6,271)		6,905

SHORT-TERM INVESTMENTS—1.6%
Principal Amount
REPURCHASE AGREEMENTS—1.5%
$8,654	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $8,828)	8,654
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.1%
940,684	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 2.130%)[4]	941
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,595)		9,595
TOTAL INVESTMENTS—99.4%
(Cost $556,512)		582,735
CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		3,238
TOTAL NET ASSETS—100.0%		$585,973

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 12,644	$ —	$ 12,644
Europe	6,481	272,356	—	278,837
Latin America	19,321	5,569	—	24,890
Middle East/Central Asia	—	6,167	—	6,167
North America	40,028	—	—	40,028
Pacific Basin	5,476	189,647	8,546	203,669
Preferred Stocks
Europe	—	1,623	18	1,641
18

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Latin America	$ 5,264	$ —	$ —	$ 5,264
Short-Term Investments
Repurchase Agreements	—	8,654	—	8,654
Investment Company-Securities Lending Investment Fund	941	—	—	941
Total Investments in Securities	$77,511	$496,660	$8,564	$582,735
There were no transfers between Levels 1 and 2 during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2018.
Valuation Description	Balance Beginning at 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2018[w] (000s)
Common Stocks	$—	$4,245	$(682)	$—	$250	$ 10	$4,723	$—	$8,546
Preferred Stocks	5	18	(5)	—	—	—	—	—	18
	$ 5	$4,263	$(687)	$—	$250	$ 10	$4,723	$—	$8,564
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2018 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Samsung Electronics Co. Ltd. (South Korea)	$ 8,546	Market Approach	Last Close Price	₩ 2,650,000
Preferred Stocks
Rolls-Royce Holdings plc (United Kingdom)*	18	Market Approach	Pre-Traded Price	£ 0.001
	$ 8,564

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
3	All or a portion of this security was out on loan as of April 30, 2018.
4	Represents the investment of collateral received from securities lending activities.
h	Transferred from Level 2 to Level 3 due to unobservable market data for pricing input.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2018 (000s)
	Common Stocks	$1,327
	Preferred Stocks	—
$1,327
x	Fair valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input.
y	Fair valued in accordance with Harbor Funds Valuation Procedures using last close price which is a Level 3 input.
£	British Pound
₩	South Korean Won
The accompanying notes are an integral part of the Financial Statements.
19

Harbor International Growth Fund
Managers’ Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joseph M. Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Tom Walsh, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Gerard Callahan

Iain Campbell

Joseph M. Faraday, CFA

Moritz Sitte, CFA

Sophie Earnshaw, CFA

Tom Walsh, CFA

Management’s Discussion of
Fund Performance
Market Review
Equity markets ended 2017 brightly, and this trend continued into the early part of 2018. However, market optimism began to fall away in February, with corrections and increased volatility in most international and U.S. equity indices. Several explanations for this change in market behavior have been suggested by commentators, including concern over potential inflationary pressures and fears about the prospect of trade wars. To some extent, it may even be a sign of returning market normality as central banks start to scale back quantitative easing and to raise interest rates from historic lows. More broadly, many international economies appear to be in a better position than they have been for several years. The Eurozone seems to be on a steadier course than in the past, maybe partly because of the need to cooperate on Brexit negotiations. Japanese growth and inflation are building, albeit from very low levels. In China, the extension of Xi Jinping’s leadership could be what the county needs to continue its economic growth through the development of a more diverse economy with a growing middle class.
Performance
The Harbor International Growth Fund returned 1.20% (Institutional Class), 1.21% (Retirement Class), 1.04% (Administrative Class), and 1.01% (Investor Class) for the six months ended April 30, 2018, underperforming the 3.47% return of the MSCI All Country World Ex U.S. (ND) Index.
During the six months ended April 30, 2018, the Fund’s choice of stocks in Europe, the Emerging Markets, and the U.K. detracted from performance, while Developed Asia was a more successful area for stock selection.
Looking at performance from the point of view of the sectors in which the Fund is invested, its holdings in the Consumer Discretionary and Industrials areas detracted from performance, while those in Consumer Staples made a positive contribution.
Focusing on the individual stocks in which the Fund is invested, Mettler-Toledo, Capita, and Suruga made the largest negative contributions to performance during the six months ended April 30, 2018.
Mettler-Toledo is a Swiss-American manufacturer of precision weighing and measurement equipment. The company has performed well operationally, improving its gross margins and earnings over a period of many years. The market is now more concerned about the company’s ability to continue to grow strongly. We remain positive about Mettler-Toledo’s prospects, but will be monitoring the company’s execution in areas that are key to its future success, which include service, the ability to continue gradual price increases, and its culture.
Capita has not been a successful investment for the Fund. Following a series of operational disappointments and senior management turnover, this British outsourcing business appointed a new CEO at the end of 2017. In our view, the company’s new management has a significant task ahead in improving the company’s fortunes. We believe that this will take quite some time to achieve, and the Fund’s holding in Capita was consequently sold during the period.
20

Harbor International Growth Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor International Growth Fund
Institutional Class	1.20%	14.23%	6.34%	1.91%
Retirement Class[1]	1.21	14.30	6.38	1.93
Administrative Class	1.04	13.91	6.08	1.65
Investor Class	1.01	13.80	5.96	1.53
Comparative Index
MSCI All Country World Ex. U.S. (ND)	3.47%	15.91%	5.46%	2.26%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.85% (Net) and 0.92% (Gross) (Institutional Class); 0.77% (Net) and 0.84% (Gross) (Retirement Class); 1.10% (Net) and 1.17% (Gross) (Administrative Class); and 1.22% (Net) and 1.29% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Suruga is a Japanese retail bank that specializes in making secured loans to areas of the market that many of its peers overlook. Concerns have risen that the company may have exposure to mortgage loans relating to a specific customer base where tenants have failed to make payments to property owners. In addition to this, loan growth has slowed after the Japanese Bankers Association expanded the proof of income requirements for card loans, an area that has been increasingly important to the company’s overall growth. There have also been reports suggesting that some of the company’s employees may have falsified documentation relating to some of its loans. We are monitoring the stock closely in the light of these issues.
The stocks that made the biggest positive contributions during the six months ended April 30, 2018 were Shiseido, Clicks, and United Overseas Bank.
Shiseido, which is listed in Japan, is a global manufacturer of cosmetics and personal care products. The company’s CEO took up his position in 2014 with a mandate to reform the company, and his turnaround plans appear to be making good progress so far. We believe that the company has satisfactorily integrated some recently purchased brands into the broader business, and the company has been making good progress in increasing its profile in the travel retail channel.
Clicks operates a chain of retail stores selling healthcare, beauty, and lifestyle products in South Africa. In our view, the company has the prospect of benefitting from the consolidation of a very fragmented industry and from the leadership of a sensible management team. The company reported encouraging results during the period and appears to have benefited from a rerating among high quality stable growth businesses.
United Overseas Bank is a Singaporean bank that has steadily been expanding its reach across South-East Asia. In our view, the company’s share price has benefitted from a reduction in fears about a Chinese slowdown and from an expectation that interest rates are now more likely to rise. The company has recently received a license to establish a subsidiary bank in Vietnam, which we believe should further establish its presence in Asia.
Outlook & Strategy
The recent increase in volatility and relative weakness in returns is a reminder of the rapidity with which market sentiment can change. We prefer to focus on the long-term fundamentals of businesses rather than paying attention to macroeconomic factors, and intend to continue to seek interesting stock opportunities in a variety of sectors and geographies. Political and economic uncertainties undoubtedly lie ahead. However, we believe that, by adhering to our approach of assessing the potential of companies to grow their earnings more rapidly over the long term than companies around them, superior share price performance should follow.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
21

Harbor International Growth Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Naspers Ltd.	2.8%
2. Alibaba Group Holding Ltd. ADR	2.6%
3. Hargreaves Lansdown plc	2.6%
4. Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.6%
5. Shiseido Co. Ltd.	2.4%
6. Cochlear Ltd.	2.3%
7. Atlas Copco AB	2.1%
8. United Overseas Bank Ltd.	2.0%
9. MS&AD Insurance Group Holdings Inc.	2.0%
10. adidas AG	1.9%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)
Pacific Basin	45.6%
Japan	17.5%
China	8.0%
Australia	6.0%
Singapore	3.6%
Taiwan	3.6%
South Korea	2.9%
Hong Kong	1.9%
Malaysia	1.1%
Thailand	0.6%
Philippines	0.4%
Europe	41.2%
United Kingdom	13.3%
Germany	6.9%
Sweden	5.2%
Switzerland	5.0%
Denmark	2.7%
Spain	2.5%
France	1.6%
Netherlands	1.5%
Portugal	1.4%
Finland	1.1%
Africa	4.6%
South Africa	4.6%
Middle East/Central Asia	4.5%
India	4.5%
North America	2.2%
Canada	2.2%
Latin America	1.9%
Brazil	1.3%
Mexico	0.6%
22

Harbor International Growth Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.3%
Shares		Value
AUTO COMPONENTS—0.9%
91,300	Denso Corp. (Japan)	$ 4,801
AUTOMOBILES—1.3%
537,369	Mahindra & Mahindra Ltd. GDR (India)[1]	7,023
BANKS—5.0%
989,500	Public Bank BHD (Malaysia)	5,988
228,600	Suruga Bank Ltd. (Japan)	3,097
621,519	Svenska Handelsbanken AB (Sweden)	6,931
519,927	United Overseas Bank Ltd. (Singapore)	11,773
		27,789
BEVERAGES—3.1%
5,282,200	Thai Beverage PCL (Thailand)	3,396
559,147	Treasury Wine Estates Ltd. (Australia)	7,987
1,114,000	Tsingtao Brewery Co. Ltd. (China)	5,767
		17,150
CAPITAL MARKETS—3.5%
599,393	Hargreaves Lansdown plc (United Kingdom)	14,695
795,871	Jupiter Fund Management plc (United Kingdom)	4,977
		19,672
CHEMICALS—4.5%
440,092	Asian Paints Ltd. (India)	7,900
160,968	Johnson Matthey plc (United Kingdom)	7,275
211,684	Novozymes AS (Denmark)	9,952
		25,127
COMMERCIAL SERVICES & SUPPLIES—1.6%
734,370	Brambles Ltd. (Australia)	5,434
373,815	HomeServe plc (United Kingdom)	3,799
		9,233
DIVERSIFIED FINANCIAL SERVICES—1.3%
171,638	Investor AB (Sweden)	7,472
ELECTRICAL EQUIPMENT—2.6%
111,046	Legrand SA (France)	8,641
37,500	Nidec Corp. (Japan)	5,866
		14,507
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
846,036	Hon Hai Precision Industry Co. Ltd. GDR (Taiwan)[1]	4,735
ENERGY EQUIPMENT & SERVICES—0.5%
335,282	John Wood Group plc (United Kingdom)	2,614
FOOD & STAPLES RETAILING—6.6%
559,171	Clicks Group Ltd. (South Africa)	9,560
691,569	Distribuidora Internacional de Alimentacion SA (Spain)[2]	3,205
456,677	Jeronimo Martins SGPS SA (Portugal)	8,009
2,574,690	Puregold Price Club Inc. (Philippines)	2,354
358,700	Raia Drogasil SA (Brazil)*	7,042
56,900	Sugi Holdings Co. Ltd. (Japan)	3,313
1,316,000	Wal-Mart de Mexico SAB de CV (Mexico)	3,659
		37,142
HEALTH CARE EQUIPMENT & SUPPLIES—3.4%
88,808	Cochlear Ltd. (Australia)	12,924
163,300	Olympus Corp. (Japan)	6,090
		19,014
COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD PRODUCTS—1.6%
196,000	Pigeon Corp. (Japan)	$ 9,187
INDUSTRIAL CONGLOMERATES—1.4%
63,400	Jardine Matheson Holdings Ltd. (Singapore)	3,839
113,300	Jardine Strategic Holdings Ltd. (Singapore)	4,288
		8,127
INSURANCE—6.3%
1,189,000	AIA Group Ltd. (Hong Kong)	10,627
11,419	Fairfax Financial Holdings Ltd. (Canada)	6,322
335,000	MS&AD Insurance Group Holdings Inc. (Japan)	11,288
29,365	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	7,332
		35,569
INTERNET & DIRECT MARKETING RETAIL—6.1%
85,858	ASOS plc (United Kingdom)*	6,877
142,800	Ctrip.com International Ltd. ADR (China)*,3	5,840
214,385	JD.com Inc. ADR (China)*,3	7,827
77,096	MakeMyTrip Ltd. (India)*	2,845
210,152	Zalando SE (Germany)*,4	10,814
		34,203
INTERNET SOFTWARE & SERVICES—11.0%
81,509	Alibaba Group Holding Ltd. ADR (China)*,3	14,552
1,366,322	Auto Trader Group plc (United Kingdom)[4]	6,639
42,730	Baidu Inc. ADR (China)*,3	10,721
371,800	Kakaku.com Inc. (Japan)	7,088
4,911	Naver Corp. (South Korea)	3,275
165,910	Rightmove plc (United Kingdom)	10,405
44,913	Shopify Inc. (Canada)*	6,002
16,465	Spotify Technology SA (Sweden)*	2,659
		61,341
LEISURE PRODUCTS—1.1%
44,300	Shimano Inc. (Japan)	5,891
LIFE SCIENCES TOOLS & SERVICES—1.4%
13,578	Mettler-Toledo International Inc. (Switzerland)*	7,603
MACHINERY—6.8%
152,473	Atlas Copco AB Class A (Sweden)*	5,962
156,158	Atlas Copco AB Class B (Sweden)*	5,535
127,629	Kone OYJ (Finland)[2]	6,339
37,456	Schindler Holding AG (Switzerland)	7,734
23,700	SMC Corp. (Japan)	9,006
120,336	Weir Group plc (United Kingdom)	3,521
		38,097
MEDIA—2.8%
63,885	Naspers Ltd. (South Africa)	15,564
PERSONAL PRODUCTS—3.7%
102,800	Kao Corp. (Japan)	7,390
204,600	Shiseido Co. Ltd. (Japan)*	13,275
		20,665
PHARMACEUTICALS—0.9%
110,725	Novo Nordisk AS (Denmark)	5,207
PROFESSIONAL SERVICES—2.4%
103,505	Intertek Group plc (United Kingdom)	6,960
435,755	SEEK Ltd. (Australia)	6,338
		13,298

23

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.2%
235,900	Advantest Corp. (Japan)	$ 5,611
44,187	ASML Holding NV (Netherlands)	8,412
341,842	Infineon Technologies AG (Germany)	8,753
385,842	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[3]	14,836
14,113	U-Blox Holding AG (Switzerland)*,2	2,579
		40,191
SPECIALTY RETAIL—1.9%
336,249	Industria de Diseno Textil SA (Spain)[2]	10,423
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.0%
2,228	Samsung Electronics Co. Ltd. (South Korea)	5,522 [x]
TEXTILES, APPAREL & LUXURY GOODS—4.6%
44,171	adidas AG (Germany)	10,856
228,286	Burberry Group plc (United Kingdom)	5,733
99,549	Cie Financiere Richemont SA (Switzerland)	9,463
		26,052
THRIFTS & MORTGAGE FINANCE—1.2%
243,556	Housing Development Finance Corp. Ltd. (India)	6,849
WIRELESS TELECOMMUNICATION SERVICES—0.8%
61,100	SoftBank Group Corp. (Japan)	4,669
TOTAL COMMON STOCKS
(Cost $476,746)		544,737

PREFERRED STOCKS—1.3%
(Cost $5,842)
HEALTH CARE EQUIPMENT & SUPPLIES—1.3%
46,576	Sartorius AG (Germany)	7,154

SHORT-TERM INVESTMENTS—3.6%
Principal Amount		Value
REPURCHASE AGREEMENTS—1.3%
$7,241	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $7,390)	$ 7,241
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—2.3%
13,196,591	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 2.130%)[5]	13,197
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,438)		20,438
TOTAL INVESTMENTS—102.2%
(Cost $503,026)		572,329
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.2)%		(12,193)
TOTAL NET ASSETS—100.0%		$560,136

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 25,124	$ —	$ 25,124
Europe	10,262	209,782	—	220,044
Latin America	10,701	—	—	10,701
Middle East/Central Asia	2,844	21,773	—	24,617
North America	12,324	—	—	12,324
Pacific Basin	53,777	192,628	5,522	251,927
Preferred Stocks
Europe	—	7,154	—	7,154
Short-Term Investments
Repurchase Agreements	—	7,241	—	7,241
Investment Company-Securities Lending Investment Fund	13,197	—	—	13,197
Total Investments in Securities	$103,105	$463,702	$5,522	$572,329
There were no transfers between levels during the period.
24

Harbor International Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2018.
Valuation Description	Balance Beginning at 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2018[w] (000s)
Common Stocks	$—	$1,347	$(4,290)	$—	$2,007	$(1,662)	$8,120	$—	$5,522
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2018 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Samsung Electronics Co. Ltd. (South Korea)	$5,522	Market Approach	Last Close Price	₩ 2,650,000

*	Non-income producing security
1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
2	All or a portion of this security was out on loan as of April 30, 2018.
3	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
4	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2018, the aggregate value of these securities was $17,453 or 3% of net assets.
5	Represents the investment of collateral received from securities lending activities.
h	Transferred from Level 2 to Level 3 due to unobservable market data for pricing input.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2018 (000s)
	Common Stocks	$1,670
x	Fair valued in accordance with Harbor Funds Valuation Procedures using last close price which is a Level 3 input.
₩	South Korean Won
The accompanying notes are an integral part of the Financial Statements.
25

Harbor International Small Cap Fund
Managers’ Commentary (Unaudited)

Subadviser
Baring International Investment Limited
155 Bishopsgate
London, EC2M 3XY
United Kingdom
Portfolio Managers
Nicholas M. Williams
Since 2016
Colin C. Riddles
Since 2016
Rosemary C. Simmonds, CFA
Since 2016
Barings has subadvised the Fund since 2016.
Investment Objective
The Fund seeks long-term growth of capital.
Nicholas M. Williams

Colin C. Riddles

Rosemary C. Simmonds, CFA

Management’s Discussion of
Fund Performance
Market Review
Over the six months ended April 30, 2018, international smaller capitalization companies (smaller companies) have performed strongly. From the beginning of November 2017 to the end of April 2018, the MSCI EAFE Small Cap (ND) Index rose 5.96% (all returns are in U.S. Dollars).
The first three months of the period were very strong for smaller companies, supported by increasing confidence in global economic growth prospects and consistently positive economic data releases. Geopolitical and macroeconomic developments, along with concerns around escalating trade tensions and rising interest rates, caused market uncertainty in more recent months. Stock markets have thus proved more volatile in 2018 than last year, reflecting these incipient geopolitical and macroeconomic concerns. This volatility was also partially caused by profit-taking following strong share price gains in 2017.
In this context, portfolio holdings in the Consumer Discretionary sector performed well, supported by wage growth in most EAFE economies. Similarly, companies in France and Hong Kong tended to experience share price performances in excess of that of the Index, while U.K. smaller companies were less strong.
Performance
Harbor International Small Cap Fund returned 3.59% (Institutional Class), 3.64% (Retirement Class), 3.43% (Administrative Class), and 3.40% (Investor Class) over the period. This return was below that of the MSCI EAFE Small Cap (ND) Index, which returned 5.96% over the period.
The relative return of the Fund over the period predominantly reflects the impact of stock selection. The geographic and sector positioning of the Fund had a limited impact on the relative return of the Fund.
During the period, the leading sectors in the MSCI EAFE Small Cap (ND) Index in terms of share price performances were the Real Estate and Consumer Discretionary sectors. The Fund’s allocation to the Consumer Discretionary sector was similar to that of the MSCI EAFE Small Cap (ND) Index; however, stock selection decisions resulted in a stronger relative return from the holdings in this sector. By contrast, the Fund has a much lower weight in Real Estate companies compared to the Index, which detracted from relative returns.
From a geographic perspective, the most significant contributors to Index returns during the period were Japan and the U.K. The Fund’s exposure to these countries is approximately equal to the Index; however overall share price performances for the Japanese companies held in the Fund exceeded the Index, boosting relative performance. By contrast, performance from the Fund’s holdings in U.K. smaller companies lagged the Index, representing the most significant detractor from performance by country. Within the geographic allocation, overweight exposures to France, Italy and Belgium had a positive impact on relative performance given the returns generated by smaller companies in these countries tended to outperform those of the Index.
Over the period the Fund’s worst performing individual holding was Suruga Bank, the Japanese regional bank which released results for the first nine months of their financial year in February. These results were in line with expectations but highlighted concerns about rising credit costs in shared housing loans and indicated a slowdown in consumer loan growth; the Fund’s investment in Suruga has since been disposed. Dignity, the U.K. funeral services company,
26

Harbor International Small Cap Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor International Small Cap Fund
Institutional Class[1]	3.59%	19.69%	N/A	18.26%
Retirement Class[1]	3.64	19.75	N/A	18.32
Administrative Class[1]	3.43	19.35	N/A	17.94
Investor Class[1]	3.40	19.23	N/A	17.82
Comparative Index
MSCI EAFE Small Cap (ND)[1]	5.96%	20.03%	N/A	19.76%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.95% (Net) and 1.42% (Gross) (Institutional Class); 0.87% (Net) and 1.34% (Gross) (Retirement Class); 1.20% (Net) and 1.67% (Gross) (Administrative Class); and 1.32% (Net) and 1.79% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
also underperformed following their publication of Q3 2017 results in November which were slightly below expectations. As Dignity’s trading performance was weaker than the assumptions in our investment case, the holding was also sold.
Japanese smaller companies were among the best performing individual holdings over the period, including mergers and acquisitions specialist Nihon M&A Center which continued to benefit from strong Q3 2017 results; and childcare products manufacturer Pigeon Corporation, following strong 2017 results driven by continued growth in China and the further development of their range of Lansinoh branded products in the USA. The best performing holding over the period was Xinyi Glass, a Hong Kong-listed Chinese glass producer supplying the automotive and construction industries, which benefited from strong pricing and rising demand as it increased its production capacity.
Outlook & Strategy
Our outlook for smaller companies remains positive with regard to the long-term potential for the asset class, and more importantly, the stock selection opportunities within this diverse and entrepreneurial group of companies.
The short-term outlook for smaller companies, however, remains uncertain. On the positive side, valuations of smaller companies remain attractive and earnings yields are enticing. Most forecasters’ profit growth expectations for smaller companies in 2018 remain strong, with forecasters anticipating mid-teens growth rates in profits, implying further rises in profit margins. At the same time, smaller companies have very strong balance sheets compared to recent historical trends. This supports rising dividends and share buy-back programs, which we believe could result in an increase in M&A activity and corporate investment.
In recent months, however, business confidence has declined slightly across Japan, Europe and the U.K. While survey levels are consistent with economic growth, the 2018 economic expansion is likely to moderate relative to the 2017 recovery. In this context, profit growth forecasts – as evidenced by a slight deterioration in the proportion of upgrades to downgrades of 2018 corporate profitability – may currently be over-optimistic.
Our focus continues to be on corporate profit margin developments: labor costs are rising across the developed economies, raw material prices rose, and currency volatility impacted the overseas earnings and input costs of a number of companies.
With events in the U.S., particularly developments in U.S. Treasury yields and trade negotiations with China, likely to continue to influence global equity markets, smaller companies can expect further volatility, despite the overall supportive economic backdrop.
Our investment approach will remain unchanged – to focus on bottom-up stock selection. We will continue to try to identify, from a wide range of potential opportunities, well-managed companies with strong balance sheets and earnings prospects where the current valuation does not fully reflect these attributes. Our view is that in the long-term this approach should help mitigate the risks of smaller company investment and allow us to identify companies with undiscounted growth opportunities and attractive valuations

1	The “Life of Fund” return as shown reflects the period 02/01/2016 through 04/30/2018.
This report contains the current opinions of Baring International Investment Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
27

Harbor International Small Cap Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Pigeon Corp.	1.3%
2. TechnoPro Holdings Inc.	1.3%
3. TGS-NOPEC Geophysical Co.	1.3%
4. Beazley plc	1.2%
5. Intermediate Capital Group plc	1.2%
6. Marui Group Co. Ltd.	1.2%
7. SSP Group plc	1.2%
8. AAK AB	1.1%
9. Carl Zeiss Meditec AG	1.1%
10. Dalata Hotel Group plc	1.1%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)
Europe	60.7%
United Kingdom	16.3%
Italy	6.8%
Germany	6.1%
Sweden	4.6%
Netherlands	4.5%
Spain	4.0%
France	3.7%
Belgium	3.1%
Norway	2.3%
Ireland	2.3%
Denmark	2.0%
Luxembourg	1.9%
Switzerland	1.5%
Finland	1.6%
Pacific Basin	37.2%
Japan	29.8%
Australia	6.1%
Hong Kong	1.3%
Latin America	2.1%
Cayman Islands	2.1%
28

Harbor International Small Cap Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.6%
Shares		Value
AUTO COMPONENTS—3.5%
69,764	Gestamp Automocion SA ADR (Spain)[1,2]	$ 565
16,800	Nifco Inc. (Japan)	590
26,887	Saf-Holland SA (Luxembourg)	501
276,000	Xinyi Glass Holdings Ltd. (Hong Kong)	397
		2,053
BANKS—1.1%
121,000	Fukuoka Financial Group Inc. (Japan)	648
CAPITAL MARKETS—3.3%
17,633	Banca Generali SpA (Italy)	572
9,299	Euronext NV (Netherlands)[2]	667
48,857	Intermediate Capital Group plc (United Kingdom)	728
		1,967
CHEMICALS—6.0%
139,606	Elementis plc (United Kingdom)	544
92,355	Essentra plc (United Kingdom)	561
209,555	Incitec Pivot Ltd. (Australia)	596
90,571	Nufarm Ltd. (Australia)	619
58,000	Okamoto Industries Inc. (Japan)	580
92,949	Synthomer plc (United Kingdom)	631
		3,531
COMMERCIAL SERVICES & SUPPLIES—4.6%
16,300	AEON Delight Co. Ltd. (Japan)	570
35,616	Biffa plc (United Kingdom)[2]	102
62,456	Bravida Holding AB (Sweden)[2]	447
58,152	HomeServe plc (United Kingdom)	591
170,200	Prosegur Cash SA (Spain)[2]	496
17,600	Sato Holdings Corp. (Japan)	494
		2,700
CONSTRUCTION & ENGINEERING—5.8%
25,870	Arcadis NV (Netherlands)	509
9,534	FLSmidth & Co. (Denmark)	589
22,300	Kyowa Exeo Corp. (Japan)	580
14,400	Kyudenko Corp. (Japan)	673
96,083	Maire Tecnimont SpA (Italy)	488
27,600	Toshiba Plant Systems & Services Corp. (Japan)	576
		3,415
CONSUMER FINANCE—2.5%
104,989	Arrow Global Group plc (United Kingdom)	534
6,013	Cembra Money Bank AG (Switzerland)	509
31,266	Credit Corp. Group Ltd. (Australia)	421
		1,464
CONTAINERS & PACKAGING—2.8%
62,139	DS Smith plc (United Kingdom)	445
240,696	Orora Ltd. (Australia)	604
57,748	RPC Group plc (United Kingdom)	626
		1,675
DIVERSIFIED CONSUMER SERVICES—0.7%
442,000	Fu Shou Yuan International Group Ltd. (Cayman Islands)	422
DIVERSIFIED FINANCIAL SERVICES—0.9%
8,872	KBC Ancora (Belgium)	536
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
13,390	DNA OYJ (Finland)	$ 313
57,956	Infrastrutture Wireless Italiane SpA (Italy)[2]	467
		780
ELECTRICAL EQUIPMENT—0.8%
9,900	Mabuchi Motor Co. Ltd. (Japan)	497
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.1%
5,107	Barco NV (Belgium)	660
9,000	Iriso Electronics Co. Ltd. (Japan)	570
		1,230
ENERGY EQUIPMENT & SERVICES—1.3%
23,836	TGS-NOPEC Geophysical Co. (Norway)	752
FOOD & STAPLES RETAILING—1.1%
20,713	MARR SpA (Italy)	625
FOOD PRODUCTS—3.9%
7,644	AAK AB (Sweden)	675
111,887	Costa Group Holdings Ltd. (Australia)	610
10,900	Ezaki Glico Co. Ltd. (Japan)	587
58,230	Tate & Lyle plc (United Kingdom)	460
		2,332
HEALTH CARE EQUIPMENT & SUPPLIES—2.2%
9,901	Carl Zeiss Meditec AG (Germany)	673
6,514	Diasorin SpA (Italy)	614
		1,287
HEALTH CARE PROVIDERS & SERVICES—3.9%
34,642	Amplifon SpA (Italy)	647
59,673	Attendo AB (Sweden)[2]	606
9,012	NMC Health plc (United Kingdom)	441
49,200	UDG Healthcare plc (Ireland)	618
		2,312
HEALTH CARE TECHNOLOGY—0.5%
5,251	CompuGroup Medical SE (Germany)	274
HOTELS, RESTAURANTS & LEISURE—3.3%
84,808	Dalata Hotel Group plc (Ireland)*	675
56,048	Scandic Hotels Group AB (Sweden)[2]	552
82,211	SSP Group plc (United Kingdom)	735
		1,962
HOUSEHOLD DURABLES—1.0%
35,700	Sumitomo Forestry Co. Ltd. (Japan)	592
HOUSEHOLD PRODUCTS—1.2%
15,700	Pigeon Corp. (Japan)	736
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.2%
286,000	China Everbright Greentech Ltd. (Cayman Islands)*,2	267
59,100	Erex Co. Ltd. (Japan)	469
		736
INSURANCE—3.1%
89,364	Beazley plc (United Kingdom)	726
66,366	Storebrand ASA (Norway)	567
11,820	Topdanmark AS (Denmark)	556
		1,849

29

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
IT SERVICES—4.8%
43,938	Indra Sistemas SA (Spain)*	$ 607
89,323	Link Administration Holdings Ltd. (Australia)	556
10,900	SCSK Corp. (Japan)	466
2,996	Sopra Steria Group (France)	640
11,186	Worldline SA (France)*,2	564
		2,833
LEISURE PRODUCTS—0.5%
13,078	Thule Group AB (Sweden)[2]	302
LIFE SCIENCES TOOLS & SERVICES—0.9%
6,767	Gerresheimer AG (Germany)	550
MACHINERY—7.5%
26,800	CKD Corp. (Japan)	562
24,800	Fuji Machine Manufacturing Co. Ltd. (Japan)	445
180,000	Haitian International Holdings Ltd. (Cayman Islands)	479
124,766	Morgan Advanced Materials plc (United Kingdom)	590
8,017	Norma Group Se (Germany)	588
26,300	OSG Corp. (Japan)	582
17,500	THK Co. Ltd. (Japan)	610
28,984	Valmet OYJ (Finland)	549
		4,405
MEDIA—2.0%
53,759	Ascential plc (United Kingdom)	311
8,322	Kinepolis Group NV (Belgium)	581
4,087	Stroeer Se & Co. KGAA (Germany)	299
		1,191
MULTILINE RETAIL—2.1%
97,226	B&M European Value Retail SA (Luxembourg)	542
32,700	Marui Group Co. Ltd. (Japan)	678
		1,220
MULTI-UTILITIES—0.8%
127,030	Hera SpA (Italy)	470
OIL, GAS & CONSUMABLE FUELS—0.6%
5,650	Gaztransport Et Technigaz SA (France)	350
PROFESSIONAL SERVICES—6.2%
43,478	Applus Services SA (Spain)	588
15,001	Brunel International NV (Netherlands)	269
4,563	DKSH Holding AG (Switzerland)	366
217,905	Hays plc (United Kingdom)	537
17,400	Nihon M&A Center Inc. (Japan)	508
35,100	Outsourcing Inc. (Japan)	588
13,700	TechnoPro Holdings Inc. (Japan)	797
		3,653
COMMON STOCKS—Continued
Shares		Value
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.9%
9,014	Nexity SA (France)	$ 564
24,000	Relo Group Inc. (Japan)	539
		1,103
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
8,568	ASM International NV (Netherlands)	514
SPECIALTY RETAIL—4.9%
9,700	ABC-Mart Inc. (Japan)	639
37,200	BIC Camera Inc. (Japan)	610
4,000	Hikari Tsushin Inc. (Japan)	648
119,537	JD Sports Fashion plc (United Kingdom)	641
34,701	Tom Tailor Holding SE (Germany)*	374
		2,912
TEXTILES, APPAREL & LUXURY GOODS—0.6%
77,700	Samsonite International SA (Hong Kong)	351
THRIFTS & MORTGAGE FINANCE—1.9%
13,450	Aareal Bank AG (Germany)	673
31,600	Aruhi Corp. (Japan)	424
		1,097
TRADING COMPANIES & DISTRIBUTORS—1.9%
8,743	IMCD Group NV (Netherlands)	538
17,800	Kanamoto Co. Ltd. (Japan)	608
		1,146
TOTAL COMMON STOCKS
(Cost $49,489)		56,472

SHORT-TERM INVESTMENTS—4.4%
(Cost $2,611)
Principal Amount
REPURCHASE AGREEMENTS
$2,611	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $2,665)	2,611
TOTAL INVESTMENTS—100.0%
(Cost $52,100)		59,083
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		3
TOTAL NET ASSETS—100.0%		$59,086

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$—	$34,284	$—	$34,284
Latin America	—	1,168	—	1,168
30

Harbor International Small Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Pacific Basin	$—	$21,020	$—	$21,020
Short-Term Investments
Repurchase Agreements	—	2,611	—	2,611
Total Investments in Securities	$—	$59,083	$—	$59,083
There were no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2018.
Valuation Description	Balance Beginning at 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2018 (000s)
Preferred Stocks	$6	$—	$(6)	$—	$—	$—	$—	$—	$—

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2018, the aggregate value of these securities was $5,035 or 9% of net assets.
The accompanying notes are an integral part of the Financial Statements.
31

Harbor Global Leaders Fund
Manager’s Commentary (Unaudited)

Subadviser
Sands Capital Management, LLC
1000 Wilson Boulevard
Suite 3000
Arlington, VA 22209
Portfolio Manager
Sunil H. Thakor, CFA
Since 2017
Sands Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term growth of capital.
Sunil H. Thakor, CFA

Management’s Discussion of
Fund Performance
Market Review
An increasingly strengthening global economy continues to provide a favorable backdrop for shares of faster-growing businesses. Globally, investments are increasing, labor markets are strengthening, and consumer and business confidence remain buoyant. Additionally, the Organisation for Economic Co-operation and Development (OECD) increased GDP growth expectations to 3.9% for both 2018 and 2019 from 3.7%. In the U.S., the economy remains on a steady course with very low unemployment and rising wages, driven by consumer demand. In addition, reduced corporate tax expenses appear to be providing an extra tailwind to business investments across various sectors and industries, including artificial intelligence, autonomous driving, cyber security, e-commerce, and medicine—areas where we focus much of our research.
The strong macro fundamentals in the U.S. allowed for a relatively calm equity market in 2017. The CBOE Volatility Index (VIX) registered nine of its 10 lowest levels, and the series of market highs were accompanied by little market retracements. This low-volatility environment however reversed back to normal levels in the first quarter of 2018, as investor fears around rising interest rates, inflation, and a U.S.-China trade war increased.
In managing the Harbor Global Leaders Fund, we use an investment philosophy that is based on fundamental, bottom-up research, designed to identify leading growth businesses that we expect to generate sustainable above-average earnings growth over the long term, defined as five years or more. We invest in companies that operate in what we believe are promising business spaces, often supported by durable secular tailwinds that are capable of sustaining growth through economic cycles. We expect the strength of individual business fundamentals will be the primary driver of the Fund’s investment results over time. However, we pay attention to the macro environment in which these businesses are operating, and manage the portfolio with a ‘macro-aware’ approach.
Performance
Over the six months ended April 30, 2018, the Fund returned 8.17% (Institutional Class), 8.24% (Retirement Class), 8.04% (Administrative Class), and 7.95% (Investor Class) versus the 3.56% return of the MSCI All Country World (ND) Index. We believe strong business fundamentals were the primary drivers of results, while a supportive macroeconomic backdrop provided additional support. Many of the businesses in the Fund reported results that beat expectations and positive long-term outlooks.
On an absolute basis, the largest contributors to investment results were Zoetis, Adobe Systems, Visa, Verisk, and Ross Stores. Visa’s share price rose over the past year as the company consistently reported solid quarterly business results, and provided positive outlooks on its business. Our long-term view remains that the company should steadily grow earnings as it benefits from its market-leading position in the global secular shift to electronic payments from cash. In addition, we anticipate synergies from the Visa Europe acquisition to augment its growth over the next two years. Visa’s Europe operation was mutually owned by European banks until Visa Inc. acquired it in 2016. We expect the merger to result in cost efficiencies as well as a more robust global product offering that could result in additional revenue opportunities.
The largest detractors on an absolute basis were Taiwan Semiconductor, Inditex, Allergan, Celgene, and Recruit. Celgene shares were pressured after the company reported weak third quarter results and unexpectedly lowered its 2020 revenue guidance, which previously was considered conservative, by 5% to 10%. This report coincided with multiple setbacks in its inflammation franchise, including the Phase 3 trial failure of GED-0301 and an FDA refusal to file for Ozanimod, which treats multiple sclerosis. The series of shocks from an industry bellwether led to a significant derating of the stock, exacerbated by a broader rotation out of the sector amidst a challenging period for large cap pharmaceutical and biotechnology
32

Harbor Global Leaders Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Fund
Harbor Global Leaders Fund
Institutional Class[1]	8.17%	20.72%	11.64%	17.39%
Retirement Class[1,2]	8.24	20.84	11.67	17.41
Administrative Class[1]	8.04	20.43	11.35	17.10
Investor Class[1]	7.95	20.26	11.22	16.95
Comparative Index
MSCI All Country World (ND)[1]	3.56%	14.16%	8.80%	13.92%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.90% (Net) and 1.21% (Gross) (Institutional Class); 0.82% (Net) and 1.13% (Retirement Class); 1.15% (Net) and 1.46% (Gross) (Administrative Class); and 1.27% (Net) and 1.58% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
companies with clinical failures across the industry along with continued regulatory focus on drug pricing. We believe the company still has a very deep and broad pipeline with over 50 molecules across 100 indications, along with strong cash flow. The market estimates the company will generate approximately $30 billion in cash flow through 2020, and approximately $50 billion through 2022. Additionally, the company has a clean balance sheet with 0.5 times net debt-to-EBITDA to source growth externally.
Outlook & Strategy
To find the businesses we believe are best fits for the Fund, we use six investment criteria to guide bottom-up research. We seek businesses with: sustainable, above-average earnings growth; leadership positions in promising business spaces; significant competitive advantages; clear missions and value-added focus; financial strength; and rational valuations relative to long-term business prospects. The companies that typically fit this criteria operate in what we believe are promising business spaces, often supported by durable secular tailwinds that are typically more capable of sustaining growth through economic cycles. Therefore, we typically have greater exposure to the Consumer, Information Technology, and Healthcare sectors, where we more often find innovative companies that are creating new markets or are benefiting from secular growth. Conversely, we typically have lower exposure to slower growing and cyclical sectors such as Energy and Utilities, where we find fewer companies that meet our investment criteria.
In our view, the Fund is invested in businesses with resilient competitive advantages. This includes companies that we believe are: operating in industries with naturally limited competition, selling basic goods in structurally high return and defensible categories, and stable business models with high levels of recurring revenue.
We are optimistic about the health and growth of the businesses in the Fund. Regardless of the macroeconomic environment, we believe the businesses in the Fund are capable of producing strong business results and above-average growth over the long-term.

1	The “Life of Fund” return as shown reflects the period 03/01/2009 through 04/30/2018.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Sands Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
33

Harbor Global Leaders Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Visa Inc.	5.2%
2. Safran SA	4.4%
3. TransDigm Group Inc.	4.2%
4. Alibaba Group Holding Ltd. ADR	3.8%
5. HDFC Bank Ltd. ADR	3.8%
6. Recruit Holdings Co. Ltd.	3.7%
7. Adobe Systems Inc.	3.6%
8. Zoetis Inc.	3.6%
9. Alimentation Couche-Tard Inc.	3.4%
10. Starbucks Corp.	3.4%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)
North America	59.6%
United States	56.2%
Canada	3.4%
Pacific Basin	17.9%
Japan	8.6%
China	6.2%
Taiwan	3.1%
Europe	16.4%
France	9.3%
Germany	2.6%
United Kingdom	1.5%
Spain	1.5%
Switzerland	1.5%
Middle East/Central Asia	3.8%
India	3.8%
Latin America	2.3%
Mexico	2.3%
34

Harbor Global Leaders Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.3%
Shares		Value
AEROSPACE & DEFENSE—8.6%
19,050	Safran SA (France)	$ 2,234
6,710	TransDigm Group Inc. (United States)*	2,151
		4,385
AUTO COMPONENTS—2.1%
12,850	Aptiv plc (United States)	1,087
BANKS—3.8%
20,025	HDFC Bank Ltd. ADR (India)[1]	1,919
BEVERAGES—2.3%
12,270	Fomento Economico Mexicano SAB de CV ADR (Mexico)[1]	1,186
BIOTECHNOLOGY—1.4%
8,200	Celgene Corp. (United States)*	714
CAPITAL MARKETS—4.5%
21,550	Intercontinental Exchange Inc. (United States)	1,561
4,350	Moody's Corp. (United States)	706
		2,267
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.0%
2,530	Keyence Corp. (Japan)	1,543
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.5%
9,450	American Tower Corp. (United States)	1,289
FOOD & STAPLES RETAILING—3.4%
39,375	Alimentation Couche-Tard Inc. (Canada)	1,702
HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
8,550	Essilor International SA (France)	1,168
HEALTH CARE PROVIDERS & SERVICES—2.6%
13,075	Fresenius Medical Care AG & Co. KGaA (Germany)	1,327
HOTELS, RESTAURANTS & LEISURE—5.8%
212,725	Sands China Ltd. (China)	1,229
29,820	Starbucks Corp. (United States)	1,717
		2,946
INTERNET & DIRECT MARKETING RETAIL—3.0%
690	Booking Holdings Inc. (United States)*	1,503
INTERNET SOFTWARE & SERVICES—8.1%
10,825	Alibaba Group Holding Ltd. ADR (China)*,1	1,933
1,405	Alphabet Inc. Class A (United States)*	1,431
12,100	Rightmove plc (United Kingdom)	759
		4,123
IT SERVICES—5.2%
20,714	Visa Inc. (United States)	2,628
MEDIA—1.1%
13,750	Live Nation Entertainment Inc. (United States)*	543
MULTILINE RETAIL—4.3%
13,200	Dollar General Corp. (United States)	1,274
16,650	Don Quijote Holdings Co. Ltd. (Japan)	896
		2,170
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—5.3%
5,640	Allergan plc (United States)	$ 867
21,575	Zoetis Inc. (United States)	1,801
		2,668
PROFESSIONAL SERVICES—6.4%
80,250	Recruit Holdings Co. Ltd. (Japan)	1,850
13,250	Verisk Analytics Inc. (United States)*	1,411
		3,261
ROAD & RAIL—1.9%
7,265	Union Pacific Corp. (United States)	971
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.1%
40,400	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	1,553
SOFTWARE—12.5%
8,340	Adobe Systems Inc. (United States)*	1,848
9,770	Dassault Systemes SE (France)	1,266
4,750	Intuit Inc. (United States)	878
13,350	Salesforce.com Inc. (United States)*	1,615
5,850	Temenos Group AG (Switzerland)	736
		6,343
SPECIALTY RETAIL—3.8%
24,425	Industria de Diseno Textil SA (Spain)	757
14,400	Ross Stores Inc. (United States)	1,164
		1,921
TEXTILES, APPAREL & LUXURY GOODS—2.3%
17,300	NIKE Inc. (United States)	1,183
TOTAL COMMON STOCKS
(Cost $40,880)		50,400

SHORT-TERM INVESTMENTS—0.8%
(Cost $427)
Principal Amount
REPURCHASE AGREEMENTS
$427	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $438)	427
TOTAL INVESTMENTS—100.1%
(Cost $41,307)		50,827
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(64)
TOTAL NET ASSETS—100.0%		$50,763

35

Harbor Global Leaders Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$ 8,247	$—	$ 8,247
Latin America	1,186	—	—	1,186
Middle East/Central Asia	1,919	—	—	1,919
North America	30,044	—	—	30,044
Pacific Basin	3,486	5,518	—	9,004
Short-Term Investments
Repurchase Agreements	—	427	—	427
Total Investments in Securities	$36,635	$14,192	$—	$50,827
There were no Level 3 holdings at April 30, 2018 or October 31, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
36

Harbor Emerging Markets Equity Fund
Managers’ Commentary (Unaudited)

Subadviser
Oaktree Capital Management, L.P.
333 South Grand Avenue
28th Floor
Los Angeles, CA 90071
Portfolio Managers
Frank J. Carroll
Since 2013
Timothy D. Jensen
Since 2013
Oaktree has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Frank J. Carroll

Timothy D. Jensen

Management’s Discussion of
Fund Performance
Market Review
Emerging market equities performed well during the six months ended April 30, 2018. Although market volatility increased, the asset class was supported by positive earnings revisions, strong net inflows and some country specific developments.
Volatility returned to global equity markets during the latter part of the period. This represented a regime change after 2017, when equity markets rose continually and any pullbacks were shallow. Emerging market equities started the year in similar strong fashion before experiencing a 10%-plus correction from late January into mid-February 2018, coincident with corrections in the U.S. and most global markets. Equity markets experienced volatility for the rest of the period.
Emerging markets were affected by at least two major issues during the period – tighter monetary policy in the U.S. and China, and protectionist trade measures instigated by the U.S. The U.S. Federal Reserve has raised interest rates six times since this up-cycle commenced and is reducing its balance sheet. This has led to a significant increase in LIBOR and a much flatter Treasury yield curve. The Chinese government has been working to reduce shadow banking credit, and growth in Chinese monetary aggregates has slowed significantly. At some point in any tightening cycle, marginal credits encounter difficulty in rolling over debt. While we believe that most listed emerging markets companies have improved their balance sheets in recent years, it is incumbent on us to be more vigilant during a tightening cycle.
The Trump administration renegotiated a trade deal with South Korea, is renegotiating NAFTA, initiated tariffs on steel and some metals (before rolling back some) and has proposed two sets of punitive tariffs on Chinese imports. Markets have been whipsawed by “The Art of the Deal” negotiating tactics, falling on harsh announcements but rallying when the administration walks back threats. While President Trump believes it is possible to “win a trade war,” it is likely markets will suffer while hostilities are underway. We believe the Chinese leadership does not want a trade war. The Chinese have offered to open up trade in services, reduce tariffs on autos and some other products, and open more of their economy to foreign ownership. Our base case assumes a deal is reached, but negotiations will be most difficult over intellectual property and the Information Technology sector.
Russia performed well for most of the period on strong oil prices, but fell sharply after the U.S. announced a new set of sanctions against some Russian individuals and associated companies. Brazil benefitted from improving economic data and falling interest rates. Greece performed well due to improving economic growth and credit dynamics. Turkey was the largest underperformer during the period as the Lira depreciated significantly. India performed poorly through February and March 2018 following the introduction of a long-term capital gains tax, rising inflation estimates and lower-than-expected earnings, but rebounded in April and ended the period flat. Healthcare and Energy were the best sectors during the period; Consumer Discretionary and Telecommunications lagged. Emerging market currencies appreciated marginally.
Performance
Harbor Emerging Markets Equity Fund returned 5.46% (Institutional Class), 5.43% (Retirement Class), 5.32% (Administrative Class), and 5.30% (Investor Class) for the six months ended April 30, 2018, compared to the 4.80% return of the MSCI Emerging Markets (ND) Index.
Consistent with our bottom-up investment process, stock selection explained the bulk of the Fund’s outperformance. Stock selection in Brazil and South Africa contributed positively, and more than offset negative selection effects in Taiwan and Thailand. Our overweight allocation to Brazil helped drive performance, while our underweight exposure to Malaysia detracted.
37

Harbor Emerging Markets Equity Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Emerging Markets Equity Fund
Institutional Class[1]	5.46%	20.86%	N/A	3.61%
Retirement Class[1,2]	5.43	20.96	N/A	3.62
Administrative Class[1]	5.32	20.49	N/A	3.34
Investor Class[1]	5.30	20.50	N/A	3.23
Comparative Index
MSCI Emerging Markets (ND)[1]	4.80%	21.71%	N/A	5.01%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 1.15% (Net) and 1.43% (Gross) (Institutional Class); 1.07% (Net) and 1.35% (Gross) (Retirement Class); 1.40% (Net) and 1.68% (Gross) (Administrative Class); and 1.52% (Net) and 1.80% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 2/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
At the sector level, selection among Consumer Discretionary, Materials, Energy and Real Estate stocks had a positive effect. Stock selection among Consumer Staples, Financials and Telecommunications detracted, along with our overweight exposure to Financials.
Outlook & Strategy
Emerging market equities have performed well since early 2016 and the asset class continues to attract inflows. Valuations are not stretched in our opinion, as price-to-book value and price-to-earnings multiples are near the asset class’s long-term averages. They also continue to trade at discounts to developed markets. Earnings revisions have been strong, which we believe is a positive indicator for future company performance. Corporate governance trends have been positive in most markets and capital returns to investors have increased. We remain constructive and continue to conduct vigorous bottom-up research in order to invest the Fund in good companies with solid management and strong balance sheets at appropriate valuations.
There was a major style shift in emerging market equities during the period. Growth stocks outperformed value stocks through the end of 2017. A rotation out of growth and into value occurred during January, which continued for the remainder of the period. The Fund is more exposed to value oriented names, and we believe we are in the early stages of a strong value cycle.
The Fund holds overweight positions in Energy, Financials and Consumer Discretionary. We believe there is significant upside to merging market companies in the Financials sector given low prevailing valuations, improving non-performing loan dynamics and unsynchronized but generally improving economic growth across most of our markets. We continued to decrease our exposure to Information Technology throughout the period, and we think that some Information Technology stocks are now fully valued. At the country level, we remained overweight Brazil, China and Russia, and underweight Taiwan, South Korea and Malaysia.

1	The “Life of Fund” return as shown reflects the period 11/01/2013 through 04/30/2018.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Oaktree Capital Management, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
38

Harbor Emerging Markets Equity Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Holdings (% of net assets)
1. Samsung Electronics Co. Ltd.	7.2%
2. Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.9%
3. China Construction Bank Corp.	3.8%
4. Alibaba Group Holding Ltd. ADR	3.3%
5. Petroleo Brasileiro SA ADR	3.3%
6. Itau Unibanco Holding SA ADR	3.0%
7. Tencent Holdings Ltd.	2.9%
8. Lukoil PJSC ADR	2.6%
9. ICICI Bank Ltd. ADR	2.5%
10. Industrial & Commercial Bank of China Ltd.	2.5%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)
Pacific Basin	63.3%
China	37.0%
South Korea	13.9%
Taiwan	7.0%
Indonesia	2.4%
Thailand	1.2%
Japan	1.0%
Hong Kong	0.8%
Latin America	15.8%
Brazil	13.7%
Mexico	2.1%
Middle East/Central Asia	8.1%
India	7.5%
Pakistan	0.6%
Europe	7.9%
Russia	5.2%
Greece	1.7%
Hungary	1.0%
Africa	4.9%
South Africa	4.9%
39

Harbor Emerging Markets Equity Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.4%
Shares		Value
AIRLINES—1.2%
24,194	Azul SA ADR (Brazil)*,1	$ 750
AUTOMOBILES—3.2%
711,500	Baic Motor Corp. Ltd. (China)[2]	687
278,000	Brilliance China Automotive Holdings Ltd. (China)	495
5,938	Hyundai Motor Co. (South Korea)	885
		2,067
BANKS—22.1%
404,647	Alpha Bank AE (Greece)*	1,069
3,894,800	Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	898
2,363,000	China Construction Bank Corp. (China)	2,476
147,500	China Merchants Bank Co. Ltd. (China)	643
104,037	Grupo Financiero Banorte SAB de CV (Mexico)*	651
31,008	Hana Financial Group Inc. (South Korea)	1,378
188,565	ICICI Bank Ltd. ADR (India)[1]	1,605
1,881,000	Industrial & Commercial Bank of China Ltd. (China)	1,651
132,017	Itau Unibanco Holding SA ADR (Brazil)[1]	1,918
13,836	OTP Bank plc (Hungary)	603
78,839	Sberbank of Russia PJSC ADR (Russia)[1]	1,166
160,700	United Bank Ltd. (Pakistan)	279
		14,337
BEVERAGES—1.3%
126,741	AmBev SA ADR (Brazil)*,1	839
CHEMICALS—1.5%
322,500	Alpek SAB de CV (Mexico)*	461
36,142	PhosAgro PJSC GDR (Russia)[3]	521
2,684,000	Tianhe Chemicals Group Ltd. (China)*,2	— [x]
		982
CONSTRUCTION & ENGINEERING—1.0%
834,000	China Railway Group Ltd. (China)	668
CONSTRUCTION MATERIALS—4.3%
153,000	Anhui Conch Cement Co. Ltd. (China)	955
804,000	China National Building Material Co. Ltd. (China)	939
730,800	Semen Indonesia Persero TBK PT (Indonesia)*	505
1,957,800	West China Cement Ltd. (China)*	397
		2,796
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.5%
3,000	Largan Precision Co. Ltd. (Taiwan)	349
4,800	Murata Manufacturing Co. Ltd. (Japan)	606
		955
ENERGY EQUIPMENT & SERVICES—1.0%
642,000	China Oilfield Services Ltd. (China)	641
FOOD & STAPLES RETAILING—1.1%
35,910	Shoprite Holdings Ltd. (South Africa)	714
FOOD PRODUCTS—3.8%
89,445	BRF SA ADR (Brazil)*,1	638
964,600	Charoen Pokphand Foods PCL (Thailand)	744
21,419	Gruma SAB de CV (Mexico)	262
902,000	Want Want China Holdings Ltd. (China)	797
		2,441
HOTELS, RESTAURANTS & LEISURE—3.5%
82,775	China International Travel Service Corp. Ltd. (China)	676
COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—Continued
59,145	CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	$ 979
107,618	Sands China Ltd. (China)	622
		2,277
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.2%
770,000	China Longyuan Power Group Corp. Ltd. (China)	757
1,988,400	Datang International Power Generation Co. Ltd. (China)	651
		1,408
INSURANCE—2.0%
297,800	China Pacific Insurance Group Co. Ltd. (China)	1,314
INTERNET & DIRECT MARKETING RETAIL—0.7%
11,480	Ctrip.com International Ltd. ADR (China)*,1	470
INTERNET SOFTWARE & SERVICES—6.2%
11,899	Alibaba Group Holding Ltd. ADR (China)*,1	2,124
38,200	Tencent Holdings Ltd. (China)	1,878
		4,002
IT SERVICES—2.3%
82,809	Infosys Ltd. ADR (India)[1]	1,463
MACHINERY—1.1%
104,501	Samsung Heavy Industries Co. Ltd. (South Korea)*	714
METALS & MINING—3.0%
75,849	AngloGold Ashanti Ltd. ADR (South Africa)[1]	681
696,400	MMG Ltd. (Hong Kong)*	517
43,907	Petra Diamonds Ltd. (South Africa)*	41
48,435	Vale SA ADR (Brazil)*,1	670
		1,909
OIL, GAS & CONSUMABLE FUELS—9.6%
262,000	China Shenhua Energy Co. Ltd. (China)	643
5,041	CNOOC Ltd. ADR (China)[1]	852
25,286	Lukoil PJSC ADR (Russia)[1]	1,685
162,130	Petroleo Brasileiro SA ADR (Brazil)*,1	2,132
63,972	Reliance Industries Ltd. (India)	920
		6,232
PERSONAL PRODUCTS—1.9%
3,822	Amorepacific Corp. (South Korea)	1,244
PHARMACEUTICALS—1.0%
149,600	Sinopharm Group Co. Ltd. (China)	631
PROFESSIONAL SERVICES—0.1%
3,933	L&T Technology Services Ltd. (India)*,2	78
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.4%
432,800	Guangzhou R&F Properties Co. Ltd. (China)	1,029
207,000	Shimao Property Holdings Ltd. (China)	548
		1,577
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.4%
66,243	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	2,547
2,952,000	United Microelectronics Corp. (Taiwan)	1,592
		4,139
SPECIALTY RETAIL—3.8%
36,767	Foschini Group Ltd. (South Africa)	632

40

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
48,169	Mr Price Group Ltd. (South Africa)	$ 1,057
121,563	Petrobras Distribuidora SA (Brazil)*	797
		2,486
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—7.2%
1,892	Samsung Electronics Co. Ltd. (South Korea)	4,690 [y]
THRIFTS & MORTGAGE FINANCE—1.1%
37,897	Indiabulls Housing Finance Ltd. (India)	739
WIRELESS TELECOMMUNICATION SERVICES—1.9%
110,000	China Mobile Ltd. (China)	1,048
660,300	Sarana Menara Nusantara TBK PT (Indonesia)*	148
		1,196
TOTAL COMMON STOCKS
(Cost $52,463)		63,759

PARTICIPATION (EQUITY LINKED) NOTES—0.2%
Principal Amount
BANKS—0.2%
	United Bank Ltd. (Pakistan)*,2
$57,045	$0.22—06/19/2019	99
PARTICIPATION (EQUITY LINKED) NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—0.0%
	Reliance Industries Ltd. (India)*
$34	$0.01—07/10/2019	$ 1
TOTAL PARTICIPATION (EQUITY LINKED) NOTES
(Cost $95)		100

SHORT-TERM INVESTMENTS—1.6%
(Cost $1,045)
REPURCHASE AGREEMENTS
1,045	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $1,068)	1,045
TOTAL INVESTMENTS—100.2%
(Cost $53,603)		64,904
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.2)%		(99)
TOTAL NET ASSETS—100.0%		$64,805

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 681	$ 2,445	$ —	$ 3,126
Europe	—	5,045	—	5,045
Latin America	10,096	—	—	10,096
Middle East/Central Asia	3,068	2,016	—	5,084
Pacific Basin	5,993	29,725	4,690	40,408
Participation (Equity Linked) Notes
Middle East/Central Asia	—	100	—	100
Short-Term Investments
Repurchase Agreements	—	1,045	—	1,045
Total Investments in Securities	$19,838	$40,376	$4,690	$64,904
There were no transfers between Levels 1 and 2 during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
41

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2018.
Valuation Description	Balance Beginning at 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2018[w] (000s)
Common Stocks	$151	$826	$(143)	$—	$70	$(126)	$3,912	$—	$4,690
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2018 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Samsung Electronics Co. Ltd. (South Korea)	$ 4,690	Market Approach	Last Close Price	₩ 2,650,000
Tianhe Chemicals Group Ltd. (China)*	—	Market Approach	Liquidity Discount	HK$ 0.70
$ 4,690

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2018, the aggregate value of these securities was $864 or 1% of net assets.
3	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
h	Transferred from Level 2 to Level 3 due to unobservable market data for pricing input.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2018 (000s)
	Common Stocks	$1,297
x	Fair valued in accordance with Harbor Funds Valuation Procedures using liquidity discount which is a Level 3 input.
y	Fair valued in accordance with Harbor Funds Valuation Procedures using last close price which is a Level 3 input.
HK$	Hong Kong Dollar
₩	South Korean Won
The accompanying notes are an integral part of the Financial Statements.
42

Harbor International & Global Funds
StatementS of Assets and Liabilities—April 30, 2018 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
ASSETS
Investments, at identified cost*	$21,398,342	$556,512	$503,026	$52,100	$41,307	$53,603
Investments, at value(Including securities loaned of ($2,333,714, $884, $12,659, $0, $0, and $0)	$28,112,022	$574,081	$565,088	$56,472	$50,400	$63,859
Repurchase agreements	429,058	8,654	7,241	2,611	427	1,045
Cash	1	1	1	1	—	—
Foreign currency, at value (cost: $5,336, $2,020, $43, $15, $13, and $111)	5,336	2,007	43	15	13	111
Receivables for:
Investments sold	—	410	2,477	557	—	65
Foreign currency spot contracts	—	—	—	2	—	—
Capital shares sold	5,836	97	85	—	9	2
Dividends	83,472	2,644	1,538	186	23	87
Interest	137	—	—	—	—	—
Securities lending income	709	6	1	2	—	—
Purchased options, at value (cost: $14,434, $0, $0, $0, $0, and $0)	7,183	—	—	—	—	—
Withholding tax	42,215	269	297	28	21	—
Prepaid registration fees	20	30	25	28	25	28
Prepaid fund insurance	107	1	2	—	—	—
Other assets	3,412	70	88	25	18	16
Total Assets	28,689,508	588,270	576,886	59,927	50,936	65,213
LIABILITIES
Payables for:
Investments purchased	3,633	451	2,659	726	—	202
Foreign currency spot contracts	—	—	—	2	—	—
Capital shares reacquired	37,788	69	107	—	97	1
Collateral for securities loaned	2,448,993	941	13,197	—	—	—
Accrued expenses:
Management fees	13,321	350	346	41	31	51
12b-1 fees	365	2	8	—	3	1
Transfer agent fees	1,698	21	37	3	5	4
Trustees' fees and expenses	242	3	1	—	—	—
Other	17,120	460	395	69	37	149
Total Liabilities	2,523,160	2,297	16,750	841	173	408
NET ASSETS	$26,166,348	$585,973	$560,136	$59,086	$50,763	$64,805
Net Assets Consist of:
Paid-in capital	$16,394,917	$546,416	$494,286	$49,910	$39,873	$57,455
Accumulated undistributed net investment income/(loss)	(125,387)	2,729	274	44	(61)	(120)
Accumulated net realized gain/(loss)	2,761,419	10,667	(3,647)	2,150	1,431	(3,751)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	7,142,650	26,161	69,223	6,982	9,520	11,221
Unrealized appreciation/(depreciation) of other financial instruments	(7,251)	—	—	—	—	—
	$26,166,348	$585,973	$560,136	$59,086	$50,763	$64,805

The accompanying notes are an integral part of the Financial Statements.

43

	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$19,413,162	$251,780	$418,936	$44,685	$32,117	$58,412
Shares of beneficial interest[1]	286,893	21,656	26,682	3,145	1,280	5,166
Net asset value per share[2]	$ 67.67	$ 11.63	$ 15.70	$ 14.21	$ 25.09	$ 11.31
Retirement Class
Net assets	$ 5,013,778	$322,240	$100,974	$13,395	$ 5,405	$ 4,966
Shares of beneficial interest[1]	74,122	27,726	6,427	943	215	439
Net asset value per share[2]	$ 67.64	$ 11.62	$ 15.71	$ 14.21	$ 25.11	$ 11.30
Administrative Class
Net assets	$ 270,651	$ 6,095	$ 392	$ 374	$ 1,300	$ 674
Shares of beneficial interest[1]	4,010	525	25	26	52	60
Net asset value per share[2]	$ 67.49	$ 11.61	$ 15.69	$ 14.19	$ 24.70	$ 11.29
Investor Class
Net assets	$ 1,468,757	$ 5,858	$ 39,834	$ 632	$11,941	$ 753
Shares of beneficial interest[1]	21,907	507	2,551	45	489	67
Net asset value per share[2]	$ 67.05	$ 11.56	$ 15.61	$ 14.19	$ 24.41	$ 11.28

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
44

Harbor International & Global Funds
StatementS of Operations—Six Months Ended April 30, 2018 (Unaudited)

(All amounts in thousands)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
Investment Income
Dividends	$ 295,050	$ 7,268	$ 4,494	$ 513	$ 191	$ 428
Interest	3,025	13	9	3	1	2
Net securities lending income	1,765	25	54	3	—	—
Foreign taxes withheld	(25,007)	(696)	(417)	(49)	(7)	(58)
Total Investment Income	274,833	6,610	4,140	470	185	372
Operating Expenses
Management fees	101,859	1,778	1,781	234	185	293
12b-1 fees:
Administrative Class	391	4	1	—	2	—
Investor Class	2,050	7	30	1	15	1
Shareholder communications	—	1	9	4	2	1
Custodian fees	2,953	155	61	23	12	28
Transfer agent fees:
Institutional Class	10,388	101	173	19	14	25
Administrative Class	141	1	—	—	1	—
Investor Class	1,722	6	25	1	13	1
Retirement Class	224	12	3	1	—	—
Professional fees	281	17	7	5	3	5
Trustees' fees and expenses	509	8	6	1	1	1
Registration fees	115	30	31	28	32	30
Miscellaneous	—	7	7	5	5	6
Total expenses	120,633	2,127	2,134	322	285	391
Management fees waived	(11,598)	—	—	—	—	—
Transfer agent fees waived	(974)	(8)	(15)	(1)	(2)	(2)
Other expenses reimbursed	—	(187)	(81)	(62)	(38)	(34)
Net expenses	108,061	1,932	2,038	259	245	355
Net Investment Income/(Loss)	166,772	4,678	2,102	211	(60)	17
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments(net of foreign capital gains tax: $0, $0, $2, $0, $0 and $11)	2,941,754	13,193	(2,880)	2,133	1,536	2,913
Foreign currency transactions	(5,442)	171	(40)	5	(2)	(20)
Purchased options	—	—	—	13	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments(net of foreign capital gains tax accrual: $0, $4, $71, $0, $0, and $78)	(2,124,321)	(9,475)	2,371	(534)	2,276	(56)
Purchased options	(3,816)	(8)	—	—	—	—
Translations of assets and liabilities in foreign currencies	(231)	(49)	2	(1)	—	(2)
Net gain/(loss) on investment transactions	807,944	3,832	(547)	1,616	3,810	2,835
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 974,716	$ 8,510	$ 1,555	$1,827	$3,750	$2,852
The accompanying notes are an integral part of the Financial Statements.

45

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46

Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor International Growth Fund
	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 166,772	$ 507,821	$ 4,678	$ 3,530	$ 2,102	$ 3,122
Net realized gain/(loss) on investments	2,936,312	1,958,450	13,364	12,594	(2,920)	7,604
Change in net unrealized appreciation/(depreciation) of investments	(2,128,368)	3,304,314	(9,532)	30,614	2,373	63,001
Net increase/(decrease) in assets resulting from operations	974,716	5,770,585	8,510	46,738	1,555	73,727
Distributions to Shareholders
Net investment income:
Institutional Class	(427,401)	(621,061)	(2,071)	(2,150)	(3,975)	(3,507)
Retirement Class	(91,555)	(16,825)	(2,250)	(24)	(483)	(32)
Administrative Class	(4,695)	(7,902)	(2)	(3)	(4)	(3)
Investor Class	(23,742)	(31,061)	(38)	(23)	(105)	(119)
Net realized gain on investments:
Institutional Class	(1,032,938)	—	(5,107)	—	—	—
Retirement Class	(210,356)	—	(5,157)	—	—	—
Administrative Class	(14,020)	—	(7)	—	—	—
Investor Class	(74,234)	—	(131)	—	—	—
Total distributions to shareholders	(1,878,941)	(676,849)	(14,763)	(2,200)	(4,567)	(3,661)
Net Increase/(Decrease) Derived from Capital Share Transactions	(5,185,534)	(9,478,305)	268,806	126,258	160,862	38,423
Net increase/(decrease) in net assets	(6,089,759)	(4,384,569)	262,553	170,796	157,850	108,489
Net Assets
Beginning of period	32,256,107	36,640,676	323,420	152,624	402,286	293,797
End of period*	$26,166,348	$32,256,107	$585,973	$323,420	$560,136	$402,286
* Includes accumulated undistributed net investment income/(loss) of:	$ (125,387)	$ 255,234	$ 2,729	$ 2,412	$ 274	$ 2,739
The accompanying notes are an integral part of the Financial Statements.

47

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
(Unaudited)		(Unaudited)		(Unaudited)

$ 211	$ 205	$ (60)	$ 22	$ 17	$ 558
2,151	797	1,534	6,966	2,893	2,343
(535)	6,183	2,276	1,807	(58)	8,546
1,827	7,185	3,750	8,795	2,852	11,447

(235)	(197)	(11)	—	(499)	(397)
(78)	(7)	(5)	—	(46)	(16)
(1)	(2)	—	—	(2)	(2)
(2)	(2)	—	—	(4)	(4)

(301)	—	(2,536)	—	—	—
(91)	—	(390)	—	—	—
(3)	—	(102)	—	—	—
(4)	—	(1,035)	—	—	—
(715)	(208)	(4,079)	–	(551)	(419)
10,574	21,735	5,114	(1,913)	5,448	7,604
11,686	28,712	4,785	6,882	7,749	18,632

47,400	18,688	45,978	39,096	57,056	38,424
$59,086	$47,400	$50,763	$45,978	$64,805	$57,056
$ 44	$ 149	$ (61)	$ 15	$ (120)	$ 414
48

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor International Growth Fund
	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 1,170,378	$ 3,763,185	$ 91,158	$ 174,975	$101,436	$ 71,320
Reinvested distributions	1,264,571	537,811	7,160	2,114	3,875	3,417
Cost of shares reacquired	(9,748,113)	(14,157,214)	(69,590)	(141,031)	(46,540)	(53,734)
Cost of shares reacquired through redemption in-kind	—	(451,183)	—	—	—	—
Net increase/(decrease) in net assets	$(7,313,164)	$(10,307,401)	$ 28,728	$ 36,058	$ 58,771	$ 21,003
Retirement Class
Net proceeds from sale of shares	$ 3,245,271	$ 2,467,439	$272,755	$ 87,798	$ 79,947	$ 20,877
Reinvested distributions	289,406	16,825	7,256	23	483	32
Cost of shares reacquired	(1,005,262)	(795,107)	(46,375)	(1,773)	(4,111)	(2,156)
Net increase/(decrease) in net assets	$ 2,529,415	$ 1,689,157	$233,636	$ 86,048	$ 76,319	$ 18,753
Administrative Class
Net proceeds from sale of shares	$ 27,196	$ 141,969	$ 5,993	$ 10	$ 41	$ 480
Reinvested distributions	18,354	7,713	9	3	4	3
Cost of shares reacquired	(164,916)	(327,979)	(288)	—	(119)	(431)
Net increase/(decrease) in net assets	$ (119,366)	$ (178,297)	$ 5,714	$ 13	$ (74)	$ 52
Investor Class
Net proceeds from sale of shares	$ 74,547	$ 230,111	$ 824	$ 4,689	$ 28,987	$ 2,335
Reinvested distributions	96,300	30,486	169	23	103	117
Cost of shares reacquired	(453,266)	(942,361)	(265)	(574)	(3,244)	(3,837)
Net increase/(decrease) in net assets	$ (282,419)	$ (681,764)	$ 728	$ 4,138	$ 25,846	$ (1,385)
The accompanying notes are an integral part of the Financial Statements.

49

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
(Unaudited)		(Unaudited)		(Unaudited)

$5,007	$16,678	$ 1,838	$ 2,658	$ 6,953	$12,422
536	197	2,455	—	499	397
(520)	(1,932)	(1,048)	(5,092)	(2,956)	(7,659)
—	—	—	—	—	—
$5,023	$14,943	$ 3,245	$(2,434)	$ 4,496	$ 5,160

$5,426	$ 6,743	$ 1,096	$ 2,512	$ 844	$ 2,375
169	7	395	—	46	15
(117)	(123)	(435)	(396)	(349)	(23)
$5,478	$ 6,627	$ 1,056	$ 2,116	$ 541	$ 2,367

$ —	$ 27	$ 80	$ 142	$ 400	$ —
4	2	102	—	2	2
(10)	—	(79)	(450)	—	—
$ (6)	$ 29	$ 103	$ (308)	$ 402	$ 2

$ 124	$ 135	$ 1,510	$ 2,647	$ 712	$ 637
5	2	1,035	—	4	4
(50)	(1)	(1,835)	(3,934)	(707)	(566)
$ 79	$ 136	$ 710	$(1,287)	$ 9	$ 75
50

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor International Growth Fund
	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
	(Unaudited)		(Unaudited)		(Unaudited)
SHARES
Institutional Class
Shares sold	17,018	58,718	7,794	16,414	6,269	5,171
Shares issued due to reinvestment of distributions	18,840	9,241	626	220	248	282
Shares reacquired	(141,000)	(219,793)	(5,893)	(12,889)	(2,904)	(3,920)
Shares reacquired through redemption in-kind	—	(6,735)	—	—	—	—
Net increase/(decrease) in shares outstanding	(105,142)	(158,569)	2,527	3,745	3,613	1,533
Beginning of period	392,035	550,604	19,129	15,384	23,069	21,536
End of period	286,893	392,035	21,656	19,129	26,682	23,069
Retirement Class
Shares sold	46,497	37,073	23,212	7,818	5,072	1,542
Shares issued due to reinvestment of distributions	4,314	289	635	2	31	2
Shares reacquired	(14,701)	(11,616)	(3,963)	(161)	(259)	(144)
Net increase/(decrease) in shares outstanding	36,110	25,746	19,884	7,659	4,844	1,400
Beginning of period	38,012	12,266	7,842	183	1,583	183
End of period	74,122	38,012	27,726	7,842	6,427	1,583
Administrative Class
Shares sold	394	2,183	522	1	3	34
Shares issued due to reinvestment of distributions	274	133	1	—	—	—
Shares reacquired	(2,387)	(5,098)	(24)	—	(8)	(30)
Net increase/(decrease) in shares outstanding	(1,719)	(2,782)	499	1	(5)	4
Beginning of period	5,729	8,511	26	25	30	26
End of period	4,010	5,729	525	26	25	30
Investor Class
Shares sold	1,088	3,644	71	462	1,793	169
Shares issued due to reinvestment of distributions	1,446	528	15	3	6	10
Shares reacquired	(6,636)	(14,877)	(23)	(55)	(206)	(274)
Net increase/(decrease) in shares outstanding	(4,102)	(10,705)	63	410	1,593	(95)
Beginning of period	26,009	36,714	444	34	958	1,053
End of period	21,907	26,009	507	444	2,551	958
The accompanying notes are an integral part of the Financial Statements.

51

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
(Unaudited)		(Unaudited)		(Unaudited)

349	1,303	74	120	594	1,328
38	19	101	—	47	48
(35)	(155)	(42)	(228)	(263)	(823)
—	—	—	—	—	—
352	1,167	133	(108)	378	553
2,793	1,626	1,147	1,255	4,788	4,235
3,145	2,793	1,280	1,147	5,166	4,788

387	504	44	106	76	237
12	1	16	—	4	2
(8)	(11)	(18)	(17)	(32)	(3)
391	494	42	89	48	236
552	58	173	84	391	155
943	552	215	173	439	391

—	2	3	6	34	—
—	—	4	—	1	—
(1)	—	(3)	(20)	—	—
(1)	2	4	(14)	35	—
27	25	48	62	25	25
26	27	52	48	60	25

9	12	61	111	63	64
—	—	43	—	—	1
(3)	—	(75)	(187)	(61)	(56)
6	12	29	(76)	2	9
39	27	460	536	65	56
45	39	489	460	67	65
52

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 69.90	$ 60.30	$ 65.67	$ 68.09	$ 70.79	$ 59.12
Income from Investment Operations
Net investment income/(loss)[a]	0.38 [e]	0.97 [e]	0.99 [e]	1.22 [e]	1.25	1.24
Net realized and unrealized gains/(losses) on investments	1.63	9.79	(3.51)	(2.22)	(2.45)	11.69
Total from investment operations	2.01	10.76	(2.52)	(1.00)	(1.20)	12.93
Less Distributions
Dividends from net investment income	(1.24)	(1.16)	(1.08)	(1.42)	(1.50)	(1.26)
Distributions from net realized capital gains[1]	(3.00)	—	(1.77)	—	—	—
Total distributions	(4.24)	(1.16)	(2.85)	(1.42)	(1.50)	(1.26)
Proceeds from redemption fees	—	—	—	—	—	— *
Net asset value end of period	67.67	69.90	60.30	65.67	68.09	70.79
Net assets end of period (000s)	$19,413,162	$27,401,853	$33,201,899	$41,195,827	$43,385,100	$39,828,959
Ratios and Supplemental Data (%)
Total return[b]	2.92% [c]	18.24%	(3.74)%	(1.48)%	(1.69)%	22.19%
Ratio of total expenses to average net assets[2]	0.81 [d]	0.81	0.79	0.76	0.76	0.76
Ratio of net expenses to average net assets[a]	0.72 [d]	0.80	0.77	0.74	0.73	0.74
Ratio of net investment income to average net assets[a]	1.10 [d]	1.51	1.66	1.80	1.78	1.96
Portfolio turnover	7 [c]	13	14	25	11	10

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 69.57	$ 59.99	$ 65.32	$ 67.48	$ 70.18	$ 58.63
Income from Investment Operations
Net investment income/(loss)[a]	0.29 [e]	0.79 [e]	0.79 [e]	1.04 [e]	1.91 [i]	1.03
Net realized and unrealized gains/(losses) on investments	1.63	9.77	(3.44)	(2.20)	(3.27)	11.63
Total from investment operations	1.92	10.56	(2.65)	(1.16)	(1.36)	12.66
Less Distributions
Dividends from net investment income	(1.00)	(0.98)	(0.91)	(1.00)	(1.34)	(1.11)
Distributions from net realized capital gains[1]	(3.00)	—	(1.77)	—	—	—
Total distributions	(4.00)	(0.98)	(2.68)	(1.00)	(1.34)	(1.11)
Proceeds from redemption fees	—	—	—	—	—	— *
Net asset value end of period	67.49	69.57	59.99	65.32	67.48	70.18
Net assets end of period (000s)	$ 270,651	$ 398,584	$ 510,575	$ 831,967	$ 961,478	$ 2,896,387
Ratios and Supplemental Data (%)
Total return[b]	2.80% [c]	17.93%	(3.97)%	(1.73)%	(1.93)%	21.87%
Ratio of total expenses to average net assets[2]	1.06 [d]	1.06	1.04	1.01	1.01	1.01
Ratio of net expenses to average net assets[a]	0.97 [d]	1.05	1.02	0.99	0.98	0.99
Ratio of net investment income to average net assets[a]	0.86 [d]	1.22	1.33	1.54	1.85	1.66
Portfolio turnover	7 [c]	13	14	25	11	10
See page 65 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

53

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$ 69.91	$ 60.32	$ 57.14

0.49 [e]	0.94 [e]	0.68 [e]
1.54	9.85	2.50
2.03	10.79	3.18

(1.30)	(1.20)	—
(3.00)	—	—
(4.30)	(1.20)	—
—	—	—
67.64	69.91	60.32
$5,013,778	$2,657,442	$739,842

2.96% [c]	18.30%	5.57% [c]
0.73 [d]	0.74	0.75 [d]
0.64 [d]	0.73	0.72 [d]
1.43 [d]	1.42	1.68 [d]
7 [c]	13	14 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013
(Unaudited)
$ 69.14	$ 59.61	$ 64.86	$ 67.23	$ 69.92	$ 58.42

0.27 [e]	0.72 [e]	0.73 [e]	0.96 [e]	1.07	1.01
1.60	9.71	(3.43)	(2.19)	(2.51)	11.54
1.87	10.43	(2.70)	(1.23)	(1.44)	12.55

(0.96)	(0.90)	(0.78)	(1.14)	(1.25)	(1.05)
(3.00)	—	(1.77)	—	—	—
(3.96)	(0.90)	(2.55)	(1.14)	(1.25)	(1.05)
—	—	—	—	—	— *
67.05	69.14	59.61	64.86	67.23	69.92
$1,468,757	$1,798,228	$2,188,360	$3,756,852	$4,786,270	$5,279,866

2.74% [c]	17.79%	(4.09)%	(1.84)%	(2.05)%	21.76%
1.18 [d]	1.18	1.16	1.13	1.13	1.13
1.09 [d]	1.17	1.14	1.11	1.10	1.11
0.79 [d]	1.13	1.23	1.43	1.46	1.60
7 [c]	13	14	25	11	10
54

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016 [g]
	(Unaudited)
Net asset value beginning of period	$ 11.79	$ 9.77	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.10 [e]	0.17 [e]	0.20 [e]
Net realized and unrealized gains/(losses) on investments	0.14	1.98	(0.42)
Total from investment operations	0.24	2.15	(0.22)
Less Distributions
Dividends from net investment income	(0.12)	(0.13)	(0.01)
Distributions from net realized capital gains[1]	(0.28)	—	—
Total distributions	(0.40)	(0.13)	(0.01)
Net asset value end of period	11.63	11.79	9.77
Net assets end of period (000s)	$251,780	$225,473	$150,263
Ratios and Supplemental Data (%)
Total return[b]	2.09% [c]	22.29%	(2.25)% [c]
Ratio of total expenses to average net assets[2]	0.93 [d]	1.07	1.22 [d]
Ratio of net expenses to average net assets[a]	0.85 [d]	0.85	0.85 [d]
Ratio of net investment income to average net assets[a]	1.78 [d]	1.59	2.13 [d]
Portfolio turnover	21 [c]	46	68 [c]

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016 [g]
	(Unaudited)
Net asset value beginning of period	$ 11.76	$ 9.75	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.18 [e]	0.14 [e]	0.13 [e]
Net realized and unrealized gains/(losses) on investments	0.04	1.97	(0.38)
Total from investment operations	0.22	2.11	(0.25)
Less Distributions
Dividends from net investment income	(0.09)	(0.10)	— *
Distributions from net realized capital gains[1]	(0.28)	—	—
Total distributions	(0.37)	(0.10)	— *
Net asset value end of period	11.61	11.76	9.75
Net assets end of period (000s)	$ 6,095	$ 310	$ 246
Ratios and Supplemental Data (%)
Total return[b]	1.95% [c]	21.91%	(2.49)% [c]
Ratio of total expenses to average net assets[2]	1.18 [d]	1.32	1.46 [d]
Ratio of net expenses to average net assets[a]	1.10 [d]	1.10	1.10 [d]
Ratio of net investment income to average net assets[a]	3.18 [d]	1.29	1.39 [d]
Portfolio turnover	21 [c]	46	68 [c]
See page 65 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

55

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$ 11.79	$ 9.77	$ 9.21

0.13 [e]	0.14 [e]	0.06 [e]
0.10	2.01	0.50
0.23	2.15	0.56

(0.12)	(0.13)	—
(0.28)	—	—
(0.40)	(0.13)	—
11.62	11.79	9.77
$322,240	$92,442	$1,786

2.08% [c]	22.35%	6.08% [c]
0.85 [d]	0.99	1.17 [d]
0.77 [d]	0.77	0.80 [d]
2.15 [d]	1.27	0.97 [d]
21 [c]	46	68 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [g]
(Unaudited)
$ 11.71	$ 9.74	$10.00

0.08 [e]	0.14 [e]	0.12 [e]
0.13	1.96	(0.38)
0.21	2.10	(0.26)

(0.08)	(0.13)	—
(0.28)	—	—
(0.36)	(0.13)	—
11.56	11.71	9.74
$ 5,858	$ 5,195	$ 329

1.91% [c]	21.82%	(2.60)% [c]
1.30 [d]	1.44	1.59 [d]
1.22 [d]	1.22	1.22 [d]
1.41 [d]	1.31	1.28 [d]
21 [c]	46	68 [c]
56

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013 [j]
	(Unaudited)
Net asset value beginning of period	$ 15.69	$ 12.89	$ 12.71	$ 12.75	$ 13.01	$ 11.60
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [e]	0.13 [e]	0.17 [e]	0.15 [e]	0.16	0.44
Net realized and unrealized gains/(losses) on investments	0.13	2.84	0.14	— *	(0.23)	1.67
Total from investment operations	0.19	2.97	0.31	0.15	(0.07)	2.11
Less Distributions
Dividends from net investment income	(0.18)	(0.17)	(0.13)	(0.19)	(0.19)	(0.70)
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	(0.18)	(0.17)	(0.13)	(0.19)	(0.19)	(0.70)
Proceeds from redemption fees	—	—	—	—	—	— *
Net asset value end of period	15.70	15.69	12.89	12.71	12.75	13.01
Net assets end of period (000s)	$418,936	$362,035	$277,638	$254,461	$196,062	$196,412
Ratios and Supplemental Data (%)
Total return[b]	1.20% [c]	23.38%	2.46%	1.22%	(0.54)%	19.09%
Ratio of total expenses to average net assets[2]	0.89 [d]	0.91	0.90	0.89	0.88	0.93
Ratio of net expenses to average net assets[a]	0.85 [d]	0.85	0.85	0.85	0.85	0.89
Ratio of net investment income to average net assets[a]	0.81 [d]	0.92	1.36	1.19	1.23	1.38
Portfolio turnover	14 [c]	13	19	20	30	166

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013 [j]
	(Unaudited)
Net asset value beginning of period	$ 15.67	$ 12.87	$ 12.63	$ 12.66	$ 12.93	$ 11.52
Income from Investment Operations
Net investment income/(loss)[a]	0.03 [e]	0.09 [e]	0.16 [e]	0.15 [e]	(0.08)	0.01
Net realized and unrealized gains/(losses) on investments	0.13	2.84	0.12	(0.03)	(0.03)	2.07
Total from investment operations	0.16	2.93	0.28	0.12	(0.11)	2.08
Less Distributions
Dividends from net investment income	(0.14)	(0.13)	(0.04)	(0.15)	(0.16)	(0.67)
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	(0.14)	(0.13)	(0.04)	(0.15)	(0.16)	(0.67)
Proceeds from redemption fees	—	—	—	—	—	— *
Net asset value end of period	15.69	15.67	12.87	12.63	12.66	12.93
Net assets end of period (000s)	$ 392	$ 466	$ 333	$ 329	$ 675	$ 919
Ratios and Supplemental Data (%)
Total return[b]	1.04% [c]	23.08%	2.21%	0.96%	(0.83)%	18.89%
Ratio of total expenses to average net assets[2]	1.14 [d]	1.16	1.15	1.14	1.13	1.18
Ratio of net expenses to average net assets[a]	1.10 [d]	1.10	1.10	1.10	1.10	1.14
Ratio of net investment income to average net assets[a]	0.42 [d]	0.66	1.25	1.20	1.08	1.09
Portfolio turnover	14 [c]	13	19	20	30	166
See page 65 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

57

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$ 15.71	$ 12.90	$11.76

0.10 [e]	0.17 [e]	0.09 [e]
0.09	2.81	1.05
0.19	2.98	1.14

(0.19)	(0.17)	—
—	—	—
(0.19)	(0.17)	—
—	—	—
15.71	15.71	12.90
$100,974	$24,872	$2,360

1.21% [c]	23.52%	9.69% [c]
0.81 [d]	0.84	0.86 [d]
0.77 [d]	0.77	0.80 [d]
1.31 [d]	1.19	1.06 [d]
14 [c]	13	19 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013 [j]
(Unaudited)
$ 15.57	$ 12.79	$ 12.60	$ 12.64	$ 12.89	$ 11.50

0.08 [e]	0.07 [e]	0.12 [e]	0.10 [e]	— *	0.06
0.08	2.82	0.15	— *	(0.11)	1.99
0.16	2.89	0.27	0.10	(0.11)	2.05

(0.12)	(0.11)	(0.08)	(0.14)	(0.14)	(0.66)
—	—	—	—	—	—
(0.12)	(0.11)	(0.08)	(0.14)	(0.14)	(0.66)
—	—	—	—	—	— *
15.61	15.57	12.79	12.60	12.64	12.89
$39,834	$14,913	$13,466	$15,978	$17,429	$20,458

1.01% [c]	22.89%	2.15%	0.81%	(0.85)%	18.60%
1.26 [d]	1.28	1.27	1.26	1.25	1.30
1.22 [d]	1.22	1.22	1.22	1.22	1.26
0.98 [d]	0.54	0.99	0.79	0.87	0.98
14 [c]	13	19	20	30	166
58

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL SMALL CAP FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016 [h]
	(Unaudited)
Net asset value beginning of period	$ 13.90	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.05 [e]	0.10 [e]	0.11 [e]
Net realized and unrealized gains/(losses) on investments	0.44	3.15	0.66
Total from investment operations	0.49	3.25	0.77
Less Distributions
Dividends from net investment income	(0.08)	(0.12)	—
Distributions from net realized capital gains[1]	(0.10)	—	—
Total distributions	(0.18)	(0.12)	—
Net asset value end of period	14.21	13.90	10.77
Net assets end of period (000s)	$44,685	$38,818	$17,509
Ratios and Supplemental Data (%)
Total return[b]	3.59% [c]	30.59%	7.70% [c]
Ratio of total expenses to average net assets[2]	1.18 [d]	1.42	2.55 [d]
Ratio of net expenses to average net assets[a]	0.95 [d]	0.95	0.95 [d]
Ratio of net investment income to average net assets[a]	0.74 [d]	0.81	1.40 [d]
Portfolio turnover	21 [c]	44	35 [c]

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016 [h]
	(Unaudited)
Net asset value beginning of period	$ 13.87	$ 10.75	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.03 [e]	0.07 [e]	0.09 [e]
Net realized and unrealized gains/(losses) on investments	0.44	3.15	0.66
Total from investment operations	0.47	3.22	0.75
Less Distributions
Dividends from net investment income	(0.05)	(0.10)	—
Distributions from net realized capital gains[1]	(0.10)	—	—
Total distributions	(0.15)	(0.10)	—
Net asset value end of period	14.19	13.87	10.75
Net assets end of period (000s)	$ 374	$ 371	$ 263
Ratios and Supplemental Data (%)
Total return[b]	3.43% [c]	30.25%	7.50% [c]
Ratio of total expenses to average net assets[2]	1.43 [d]	1.67	2.80 [d]
Ratio of net expenses to average net assets[a]	1.20 [d]	1.20	1.20 [d]
Ratio of net investment income to average net assets[a]	0.44 [d]	0.59	1.16 [d]
Portfolio turnover	21 [c]	44	35 [c]
See page 65 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

59

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [h]
(Unaudited)
$ 13.90	$10.77	$10.00

0.06 [e]	0.08 [e]	0.06 [e]
0.44	3.18	0.71
0.50	3.26	0.77

(0.09)	(0.13)	—
(0.10)	—	—
(0.19)	(0.13)	—
14.21	13.90	10.77
$13,395	$7,671	$ 629

3.64% [c]	30.67%	7.70% [c]
1.10 [d]	1.35	2.50 [d]
0.87 [d]	0.87	0.90 [d]
0.87 [d]	0.60	0.73 [d]
21 [c]	44	35 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [h]
(Unaudited)
$ 13.86	$10.74	$10.00

0.03 [e]	0.06 [e]	0.10 [e]
0.44	3.14	0.64
0.47	3.20	0.74

(0.04)	(0.08)	—
(0.10)	—	—
(0.14)	(0.08)	—
14.19	13.86	10.74
$ 632	$ 540	$ 287

3.40% [c]	30.10%	7.40% [c]
1.55 [d]	1.79	2.92 [d]
1.32 [d]	1.32	1.32 [d]
0.37 [d]	0.53	1.33 [d]
21 [c]	44	35 [c]
60

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL LEADERS FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017 [k]	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 25.31	$ 20.29	$ 21.83	$ 23.79	$ 23.78	$ 17.99
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	0.03 [e]	0.01 [e]	(0.01) [e]	0.05	0.08
Net realized and unrealized gains/(losses) on investments	2.01	4.99	(0.83)	0.65	2.18	6.26
Total from investment operations	1.99	5.02	(0.82)	0.64	2.23	6.34
Less Distributions
Dividends from net investment income	(0.01)	—	—	(0.03)	(0.07)	(0.06)
Distributions from net realized capital gains[1]	(2.20)	—	(0.72)	(2.57)	(2.15)	(0.49)
Total distributions	(2.21)	—	(0.72)	(2.60)	(2.22)	(0.55)
Proceeds from redemption fees	—	—	—	—	—	— *
Net asset value end of period	25.09	25.31	20.29	21.83	23.79	23.78
Net assets end of period (000s)	$32,117	$29,034	$25,471	$34,402	$26,601	$24,734
Ratios and Supplemental Data (%)
Total return[b]	8.17% [c]	24.74%	(3.90)%	2.97%	10.08%	36.24%
Ratio of total expenses to average net assets[2]	1.06 [d]	1.21	1.04	1.01	1.08	1.24
Ratio of net expenses to average net assets[a]	0.90 [d]	0.90	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets[a]	(0.15) [d]	0.14	0.04	(0.06)	0.22	0.44
Portfolio turnover	11 [c]	123	76	106	141	110

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017 [k]	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 24.97	$ 20.06	$ 21.65	$ 23.63	$ 23.65	$ 17.90
Income from Investment Operations
Net investment income/(loss)[a]	(0.05) [e]	(0.04) [e]	(0.05) [e]	(0.07) [e]	0.01	0.04
Net realized and unrealized gains/(losses) on investments	1.98	4.95	(0.82)	0.66	2.14	6.22
Total from investment operations	1.93	4.91	(0.87)	0.59	2.15	6.26
Less Distributions
Dividends from net investment income	—	—	—	—	(0.02)	(0.02)
Distributions from net realized capital gains[1]	(2.20)	—	(0.72)	(2.57)	(2.15)	(0.49)
Total distributions	(2.20)	—	(0.72)	(2.57)	(2.17)	(0.51)
Proceeds from redemption fees	—	—	—	—	—	— *
Net asset value end of period	24.70	24.97	20.06	21.65	23.63	23.65
Net assets end of period (000s)	$ 1,300	$ 1,204	$ 1,253	$ 1,198	$ 802	$ 562
Ratios and Supplemental Data (%)
Total return[b]	8.04% [c]	24.48%	(4.17)%	2.74%	9.77%	35.89%
Ratio of total expenses to average net assets[2]	1.31 [d]	1.46	1.29	1.26	1.33	1.49
Ratio of net expenses to average net assets[a]	1.15 [d]	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets[a]	(0.40) [d]	(0.13)	(0.23)	(0.31)	(0.01)	0.17
Portfolio turnover	11 [c]	123	76	106	141	110
See page 65 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

61

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017 [k]	2016 [f]
(Unaudited)
$25.33	$20.29	$19.79

(0.01) [e]	0.08 [e]	(0.03) [e]
2.02	4.96	0.53
2.01	5.04	0.50

(0.03)	—	—
(2.20)	—	—
(2.23)	—	—
—	—	—
25.11	25.33	20.29
$5,405	$4,376	$1,713

8.24% [c]	24.84%	2.53% [c]
0.98 [d]	1.13	1.00 [d]
0.82 [d]	0.83	0.85 [d]
(0.07) [d]	0.32	(0.18) [d]
11 [c]	123	76

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017 [k]	2016	2015	2014	2013
(Unaudited)
$ 24.72	$ 19.89	$ 21.49	$ 23.51	$23.54	$17.83

(0.06) [e]	(0.06) [e]	(0.07) [e]	(0.10) [e]	(0.03)	0.01
1.95	4.89	(0.81)	0.65	2.15	6.20
1.89	4.83	(0.88)	0.55	2.12	6.21

—	—	—	—	— *	(0.01)
(2.20)	—	(0.72)	(2.57)	(2.15)	(0.49)
(2.20)	—	(0.72)	(2.57)	(2.15)	(0.50)
—	—	—	—	—	— *
24.41	24.72	19.89	21.49	23.51	23.54
$11,941	$11,364	$10,659	$13,693	$8,584	$5,988

7.95% [c]	24.28%	(4.25)%	2.57%	9.68%	35.76%
1.43 [d]	1.58	1.41	1.38	1.45	1.61
1.27 [d]	1.27	1.27	1.27	1.27	1.27
(0.52) [d]	(0.25)	(0.35)	(0.44)	(0.17)	0.04
11 [c]	123	76	106	141	110
62

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 10.83	$ 8.59	$ 7.89	$ 10.05	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	— *,e	0.11 [e]	0.07 [e]	0.08 [e]	0.05
Net realized and unrealized gains/(losses) on investments	0.58	2.22	0.71	(2.19)	— *
Total from investment operations	0.58	2.33	0.78	(2.11)	0.05
Less Distributions
Dividends from net investment income	(0.10)	(0.09)	(0.08)	(0.05)	—
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.10)	(0.09)	(0.08)	(0.05)	—
Net asset value end of period	11.31	10.83	8.59	7.89	10.05
Net assets end of period (000s)	$58,412	$51,849	$36,390	$41,927	$27,294
Ratios and Supplemental Data (%)
Total return[b]	5.46% [c]	27.54%	9.99%	(21.10)%	0.50%
Ratio of total expenses to average net assets[2]	1.27 [d]	1.43	1.49	1.47	2.34 [d]
Ratio of net expenses to average net assets[a]	1.15 [d]	1.15	1.15	1.17	1.25 [d]
Ratio of net investment income to average net assets[a]	0.02 [d]	1.13	0.93	0.90	0.78 [d]
Portfolio turnover	31 [c]	59	49	58	50 [c]

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 10.80	$ 8.58	$ 7.87	$ 10.03	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	0.08 [e]	0.05 [e]	0.04 [e]	0.05
Net realized and unrealized gains/(losses) on investments	0.59	2.22	0.71	(2.18)	(0.02)
Total from investment operations	0.57	2.30	0.76	(2.14)	0.03
Less Distributions
Dividends from net investment income	(0.08)	(0.08)	(0.05)	(0.02)	—
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.08)	(0.08)	(0.05)	(0.02)	—
Net asset value end of period	11.29	10.80	8.58	7.87	10.03
Net assets end of period (000s)	$ 674	$ 275	$ 217	$ 197	$ 250
Ratios and Supplemental Data (%)
Total return[b]	5.32% [c]	27.04%	9.81%	(21.36)%	0.30%
Ratio of total expenses to average net assets[2]	1.52 [d]	1.68	1.74	1.72	2.59 [d]
Ratio of net expenses to average net assets[a]	1.40 [d]	1.40	1.40	1.43	1.50 [d]
Ratio of net investment income to average net assets[a]	(0.31) [d]	0.85	0.69	0.49	0.47 [d]
Portfolio turnover	31 [c]	59	49	58	50 [c]
See page 65 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$10.83	$ 8.59	$ 6.90

0.01 [e]	0.13 [e]	0.05 [e]
0.57	2.21	1.64
0.58	2.34	1.69

(0.11)	(0.10)	—
—	—	—
(0.11)	(0.10)	—
11.30	10.83	8.59
$4,966	$4,232	$1,335

5.43% [c]	27.62%	24.49% [c]
1.19 [d]	1.35	1.45 [d]
1.07 [d]	1.08	1.10 [d]
0.10 [d]	1.32	0.95 [d]
31 [c]	59	49 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014
(Unaudited)
$10.78	$ 8.56	$ 7.85	$ 10.01	$10.00

(0.02) [e]	0.07 [e]	0.05 [e]	0.04 [e]	0.03
0.59	2.22	0.70	(2.18)	(0.02)
0.57	2.29	0.75	(2.14)	0.01

(0.07)	(0.07)	(0.04)	(0.02)	—
—	—	—	—	—
(0.07)	(0.07)	(0.04)	(0.02)	—
11.28	10.78	8.56	7.85	10.01
$ 753	$ 700	$ 482	$ 406	$ 454

5.30% [c]	27.00%	9.69%	(21.45)%	0.10%
1.64 [d]	1.80	1.86	1.84	2.71 [d]
1.52 [d]	1.52	1.52	1.55	1.62 [d]
(0.40) [d]	0.75	0.69	0.40	0.45 [d]
31 [c]	59	49	58	50 [c]
64

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
1	Includes both short-term and long-term capital gains
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based on average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period November 2, 2015 (inception) through October 31, 2016
h	For the period February 1, 2016 (inception) through October 31, 2016
i	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.
j	Effective May 21, 2013, Harbor International Growth Fund appointed Baillie Gifford Overseas Limited as its subadviser.
k	Effective March 1, 2017, Harbor Global Leaders Fund appointed Sands Capital Management, LLC as its subadviser.
The accompanying notes are an integral part of the Financial Statements.

65

Harbor International & Global Funds
Notes to Financial Statements—April 30, 2018 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2018, the Trust consists of 31 separate portfolios. The portfolios covered by this report are: Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund and Harbor Emerging Markets Equity Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Institutional Class, Retirement Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Participation notes are valued at the last sale price of the underlying local shares on the national exchange on which they trade. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
66

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the fair value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
67

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
68

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
During the period, Harbor International Fund, Harbor Diversified International All Cap Fund, and Harbor International Small Cap Fund purchased option contracts to manage their exposure to equity prices.
Participation Notes
Participation notes are equity-linked securities which can be used to gain exposure to emerging markets. These instruments represent interests in securities listed on certain foreign exchanges and thus present similar risks to investing directly in such equity securities. These instruments are issued by a broker-dealer evidencing ownership of shares listed on a foreign stock exchange. Accordingly, the participation notes also expose investors to counterparty risk which is the risk that the entity issuing the note may not be able to honor its financial commitments. A Fund’s participation notes are not subject to any master netting agreements. Participation notes may be more volatile and less liquid than holding the underlying security directly. A Participation note is intended to reflect the performance of the underlying equity securities on a one-to-one basis. A Fund is entitled to receive dividends or other distributions paid on the underlying securities from the broker-dealer. A Fund however is not entitled to the same rights as an owner of the underlying securities, such as voting rights.
During the period, Harbor Emerging Markets Equity Fund invested in participation notes to gain exposure to certain foreign markets.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
69

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and maybe reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
70

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2014–2016), including all positions expected to be taken upon filing the 2017 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments,  other than short-term securities, for each Fund for the six-month period ended April 30, 2018 are as follows:
	Purchases (000s)	Sales (000s)
Harbor International Fund	$1,972,858	$9,219,723
Harbor Diversified International All Cap Fund	356,695	101,206
Harbor International Growth Fund	219,621	68,300
Harbor International Small Cap Fund	19,823	11,188
Harbor Global Leaders Fund	6,296	5,312
Harbor Emerging Markets Equity Fund	23,640	18,841
In-Kind Redemption Transaction
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such gains and losses on in-kind redemptions are not taxable to shareholders. For the six-month period ended April 30, 2018, there were no in-kind redemptions by the Funds.  For the year ended October 31, 2017, Harbor International Fund realized gains of $174,061,000 upon the disposition of portfolio securities in connection with an in-kind redemption of Fund shares.
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. This collateral is recognized as the gross liability for securities loaned in the Statement of Assets and Liabilities. The cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash
71

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates. In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statement of Operations.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
During the period, Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund and Harbor International Small Cap Fund engaged in securities lending. The value at April 30, 2018 of equity securities loaned and related cash collateral for Harbor International Fund was $2,333,714,000 and $2,448,993,000, respectively. The value at April 30, 2018 of securities loaned and related collateral for Harbor Diversified International All Cap Fund was $884,000 and $941,000, respectively. The value at April 30, 2018 of equity securities loaned and related cash collateral for Harbor International Growth Fund was $12,659,000 and $13,197,000, respectively. As of April 30, 2018, Harbor International Small Cap Fund had no securities out on loan.
Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor International Fund	0.75%, 0.65%[a]	0.61%
Harbor Diversified International All Cap Fund	0.75	0.75
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Global Leaders Fund	0.75	0.75
Harbor Emerging Markets Equity Fund	0.95	0.95

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, 0.58% on assets between $36 billion and $48 billion, and 0.57% on assets over $48 billion through February 28, 2019.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the period, the following expense limitation agreements were in effect:
Harbor International Fund. For the period November 19, 2017 through April 30, 2018, Harbor Capital contractually agreed to further waive a portion of its management fee such that the Fund’s operating expenses, excluding interest expense (if any), are limited to 0.72%, 0.64%, 0.97%, and 1.09% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual fee waivers are effective through February 28, 2019.
Harbor Diversified International All Cap Fund. For the period November 1, 2017 through April 30, 2018, Harbor Capital
72

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 0.77%, 1.10%, and 1.22% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
Harbor International Growth Fund. For the period November 1, 2017 through April 30 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 0.77%, 1.10%, and 1.22% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
Harbor International Small Cap Fund. For the period November 1, 2017 through April 30, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.95%, 0.87%, 1.20%, and 1.32% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
Harbor Global Leaders Fund. For the period November 1, 2017 through April 30, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.90%, 0.82%, 1.15%, and 1.27% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
Harbor Emerging Markets Equity Fund. For the period November 1, 2017 through April 30, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 1.15%, 1.07%, 1.40%, and 1.52% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
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Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2018. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the six-month period, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On April 30, 2018, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor International Fund	—	—	—	20,235	20,235	0.0%
Harbor Diversified International All Cap Fund	4,145,085	26,098	26,151	81,859	4,279,193	8.5
Harbor International Growth Fund	—	—	—	75,886	75,886	0.2
Harbor International Small Cap Fund	1,486,686	25,004	24,946	51,744	1,588,380	38.2
Harbor Global Leaders Fund	467,863	25,807	25,818	33,269	552,757	27.1
Harbor Emerging Markets Equity Fund	1,296,418	25,663	25,564	91,169	1,438,814	25.1
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $505,000 for the six-month period ended April 30, 2018.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other accrued expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
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Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2018 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor International Fund	$21,418,112	$7,950,347	$(814,948)	$7,135,399
Harbor Diversified International All Cap Fund	558,532	40,017	(13,856)	26,161
Harbor International Growth Fund	503,069	83,289	(14,066)	69,223
Harbor International Small Cap Fund	52,115	7,976	(994)	6,982
Harbor Global Leaders Fund	41,320	10,758	(1,238)	9,520
Harbor Emerging Markets Equity Fund*	53,714	13,265	(2,044)	11,221

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2018, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
At April 30, 2018, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased options (rights/warrants)	$7,183
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Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
The change in unrealized apprceciation/(depreciation) and realized net gain/(loss) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2018, were:
HARBOR INTERNATIONAL FUND
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$(3,816)
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$(8)
HARBOR INTERNATIONAL SMALL CAP FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$13
Note 7—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
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Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018
Harbor International Fund
Institutional Class	0.72%
Actual		$3.62	$1,000	$1,029.20
Hypothetical (5% return)		3.61	1,000	1,021.14
Retirement Class	0.64%
Actual		$3.22	$1,000	$1,029.60
Hypothetical (5% return)		3.21	1,000	1,021.54
Administrative Class	0.97%
Actual		$4.88	$1,000	$1,028.00
Hypothetical (5% return)		4.86	1,000	1,019.87
Investor Class	1.09%
Actual		$5.48	$1,000	$1,027.40
Hypothetical (5% return)		5.46	1,000	1,019.26
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Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018
Harbor Diversified International All Cap Fund
Institutional Class	0.85%
Actual		$4.26	$1,000	$1,020.90
Hypothetical (5% return)		4.26	1,000	1,020.47
Retirement Class	0.77%
Actual		$3.86	$1,000	$1,020.80
Hypothetical (5% return)		3.86	1,000	1,020.88
Administrative Class	1.10%
Actual		$5.50	$1,000	$1,019.50
Hypothetical (5% return)		5.51	1,000	1,019.20
Investor Class	1.22%
Actual		$6.11	$1,000	$1,019.10
Hypothetical (5% return)		6.11	1,000	1,018.59
Harbor International Growth Fund
Institutional Class	0.85%
Actual		$4.25	$1,000	$1,012.00
Hypothetical (5% return)		4.26	1,000	1,020.47
Retirement Class	0.77%
Actual		$3.84	$1,000	$1,012.10
Hypothetical (5% return)		3.86	1,000	1,020.88
Administrative Class	1.10%
Actual		$5.48	$1,000	$1,010.40
Hypothetical (5% return)		5.51	1,000	1,019.20
Investor Class	1.22%
Actual		$6.08	$1,000	$1,010.10
Hypothetical (5% return)		6.11	1,000	1,018.59
Harbor International Small Cap Fund
Institutional Class	0.95%
Actual		$4.79	$1,000	$1,035.90
Hypothetical (5% return)		4.76	1,000	1,019.97
Retirement Class	0.87%
Actual		$4.39	$1,000	$1,036.40
Hypothetical (5% return)		4.36	1,000	1,020.37
Administrative Class	1.20%
Actual		$6.05	$1,000	$1,034.30
Hypothetical (5% return)		6.01	1,000	1,018.70
Investor Class	1.32%
Actual		$6.66	$1,000	$1,034.00
Hypothetical (5% return)		6.60	1,000	1,018.09
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Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018
Harbor Global Leaders Fund
Institutional Class	0.90%
Actual		$4.64	$1,000	$1,081.70
Hypothetical (5% return)		4.51	1,000	1,020.22
Retirement Class	0.82%
Actual		$4.24	$1,000	$1,082.40
Hypothetical (5% return)		4.11	1,000	1,020.63
Administrative Class	1.15%
Actual		$5.93	$1,000	$1,080.40
Hypothetical (5% return)		5.76	1,000	1,018.95
Investor Class	1.27%
Actual		$6.55	$1,000	$1,079.50
Hypothetical (5% return)		6.36	1,000	1,018.34
Harbor Emerging Markets Equity Fund
Institutional Class	1.15%
Actual		$5.86	$1,000	$1,054.60
Hypothetical (5% return)		5.76	1,000	1,018.95
Retirement Class	1.07%
Actual		$5.45	$1,000	$1,054.30
Hypothetical (5% return)		5.36	1,000	1,019.36
Administrative Class	1.40%
Actual		$7.12	$1,000	$1,053.20
Hypothetical (5% return)		7.00	1,000	1,017.68
Investor Class	1.52%
Actual		$7.74	$1,000	$1,053.00
Hypothetical (5% return)		7.60	1,000	1,017.07

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
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Harbor International & Global Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE INTERNATIONAL & GLOBAL FUNDS
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on February 18, 19, and 20, 2018 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund (Investment Advisory Agreement only), and Harbor Emerging Markets Equity Fund. The Board noted that the Subadvisory Agreement with Sands Capital Management, LLC (“Sands Capital”) with respect to Harbor Global Leaders Fund was approved for an initial two-year term by the Board at an in-person meeting held on February 12, 13 and 14, 2017 and will remain in effect until March 1, 2019.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a Subadviser where appropriate.
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Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
At the Meeting, the Trustees, including the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, as applicable, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements and Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser and each Subadviser, including the background, education, expertise and experience of the investment professionals of the Adviser and each Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser and Subadvisers for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•	any “fall out” benefits that might inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Broadridge Inc. (“Broadridge”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
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Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor International Fund and Harbor Emerging Markets Equity Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, and Harbor Global Leaders Fund at meetings of the Board of Trustees held in 2017. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees, and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class, Investor Class, and Retirement Class comparative performance, fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor International Fund. The Trustees considered Harbor International Fund (inception date December 29, 1987), noting its underperformance relative to each of its Broadridge group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2017. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2017 each ranked in the fourth quartile. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFE® (ND) Index, for the ten-year and since inception periods ended December 31, 2017. The Fund underperformed its benchmark for the one-, three- and five-year periods ended December 31, 2017.
The Trustees considered the expertise of Northern Cross, LLC (“Northern Cross”) in managing assets, noting that it manages assets only in the international asset class. The Fund represents $31.01 billion of Northern Cross’s total firm assets under management of $33.2 billion. The Trustees noted that the three principals of Northern Cross who serve as co-portfolio managers of the Fund also have considerable experience with foreign markets and had each worked with Mr. Hakan Castegren, the Fund’s former portfolio manager, for a number of years.
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Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
They observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $32.28 billion, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio for the Institutional Class was at the group median and below the universe median expense ratios. The Trustees observed that the advisory fee schedule included a contractual breakpoint reducing the fee rate from 75 basis points to 65 basis points on assets over $12 billion. The Trustees noted the voluntary breakpoints, reducing the fee rate to 63 basis points on assets between $24 billion and $36 billion, to 58 basis points on assets between $36 billion and $48 billion, and to 57 basis points on assets above $48 billion. The Trustees also noted the additional voluntary advisory fee waiver limiting the Fund’s expense ratio to 72 basis points. The Trustees also considered the fact that Harbor Capital had agreed to continue all of the fee waiver/expense reimbursement arrangements until at least February 28, 2019. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Diversified International All Cap Fund. The Trustees considered Harbor Diversified International All Cap Fund (inception date November 2, 2015), noting that its Institutional Class performance was below its Broadridge group and universe medians for the one-, two- and since inception periods ended December 31, 2017. The Morningstar data presented showed that the Fund’s one-year rolling returns as of December 31, 2017 ranked in the third quartile. The Trustees noted that the Fund had underperformed its benchmark, the MSCI ACWI ex. U.S. (ND) Index, for the one-year and since inception periods ended December 31, 2017. The Trustees noted that the short time period since the Fund’s inception did not support drawing any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of Marathon Asset Management LLP (“Marathon”) in managing assets generally and in the international asset class specifically, noting that Marathon managed approximately $5.36 billion in assets in this strategy, out of a firm-wide total of approximately $63.01 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $325 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2019. The Trustees noted that Harbor Capital’s profitability in operating the Fund was negative.
Harbor International Growth Fund. The Trustees considered Harbor International Growth Fund (inception date November 1, 1993), and observed that its Institutional Class performance exceeded its Broadridge group medians for the two-, three- and four-year periods ended December 31, 2017, was at its group median for the five-year period ended December 31, 2017 and was below its group median for the one-year period ended December 31, 2017. The Fund outperformed its Broadridge universe medians for the one-, two-, three- and four-year periods ended December 31, 2017 and underperformed its universe median for the five-year period ended December 31, 2017. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2017 ranked in the third, second and third quartiles, respectively. The Trustees noted that the Fund had outperformed its benchmark, the MSCI ACWI ex. U.S. (ND) Index, for the one-, three- and five-year periods ended December 31, 2017. The Trustees noted that the Fund had changed subadvisers in May of 2013, engaging Baillie Gifford Overseas Limited (“Baillie Gifford”) to manage the Fund.
The Trustees considered the expertise of Baillie Gifford Overseas Limited (“Baillie Gifford”) in managing assets generally and in the ACWI ex-US Focus strategy specifically, noting that Baillie Gifford managed approximately $10.91 billion in assets in this strategy, out of a firm-wide total of approximately $242.96 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $425 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2019. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor International Small Cap Fund. The Trustees considered Harbor International Small Cap Fund (inception date February 1, 2016), and observed that its Institutional Class performance was above its Broadridge group and universe medians for the one-year and since inception periods ended December 31, 2017. The Morningstar data presented ranked the Fund’s one-year rolling return as of December 31, 2017 in the second quartile. The Trustees noted that the Fund had outperformed its benchmark,
83

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
the MSCI EAFE Small Cap (NR) Index, for the one-year period and underperformed its benchmark for the since inception period ended December 31, 2017. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of Baring International Investment Limited (“BIIL”) in managing assets generally and in the international small cap asset class specifically, noting that BIIL managed approximately $380 million in assets in this strategy (including assets across the combined Barings group), out of a firm-wide total of approximately $304.56 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2019. The Trustees noted that Harbor Capital’s profitability in operating the Fund was negative.
Harbor Global Leaders Fund. The Trustees considered Harbor Global Leaders Fund (inception date March 1, 2009), and observed that its Institutional Class performance was above its Broadridge group median for the one-year period ended December 31, 2017, at the group median for the five-year period ended December 31, 2017, and below the group median for the two-, three- and four-year periods ended December 31, 2017. The Fund’s Institutional Class performance was above its Broadridge universe for the one- and five-year periods ended December 31, 2017, and below the universe median for the two-, three- and four-year periods ended December 31, 2017. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the first, third and first quartiles, respectively, for the periods ended December 31, 2017. The Trustees noted that the Fund had outperformed its benchmark, the MSCI All Country World (ND) Index, for the one- and five-year periods ended December 31, 2017 and underperformed its benchmark for the three-year period ended December 31, 2017. The Trustees noted the fact that Sands Capital had recently been appointed as the Fund’s subadviser and that the current subadvisory agreement for the Fund was considered and approved for an initial two-year term by the Trustees at an in-person meeting held on February 12-14, 2017.
The Trustees considered the expertise of Sands Capital in managing assets generally and in the international equity asset class specifically, noting that Sands Capital managed approximately $261 million in assets in this asset class, out of a firm-wide total of approximately $41.3 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio manager in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2019. They noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor Emerging Markets Equity Fund. The Trustees considered Harbor Emerging Markets Equity Fund (inception date November 1, 2013), noting that according to the Broadridge report, the Fund’s Institutional Class performance was at the group median for the one-year period ended December 31, 2017, above the group median for the two-year period ended December 31, 2017, and below the group median for the three- and four-year and since-inception periods ended December 31, 2017. The Trustees noted that the Fund’s Institutional class performance exceeded its universe median for the two-year period ended December 31, 2017 and was below the universe medians for the one-, three- and four-year and since inception periods ended December 31, 2017. The Morningstar data presented ranked the Fund’s one-year and three-year rolling returns as of December 31, 2017 in the third and fourth quartiles, respectively. The Trustees also considered the fact that Harbor Emerging Markets Equity Fund had underperformed its benchmark, the MSCI Emerging Markets Index, for the one- and three-year and since inception periods ended December 31, 2017.
The Trustees considered the expertise of the Fund’s subadviser, Oaktree Capital Management, L.P. (“Oaktree Capital”), in managing assets generally and in the emerging markets equity asset class specifically, noting that Oaktree Capital managed approximately $3.75 billion in assets in this asset class, out of a firm-wide total of approximately $99.52 billion in assets under management as of September 30, 2017. The Trustees also discussed the experience of the Fund’s portfolio managers in this asset class, including their experience prior to joining Oaktree Capital.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge
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Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2019. The Trustees noted that Harbor Capital’s profitability in operating the Fund was negative.
The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in all cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
Approval of Amended Subadvisory Agreement for Harbor International Fund
At a meeting of the Board held on November 19 and 20, 2017, the Board, including the Independent Trustees voting separately, approved an amended Subadvisory Agreement with Northern Cross (the “Amended Agreement”) that reduced the contractual subadvisory fee rate payable by Harbor Capital to Northern Cross.  In determining to approve the Amended Agreement, the Trustees considered that the Fund’s shareholders would receive the full benefit of the subadvisory fee reduction through Harbor Capital’s voluntary waiver of its advisory fee in an amount equal to the reduction in subadvisory fees paid.  The Trustees noted that, although they were being asked to approve the Amended Agreement in order to implement the subadvisory fee reduction, they would have the opportunity to perform a full review of the Investment Advisory Agreement and Subadvisory Agreement for the Fund in connection with the Meeting.  As described above, at that time the Trustees considered the nature, extent and quality of services provided by Harbor Capital and Northern Cross; investment performance, advisory fees and expense ratios; profitability; and economies of scale.
85

Benchmark Descriptions

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index—The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML 3-Month U.S. Treasury Bill Index—The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
86

Benchmark Descriptions—Continued

Benchmark Descriptions—Continued
Russell 1000® Index—The Russell 1000® Index is an unmanaged index generally representative of the U.S. market for larger capitalization stocks as it includes the largest 1000 securities in the Russell 3000® Index by market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
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Benchmark Descriptions—Continued

Benchmark Descriptions—Continued
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
88

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank and Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.IG.0418

Semi-Annual Report
April 30, 2018
Fixed Income  Funds

	Institutional Class	Retirement Class	Administrative Class	Investor Class
Harbor Convertible Securities Fund	HACSX	HNCVX	HRCSX	HICSX
Harbor High-Yield Bond Fund	HYFAX	HNHYX	HYFRX	HYFIX
Harbor High-Yield Opportunities Fund	HHYNX	HHYRX	HHYAX	HHYVX
Harbor Bond Fund	HABDX	–	HRBDX	–
Harbor Real Return Fund	HARRX	–	HRRRX	–
Harbor Money Market Fund	HARXX	–	HRMXX	–

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
Domestic long-term fixed income markets were generally down for the fiscal half year ended April 30, 2018, though some bond market segments delivered modestly positive returns. The Bloomberg Barclays U.S. Aggregate Bond Index, a diversified benchmark of investment-grade bonds, generated a return of -1.87% for the six-month period.
After a year of low volatility and strong risk asset returns, the start to 2018 was highlighted by the return of volatility. Solid growth data kept central banks on track, but rising interest rates and geopolitical concerns contributed to more challenged performance across equities and fixed income during the first few months of 2018. Expectations for higher inflation, increased Treasury supply and more U.S. Federal Reserve (Fed) hikes all contributed to higher interest rates.
U.S. Treasury Inflation- Protected Securities (TIPS) returned 0.19% for the fiscal half year, as measured by the Bloomberg Barclays U.S. TIPS Index, trailing conventional U.S. Treasury bonds.
High yield bonds declined, as the ICE BofAML U.S. Non-Distressed High Yield Index returned -0.31%. Following a robust opening to 2018, the high yield market faced headwinds toward the end of the period due to trade fears, mounting volatility and sizable mutual fund outflows.
Comments by the portfolio managers of each Harbor fixed income fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2018
	Unannualized		Annualized
Fixed Income	6 Months	1 Year	5 Years	10 Years	30 Years
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	-0.31%	3.26%	4.87%	6.69%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-1.87	-0.32	1.47	3.57	6.17%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	0.19	0.27	-0.12	3.14	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	0.68	1.18	0.36	0.34	3.28
Domestic Equities
Russell 3000® (entire U.S. stock market)	3.79%	13.05%	12.75%	9.13%	10.46%
S&P 500 (large cap stocks)	3.82	13.27	12.96	9.02	10.44
Russell Midcap® (mid cap stocks)	3.69	11.17	11.77	9.48	11.69
Russell 2000® (small cap stocks)	3.27	11.54	11.74	9.49	9.76
Russell 3000® Growth (growth stocks)	5.66	18.78	14.97	10.78	10.20
Russell 3000® Value (value stocks)	1.86	7.42	10.50	7.39	10.36
International & Global
MSCI EAFE (ND)(foreign stocks)	3.41%	14.51%	5.90%	2.43%	5.06%
MSCI EAFE Small Cap (ND)(foreign small cap stocks)	5.96	20.03	10.61	6.38	N/A
MSCI World (ND)(global stocks)	3.40	13.22	9.28	5.48	7.07
MSCI All Country World Ex. U.S. (ND)(foreign stocks)	3.47	15.91	5.46	2.26	N/A
MSCI Emerging Markets (ND)(emerging market stocks)	4.80	21.71	4.74	2.17	N/A

HOLDING STEADY THROUGH VOLATILE MARKETS
U.S. and global markets saw a significant increase in volatility during the first calendar quarter of 2018, a trend that continued into April. Developments that played a major role in driving investor worries included the prospect of a trade war between the U.S. and China, uncertainty on inflation and a more hawkish Fed policy.
When markets are volatile, investors may wonder whether they should pivot to a more conservative allocation in the short-term to avoid potential losses. What history shows us, however, is that it is very difficult to time the market successfully. While past performance is never a guarantee of future results, many investors have historically achieved their financial objectives by making a long-term plan and staying true to it through market ups and downs.
We encourage all investors to maintain a diversified portfolio of stocks, bonds and cash in an allocation that matches their long-term financial goals and risk tolerance. Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial goals. Thank you for investing with Harbor Funds.
June 22, 2018

Charles F. McCain
Chairman

Harbor Convertible Securities Fund
Managers’ Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2011
Justin W. Slatky
Since 2017
Raymond F. Condon
Since 2011
Jordan N. Barrow, CFA
Since 2016
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Raymond F. Condon

Jordan N. Barrow, CFA

Management’s Discussion of
Fund Performance
Market Review
The market momentum engendered by the passage of the much anticipated corporate tax reform legislation failed to carry through from January 2018 into the succeeding months. Faced with sudden uncertainty concerning the pace of rising interest rates, a tightening labor market, internet data security and trade war concerns, the S&P 500 Index witnessed several bouts of volatility starting with the strong January labor report. The S&P 500 Index closed April at 2,648.05, after setting an all-time high of 2,872.87 on January 26, 2018. Harbor Convertible Securities Fund’s benchmark, the ICE BofAML All U.S. Convertible Ex Mandatory Index, returned 2.34% for the six months ended April 30, 2018 with underlying equities returning 2.70% for the same period. It is notable that the market’s two largest sectors, Information Technology and Healthcare, combined to contribute more than 80% of the benchmark’s total return.
With equities trading near record highs, the convertible new issue market, despite the recent spate of volatility, had an encouraging first half of the fiscal year with 70 deals totaling $21.2 billion. This compared favorably to the same period last year, which had 57 transactions totaling $19.4 billion. Most notably, there was a decided shift from repeat to first-time issuers. Fiscal year-to-date, repeat issuers represented less than 20% of notional value versus the 40%-50% levels seen during the preceding three years 2015-2017. Redemptions totaled $27.6 billion, with scheduled maturities and debt repurchases accounting for the majority of these redemptions. We continue to expect strong convertible new issue activity, as issuers look to take advantage of the opportunity to raise growth capital by selling into an apparent supply/demand imbalance. We believe that a continued improvement in underlying equity prices as well as the potential for higher interest rates will be additional catalysts for convertible new issue activity.
Performance
Harbor Convertible Securities Fund returned 2.03% (Institutional Class), 2.07% (Retirement Class), 1.90% (Administrative Class), and 1.84% (Investor Class) for the six months ended April 30, 2018, compared with the 2.34% return of the benchmark. Given the recent uptick in intermittent volatility, the convertible market performance profile has begun to shift from more equity-sensitive securities, which the Fund tends to underweight, to a more balanced risk/reward profile that is more consistent with the Fund’s style. We expect this positive trend to continue to accelerate with the continued buildup of the new issue calendar.
Information Technology, including software, internet software and services, and IT services, were respectively the largest sector and industry contributors to the Fund’s performance for the first six months of the fiscal year. In software, the Fund benefitted from its position in ServiceNow, which provides cloud services for IT service management. In internet software and services, the Fund benefitted primarily from its position in the internet conglomerate IAC/Interactive Corp., the owner of multiple brands such as HomeAdvisor, Citysearch and Match.com. In IT services, the Fund continued to benefit from its position in Square, a leading provider of mobile payment solutions for small and medium-size businesses.
The three largest detractors from the Fund’s performance from an industry point of view were media, semiconductors and automobiles. In media, Dish Network, a provider of satellite subscription television, underperformed due to concerns related to its ability to monetize recently purchased spectrum rights. We continue to be constructive on the firm’s long-term

Harbor Convertible Securities Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Fund
Harbor Convertible Securities Fund
Institutional Class[1]	2.03%	5.76%	5.11%	4.93%
Retirement Class[1,2]	2.07	5.85	5.14	4.96
Administrative Class[1]	1.90	5.49	4.83	4.66
Investor Class[1]	1.84	5.39	4.71	4.54
Comparative Index
ICE BofAML U.S. Convertible Ex Mandatory[1]	2.34%	11.00%	9.96%	8.85%
As stated in the Fund’s prospectus dated June 1, 2018, the expense ratios were 0.75% (Net) and 0.80% (Gross) (Institutional Class); 0.67% (Net) and 0.72% (Gross) (Retirement Class); 1.00% (Net) and 1.05% (Gross) (Administrative Class); and 1.12% (Net) and 1.17% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
prospects. In semiconductors, the primary contributor to weakness was the Fund’s position in Microchip, a supplier of semiconductors to the auto industry. Uncertainty surrounding regulatory approval of the company’s pending acquisition of Microsemi Corp. has resulted in equity volatility. We believe the company’s fundamentals remain strong and we remain confident long term. In automobiles, Tesla, a leading manufacturer of high performance electric vehicles, has encountered delays in meeting expanded production targets for its Model 3, resulting in episodic bouts of volatility.
Outlook & Strategy
Spurred by the recent resurgence of the new issue calendar, we believe that the convertible market has begun to present many new opportunities for credit-oriented convertible managers who seek to adhere to a balanced style. While we believe that several existing in-the-money issues have continued to move in an equity-like fashion, recently-issued convertibles have included both new companies as well as existing issuers. This development has allowed us to diversify the Fund’s positions into new businesses that meet our credit criteria, as well as maintain exposure to repeat issuers by purchasing new issues closer to their bond floors. We believe this trend favors our investment style, as we generally focus first on investment creditworthiness, with an emphasis on positive risk/reward characteristics.
Looking forward, we believe that the market transition from monetary to fiscal stimulus will likely enhance opportunities in the convertible securities market. We believe these opportunities will be further supported by a growth-oriented equity environment, positive overall credit conditions, and increased new issue activity.
As we enter a period of potentially higher interest rates with associated periods of market volatility, we expect that the market is likely to place a premium on securities with attractive risk/reward characteristics, which we believe is consistent with the style that we seek to incorporate in the Fund.

1	The “Life of Fund” return as shown reflects the period 05/01/2011 through 04/30/2018.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Issuers (% of net assets)
1. Liberty Media Corp.	2.7%
2. Microchip Technology Inc.	2.3%
3. BioMarin Pharmaceutical Inc.	2.1%
4. Workday Inc.	2.1%
5. Citrix Systems Inc.	2.0%
6. Extra Space Storage LP	2.0%
7. Royal Gold Inc.	2.0%
8. Ctrip.com International Ltd.	1.9%
9. Tesla Motors Inc.	1.9%
10. Servicenow Inc.	1.8%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
Maturity Profile

Harbor Convertible Securities Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—98.4%
Principal Amount		Value
AUTO COMPONENTS—0.5%
	Valeo SA MTN[1]
$600	0.000%—06/16/2021[2]	$ 619
AUTOMOBILES—1.9%
	Tesla Motors Inc.
1,546	1.250%—03/01/2021	1,593
488	2.375%—03/15/2022	538
		2,131
BIOTECHNOLOGY—4.7%
	BioMarin Pharmaceutical Inc.
1,352	0.599%—08/01/2024	1,304
1,005	1.500%—10/15/2020	1,133
		2,437
	Clovis Oncology Inc.
592	1.250%—05/01/2025	536
	Exact Sciences Corp.
1,361	1.000%—01/15/2025	1,330
	Ionis Pharmaceuticals Inc.
248	1.000%—11/15/2021	248
	Neurocrine Biosciences Inc.
693	2.250%—05/15/2024[3]	898
		5,449
CAPITAL MARKETS—1.6%
	Ares Capital Corp.
1,337	3.750%—02/01/2022	1,375
	Deutsche Bank AG London
476	1.000%—05/01/2023	478
		1,853
COMMUNICATIONS EQUIPMENT—1.9%
	Ciena Corp.
249	3.750%—10/15/2018	326
	Finisar Corp.
626	0.500%—12/15/2036	565
	InterDigital Inc.
495	1.500%—03/01/2020	579
	Lumentum Holdings Inc.
673	0.250%—03/15/2024	751
		2,221
CONSTRUCTION & ENGINEERING—2.3%
	Dycom Industries Inc.
446	0.750%—09/15/2021	550
	Tutor Perini Corp.
995	2.875%—06/15/2021	1,028
	Vinci SA
1,000	0.375%—02/16/2022	1,108
		2,686
DIVERSIFIED CONSUMER SERVICES—0.4%
	Chegg Inc.
450	0.250%—05/15/2023[3]	490
DIVERSIFIED TELECOMMUNICATION SERVICES—0.7%
	Inmarsat plc
800	3.875%—09/09/2023	837
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
	OSI Systems Inc.
965	1.250%—09/01/2022	876
CONVERTIBLE BONDS—Continued
Principal Amount		Value
ENERGY EQUIPMENT & SERVICES—1.3%
	Ensco Jersey Finance Ltd.
$355	3.000%—01/31/2024	$ 303
	Nabors Industries Inc.
382	0.750%—01/15/2024	300
	Oil States International Inc.
597	1.500%—02/15/2023[3]	664
	Weatherford International Ltd.
296	5.875%—07/01/2021	282
		1,549
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—5.3%
	Empire State Realty OP LP
845	2.625%—08/15/2019[3]	873
	Extra Space Storage LP
2,095	3.125%—10/01/2035[3]	2,339
	IH Merger Sub LLC
1,534	3.500%—01/15/2022	1,744
	National Health Investors Inc.
488	3.250%—04/01/2021	534
	Spirit Realty Capital Inc.
581	2.875%—05/15/2019	579
		6,069
HEALTH CARE EQUIPMENT & SUPPLIES—4.2%
	Dexcom Inc.
1,087	0.750%—05/15/2022[3]	1,117
	Insulet Corp.
497	1.375%—11/15/2024[3]	564
	Nuvasive Inc.
1,564	2.250%—03/15/2021	1,729
	Wright Medical Group Inc.
1,347	2.000%—02/15/2020	1,361
		4,771
HEALTH CARE PROVIDERS & SERVICES—0.5%
	Molina Healthcare Inc.
250	1.125%—01/15/2020	522
HEALTH CARE TECHNOLOGY—2.3%
	Allscripts Healthcare Solutions Inc.
1,708	1.250%—07/01/2020	1,702
	Medidata Solutions Inc.
752	1.000%—08/01/2018	930
		2,632
HOTELS, RESTAURANTS & LEISURE—2.0%
	Caesars Entertainment Corp.
150	5.000%—10/01/2024	264
	China Lodging Group Ltd.
867	0.375%—11/01/2022[3]	936
	Marriott Vacations Worldwide Corp.
1,044	1.500%—09/15/2022[3]	1,102
		2,302
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.9%
	Nextera Energy Partners LP
1,799	1.500%—09/15/2020[3]	1,792
	NRG Yield Inc.
361	3.500%—02/01/2019[3]	361
		2,153

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
INDUSTRIAL CONGLOMERATES—1.2%
	Siemens Financieringsmaatschappij NV
$1,250	1.650%—08/16/2019	$ 1,395
INTERNET & DIRECT MARKETING RETAIL—5.7%
	Ctrip.com International Ltd.
1,101	1.250%—09/15/2022	1,114
995	1.990%—07/01/2025	1,091
		2,205
	Liberty Expedia Holdings Inc.
1,471	1.000%—06/30/2047[3]	1,442
	Priceline Group Inc.
1,058	0.350%—06/15/2020	1,772
	Wayfair Inc.
1,213	0.375%—09/01/2022[3]	1,129
		6,548
INTERNET SOFTWARE & SERVICES—8.9%
	Akamai Technologies Inc.
1,718	0.000%—02/15/2019[2]	1,756
	Altaba Inc.
621	0.000%—12/01/2018[2]	821
	Envestnet Inc.
790	1.750%—12/15/2019	848
	Gogo Inc.
633	3.750%—03/01/2020	583
	IAC Financeco Inc.
1,207	0.875%—10/01/2022[3]	1,481
	Nutanix Inc.
472	0.000%—01/15/2023[2,3]	585
	Okta Inc.
1,040	0.250%—02/15/2023[3]	1,195
	Q2 Holdings Inc.
550	0.750%—02/15/2023[3]	587
	Weibo Corp.
1,005	1.250%—11/15/2022[3]	1,141
	Zillow Group Inc.
1,078	2.000%—12/01/2021	1,256
		10,253
IT SERVICES—0.7%
	Euronet Worldwide Inc.
454	1.500%—10/01/2044	540
	Square Inc.
133	0.375%—03/01/2022	282
		822
LIFE SCIENCES TOOLS & SERVICES—1.3%
	Illumina Inc.
438	0.500%—06/15/2021	549
	Qiagen NV
800	0.375%—03/19/2019	955
		1,504
MACHINERY—3.8%
	Chart Industries Inc.
561	1.000%—11/15/2024[3]	648
	Greenbrier Cos. Inc.
755	2.875%—02/01/2024	817
	Meritor Inc.
1,755	3.250%—10/15/2037[3]	1,747
CONVERTIBLE BONDS—Continued
Principal Amount		Value
MACHINERY—Continued
	Navistar International Corp.
$1,070	4.750%—04/15/2019	$ 1,103
		4,315
MEDIA—6.6%
	Dish Network Corp.
2,089	3.375%—08/15/2026	1,901
	Liberty Interactive LLC
756	1.750%—09/30/2046[3]	795
	Liberty Media Corp.
492	1.000%—01/30/2023	513
242	1.375%—10/15/2023	279
1,820	2.125%—03/31/2048[3]	1,803
547	2.250%—09/30/2046	576
		3,171
	Live Nation Entertainment Inc.
1,780	2.500%—03/15/2023[3]	1,761
		7,628
METALS & MINING—2.0%
	Royal Gold Inc.
2,161	2.875%—06/15/2019	2,318
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—3.5%
	Blackstone Mortgage Trust Inc.
1,305	4.750%—03/15/2023	1,279
	Starwood Property Trust Inc.
1,114	4.375%—04/01/2023	1,121
	Two Harbors Investment Corp.
1,592	6.250%—01/15/2022	1,649
		4,049
OIL, GAS & CONSUMABLE FUELS—2.9%
	Chesapeake Energy Corp.
658	5.500%—09/15/2026	578
	Oasis Petroleum Inc.
843	2.625%—09/15/2023	995
	PDC Energy Inc.
300	1.125%—09/15/2021	302
	SM Energy Co.
309	1.500%—07/01/2021	318
	Total SA MTN[1]
1,000	0.500%—12/02/2022	1,113
		3,306
PHARMACEUTICALS—1.7%
	Jazz Investments I Ltd.
1,640	1.875%—08/15/2021	1,717
	Supernus Pharmaceuticals Inc.
225	0.625%—04/01/2023[3]	245
		1,962
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—10.2%
	Advanced Micro Devices Inc.
598	2.125%—09/01/2026	929
	Cypress Semiconductor Corp.
728	2.000%—02/01/2023[3]	754
	Integrated Device Technology Inc.
1,189	0.875%—11/15/2022	1,286
	Intel Corp.
358	3.250%—08/01/2039	890

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
	Microchip Technology Inc.
$2,307	1.625%—02/15/2027	$ 2,608
	Micron Technology Inc.
158	3.000%—11/15/2043	251
	Novellus Systems Inc.
44	2.625%—05/15/2041	243
	ON Semiconductor Corp.
1,486	1.000%—12/01/2020	1,972
	Silicon Laboratories Inc.
995	1.375%—03/01/2022	1,182
	STMicroelectronics NV
1,000	0.250%—07/03/2024	1,216
	Teradyne Inc.
287	1.250%—12/15/2023	351
		11,682
SOFTWARE—15.0%
	Atlassian Inc.
1,105	0.625%—05/01/2023[3]	1,109
	Citrix Systems Inc.
1,592	0.500%—04/15/2019	2,289
	Hubspot Inc.
653	0.250%—06/01/2022[3]	833
	Nice Systems Inc.
457	1.250%—01/15/2024	574
	Nuance Communications Inc.
617	1.000%—12/15/2035	577
1,073	1.250%—04/01/2025	1,060
		1,637
	Proofpoint Inc.
1,144	0.750%—06/15/2020	1,732
	Red Hat Inc.
285	0.250%—10/01/2019	633
	Ringcentral Inc.
819	0.000%—03/15/2023[2,3]	857
	Rovi Corp.
713	0.500%—03/01/2020	690
	ServiceNow Inc.
1,512	0.000%—06/01/2022[2,3]	2,032
	Verint Systems Inc.
1,741	1.500%—06/01/2021	1,695
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	Workday Inc.
$1,867	0.250%—10/01/2022[3]	$ 2,019
193	1.500%—07/15/2020	309
		2,328
	Zendesk Inc.
842	0.250%—03/15/2023[3]	874
		17,283
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.8%
	Pure Storage Inc.
465	0.125%—04/15/2023[3]	483
	Western Digital Corp.
1,490	1.500%—02/01/2024[3]	1,559
		2,042
THRIFTS & MORTGAGE FINANCE—0.3%
	Lendingtree Inc.
227	0.625%—06/01/2022[3]	298
TRANSPORTATION INFRASTRUCTURE—0.5%
	Macquarie Infrastructure Corp.
545	2.875%—07/15/2019	544
TOTAL CONVERTIBLE BONDS
(Cost $111,014)		113,109

SHORT-TERM INVESTMENTS—1.7%
(Cost $1,939)
REPURCHASE AGREEMENTS
1,939	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $1,982)	1,939
TOTAL INVESTMENTS—100.1%
(Cost $112,953)		115,048
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(117)
TOTAL NET ASSETS—100.0%		$114,931

FAIR VALUE MEASUREMENTS
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	MTN after the name of a security stands for Medium Term Note.
2	Zero coupon bond.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2018, the aggregate value of these securities was $36,513 or 32% of net assets.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund
Managers’ Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2002
Justin W. Slatky
Since 2012
Eric Dobbin
Since 2012
Steven N. Schweitzer
Since 2012
Robert S. Kricheff
Since 2015
Neil Wechsler, CFA
Since 2017
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
The Fund seeks total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Eric Dobbin

Steven N. Schweitzer

Robert S. Kricheff

Neil Wechsler, CFA

Management’s Discussion of
Fund Performance
Market review
Volatility increased significantly within U.S. financial markets during the six months ended April 30, 2018. Following a robust opening to 2018, driven by strengthening U.S. and global economies, a solid corporate earnings season, climbing crude oil prices, and rising equity markets, high yield bonds faced headwinds as the period progressed due to the threat of an escalating trade war between the U.S. and China, mounting equity market volatility, sizable mutual fund outflows, and further shuffling of senior leadership in the Trump administration. The ICE BofAML U.S. Non-Distressed High Yield Index dropped by -0.31% for the period, its toughest stretch since falling oil prices adversely impacted the final quarter of 2015. With U.S. Treasury yields rising amid increased inflationary nervousness and U.S. Federal Reserve Chairman Powell’s perceived hawkish commentary, double-B rated bonds, which tend to be more rate sensitive, were the worst performing rating category with a loss of -1.44%. Single-B rated bonds fared better with a gain of 0.37%, while triple-C rated bonds outperformed and returned 2.20% for the period. Although bonds experienced $17.4 billion of defaults in the first quarter of 2018, the sixth highest U.S. Dollar total in history, iHeart Communications and Claire’s Stores represented approximately 64% of the defaults. Both companies were pre-crisis leverage buyouts with very high debt levels, whose bonds were trading at deep discounts and whose demise were widely anticipated by the market. According to JPMorgan, the twelve-month trailing default rate through April stood at 2.26%, up from 1.27% at the end of 2017, but below the long-term historical average and down significantly from 3.60% at the beginning of 2017. New high-yield bond issuance over the period was below historical levels as markets dealt with sporadic stretches of volatility and rate fluctuations. During the period, refinancing accounted for the majority of new issue volume and ratings quality remained healthy in mostly single-B or higher rated bonds.
performance
Harbor High-Yield Bond Fund returned -0.28% (Institutional Class), -0.34% (Retirement Class), -0.49% (Administrative Class), and -0.57% (Investor Class) during the six months ended April 30, 2018, compared to the ICE BofAML U.S. Non-Distressed High Yield Index, which returned -0.31% and the ICE BofAML High Yield Index, which returned -0.23%. The Fund’s relative performance benefitted from strong selection and an underweight in Telecommunications, wireline/wireless, as well as positive selection and an overweight in printing/publishing. Detracting from performance was negative selection in non-food & drug retailers and automotive. From a ratings perspective, an underweight in BB-rated bonds and positive selection in B-rated credits contributed to the Fund’s outperformance. The Fund’s 4% allocation to senior secured loans also contributed to performance.
The Fund remained active during the period, pruning out underperforming credits while seeking new investments in improving issuers. We remain focused on relative-value trades within the biggest sectors such as Healthcare, Oil & Gas, and Telecommunications where we believe our research process can create an advantage. While market trading volumes and new issuance are lower, we believe that we have been able to access adequate liquidity to fully execute the Fund’s strategies in a timely fashion.

Harbor High-Yield Bond Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor High-Yield Bond Fund
Institutional Class	-0.28%	2.71%	3.68%	6.21%
Retirement Class[1]	-0.34	2.68	3.71	6.23
Administrative Class	-0.49	2.45	3.43	5.95
Investor Class	-0.57	2.25	3.30	5.82
Comparative Indices
ICE BofAML U.S. Non-Distressed High Yield	-0.31%	3.26%	4.87%	6.69%
ICE BofAML U.S. High Yield (H0A0)	-0.23	3.25	4.76	7.75
As stated in the Fund’s prospectus dated June 1, 2018, the expense ratios were 0.63% (Net) and 0.72% (Gross) (Institutional Class); 0.55% (Net) and 0.64% (Gross) (Retirement Class); 0.88% (Net) and 0.97% (Gross) (Administrative Class); and 1.00% (Net) and 1.09% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
Outlook & Strategy
With fears of a trade war mostly subsiding, cautious optimism around the potential for denuclearization on the Korean Peninsula, and the U.S. Federal Reserve signaling that future rate increases will continue to be measured and well-telegraphed, volatility may simmer down. We are mindful that a key concern for many investors is the risk that climbing inflation could lead to rising long-term rates; however, even though input cost pressures are trending higher, they are by no means spiking from our perspective. Additionally, we believe a 10-year U.S. Treasury yield in the 3% range could be just strong enough to signal confidence in the outlook for the U.S. economy, but still low historically and not so high that it suppresses growth. We believe the end result would currently represent a positive fundamental and technical backdrop for high yield bonds: an economy that is on firm footing, a corporate earnings environment that is benefitting from the recently enacted tax reform legislation, declining new issuance, and expectations that the current benign default conditions will persist. Although there are spotty instances of late cycle behavior and periodic occurrences of idiosyncratic risk, we believe those risks are limited.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Opportunities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Issuers (% of net assets)
1. CCO Holdings LLC	1.4%
2. Ally Financial Inc.	1.1%
3. Navient Corp.	1.1%
4. Sprint Corp.	1.1%
5. T-Mobile USA Inc.	1.1%
6. Cascades Inc.	1.0%
7. Anixter Inc.	0.9%
8. Century Link Inc.	0.9%
9. DISH DBS Corp.	0.9%
10. Tribune Media Co.	0.9%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
Maturity Profile

Harbor High-Yield Bond Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—4.3%
Principal Amount		Value
CHEMICALS—0.5%
	Solenis International LP
	Second-Lien Term Loan
$5,000	8.734% (3 Month USD Libor + 6.750) 07/31/2022[1]	$ 4,844
COMMERCIAL SERVICES & SUPPLIES—0.4%
	Granite Acquisition Inc.
	Term Loan C
82	5.802% (3 Month USD Libor + 3.500) 12/17/2021[1]	82
	Term Loan B
3,562	5.808% (3 Month USD Libor + 3.500) 12/17/2021[1]	3,614
		3,696
CONTAINERS & PACKAGING—0.2%
	Titan Acquisition Ltd.
	Term Loan B
1,790	5.056% (2 Month USD Libor + 3.000) 03/28/2025[1]	1,795
ELECTRICAL EQUIPMENT—0.4%
	Cortes NP Acquisition Corp.
	Term Loan B
4,137	5.887% (1 Month USD Libor + 4.000) 11/30/2023[1]	4,145
FOOD & STAPLES RETAILING—0.2%
	Clover Merger Sub Inc.
	Initial Term Loans
2,235	9.651% (1 Month USD Libor + 7.750) 09/26/2025[1]	1,782
HOTELS, RESTAURANTS & LEISURE—0.3%
	Stars Group Holdings BV
	Term Loan B
2,673	5.325% (3 Month USD Libor + 3.000) 04/06/2025[1]	2,689
INTERNET SOFTWARE & SERVICES—0.1%
	Ancestry.com Inc.
	Term Loan B
1,159	5.150% (1 Month USD Libor + 3.250) 10/19/2023[1]	1,166
MACHINERY—0.1%
	Navistar Inc.
	Term Loan B
1,291	5.400% (1 Month USD Libor + 3.500) 11/06/2024[1]	1,302
MEDIA—0.0%
	Liberty Cablevision of Puerto Rico
	First-Lien Term Loan
460	5.848% (3 Month USD Libor + 3.500) 01/07/2022[1]	447
OIL, GAS & CONSUMABLE FUELS—0.5%
	California Resources Corp.
	First-Lien Term Loan
1,545	6.647% (1 Month USD Libor + 4.750) 12/31/2022[1]	1,576
	Term Loan
3,050	12.273% (1 Month USD Libor + 10.380) 12/31/2021[1]	3,431
		5,007
SOFTWARE—0.4%
	Greeneden US Holdings II LLC
	Term Loan B
4,000	5.802% (3 Month USD Libor + 3.500) 12/01/2023[1]	4,030
SPECIALTY RETAIL—1.2%
	Ascena Retail Group Inc.
	Term Loan B
6,153	6.438% (1 Month USD Libor + 4.500) 08/21/2022[1]	5,394
BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
SPECIALTY RETAIL—Continued
	Bass Pro Group LLC
	Term Loan B
$6,119	6.901% (1 Month USD Libor + 5.000) 09/25/2024[1]	$ 6,161
		11,555
TOTAL BANK LOAN OBLIGATIONS
(Cost $42,780)		42,458

CORPORATE BONDS & NOTES—93.2%
AEROSPACE & DEFENSE—1.7%
	BBA US Holdings Inc.
1,300	5.375%—05/01/2026[2]	1,311
	Bombardier Inc.
4,135	6.000%—10/15/2022[2]	4,135
2,000	6.125%—01/15/2023[2]	2,023
		6,158
	KLX Inc.
725	5.875%—12/01/2022[2]	759
	Orbital ATK Inc.
1,053	5.500%—10/01/2023	1,108
	TransDigm Inc.
3,000	6.500%—07/15/2024	3,058
	Triumph Group Inc.
3,945	5.250%—06/01/2022	3,837
345	7.750%—08/15/2025	354
		4,191
		16,585
AIR FREIGHT & LOGISTICS—0.1%
	XPO Logistics Inc.
500	6.500%—06/15/2022[2]	518
AUTO COMPONENTS—1.2%
	American Axle & Manufacturing Inc.
1,685	6.250%—03/15/2026	1,672
925	6.500%—04/01/2027	924
3,000	6.625%—10/15/2022	3,105
		5,701
	American Tire Distributors Inc.
2,700	10.250%—03/01/2022[2]	1,438
	Goodyear Tire & Rubber Co.
1,630	4.875%—03/15/2027	1,530
1,400	5.125%—11/15/2023	1,397
		2,927
	Tenneco Inc.
2,250	5.000%—07/15/2026	2,109
		12,175
AUTOMOBILES—0.5%
	Jaguar Land Rover Automotive plc
2,020	4.500%—10/01/2027[2]	1,828
	Tesla Inc.
3,615	5.300%—08/15/2025[2]	3,213
		5,041
BANKS—0.8%
	CIT Group Inc.
1,000	6.125%—03/09/2028	1,036

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BANKS—Continued
	Royal Bank of Scotland Group plc
$3,500	5.125%—05/28/2024	$ 3,558
3,320	6.000%—12/19/2023	3,529
		7,087
		8,123
BEVERAGES—0.3%
	Cott Holdings Inc.
2,500	5.500%—04/01/2025[2]	2,487
BIOTECHNOLOGY—0.3%
	Avantor Inc.
2,500	6.000%—10/01/2024[2]	2,519
BUILDING PRODUCTS—1.7%
	American Woodmark Corp.
825	4.875%—03/15/2026[2]	798
	Griffon Corp.
5,800	5.250%—03/01/2022	5,826
	Jeld-Wen Inc.
1,000	4.625%—12/15/2025[2]	962
	New Enterprise Stone & Lime Co. Inc.
1,975	6.250%—03/15/2026[2]	2,005
	Standard Industries Inc.
1,702	4.750%—01/15/2028[2]	1,596
3,000	5.500%—02/15/2023[2]	3,104
		4,700
	Summit Materials LLC
2,000	6.125%—07/15/2023	2,045
310	8.500%—04/15/2022	336
		2,381
		16,672
CAPITAL MARKETS—0.1%
	Deutsche Bank AG
1,585	4.875%—12/01/2032[1]	1,461
CHEMICALS—2.2%
	Consolidated Energy Finance SA
965	6.750%—10/15/2019[2]	984
	GCP Applied Technologies Inc.
1,555	5.500%—04/15/2026[2]	1,549
	NOVA Chemicals Corp.
3,100	4.875%—06/01/2024[2]	3,019
3,000	5.250%—08/01/2023[2]	3,011
		6,030
	OCI NV
1,775	6.625%—04/15/2023[2]	1,807
	Platform Specialty Products Corp.
2,000	5.875%—12/01/2025[2]	1,952
	PQ Corp.
4,000	6.750%—11/15/2022[2]	4,245
	Trinseo LLC
1,290	5.375%—09/01/2025[2]	1,274
	Tronox Inc.
4,320	6.500%—04/15/2026[2]	4,309
		22,150
COMMERCIAL SERVICES & SUPPLIES—3.7%
	Brand Energy & Infrastructure Services Inc.
2,200	8.500%—07/15/2025[2]	2,277
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
	Brink's Co.
$2,985	4.625%—10/15/2027[2]	$ 2,754
	Clean Harbors Inc.
5,000	5.125%—06/01/2021	5,044
	Covanta Holding Corp.
1,025	5.875%—07/01/2025	999
3,500	6.375%—10/01/2022	3,583
		4,582
	Garda World Security Corp.
2,000	7.250%—11/15/2021[2]	2,040
	GFL Environmental Inc.
1,500	5.375%—03/01/2023[2]	1,489
2,000	5.625%—05/01/2022[2]	2,012
		3,501
	GW Honos Security Corp.
2,270	8.750%—05/15/2025[2]	2,377
	Harland Clarke Holdings Corp.
1,415	8.375%—08/15/2022[2]	1,454
	LSC Communications Inc.
2,235	8.750%—10/15/2023[2]	2,305
	NuStar Logistics LP
2,000	6.750%—02/01/2021	2,080
	RR Donnelley & Sons Co.
3,275	6.000%—04/01/2024	3,222
1,250	6.500%—11/15/2023	1,268
		4,490
	Waste Pro USA Inc.
1,000	5.500%—02/15/2026[2]	992
	Williams Scotsman International Inc.
2,990	7.875%—12/15/2022[2]	3,117
		37,013
COMMUNICATIONS EQUIPMENT—1.1%
	Commscope Inc.
400	5.000%—06/15/2021[2]	404
	Hughes Satellite Systems Corp.
1,500	6.500%—06/15/2019	1,551
800	6.625%—08/01/2026	796
4,250	7.625%—06/15/2021	4,574
		6,921
	Viasat Inc.
3,250	5.625%—09/15/2025[2]	3,120
		10,445
CONSTRUCTION & ENGINEERING—0.3%
	AECOM
2,650	5.125%—03/15/2027	2,553
CONSUMER FINANCE—2.7%
	Ally Financial Inc.
800	4.125%—03/30/2020	806
2,500	4.625%—05/19/2022	2,522
750	4.750%—09/10/2018	756
1,000	5.750%—11/20/2025	1,035
3,000	7.500%—09/15/2020	3,255
1,883	8.000%—11/01/2031	2,297
		10,671
	Navient Corp.
2,500	5.000%—10/26/2020	2,519

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONSUMER FINANCE—Continued
	Navient Corp. MTN[3]
$2,655	5.500%—01/25/2023	$ 2,624
5,005	7.250%—01/25/2022	5,312
		7,936
	Springleaf Finance Corp.
500	5.625%—03/15/2023	496
1,000	6.000%—06/01/2020	1,042
1,000	6.875%—03/15/2025	1,013
3,000	7.750%—10/01/2021	3,278
		5,829
		26,955
CONTAINERS & PACKAGING—2.4%
	ARD Finance SA
3,925	7.125%—09/15/2023	4,023
	Ardagh Packaging Finance plc
1,970	6.000%—06/30/2021-02/15/2025[2]	2,003
	BWAY Holding Co.
2,250	5.500%—04/15/2024[2]	2,271
1,500	7.250%—04/15/2025[2]	1,544
		3,815
	Cascades Inc.
5,500	5.500%—07/15/2022[2]	5,555
4,050	5.750%—07/15/2023[2]	4,040
		9,595
	Flex Acquisition Co. Inc.
3,000	6.875%—01/15/2025[2]	3,021
	OI European Group BV
925	4.000%—03/15/2023[2]	881
	Reynolds Group Issuer Inc.
24	5.750%—10/15/2020	25
	Titan Acquisition Ltd.
660	7.750%—04/15/2026[2]	659
		24,022
DIVERSIFIED CONSUMER SERVICES—0.1%
	Service Corp. International
870	4.625%—12/15/2027	853
DIVERSIFIED FINANCIAL SERVICES—1.1%
	Compass Group Diversified Holdings LLC
1,070	8.000%—05/01/2026[2]	1,065
	DAE Funding LLC
470	4.000%—08/01/2020[2]	468
4,260	5.000%—08/01/2024[2]	4,116
		4,584
	Fidelity & Guaranty Life Holdings Inc.
1,390	5.500%—05/01/2025[2]	1,386
	Virtu Financial
2,455	6.750%—06/15/2022[2]	2,552
	WeWork Cos. Inc.
1,310	7.875%—05/01/2025[2]	1,271
		10,858
DIVERSIFIED TELECOMMUNICATION SERVICES—3.7%
	Altice Financing SA
2,100	7.500%—05/15/2026[2]	2,069
	CenturyLink Inc.
4,000	5.625%—04/01/2020	4,070
2,150	5.800%—03/15/2022	2,150
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
$1,000	6.450%—06/15/2021	$ 1,027
1,675	7.500%—04/01/2024	1,713
		8,960
	Frontier Communications Corp.
3,725	7.125%—01/15/2023	2,682
210	7.625%—04/15/2024	139
1,575	8.500%—04/01/2026[2]	1,536
685	8.750%—04/15/2022	574
1,170	10.500%—09/15/2022	1,034
745	11.000%—09/15/2025	575
		6,540
	Inmarsat Finance plc
4,000	4.875%—05/15/2022[2]	3,880
	Intelsat Jackson Holdings SA
750	5.500%—08/01/2023	631
1,625	7.250%—10/15/2020	1,594
5,010	7.500%—04/01/2021	4,766
		6,991
	Level 3 Communications Inc.
1,925	5.750%—12/01/2022	1,944
	Level 3 Financing Inc.
1,000	6.125%—01/15/2021	1,014
	Telecom Italia Capital SA
625	6.000%—09/30/2034	650
775	6.375%—11/15/2033	846
		1,496
	Telecom Italia SpA
2,875	5.303%—05/30/2024[2]	2,939
	Wind Tre SpA
1,035	5.000%—01/20/2026[2]	875
		36,708
ELECTRIC UTILITIES—0.3%
	Talen Energy Supply LLC
660	6.500%—06/01/2025	485
2,000	9.500%—07/15/2022[2]	1,906
1,125	10.500%—01/15/2026[2]	975
		3,366
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.0%
	Anixter Inc.
8,000	5.125%—10/01/2021	8,240
750	5.500%—03/01/2023	781
		9,021
	Sensata Technologies BV
935	5.000%—10/01/2025[2]	937
		9,958
ENERGY EQUIPMENT & SERVICES—2.9%
	Archrock Partners LP
3,000	6.000%—04/01/2021-10/01/2022	3,012
	CSI Compressco LP
1,770	7.500%—04/01/2025[2]	1,783
	Ensco plc
1,325	7.750%—02/01/2026	1,250
	Nabors Industries Inc.
2,325	5.750%—02/01/2025[2]	2,206
	Oceaneering International Inc.
705	6.000%—02/01/2028	703

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ENERGY EQUIPMENT & SERVICES—Continued
	Precision Drilling Corp.
$1,015	7.125%—01/15/2026[2]	$ 1,028
	Pride International LLC
1,000	7.875%—08/15/2040	878
	Transocean Inc.
1,565	6.800%—03/15/2038	1,322
1,335	7.500%—01/15/2026[2]	1,352
		2,674
	Trinidad Drilling Ltd.
2,375	6.625%—02/15/2025[2]	2,289
	Unit Corp.
4,900	6.625%—05/15/2021	4,925
	USA Compression Partners LP
1,195	6.875%—04/01/2026[2]	1,223
	Weatherford International LLC
1,135	9.875%—03/01/2025[2]	1,090
	Weatherford International Ltd.
1,075	6.750%—09/15/2040	828
2,000	7.750%—06/15/2021	1,977
1,085	8.250%—06/15/2023	1,023
2,500	9.875%—02/15/2024	2,431
		6,259
		29,320
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.6%
	CoreCivic Inc.
2,250	4.750%—10/15/2027	2,109
	CyrusOne LP
2,230	5.000%—03/15/2024	2,241
1,000	5.375%—03/15/2027	1,003
		3,244
	Equinix Inc.
2,000	5.375%—05/15/2027	2,040
	FelCor Lodging LP
1,000	6.000%—06/01/2025	1,027
	GEO Group Inc.
2,650	5.875%—01/15/2022	2,733
	Iron Mountain Inc.
1,345	4.875%—09/15/2027[2]	1,273
2,000	5.250%—03/15/2028[2]	1,893
1,000	5.750%—08/15/2024	992
		4,158
	Kennedy-Wilson Inc.
5,000	5.875%—04/01/2024	4,950
	Ladder Capital Finance Corp.
2,510	5.250%—10/01/2025[2]	2,397
460	5.875%—08/01/2021[2]	470
		2,867
	MPT Operating Partnership LP
1,275	5.000%—10/15/2027	1,211
1,500	6.375%—03/01/2024	1,583
		2,794
	RHP Hotel Properties LP
3,500	5.000%—04/15/2021-04/15/2023	3,539
	Sabra Health Care LP
2,500	5.500%—02/01/2021	2,558
	SBA Communications Corp.
1,745	4.000%—10/01/2022[2]	1,671
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	Uniti Group Inc.
$1,243	6.000%—04/15/2023[2]	$ 1,215
1,035	7.125%—12/15/2024[2]	960
		2,175
		35,865
FOOD & STAPLES RETAILING—0.9%
	Albertsons Companies LLC
7,000	5.750%—03/15/2025	6,134
	Rite Aid Corp.
2,500	6.125%—04/01/2023[2]	2,556
		8,690
FOOD PRODUCTS—0.8%
	B&G Foods Inc.
3,000	5.250%—04/01/2025	2,753
	Dean Foods Co.
775	6.500%—03/15/2023[2]	745
	Dole Food Co. Inc.
2,400	7.250%—06/15/2025[2]	2,430
	Post Holdings Inc.
1,000	5.500%—03/01/2025[2]	985
1,100	5.750%—03/01/2027[2]	1,076
		2,061
		7,989
GAS UTILITIES—1.0%
	AmeriGas Partners LP
950	5.500%—05/20/2025	938
2,850	5.750%—05/20/2027	2,757
		3,695
	DCP Midstream Operating LP
1,000	6.750%—09/15/2037[2]	1,088
	Ferrellgas LP
287	6.500%—05/01/2021	276
4,005	6.750%—06/15/2023	3,640
		3,916
	Suburban Propane Partners LP
1,600	5.875%—03/01/2027	1,524
		10,223
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
	Hologic Inc.
1,000	4.375%—10/15/2025[2]	965
	Teleflex Inc.
1,480	4.625%—11/15/2027	1,426
		2,391
HEALTH CARE PROVIDERS & SERVICES—7.8%
	Acadia Healthcare Co. Inc.
1,000	5.125%—07/01/2022	1,005
1,500	5.625%—02/15/2023	1,523
		2,528
	Air Medical Merger Sub Corp.
4,330	6.375%—05/15/2023[2]	4,168
	Centene Corp.
7,750	5.625%—02/15/2021	7,998
	Community Health Systems Inc.
2,820	6.250%—03/31/2023	2,579

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	DaVita Inc.
$3,425	5.000%—05/01/2025	$ 3,255
3,055	5.750%—08/15/2022	3,131
		6,386
	Envision Healthcare Corp.
5,000	5.125%—07/01/2022[2]	4,963
	HCA Healthcare Inc.
2,500	6.250%—02/15/2021	2,634
	HCA Inc.
1,000	4.750%—05/01/2023	1,010
4,335	5.500%—06/15/2047	4,107
900	5.875%—02/15/2026	913
2,350	6.500%—02/15/2020	2,462
		8,492
	LifePoint Health Inc.
1,000	5.500%—12/01/2021	1,006
	Molina Healthcare Inc.
2,500	4.875%—06/15/2025[2]	2,388
2,000	5.375%—11/15/2022	2,010
		4,398
	NVA Holdings Inc.
2,000	6.875%—04/01/2026[2]	2,020
	Polaris Intermediate Corp.
7,390	8.500%—12/01/2022[2]	7,519
	RegionalCare Hospital Partners Holdings Inc.
6,400	8.250%—05/01/2023[2]	6,752
	Sotera Health Topco Inc.
3,000	8.125%—11/01/2021[2]	3,030
	Team Health Holdings Inc.
3,205	6.375%—02/01/2025[2]	2,804
	Tenet Healthcare Corp.
750	4.375%—10/01/2021	743
5,876	4.625%—07/15/2024[2]	5,706
1,390	6.875%—11/15/2031	1,279
1,000	8.125%—04/01/2022	1,045
		8,773
	THC Escrow Corp. III
550	5.125%—05/01/2025[2]	538
	West Street Merger Sub Inc.
1,500	6.375%—09/01/2025[2]	1,481
		78,069
HOTELS, RESTAURANTS & LEISURE—2.5%
	Brinker International Inc.
2,500	3.875%—05/15/2023	2,369
1,075	5.000%—10/01/2024[2]	1,056
		3,425
	Eldorado Resorts Inc.
1,005	6.000%—04/01/2025	1,001
	ESH Hospitality Inc.
4,250	5.250%—05/01/2025[2]	4,165
	Hilton Domestic Operating Co. Inc.
1,555	5.125%—05/01/2026[2]	1,563
	IRB Holding Corp.
2,690	6.750%—02/15/2026[2]	2,602
	MGM Growth Properties Operating Partnership LP
695	4.500%—01/15/2028	643
	New Red Finance Inc.
4,000	5.000%—10/15/2025[2]	3,869
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
	Scientific Games International Inc.
$500	6.250%—09/01/2020	$ 503
2,000	6.625%—05/15/2021	2,050
		2,553
	Viking Cruises Ltd.
3,000	5.875%—09/15/2027[2]	2,902
	VOC Escrow Ltd.
1,685	5.000%—02/15/2028[2]	1,639
	Wyndham Worldwide Corp.
450	4.500%—04/01/2027	446
		24,808
HOUSEHOLD DURABLES—1.7%
	Kronos Acquisition Holdings Inc.
6,050	9.000%—08/15/2023[2]	5,793
	Lennar Corp.
500	4.125%—12/01/2018	501
2,725	4.500%—04/30/2024	2,664
1,075	5.000%—06/15/2027[2]	1,043
475	5.250%—06/01/2026[2]	469
400	5.875%—11/15/2024[2]	415
1,270	8.375%—05/15/2018[2]	1,273
		6,365
	M/I Homes Inc.
1,205	5.625%—08/01/2025	1,166
	Toll Brothers Finance Corp.
710	4.350%—02/15/2028	660
	Tri Pointe Group Inc.
1,400	4.875%—07/01/2021	1,417
2,000	5.250%—06/01/2027	1,903
		3,320
		17,304
HOUSEHOLD PRODUCTS—1.8%
	Energizer Holdings Inc.
4,000	5.500%—06/15/2025[2]	3,980
	First Quality Finance Co. Inc.
8,000	4.625%—05/15/2021[2]	7,940
	Prestige Brands Inc.
4,650	5.375%—12/15/2021[2]	4,679
1,000	6.375%—03/01/2024[2]	1,010
		5,689
		17,609
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.2%
	AES Corp.
565	4.000%—03/15/2021	569
585	4.500%—03/15/2023	589
4,141	5.500%—04/15/2025	4,255
300	6.000%—05/15/2026	315
		5,728
	Calpine Corp.
1,115	5.250%—06/01/2026[2]	1,071
1,670	5.500%—02/01/2024	1,539
1,600	5.750%—01/15/2025	1,468
		4,078

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—Continued
	Nextera Energy Operating Partners LP
$795	4.250%—09/15/2024[2]	$ 769
870	4.500%—09/15/2027[2]	815
		1,584
	NRG Energy Inc.
550	5.750%—01/15/2028[2]	546
3,100	6.250%—07/15/2022-05/01/2024	3,219
1,475	6.625%—01/15/2027	1,527
		5,292
	Terraform Power Operating LLC
1,980	5.000%—01/31/2028[2]	1,861
	Vistra Energy Corp.
2,000	7.375%—11/01/2022	2,112
1,000	8.000%—01/15/2025[2]	1,089
		3,201
		21,744
INSURANCE—0.7%
	Acrisure Finance Inc.
2,830	7.000%—11/15/2025[2]	2,682
	Hub International Ltd.
1,620	7.000%—05/01/2026[2]	1,628
	NFP Corp.
3,000	6.875%—07/15/2025[2]	2,955
		7,265
INTERNET & DIRECT MARKETING RETAIL—1.1%
	GCI Inc.
7,000	6.750%—06/01/2021	7,079
	NetFlix Inc.
2,470	4.875%—04/15/2028[2]	2,337
1,090	5.875%—11/15/2028[2]	1,093
		3,430
		10,509
IT SERVICES—1.8%
	Alliance Data Systems Corp.
2,500	5.375%—08/01/2022[2]	2,525
	Alliance Data Systems Corp. MTN[3]
3,175	5.875%—11/01/2021[2]	3,239
	First Data Corp.
1,995	5.375%—08/15/2023[2]	2,039
1,850	5.750%—01/15/2024[2]	1,883
		3,922
	WEX Inc.
7,805	4.750%—02/01/2023[2]	7,878
		17,564
LEISURE PRODUCTS—0.1%
	Vista Outdoor Inc.
1,500	5.875%—10/01/2023	1,406
LIFE SCIENCES TOOLS & SERVICES—0.6%
	Eagle Holding Co. II LLC
3,000	7.625%—05/15/2022[2]	3,045
	inVentiv Group Holdings Inc.
745	7.500%—10/01/2024[2]	795
	IQVIA Inc.
2,050	4.875%—05/15/2023[2]	2,086
		5,926
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MACHINERY—0.4%
	Allison Transmission Inc.
$1,200	4.750%—10/01/2027[2]	$ 1,132
	EnPro Industries Inc.
1,000	5.875%—09/15/2022	1,035
	Navistar International Corp.
2,000	6.625%—11/01/2025[2]	2,085
		4,252
MEDIA—12.6%
	Altice Luxembourg SA
200	7.625%—02/15/2025[2]	181
2,000	7.750%—05/15/2022[2]	1,917
		2,098
	AMC Entertainment Holdings Inc.
1,125	5.750%—06/15/2025	1,096
1,925	5.875%—11/15/2026	1,879
		2,975
	AMC Networks Inc.
4,998	4.750%—08/01/2025	4,736
	Block Communications Inc.
2,550	6.875%—02/15/2025[2]	2,575
	Cable One Inc.
2,885	5.750%—06/15/2022[2]	2,957
	Cablevision Systems Corp.
5,000	8.000%—04/15/2020	5,312
	CCO Holdings LLC
2,000	5.000%—02/01/2028[2]	1,857
3,000	5.125%—05/01/2027[2]	2,819
5,250	5.250%—03/15/2021-09/30/2022	5,348
3,500	5.875%—04/01/2024[2]	3,561
		13,585
	CSC Holdings LLC
2,000	5.250%—06/01/2024	1,885
1,250	5.375%—02/01/2028[2]	1,172
		3,057
	DISH DBS Corp.
5,000	5.000%—03/15/2023	4,331
6,330	5.875%—11/15/2024	5,436
		9,767
	EW Scripps Co.
2,250	5.125%—05/15/2025[2]	2,098
	Lin Television Corp.
500	5.875%—11/15/2022	516
	MDC Partners Inc.
1,525	6.500%—05/01/2024[2]	1,508
	Mediacom Broadband LLC
2,800	5.500%—04/15/2021	2,842
	Meredith Corp.
1,660	6.875%—02/01/2026[2]	1,685
	Midcontinent Finance Corp.
4,000	6.875%—08/15/2023[2]	4,220
	Outfront Media Capital LLC
1,400	5.875%—03/15/2025	1,440
	Radiate HoldCo LLC
5,300	6.625%—02/15/2025[2]	4,929
665	6.875%—02/15/2023[2]	647
		5,576
	SFR Group SA
3,000	6.000%—05/15/2022[2]	2,970

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
$1,265	6.250%—05/15/2024[2]	$ 1,210
4,250	7.375%—05/01/2026[2]	4,138
		8,318
	Sinclair Television Group Inc.
4,000	6.125%—10/01/2022	4,124
	Sirius XM Radio Inc.
7,500	6.000%—07/15/2024[2]	7,724
	Telenet Finance Luxembourg Notes Sarl
4,400	5.500%—03/01/2028[2]	4,224
	Townsquare Media Inc.
5,000	6.500%—04/01/2023[2]	4,688
	Tribune Media Co.
9,000	5.875%—07/15/2022	9,158
	Univision Communications Inc.
4,000	5.125%—02/15/2025[2]	3,704
1,509	6.750%—09/15/2022[2]	1,550
		5,254
	UPCB Finance IV Ltd.
7,500	5.375%—01/15/2025[2]	7,369
	Virgin Media Finance plc
1,225	6.000%—10/15/2024[2]	1,205
	Virgin Media Secured Finance plc
880	5.250%—01/15/2021	903
250	5.500%—08/15/2026[2]	241
		1,144
	WMG Acquisition Corp.
1,700	5.625%—04/15/2022[2]	1,745
	Ziggo Bond Finance BV
3,255	5.875%—01/15/2025[2]	3,092
1,000	6.000%—01/15/2027[2]	939
		4,031
		125,931
METALS & MINING—3.5%
	AK Steel Corp.
1,936	6.375%—10/15/2025	1,824
945	7.000%—03/15/2027	921
		2,745
	Alcoa Nederland Holding BV
2,000	6.750%—09/30/2024[2]	2,155
975	7.000%—09/30/2026[2]	1,068
		3,223
	Alliance Resource Operating Partners
2,825	7.500%—05/01/2025[2]	2,991
	Arcelormittal
1,195	7.250%—10/15/2039	1,422
	BlueScope Steel Finance Ltd.
1,350	6.500%—05/15/2021[2]	1,397
	Commercial Metals Co.
1,070	5.375%—07/15/2027	1,046
	Constellium NV
2,000	5.750%—05/15/2024[2]	1,975
2,000	6.625%—03/01/2025[2]	2,032
		4,007
	FMG Resources August 2006 Pty Ltd.
3,810	4.750%—05/15/2022[2]	3,792
5,095	5.125%—03/15/2023-05/15/2024[2]	5,063
		8,855
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
METALS & MINING—Continued
	Freeport-McMoRan Inc.
$2,430	5.400%—11/14/2034	$ 2,254
1,435	5.450%—03/15/2043	1,313
		3,567
	Novelis Corp.
1,500	6.250%—08/15/2024[2]	1,532
	Steel Dynamics Inc.
1,800	5.125%—10/01/2021	1,838
546	5.250%—04/15/2023	556
		2,394
	Teck Resources Ltd.
1,415	5.200%—03/01/2042	1,334
		34,513
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.5%
	Starwood Property Trust Inc.
1,385	3.625%—02/01/2021[2]	1,364
1,465	4.750%—03/15/2025[2]	1,414
2,000	5.000%—12/15/2021	2,029
		4,807
OIL, GAS & CONSUMABLE FUELS—9.5%
	Ascent Resources Utica Holdings LLC
1,950	10.000%—04/01/2022[2]	2,106
	Baytex Energy Corp.
550	5.125%—06/01/2021[2]	523
6,025	5.625%—06/01/2024[2]	5,392
		5,915
	Berry Petroleum Co. LLC
715	7.000%—02/15/2026[2]	735
	Cheniere Corpus Christi Holdings LLC
1,215	5.125%—06/30/2027	1,189
	Cheniere Energy Partners LP
3,485	5.250%—10/01/2025[2]	3,415
	Chesapeake Energy Corp.
5,355	8.000%—06/15/2027[2]	5,168
	CNX Midstream Partners LP
1,190	6.500%—03/15/2026[2]	1,166
	Consol Mining Corp.
1,800	11.000%—11/15/2025[2]	1,895
	Continental Resources Inc.
600	4.900%—06/01/2044	588
	Crownrock Finance Inc.
1,920	5.625%—10/15/2025[2]	1,901
	Energy Transfer Equity LP
1,630	4.250%—03/15/2023	1,577
1,000	7.500%—10/15/2020	1,074
		2,651
	Extraction Oil & Gas Inc.
1,800	5.625%—02/01/2026[2]	1,748
1,085	7.375%—05/15/2024[2]	1,140
		2,888
	Genesis Energy LP
750	6.000%—05/15/2023	737
455	6.500%—10/01/2025	449
2,000	6.750%—08/01/2022	2,040
		3,226
	Global Partners LP
1,450	7.000%—06/15/2023	1,472

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Great Western Petroleum LLC
$1,000	9.000%—09/30/2021[2]	$ 1,040
	Gulfport Energy Corp.
1,500	6.000%—10/15/2024	1,433
1,205	6.375%—01/15/2026	1,160
		2,593
	Indigo Natural Resources LLC
1,555	6.875%—02/15/2026[2]	1,501
	Jagged Peak Energy LLC
1,125	5.875%—05/01/2026[2]	1,131
	Jonah Energy LLC
1,000	7.250%—10/15/2025[2]	805
	Jupiter Resources Inc.
2,494	8.500%—10/01/2022[2]	1,097
	Murphy Oil Corp.
1,900	5.875%—12/01/2042	1,729
	NGL Energy Partners LP
2,535	5.125%—07/15/2019	2,541
1,215	6.875%—10/15/2021	1,221
2,800	7.500%—11/01/2023	2,804
		6,566
	NGPL Pipeco LLC
555	4.375%—08/15/2022[2]	554
2,085	4.875%—08/15/2027[2]	2,035
100	7.768%—12/15/2037[2]	121
		2,710
	Oasis Petroleum Inc.
3,890	6.875%—03/15/2022-01/15/2023	4,008
	Parkland Fuel Corp.
1,730	6.000%—04/01/2026[2]	1,734
	PDC Energy Inc.
1,650	5.750%—05/15/2026[2]	1,664
	QEP Resources Inc.
50	5.250%—05/01/2023	49
500	5.625%—03/01/2026	481
500	6.875%—03/01/2021	540
		1,070
	Range Resources Corp.
4,415	5.875%—07/01/2022	4,492
	Rockies Express Pipeline LLC
2,830	6.000%—01/15/2019[2]	2,894
2,040	6.875%—04/15/2040[2]	2,361
		5,255
	Rose Rock Midstream LP
2,500	5.625%—07/15/2022	2,431
	Sanchez Energy Corp.
200	6.125%—01/15/2023	145
7,000	7.750%—06/15/2021	6,528
		6,673
	SemGroup Corp.
2,750	6.375%—03/15/2025	2,633
	SM Energy Co.
350	6.125%—11/15/2022	355
	Southwestern Energy Co.
1,025	7.500%—04/01/2026	1,058
875	7.750%—10/01/2027	906
		1,964
	Summit Midstream Holdings LLC
2,150	5.750%—04/15/2025	2,062
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Sunoco LP
$1,085	4.875%—01/15/2023[2]	$ 1,071
695	5.500%—02/15/2026[2]	672
		1,743
	Targa Resources Partners LP
660	5.000%—01/15/2028[2]	612
970	5.875%—04/15/2026[2]	967
		1,579
	Whiting Petroleum Corp.
95	6.625%—01/15/2026[2]	97
	Wildhorse Resource Development Corp.
2,000	6.875%—02/01/2025	2,040
860	6.875%—02/01/2025[2]	877
		2,917
	Williams Cos. Inc.
670	8.750%—03/15/2032	884
		95,048
PHARMACEUTICALS—1.6%
	Endo Finance LLC
2,500	5.375%—01/15/2023[2]	1,822
500	7.250%—01/15/2022[2]	427
		2,249
	Mallinckrodt International Finance SA
995	4.750%—04/15/2023	713
1,000	5.625%—10/15/2023[2]	788
800	5.750%—08/01/2022[2]	674
		2,175
	Teva Pharmaceutical Finance Netherlands III BV
2,000	2.200%—07/21/2021	1,805
2,575	6.000%—04/15/2024[2]	2,501
1,475	6.750%—03/01/2028[2]	1,458
		5,764
	Valeant Pharmaceuticals International Inc.
2,250	5.500%—11/01/2025[2]	2,247
2,300	5.625%—12/01/2021[2]	2,234
550	6.750%—08/15/2021[2]	556
660	7.250%—07/15/2022[2]	668
		5,705
		15,893
PROFESSIONAL SERVICES—0.5%
	Nielsen Finance LLC.
1,500	4.500%—10/01/2020	1,502
1,850	5.000%—04/15/2022[2]	1,869
		3,371
	Tempo Acquisition LLC
1,940	6.750%—06/01/2025[2]	1,925
		5,296
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
	Freedom Mortgage Corp.
1,170	8.125%—11/15/2024[2]	1,173
1,005	8.250%—04/15/2025[2]	1,008
		2,181
	Greystar Real Estate Partners LLC
1,310	5.750%—12/01/2025[2]	1,300

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
REAL ESTATE MANAGEMENT & DEVELOPMENT—Continued
	Realogy Group LLC
$2,000	4.875%—06/01/2023[2]	$ 1,943
5,500	5.250%—12/01/2021[2]	5,562
		7,505
		10,986
ROAD & RAIL—0.8%
	Avis Budget Car Rental LLC
1,000	5.125%—06/01/2022[2]	999
1,000	5.250%—03/15/2025[2]	966
1,000	5.500%—04/01/2023	994
		2,959
	Herc Rentals Inc.
2,340	7.500%—06/01/2022[2]	2,492
	Hertz Corp.
2,750	7.625%—06/01/2022[2]	2,805
		8,256
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.4%
	Advanced Micro Devices Inc.
2,000	7.000%—07/01/2024	2,120
1,500	7.500%—08/15/2022	1,646
		3,766
	Micron Technology Inc.
125	5.500%—02/01/2025	131
		3,897
SOFTWARE—1.1%
	CDK Global Inc.
500	3.800%—10/15/2019	503
	Infor Software Parent LLC
3,000	7.125%—05/01/2021[2]	3,034
	Informatica LLC
1,500	7.125%—07/15/2023[2]	1,508
	Nuance Communications Inc.
28	5.375%—08/15/2020[2]	28
2,275	5.625%—12/15/2026	2,284
3,000	6.000%—07/01/2024	3,082
		5,394
	Symantec Corp.
315	5.000%—04/15/2025[2]	317
		10,756
SPECIALTY RETAIL—1.1%
	Asbury Automotive Group Inc.
500	6.000%—12/15/2024	499
	L Brands Inc.
1,190	5.250%—02/01/2028	1,116
500	5.625%—02/15/2022	521
1,480	6.875%—11/01/2035	1,406
		3,043
	Penske Automotive Group Inc.
4,860	5.750%—10/01/2022	4,991
	PetSmart Inc.
2,000	5.875%—06/01/2025[2]	1,450
908	7.125%—03/15/2023[2]	533
		1,983
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SPECIALTY RETAIL—Continued
	Sonic Automotive Inc.
$600	5.000%—05/15/2023	$ 581
		11,097
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.1%
	Diamond 1 Finance Corp.
1,500	5.875%—06/15/2021[2]	1,547
850	7.125%—06/15/2024[2]	906
		2,453
	EMC Corp.
345	2.650%—06/01/2020	336
750	3.375%—06/01/2023	701
		1,037
	NCR Corp.
3,500	5.875%—12/15/2021	3,579
	Seagate HDD Cayman
2,000	4.875%—03/01/2024	1,975
	Western Digital Corp.
1,875	4.750%—02/15/2026	1,851
		10,895
THRIFTS & MORTGAGE FINANCE—0.7%
	Nationstar Mortgage LLC
3,750	6.500%—07/01/2021	3,806
	Quicken Loans Inc.
3,400	5.250%—01/15/2028[2]	3,115
		6,921
TRADING COMPANIES & DISTRIBUTORS—0.5%
	United Rentals North America Inc.
495	4.625%—10/15/2025	481
1,500	4.875%—01/15/2028	1,425
1,325	5.500%—05/15/2027	1,325
2,000	5.750%—11/15/2024	2,078
		5,309
WIRELESS TELECOMMUNICATION SERVICES—2.8%
	Sprint Capital Corp.
3,165	6.875%—11/15/2028	3,236
	Sprint Communications Inc.
3,400	6.000%—11/15/2022	3,481
	Sprint Corp.
3,500	7.125%—06/15/2024	3,613
4,250	7.250%—09/15/2021	4,515
1,000	7.625%—02/15/2025	1,055
1,000	7.875%—09/15/2023	1,075
		10,258
	T-Mobile USA Inc.
600	4.000%—04/15/2022	601
500	4.500%—02/01/2026	482
1,380	4.750%—02/01/2028	1,330
850	5.125%—04/15/2025	858
850	5.375%—04/15/2027	862

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
WIRELESS TELECOMMUNICATION SERVICES—Continued
$1,000	6.000%—03/01/2023	$ 1,039
5,500	6.500%—01/15/2024-01/15/2026	5,835
		11,007
		27,982
TOTAL CORPORATE BONDS & NOTES
(Cost $937,710)		928,983

SHORT-TERM INVESTMENTS—0.6%
(Cost $6,084)
REPURCHASE AGREEMENTS
6,084	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $6,206)	6,084
TOTAL INVESTMENTS—98.1%
(Cost $986,574)		977,525
CASH AND OTHER ASSETS, LESS LIABILITIES—1.9%		18,615
TOTAL NET ASSETS—100.0%		$996,140
FAIR VALUE MEASUREMENTS
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Portfolios of Investments.

1	Variable rate security, the stated rate represents the rate in effect at April 30, 2018.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2018, the aggregate value of these securities was $477,136 or 48% of net assets.
3	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Opportunities Fund
Managers’ Commentary (Unaudited)

Subadviser
Crescent Capital Group LP
11100 Santa Monica Blvd
Suite 2000
Los Angeles, CA 90025
Portfolio Managers
John A. Fekete
Since 2017
Conrad E. Chen
Since 2017
Ross M. Slusser
Since 2017
Scott K. Fukumoto
Since 2017
Crescent Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks total return.
John A. Fekete

Conrad E. Chen

Ross M. Slusser

Scott K. Fukumoto

Management’s Discussion of
Fund Performance
MARKET REVIEW
The U.S. high-yield market was slightly negative for the six months ended April 30, 2018 with a return of -0.23% as measured by the ICE BofAML U.S. High Yield Index (the “Index”). Other credit markets, such as U.S. corporates, European high-yield and U.S. bank loans had mixed returns for the period. At the end of 2017, there was little volatility and high-yield bonds were supported by steadily increasing oil prices, rising global equities and healthy economic growth. However, the successful passage of tax reform and a 25 basis point (0.25%) interest-rate hike in December by the U.S. Federal Reserve (Fed) triggered 5-year U.S. Treasury bond yields to increase to 2.25%, which was nearly a seven-year high at that time. The sentiment quickly changed and volatility returned to the market in the first four months of 2018 on the backdrop of global equity weakness, inflation and rate concerns, and an escalating trade war between the U.S. and China. The Federal Open Market Committee (FOMC), with the newly appointed Fed Chairman Jerome Powell, continued the tightening policy by passing another 25 basis point (0.25%) interest-rate hike with the expectation of two additional rate hikes for the remainder of 2018. Crude oil prices reached a four-year peak; however, high-yield Energy bonds continued to lag the broader high-yield market in both February and March. In April, the high-yield market showed some signs of recovery and posted a positive return recouping a portion of the losses sustained during the period. U.S. Treasury yields rose over the period; the 5-year increased 78 basis points (0.78%) and the 10-year rose 58 basis points (0.58%) to end April at 2.80% and 2.95%, respectively. New issuance was approximately in line with last year’s volume (down ~7%) and stands at $93.5 billion for the year-to-date ended April 30, 2018. The trailing 12-month default rate, according to Moody’s, was 3.4% as of April 30, 2018.
PERFORMANCE
Harbor High-Yield Opportunities Fund was incepted in November 2017 and returned -1.05% (Institutional Class), -1.02% (Retirement Class), -1.15% (Administrative Class), and -1.20% (Investor Class), underperforming the Index, which returned -0.23% for the six months ended April 30, 2018. The Fund was adversely impacted by one-time effects associated with ramping up the Fund’s assets. In terms of positions impacting performance, the Fund benefitted from an underweight to the banking industry, which was one of the worst performing areas during the period. Additionally, positive factors contributing to return were strong security selection in the automotive industry led by Navistar International Corp, Aston Martin and Tesla, the Services sector led by Travelport and Cardtronics, and finally, Consumer Goods sector led by Kronos Acquisition and B&G Foods. Conversely, much of the relative underperformance attributable to security selection was in the Media and Telecommunications sectors as these market segments continued to face secular pressures. From a ratings standpoint, the Fund’s overweight to longer duration BB-rated credits contributed to the relative underperformance from credit quality allocation, as longer-dated bonds came under pressure from rising interest rates. Lastly, the Fund maintained underweight position to the CCC-rated credit tier based on our view that there would be a flight to quality; however, this did not materialize during the period as CCC-rated credits beat the market and outperformed both B and BB-rated credit tiers.

Harbor High-Yield Opportunities Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	5 Years	Unannualized
	6 Months			Life of Fund
Harbor High-Yield Opportunities Fund
Institutional Class[1]	-1.05%	N/A	N/A	-1.05%
Retirement Class[1]	-1.02	N/A	N/A	-1.02
Administrative Class[1]	-1.15	N/A	N/A	-1.15
Investor Class[1]	-1.20	N/A	N/A	-1.20
Comparative Index
ICE BofAML U.S. High Yield (H0A0)[1]	-0.23%	N/A	N/A	-0.23%
As stated in the Fund’s prospectus dated June 1, 2018, the expense ratios were 0.73% (Net) and 1.08% (Gross) (Institutional Class); 0.65% (Net) and 1.00% (Gross) (Retirement Class); 0.98% (Net) and 1.33% (Gross) (Administrative Class); and 1.10% (Net) and 1.45% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
OUTLOOK & STRATEGY
We maintain a cautious outlook on below investment grade corporate credit: strong earnings growth in most sectors and improving issuer fundamentals are tempered by weakened technical factors such as consistent high-yield fund outflows and concerns surrounding rising interest rates. We expect defaults to remain low, which are projected to come in well below the historical average of 3.0-3.5%. In our view, company balance sheets are getting stronger and leverage ratios are declining among non-investment grade companies.
We believe that concerns around inflation and escalating trade wars between the U.S. and China are still present. While we do not foresee any major fundamental concerns for the asset class, FOMC rate actions, oil price volatility, and rising risks of a global trade war deserve close monitoring. At present, we believe a continuation of the status quo for the U.S. economy seems most likely. With GDP growth of 2.0-3.0% per annum, we are currently not concerned about a recession nor overheating in the near-term.

1	The “Life of Fund” return as shown reflects the period 11/01/2017 through 04/30/2018.
This report contains the current opinions of Crescent Capital Group LP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Opportunities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Opportunities Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Issuers (% of net assets)
1. Valeant Pharmaceuticals International Inc.	1.8%
2. Sprint Corp	1.7%
3. HCA Inc.	1.5%
4. Ardagh Packaging Finance plc	1.2%
5. Murphy Oil Corp.	1.2%
6. Icahn Enterprises Finance Corp.	1.1%
7. Standard Industries Inc.	1.1%
8. DISH DBS Corp.	1.0%
9. Hertz Corp.	1.0%
10. Match Group Inc.	1.0%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
Maturity Profile

Harbor High-Yield Opportunities Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—94.8%
Principal Amount		Value
AEROSPACE & DEFENSE—1.4%
	BBA US Holdings Inc.
$275	5.375%—05/01/2026[1]	$ 277
	Bombardier Inc.
475	6.000%—10/15/2022[1]	475
	TransDigm Inc.
250	6.375%—06/15/2026	252
		1,004
AIRLINES—0.9%
	Intrepid Aviation Group Holdings LLC
550	6.875%—02/15/2019[1]	545
	US Airways 2012-2 Class B Pass-Through Trust
116	6.750%—12/03/2022	123
		668
AUTO COMPONENTS—0.6%
	Dana Financing Luxembourg Sarl
400	5.750%—04/15/2025[1]	407
AUTOMOBILES—1.5%
	Aston Martin Capital Holdings Ltd.
350	6.500%—04/15/2022[1]	365
	Fiat DaimlerChrysler Automobiles NV
225	5.250%—04/15/2023	234
	McLaren Finance plc
475	5.750%—08/01/2022[1]	478
		1,077
BANKS—2.4%
	Commerzbank AG MTN[2]
200	8.125%—09/19/2023[1]	232
	Intesa Sanpaolo SpA MTN[2]
500	5.017%—06/26/2024[1]	490
	Oxford Finance LLC
500	6.375%—12/15/2022[1]	511
	Royal Bank of Scotland Group plc
175	5.125%—05/28/2024	178
	Unicredit SpA
300	5.861% (US Treasury Yield Curve Rate T Note 1 Year CMT + 3.650) 06/19/2032[1,3]	301
		1,712
BEVERAGES—0.3%
	Cott Holdings Inc.
250	5.500%—04/01/2025[1]	249
BUILDING PRODUCTS—1.1%
	Standard Industries Inc.
750	5.375%—11/15/2024[1]	761
CAPITAL MARKETS—1.5%
	Icahn Enterprises Finance Corp.
400	5.875%—02/01/2022	405
350	6.250%—02/01/2022	358
		763
	LPL Holdings Inc.
300	5.750%—09/15/2025[1]	292
		1,055
CHEMICALS—4.3%
	CF Industries Inc.
425	5.150%—03/15/2034	390
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CHEMICALS—Continued
	Chemours Co.
$600	5.375%—05/15/2027	$ 595
	Cornerstone Chemical Co.
400	6.750%—08/15/2024[1]	396
	Hexion Inc.
375	6.625%—04/15/2020	353
	INEOS Group Holdings SA
400	5.625%—08/01/2024[1]	405
	NOVA Chemicals Corp.
125	4.875%—06/01/2024[1]	122
200	5.250%—06/01/2027[1]	193
		315
	Nufarm Australia Ltd.
300	6.375%—10/15/2019[1]	306
	Venator Materials Corp.
375	5.750%—07/15/2025[1]	375
		3,135
COMMERCIAL SERVICES & SUPPLIES—0.9%
	Novelis Corp.
375	5.875%—09/30/2026[1]	373
	Prime Security Services Borrower LLC
250	9.250%—05/15/2023[1]	269
		642
COMMUNICATIONS EQUIPMENT—1.0%
	Nokia OYJ
350	5.375%—05/15/2019	358
	Plantronics Inc.
400	5.500%—05/31/2023[1]	401
		759
CONSTRUCTION & ENGINEERING—0.8%
	MDC Holdings Inc.
300	5.500%—01/15/2024	307
	Meritage Homes Corp.
250	5.125%—06/06/2027	238
		545
CONSTRUCTION MATERIALS—1.2%
	Cemex SAB de CV
325	7.750%—04/16/2026[1]	357
	New Enterprise Stone & Lime Co. Inc.
500	6.250%—03/15/2026[1]	508
		865
CONSUMER FINANCE—2.5%
	Credit Acceptance Corp.
650	7.375%—03/15/2023	683
	Navient Corp. MTN[2]
175	5.625%—08/01/2033	151
300	6.125%—03/25/2024	302
		453
	Springleaf Finance Corp.
500	5.625%—03/15/2023	496
150	6.875%—03/15/2025	152
		648
		1,784

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONTAINERS & PACKAGING—1.8%
	Ard Finance SA
$125	7.125%—09/15/2023	$ 128
	Ardagh Packaging Finance plc
825	7.250%—05/15/2024[1]	876
	Reynolds Group Issuer Inc.
325	5.125%—07/15/2023[1]	327
		1,331
DIVERSIFIED FINANCIAL SERVICES—0.2%
	Gogo Intermediate Holdings LLC
150	12.500%—07/01/2022[1]	167
DIVERSIFIED TELECOMMUNICATION SERVICES—5.3%
	Altice Financing SA
175	6.625%—02/15/2023[1]	176
	Altice Luxembourg SA
100	7.750%—05/15/2022[1]	96
	CCO Holdings LLC
150	5.875%—04/01/2024[1]	153
	CenturyLink Inc.
125	7.500%—04/01/2024	128
	CSC Holdings LLC
475	5.500%—04/15/2027[1]	457
	Frontier Communications Corp.
250	8.500%—04/01/2026[1]	244
175	9.000%—08/15/2031	108
150	10.500%—09/15/2022	133
200	11.000%—09/15/2025	154
		639
	Hughes Satellite Systems Corp.
300	5.250%—08/01/2026	294
	Qwest Corp.
400	6.875%—09/15/2033	380
	SFR Group SA
250	7.375%—05/01/2026[1]	243
	Telecom Italia SpA
275	5.303%—05/30/2024[1]	281
	UPC Holding BV
425	5.500%—01/15/2028[1]	397
	Videotron Ltd.
225	5.125%—04/15/2027[1]	221
	Virgin Media Secured Finance plc
375	5.500%—08/15/2026[1]	362
		3,827
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.7%
	Ingram Micro Inc.
500	5.450%—12/15/2024	486
ENERGY EQUIPMENT & SERVICES—3.8%
	Archrock Partners LP
250	6.000%—04/01/2021	251
	Calfrac Holdings LP
375	7.500%—12/01/2020[1]	372
	Ensco plc
275	5.750%—10/01/2044	192
	Oceaneering International Inc.
350	4.650%—11/15/2024	336
	Parker Drilling Co.
300	6.750%—07/15/2022	228
	Pioneer Energy Services Corp.
125	6.125%—03/15/2022	113
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ENERGY EQUIPMENT & SERVICES—Continued
	SESI LLC
$300	7.125%—12/15/2021	$ 306
	Sunoco LP
350	4.875%—01/15/2023[1]	345
	USA Compression Partners LP
200	6.875%—04/01/2026[1]	205
	Weatherford International Ltd.
425	4.500%—04/15/2022	378
50	6.500%—08/01/2036	38
		416
		2,764
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.1%
	CBL & Associates LP
75	5.250%—12/01/2023	63
	CyrusOne LP
225	5.375%—03/15/2027	226
	Greystar Real Estate Partners LLC
100	5.750%—12/01/2025[1]	99
	MPT Operating Partnership LP
450	5.000%—10/15/2027	427
		815
FOOD PRODUCTS—1.0%
	Dean Foods Co.
400	6.500%—03/15/2023[1]	384
	Post Holdings Inc.
350	5.750%—03/01/2027[1]	343
		727
HEALTH CARE PROVIDERS & SERVICES—4.6%
	Community Health Systems Inc.
175	5.125%—08/01/2021	162
300	8.000%—11/15/2019	274
		436
	HCA Inc.
100	4.750%—05/01/2023	101
250	5.000%—03/15/2024	254
250	5.250%—06/15/2026	252
400	5.375%—02/01/2025	399
75	5.875%—05/01/2023	78
		1,084
	Healthsouth Corp.
300	5.750%—11/01/2024	306
	LifePoint Health Inc.
350	5.875%—12/01/2023	347
	NVA Holdings Inc.
300	6.875%—04/01/2026[1]	303
	Tenet Healthcare Corp.
200	4.625%—07/15/2024[1]	194
275	6.750%—06/15/2023	272
		466
	Universal Hospital Services Inc.
375	7.625%—08/15/2020	380
		3,322
HOTELS, RESTAURANTS & LEISURE—5.4%
	GLP Financing II Inc.
225	5.375%—04/15/2026	227

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
	Golden Nugget Inc.
$425	6.750%—10/15/2024[1]	$ 432
	International Game Technology plc
400	6.500%—02/15/2025[1]	428
	Melco Resorts Finance Ltd.
400	4.875%—06/06/2025[1]	375
	PF Chang's China Bistro Inc.
350	10.250%—06/30/2020[1]	291
	Pinnacle Entertainment Inc.
250	5.625%—05/01/2024	263
	Scientific Games International Inc.
75	5.000%—10/15/2025[1]	73
450	10.000%—12/01/2022	486
		559
	Silversea Cruise Finance Ltd.
500	7.250%—02/01/2025[1]	529
	Viking Cruises Ltd.
500	5.875%—09/15/2027[1]	484
	Wynn Las Vegas LLC
350	5.500%—03/01/2025[1]	349
		3,937
HOUSEHOLD DURABLES—1.5%
	AV Homes Inc.
250	6.625%—05/15/2022	256
	M/I Homes Inc.
250	5.625%—08/01/2025	242
	Tempur Sealy International Inc.
550	5.625%—10/15/2023	556
		1,054
HOUSEHOLD PRODUCTS—0.7%
	Energizer Holdings Inc.
225	5.500%—06/15/2025[1]	224
	Kronos Acquisition Holdings Inc.
325	9.000%—08/15/2023[1]	311
		535
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.6%
	Calpine Corp.
350	5.250%—06/01/2026[1]	336
250	5.875%—01/15/2024[1]	253
		589
	Talen Energy Supply LLC
650	9.500%—07/15/2022[1]	619
	Vistra Energy Corp.
625	7.375%—11/01/2022	660
		1,868
INSURANCE—0.5%
	Acrisure Finance Inc.
363	7.000%—11/15/2025[1]	344
INTERNET & DIRECT MARKETING RETAIL—0.9%
	Travelport Corporate Finance plc
650	6.000%—03/15/2026[1]	666
INTERNET SOFTWARE & SERVICES—2.4%
	EIG Investors Corp.
200	10.875%—02/01/2024	218
	J2 Cloud Services LLC
475	6.000%—07/15/2025[1]	492
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INTERNET SOFTWARE & SERVICES—Continued
	Match Group Inc.
$675	6.375%—06/01/2024	$ 715
	Rackspace Hosting Inc.
300	8.625%—11/15/2024[1]	305
		1,730
IT SERVICES—1.9%
	Cardtronics Inc.
625	5.125%—08/01/2022	609
100	5.500%—05/01/2025[1]	93
		702
	First Data Corp.
250	5.750%—01/15/2024[1]	254
400	7.000%—12/01/2023[1]	420
		674
		1,376
MACHINERY—0.7%
	Navistar International Corp.
500	6.625%—11/01/2025[1]	521
MEDIA—6.6%
	AMC Networks Inc.
700	5.000%—04/01/2024	686
	Block Communications Inc.
650	6.875%—02/15/2025[1]	656
	CCO Holdings LLC
475	5.500%—05/01/2026[1]	464
	DISH DBS Corp.
400	5.875%—11/15/2024	344
400	7.750%—07/01/2026	364
		708
	Intelsat Jackson Holdings SA
350	7.250%—10/15/2020	343
100	8.000%—02/15/2024[1]	106
125	9.750%—07/15/2025[1]	123
		572
	Lamar Media Corp.
225	5.750%—02/01/2026	233
	Nexstar Escrow Corp.
350	5.625%—08/01/2024[1]	346
	Sinclair Television Group Inc.
250	5.625%—08/01/2024[1]	248
	Sirius XM Radio Inc.
375	6.000%—07/15/2024[1]	386
	Univision Communications Inc.
525	5.125%—05/15/2023-02/15/2025[1]	490
		4,789
METALS & MINING—4.3%
	AK Steel Corp.
250	6.375%—10/15/2025	235
300	7.625%—10/01/2021	308
		543
	Alcoa Nederland Holding BV
350	6.750%—09/30/2024[1]	377
150	7.000%—09/30/2026[1]	164
		541

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
METALS & MINING—Continued
	ArcelorMittal SA
$250	7.250%—10/15/2039	$ 298
	Freeport-McMoRan Inc.
500	4.550%—11/14/2024	485
	Grinding Media Inc.
500	7.375%—12/15/2023[1]	529
	New Gold Inc.
525	6.250%—11/15/2022[1]	537
	Teck Resources Ltd.
150	6.250%—07/15/2041	160
		3,093
OIL, GAS & CONSUMABLE FUELS—11.4%
	Antero Resources Corp.
500	5.125%—12/01/2022	505
	Berry Petroleum Co. LLC
175	7.000%—02/15/2026[1]	180
	California Resources Corp.
125	8.000%—12/15/2022[1]	108
	Carrizo Oil & Gas Inc.
54	7.500%—09/15/2020	55
	Cheniere Energy Partners LP
250	5.250%—10/01/2025[1]	245
	Chesapeake Energy Corp.
450	8.000%—12/15/2022-06/15/2027[1]	455
	Continental Resources Co.
225	3.800%—06/01/2024	220
	Crestwood Midstream Partners LP
300	6.250%—04/01/2023	307
	Diamond Offshore Drilling Inc.
250	4.875%—11/01/2043	181
	Energy Transfer Equity LP
175	5.875%—01/15/2024	179
	Everest Acquisition Finance Inc.
275	9.375%—05/01/2020	263
	Gulfport Energy Corp.
450	6.375%—01/15/2026	433
	Hilcorp Finance Co.
250	5.000%—12/01/2024[1]	244
	Jones Energy Holdings LLC
300	6.750%—04/01/2022	187
	Meg Energy Corp.
350	6.375%—01/30/2023[1]	317
	Murphy Oil Corp.
350	5.750%—08/15/2025	350
500	6.875%—08/15/2024	531
		881
	Murphy Oil USA Inc.
350	5.625%—05/01/2027	350
250	6.000%—08/15/2023	259
		609
	Nabors Industries Inc.
250	5.500%—01/15/2023	246
	Newfield Exploration Co.
400	5.375%—01/01/2026	415
	Noble Holding International Ltd.
211	7.750%—01/15/2024	199
	Oasis Petroleum Inc.
250	6.875%—03/15/2022	258
	QEP Resources Inc.
250	5.625%—03/01/2026	240
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Rose Rock Midstream LP
$250	5.625%—07/15/2022	$ 243
	Sanchez Energy Corp.
225	6.125%—01/15/2023	164
	SM Energy Co.
250	5.625%—06/01/2025	244
	Targa Resources Partners Finance Corp.
225	6.750%—03/15/2024	236
	Transocean Inc.
325	5.800%—10/15/2022	320
	Welltec A/S
350	9.500%—12/01/2022[1]	356
		8,290
PHARMACEUTICALS—3.2%
	Endo Finance LLC
175	5.875%—10/15/2024[1]	165
150	6.000%—07/15/2023[1]	110
		275
	Horizon Pharma Inc.
300	6.625%—05/01/2023	301
	Mallinckrodt International Finance SA
275	5.625%—10/15/2023[1]	217
	Teva Pharmaceutical Finance Netherlands III BV
375	3.150%—10/01/2026	299
	Valeant Pharmaceuticals International Inc.
150	5.500%—03/01/2023[1]	137
150	6.125%—04/15/2025[1]	136
600	7.000%—03/15/2024[1]	635
325	9.250%—04/01/2026[1]	332
		1,240
		2,332
ROAD & RAIL—1.0%
	Hertz Corp.
750	5.875%—10/15/2020	744
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.7%
	Advanced Micro Devices Inc.
325	7.000%—07/01/2024	344
	Micron Technology Inc.
175	5.500%—02/01/2025	183
		527
SOFTWARE—1.6%
	BMC Software Finance Inc.
300	8.125%—07/15/2021[1]	301
	Infor Software Parent LLC
325	7.125%—05/01/2021[1]	329
	Open Text Corp.
250	5.875%—06/01/2026[1]	260
	Solera LLC
250	10.500%—03/01/2024[1]	279
		1,169
SPECIALTY RETAIL—1.2%
	Asbury Automotive Group Inc.
300	6.000%—12/15/2024	299
	First Quality Finance Co. Inc.
225	5.000%—07/01/2025[1]	216
	Neiman Marcus Group Ltd. LLC
345	8.000%—10/15/2021[1]	237

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SPECIALTY RETAIL—Continued
	Rent-A-Center Inc.
$100	4.750%—05/01/2021	$ 94
		846
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.8%
	Diamond 1 Finance Corp.
300	6.020%—06/15/2026[1]	318
	EMC Corp.
250	2.650%—06/01/2020	244
100	3.375%—06/01/2023	93
		337
	Seagate HDD Cayman
250	4.875%—06/01/2027	235
	Western Digital Corp.
425	4.750%—02/15/2026	420
		1,310
TOBACCO—0.8%
	Vector Group Ltd.
575	6.125%—02/01/2025[1]	572
TRADING COMPANIES & DISTRIBUTORS—1.4%
	Fly Leasing Ltd.
300	6.375%—10/15/2021	313
	Suburban Propane Partners LP
200	5.500%—06/01/2024	194
	United Rentals North America Inc.
500	5.750%—11/15/2024	519
		1,026
TRANSPORTATION INFRASTRUCTURE—1.7%
	DAE Funding LLC
525	5.000%—08/01/2024[1]	507
	Park Aerospace Holdings Co.
600	5.250%—08/15/2022[1]	599
100	5.500%—02/15/2024[1]	97
		696
		1,203
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
WIRELESS TELECOMMUNICATION SERVICES—3.6%
	C&W Senior Financing DAC
$200	6.875%—09/15/2027[1]	$ 199
	SFR Group SA
150	6.000%—05/15/2022[1]	148
	Sprint Capital Corp.
250	6.875%—11/15/2028	255
	Sprint Corp.
800	7.125%—06/15/2024	826
400	7.875%—09/15/2023	430
		1,256
	T-Mobile USA Inc.
250	5.375%—04/15/2027	254
175	6.375%—03/01/2025	184
		438
	Wind Tre SpA
400	5.000%—01/20/2026[1]	338
		2,634
TOTAL CORPORATE BONDS & NOTES
(Cost $70,490)		68,668

SHORT-TERM INVESTMENTS—3.1%
(Cost $2,280)
REPURCHASE AGREEMENTS
2,280	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $2,328)	2,280
TOTAL INVESTMENTS—97.9%
(Cost $72,770)		70,948
CASH AND OTHER ASSETS, LESS LIABILITIES—2.1%		1,488
TOTAL NET ASSETS—100.0%		$72,436

FAIR VALUE MEASUREMENTS
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2018 or November 1, 2017, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Portfolios of Investments.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2018, the aggregate value of these securities was $35,595 or 49% of net assets.
2	MTN after the name of a security stands for Medium Term Note.
3	Variable rate security, the stated rate represents the rate in effect at April 30, 2018.
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund
Managers’ Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mihir P. Worah, Ph.D.
Since 2014
PIMCO has subadvised the Fund since 1987.
Investment Objective
The Fund seeks total return.
Scott A. Mather

Mark R. Kiesel

Mihir P. Worah, Ph.D.

Management’s Discussion of
Fund Performance
MARKET REVIEW
Over the six months ended April 30, 2018, after months of subdued volatility and strong risk asset returns, the start to 2018 was highlighted by the return of volatility. Solid growth data kept central banks on track, but rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit.
Risk assets remained well supported by synchronized global growth and optimism about fiscal stimulus at the end of 2017 despite a slew of geopolitical concerns. Most developed market central banks indicated a shift toward reduced accommodation, contributing to flatter yield curves. Geopolitics continued to capture headlines – from elections in the U.S., Europe and Japan to China’s 19th Party Congress to turmoil in the Middle East – but markets were broadly resilient. Anticipation for – and passage of – fiscal stimulus in the U.S. as well as an uptick in growth momentum contributed to tighter credit spreads and allowed U.S. equities to finish the year out strong. In fact, the S&P 500 Index delivered positive returns every month of 2017, a first since the inception of the total return index. Volatility remained low and emerging market assets broadly strengthened, finishing a strong year of performance in 2017 on the back of healthier fundamentals, a weaker dollar, and rising oil prices.
The supportive market conditions continued into 2018 as risk asset returns started higher as global stocks surged nearly 6% in January, but reversed on concerns about rising rates. Expectations for higher inflation, increased Treasury supply and more U.S. Federal Reserve (Fed) hikes all contributed to higher rates. Volatility rose as measures like the CBOE Volatility Index (VIX) had its single largest one-day rise in its history (back to 1990). Fears of a global trade war exacerbated the extent of swings in risk markets. Tariff announcements from the U.S. administration first on steel and aluminum imports, then on certain Chinese goods, resulted in retaliatory measures from China. Equities ended the first quarter of 2018 lower with credit spreads wider and the U.S. Dollar weaker. Interest rates still ended the quarter higher, but lower than earlier in the quarter.
Finally, central banks remained on course for diminished monetary support as the fundamental backdrop remained solid. In the U.S., the Fed raised its policy rate in March and the “dot plot” (graphical representation of where each Fed member expects rates to go in the next 2 years) indicated a slightly steeper path for rates in 2019-2020. The European Central Bank (ECB) removed its commitment to more quantitative easing if necessary, and the People’s Bank of China (BoC) raised rates for the third time.
PERFORMANCE
Harbor Bond Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the six months ended April 30, 2018. The Fund returned -2.04% (Institutional Class) and -2.16% (Administrative Class) for the six-month period, compared with the benchmark’s return of -1.87%.
The following strategies helped Fund returns for the six months ended April 30, 2018:
•	A modest allocation to non-Agency mortgages as non-Agency Mortgage-Backed Securities performed well amid continued favorable market technicals and stable residential real estate fundamentals
•	An allocation to non-investment grade corporate issues, which provided an attractive source of yield

Harbor Bond Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Bond Fund
Institutional Class	-2.04%	0.35%	1.52%	4.29%
Administrative Class	-2.16	0.01	1.26	4.03
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond	-1.87%	-0.32%	1.47%	3.57%
As stated in the Fund’s prospectus dated June 1, 2018, the expense ratios were 0.51% (Net) and 0.63% (Gross) (Institutional Class); and 0.76% (Net) and 0.88% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
•	Exposure to local and U.S. Dollar-denominated emerging market securities, particularly in Latin America, as rates continued to recover over the period.
The following strategies were negative or neutral for returns for the six months ended April 30, 2018:
•	U.S. interest rate strategies, including duration and yield curve positioning, particularly an overweight to the intermediate portion of the U.S. Treasury curve, as rates rose over the period,
•	An underweight to investment grade credit, as spreads for the sector continued to compress
•	Currency positioning, specifically long U.S. Dollar positions versus a basket of Asian emerging market currencies and the Japanese Yen, as those currencies appreciated relative to the U.S. Dollar.
OUTLOOK & STRATEGY
PIMCO expects world GDP growth to remain above-trend at 3.0%‒3.5% in 2018, in a “Goldilocks” environment of synchronized global growth and low but gently rising inflation. Still favorable financial conditions and fiscal support suggest that the Goldilocks environment will continue in 2018. Compared with our December forecast, we now anticipate marginally higher 2018 GDP growth in the U.S., Eurozone, U.K. and China, while we lowered our estimates for Mexico and India. The causes of the stronger expansion are more uncertain ‒ favorable shorter-term financial conditions versus a possible longer-term increase in productivity ‒ and these could affect its durability beyond 2018. Our inflation forecasts for 2018 have also risen slightly since our December forecast in response to a higher oil price trajectory.
In the U.S., we expect above-consensus growth of 2.25%–2.75% in 2018. Household and corporate tax cuts should boost growth by 0.3 percentage points in 2018, with another 0.3 percentage points coming from higher federal government spending resulting from the two-year budget deal. With our view that unemployment will likely drop below 4%, we expect some upward pressure on wages and consumer prices, and core inflation to rise above 2% over the course of 2018. Under new leadership, we expect the Fed to continue tightening gradually; we expect three rate hikes this year, with a fourth likely if economic and financial conditions remain favorable.
For the Eurozone, we expect growth will be in a range of 2.25%‒2.75% for 2018, about the same pace as 2017. The expansion is now broad-based across the region, with growth momentum strong and financial conditions favorable in our view. We believe core inflation will remain very low, creeping only marginally above 1% this year due to low wage pressures and the appreciation of the Euro in 2017. We expect the European Central Bank to end its bond purchase program in September or, after a short taper, by December, though maturing bonds will be reinvested for some time. We do not foresee the first rate increase until mid-2019.
Within emerging markets, we expect growth to collectively rise to 4% in 2018 in Brazil, Russia, India and Mexico. From our perspective, emerging markets are catching up to the recovery in developed markets, with improving fundamentals and greater differentiation among countries. In our view, this recovery is likely to be shallower and slower than others; however, emerging markets potential growth has fallen, and key political events are likely to keep investors cautious. Finally, in China, we expect a controlled deceleration in growth to 6.0%–7.0% this year, and inflation to accelerate to 2.5% on stronger core inflation and higher oil prices, inducing the BoC to tighten policy by raising official interest rates, versus the consensus expectation of no hikes.
With respect to portfolio strategy, we plan to:
•	Be modestly underweight duration overall relative to the benchmark. An overweight in the U.S. is more than offset by short duration positions in other developed regions, including Japan and U.K. whose yield curves, we believe, have the potential to normalize closer to U.S. levels. In the U.S., we moderated the Fund’s positioning at the front-end of the yield curve given the move in front-end yields post-election. The Fund is overweight the intermediate part of the curve as we believe rates are likely to be range bound in the near-term. The Fund is underweight the long end as longer-term rates may drift higher with the potential for rising inflation and higher term premiums.

Harbor Bond Fund
Managers’ Commentary—Continued

•	Be underweight investment grade corporate credit and instead maintain a more diversified, broader credit mix. We seek to find attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector, and we remain opportunistic by looking to add exposure during market dislocations. We see value in banks and select financial companies, housing-related and mortgage credits, select high yield issues and taxable municipals (primarily Build-America Bonds).
•	Remain selective in allocations to emerging markets debt, given our view that dispersion in the pace of economic growth will continue to increase.
•	We remain tactical with the Fund’s long-U.S. Dollar positioning; while we expect to maintain a long-U.S. Dollar bias, the composition of relative value exposures may change tactically given the market environment. We maintain a long-U.S. Dollar bias against a basket of emerging market Asian currencies, specifically those of China’s largest regional trading partners.

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Issuers (% of net assets)
1. Federal National Mortgage Association TBA	35.8%
2. U.S. Treasury	21.1%
3. Japan Treasury Discount Bill	16.8%
4. Nykredit Realkredit AS	4.2%
5. Brazil Letras Do Tesouro Nacional	3.8%
6. Federal National Mortgage Association REMIC	3.5%
7. Federal Home Loan Mortgage Corp. TBA	3.2%
8. Federal National Mortgage Association	2.8%
9. Government National Mortgage Association TBA	2.4%
10. Nordea Kredit Realkreditaktieselskab	1.9%

Total INvestments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -54.4%)
Maturity Profile

Harbor Bond Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, Notional and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—10.8%
Principal Amount		Value
	Allegro CLO I Ltd.[1]
	Series 2013 Cl. 1A
$6,500	3.579% (3 Month USD Libor + 1.220) 01/30/2026[2,3]	$ 6,495
	Apidos CLO XVIII[1]
	Series 2014 Cl. 18A
4,000	3.482% (3 Month USD Libor + 1.120) 07/22/2026[2,3]	4,005
	Arbor Realty Commercial Real Estate Notes Ltd.
	Series 2017-FL1 Cl. A
6,800	3.197% (1 Month USD Libor + 1.300) 04/15/2027[2,3]	6,853
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
6,658	2.057% (1 Month USD Libor + 0.160) 05/25/2036[2]	2,578
	Series 2005-W2 Cl. A2C
2,376	2.257% (1 Month USD Libor + 0.360) 10/25/2035[2]	2,385
	Series 2004-W11 Cl. M3
939	3.022% (1 Month USD Libor + 0.750) 11/25/2034[2]	930
		5,893
	Asset Backed Securities Corp. Home Equity Loan Trust
	Series 2003-HE4 Cl. M1
5,768	3.142% (1 Month USD Libor + 0.830) 08/15/2033[2]	5,808
	Bayview Opportunity Master Fund IIIA Trust
	Series 2017-RN8 Cl. A1
3,633	3.352%—11/28/2032[3,4]	3,624
	Capital One Multi Asset Execut Comet
	Series 2016-A1 Cl. A1
6,400	2.347% (1 Month USD Libor + 0.450) 02/15/2022[2]	6,422
	Capital One Multi-Asset Execution Trust
	Series 2014-A4 Cl. A4
6,400	2.257% (1 Month USD Libor + 0.360) 06/15/2022[2]	6,420
	Series 2014-A3 Cl. A3
3,600	2.277% (1 Month USD Libor + 0.380) 01/18/2022[2]	3,608
		10,028
	Cent CLO 21 Ltd.[1]
	Series 2014 Cl. A1BR
5,700	3.576% (3 Month USD Libor + 1.210) 07/27/2026[2,3]	5,711
	Countrywide Asset-Backed Certificates
	Series 2006-21 Cl. 2A3
2,098	2.047% (1 Month USD Libor + 0.150) 05/25/2037[2]	2,076
	Series 2006-ABC1 Cl. A3
4,566	2.137% (1 Month USD Libor + 0.240) 05/25/2036[2]	3,264
	Series 2006-2 Cl. M1
1,200	2.297% (1 Month USD Libor + 0.400) 06/25/2036[2]	1,180
	Series 2001-BC3 Cl. A
161	2.377% (1 Month USD Libor + 0.240) 12/25/2031[2]	149
		6,669
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Dryden XXV Senior Loan Fund
	Series 2012-25A Cl. APR
$5,500	3.248% (3 Month USD Libor + 0.900) 10/15/2027[2,3]	$ 5,510
	ECMC Group Student Loan Trust 2018-1
	Series 2018-1A Cl. A
4,578	2.647% (1 Month USD Libor + 0.800) 02/27/2068[2,3]	4,581
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
511	2.047% (1 Month USD Libor + 0.150) 07/25/2036[2]	511
	Flagship VII Ltd.
	Series 2013 Cl. 7A
3,942	3.479% (3 Month USD Libor + 1.120) 01/20/2026[2,3]	3,946
	Ford Credit Auto Lease Trust
	Series 2017-A Cl. A2A
1,903	1.560%—11/15/2019	1,897
	Series 2017-A Cl. A2B
2,652	2.037% (1 Month USD Libor + 0.140) 11/15/2019[2]	2,652
		4,549
	GM Financial Consumer Automobiles Receivables Trust
	Series 2017-1A Cl. A2A
3,189	1.510%—03/16/2020[3]	3,178
	GSAA Trust
	Series 2006-20 Cl. 1A2
4,938	2.077% (1 Month USD Libor + 0.180) 12/25/2046[2]	2,873
	Series 2007-9 Cl. A1A
1,863	6.000%—08/25/2047	1,736
		4,609
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
120	1.967% (1 Month USD Libor + 0.070) 12/25/2036[2]	63
	Home Equity Asset Trust
	Series 2005-2 Cl. M4
2,052	2.947% (1 Month USD Libor + 0.700) 07/25/2035[2]	2,066
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
5,521	2.067% (1 Month USD Libor + 0.170) 12/25/2036[2]	2,289
	IXIS Real Estate Capital Trust
	Series 2005-HE1 Cl. M4
2,883	2.947% (1 Month USD Libor + 1.050) 06/25/2035[2]	2,709
	JPMorgan Mortgage Acquisition Corp.
	Series 2006-HE1 Cl.A4
3,112	2.477% (1 Month USD Libor + 0.290) 01/25/2036[2]	3,077
	JPMorgan Mortgage Acquisition Trust
	Series 2007-HE1 Cl. AF3
1,006	4.382%—05/25/2035[4]	738
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
6,000	2.137% (1 Month USD Libor + 0.240) 06/25/2036[2]	3,575
	Mid-State Trust
	Series 2004-1 Cl. A
1,256	6.005%—08/15/2037	1,364

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Monarch Grove CLO 18-1[1]
	Series 2018-1A Cl. A1
$4,300	2.443% (3 Month USD Libor + 0.880) 01/25/2028[2,3]	$ 4,302
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A1
2,098	2.027% (1 Month USD Libor + 0.130) 10/25/2036[2]	1,990
	Series 2007-HE1 Cl. A2C
2,325	2.047% (1 Month USD Libor + 0.150) 11/25/2036[2]	1,609
		3,599
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
1,145	2.797% (1 Month USD Libor + 0.600) 07/25/2032[2]	1,154
	Navient Student Loan Trust
	Series 2017-3A Cl. A1
3,874	2.197% (1 Month USD Libor + 0.300) 07/26/2066[2,3]	3,877
	Nelder Grove CLO Ltd.[1]
	Series 2014-A1R Cl. 1A
1,500	3.284% (3 Month USD Libor + 1.300) 08/28/2026[2,3]	1,502
	Nissan Master Owner Trust Receivables
	Series 2016-A Cl. A1
6,500	2.537% (1 Month USD Libor + 0.640) 06/15/2021[2]	6,533
	Novastar Mortgage Funding Trust
	Series 2007-2 Cl. A2C
6,105	2.077% (1 Month USD Libor + 0.180) 09/25/2037[2]	5,136
	OneMain Financial Issuance Trust
	Series 2017-1A Cl. A1
5,500	2.370%—09/14/2032[3]	5,399
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
4,816	2.147% (1 Month USD Libor + 0.250) 07/25/2037[2]	3,376
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
7,222	2.377% (1 Month USD Libor + 0.480) 08/25/2035[2]	7,213
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
4,826	2.027% (1 Month USD Libor + 0.130) 09/25/2036[2]	1,550
	RAMP Trust
	Series 2004-RS8 Cl. MII1
607	2.797% (1 Month USD Libor + 0.600) 08/25/2034[2]	609
	RASC Trust
	Series 2005-EMX3 Cl. M5
3,400	2.547% (1 Month USD Libor + 0.650) 09/25/2035[2]	3,328
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
11,363	2.557% (1 Month USD Libor + 0.440) 08/25/2035[2]	7,349
	SG Mortgage Securities Trust
	Series 2006-OPT2 Cl. A3D
6,900	2.107% (1 Month USD Libor + 0.210) 10/25/2036[2]	4,901
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
$57	5.130%—09/01/2023	$ 59
	Series 2009-20A Cl. 1
2,516	5.720%—01/01/2029	2,695
	Series 2008-20H Cl. 1
5,200	6.020%—08/01/2028	5,594
	Series 2001-20A Cl. 1
68	6.290%—01/01/2021	70
		8,418
	Sofi Professional Loan Program 2018-B Trust
	Series 2018-A1FX Cl. B
6,339	2.640%—08/25/2047[3]	6,310
	Soundview Home Loan Trust
	Series 2006-WF2 Cl. A1
1,083	2.027% (1 Month USD Libor + 0.130) 12/25/2036[2]	1,083
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
3,213	2.007% (1 Month USD Libor + 0.110) 09/25/2037[2]	1,672
	Structured Asset Securities Co.
	Series 2007-MN1A Cl. A1
24,153	2.127% (1 Month USD Libor + 0.230) 01/25/2037[2,3]	17,172
	Student Loan Marketing Association
	Series 2013-B Cl. A2A
4,520	1.850%—06/17/2030[3]	4,485
	Telos CLO Ltd.[1]
	Series 2014 Cl. 6A
6,900	3.623% (3 Month USD Libor + 1.270) 01/17/2027[2,3]	6,915
	Trillium Credit Card Trust II
	Series 2018-1A Cl. A
8,100	2.148%—02/27/2023[3,5]	8,102
	Venture XVI CLO Ltd.[1]
	Series 2014-16A Cl. ARR
5,400	3.198% (3 Month USD Libor + 0.850) 01/15/2028[2,3]	5,400
	Volt LXI LLC
	Series 2017-NPL8 Cl. A1
4,035	3.125%—06/25/2047[3,4]	4,019
TOTAL ASSET-BACKED SECURITIES
(Cost $217,625)		227,677

COLLATERALIZED MORTGAGE OBLIGATIONS—7.5%
	Adjustable Rate Mortgage Trust
	Series 2006-3 Cl. 4A2
3,236	2.017% (1 Month USD Libor + 0.120) 08/25/2036[2]	2,009
	Alba plc
	Series 2007-1 Cl. A3
£2,930	0.784% (3 Month GBP Libor + 0.170) 03/17/2039[2]	3,876
	Alternative Loan Trust
	Series 2005-38 Cl. A1
$1,335	2.878% (Fed 12 Month Treasury Average CMT + 1.500) 09/25/2035[2]	1,306

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Banc of America Funding Corp.
	Series 2007-C Cl. 7A5
$1,224	2.197% (1 Month USD Libor + 0.300) 05/20/2047[2]	$ 1,144
	BCAP LLC Trust
	Series 2007-AA2 Cl. 12A1
8,261	2.107% (1 Month USD Libor + 0.210) 05/25/2047[2]	7,649
	Series 2011-RR5 Cl. 12A1
605	4.962%—03/26/2037[3,4]	604
	Series 2011-RR4 Cl. 8A1
2,521	5.250%—02/26/2036[2,3]	2,060
	Series 2011-RR5 Cl. 5A1
2,718	5.250%—08/26/2037[2,3]	2,795
		13,108
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2000-2 Cl. A1
19	2.782%—11/25/2030[2]	18
	Series 2004-10 Cl. 12A3
39	3.576%—01/25/2035[2]	39
	Series 2004-1 Cl. 12A5
370	3.857%—04/25/2034[5]	373
	Series 2006-4 Cl. 1A1
592	3.910%—10/25/2036[2]	575
		1,005
	Bear Stearns Alt-A Trust
	Series 2005-4 Cl. 1A1
233	2.337% (1 Month USD Libor + 0.220) 07/25/2035[2]	234
	BX Trust
	Series 2017 Cl. A
6,800	2.817%—07/15/2034[3,5]	6,813
	Chase Mortgage Finance Corp.
	Series 2006-A1 Cl. 4A1
2,149	3.541%—09/25/2036[2]	2,121
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
7,738	2.227% (1 Month USD Libor + 0.330) 11/20/2035[2]	7,561
	Series 2006-6BC Cl. 1A2
4,060	2.297% (1 Month USD Libor + 0.400) 05/25/2036[2]	3,540
	Series 2005-84 Cl. 1A1
3,083	3.305%—02/25/2036[2]	2,652
	Series 2005-20CB Cl. 2A5
2,602	5.500%—07/25/2035	2,393
	Series 2006-36T2 Cl. 1A4
1,362	5.750%—12/25/2036	989
	Series 2006-39CB Cl. 1A20
5,418	6.000%—01/25/2037	5,317
		22,452
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2007-HY5 Cl. 1A1
1,192	3.815%—09/25/2047[2]	1,162
	Credit Suisse First Boston Mortgage Securities Corp.
	Series 2006-C2 Cl. A3
406	6.000%—11/25/2035	343
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust
	Series 2007-AR2 Cl. A1
$6,030	2.047% (1 Month USD Libor + 0.150) 03/25/2037[2]	$ 5,509
	DSLA Mortgage Loan Trust
	Series 2006-AR1 Cl. 1A1A
2,709	2.298% (Fed 12 Month Treasury Average CMT + 0.920) 03/19/2046[2]	2,461
	Eurohome UK Mortgages plc
	Series 2007-1 Cl. A
£2,628	0.756% (3 Month GBP Libor + 0.150) 06/15/2044[2]	3,542
	First Horizon Asset Securities Inc.
	Series 2005-AR6 Cl. 4A1
$1,325	3.718%—02/25/2036[2]	1,268
	First Nationwide Trust
	Series 2001-3 Cl. 1A1
	6.750%—08/21/2031	1
	GS Mortgage Securities Corp. Trust
	Series 2016-RENT Cl. A
6,900	3.203%—02/10/2029[3]	6,891
	GSMPS Mortgage Loan Trust
	Series 2006-RP2 Cl. 1AF1
5,905	2.297% (1 Month USD Libor + 0.400) 04/25/2036[2,3]	4,913
	GSR Mortgage Loan Trust
	Series 2005-AR7 Cl. 6A1
418	3.660%—11/25/2035[2]	422
	Series 2005-AR3 Cl. 3A1
718	3.861%—05/25/2035[2]	678
	Series 2006-2F Cl. 2A13
2,020	5.750%—02/25/2036	1,967
		3,067
	HarborView Mortgage Loan Trust
	Series 2004-8 Cl. 2A3
907	2.716% (1 Month USD Libor + 0.410) 11/19/2034[2]	810
	HomeBanc Mortgage Trust
	Series 2006-H2 Cl. A2
4,870	2.077% (1 Month USD Libor + 0.180) 12/25/2036[2]	4,785
	Homestar Mortgage Acceptance Corp.
	Series 2004-5 Cl. M3
1,532	3.622% (1 Month USD Libor + 1.150) 10/25/2034[2]	1,535
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
6	2.779%—01/25/2032[2]	6
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-F2 Cl. 2A1
2,968	6.500%—07/25/2037	1,933
	IndyMac INDX Mortgage Loan Trust
	Series 2007-AR13 Cl. 4A1
15,039	3.307%—07/25/2037[2]	12,672
	Series 2005-AR31 Cl. 1A1
1,447	3.476%—01/25/2036[2]	1,316
		13,988
	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2016-WPT Cl. A
5,000	3.347% (1 Month USD Libor + 1.450) 10/15/2033[2,3]	5,009

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	JP Morgan Mortgage Trust
	Series 2006-A6 Cl. 1A4L
$3,351	3.624%—10/25/2036[2]	$ 3,209
	Series 2006-S1 Cl. 3A1
886	5.500%—04/25/2036	914
		4,123
	JP Morgan Re-REMIC[6]
	Series 2009-7 Cl. 11A1
71	3.666%—09/27/2036[2,3]	73
	Mansard Mortgages plc
	Series 2007-2X Cl. A1
£1,226	1.256% (3 Month GBP Libor + 0.650) 12/15/2049[2]	1,670
	Merrill Lynch Alternative Note Asset Trust
	Series 2007-F1 Cl. 2A6
$665	6.000%—03/25/2037	533
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-3 Cl. 4A
41	2.147% (1 Month USD Libor + 0.250) 11/25/2035[2]	40
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2015-C22 Cl. ASB
6,000	3.040%—04/15/2048	5,936
	Provident Funding Mortgage Loan Trust
	Series 2005-2 Cl. 3A
3,469	3.701%—10/25/2035[2]	3,485
	Residential Accredit Loans Inc.
	Series 2006-QA7 Cl. 2A1
4,867	2.082% (1 Month USD Libor + 0.185) 08/25/2036[2]	4,481
	Series 2007-QS4 Cl. 3A9
2,355	6.000%—03/25/2037	2,192
		6,673
	Residential Asset Securitization Trust
	Series 2007-A8 Cl. 2A1
19,110	6.250%—08/25/2037	9,526
	Residential Funding Mortgage Securities I
	Series 2007-SA1 Cl. 2A2
317	4.191%—02/25/2037[2]	253
	Series 2006-SA1 Cl. 2A1
342	4.537%—02/25/2036[2]	313
		566
	RMAC Securities plc
	Series 2006-NS4X Cl. A3A
£1,921	0.772% (3 Month GBP Libor + 0.170) 06/12/2044[2]	2,583
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2007-1 Cl. 1A1
$2,552	2.047% (1 Month USD Libor + 0.150) 02/25/2037[2]	2,688
	Series 2001-21A Cl. 3A1
697	3.910%—04/25/2035[2]	697
		3,385
	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
496	2.146% (1 Month USD Libor + 0.250) 07/19/2035[2]	487
	Suntrust Adjustable Rate Mortgage Loan Trust
	Series 2007-S1 Cl. 1A
839	3.829%—01/25/2037[2]	797
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2005-AR13 Cl. A1A1
$258	2.187% (1 Month USD Libor + 0.290) 10/25/2045[2]	$ 259
	Series 2006-AR11 Cl. 3A1A
2,392	2.298% (Fed 12 Month Treasury Average CMT + 0.920) 09/25/2046[2]	2,217
	Series 2005-AR6 Cl. 2A1A
528	2.357% (1 Month USD Libor + 0.230) 04/25/2045[2]	520
		2,996
	Wells Fargo Mortgage Backed Securities Trust
	Series 2006-AR10 Cl. 1A1
3,430	3.724%—07/25/2036[2]	3,361
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $142,146)		157,525

CORPORATE BONDS & NOTES—37.1%
AIRLINES—0.2%
	American Airlines 2013-1 Class A Pass-Through Trust
1,008	4.000%—01/15/2027	1,010
	Delta Air Lines Inc.
3,000	3.400%—04/19/2021	2,992
700	3.625%—03/15/2022	694
		3,686
		4,696
AUTO COMPONENTS—0.2%
	ZF North America Capital Inc.
3,300	4.500%—04/29/2022[3]	3,380
AUTOMOBILES—2.2%
	Ford Motor Credit Co. LLC
2,600	2.425%—06/12/2020	2,552
5,000	2.551%—10/05/2018	5,001
1,550	3.200%—01/15/2021	1,537
5,200	4.140%—02/15/2023	5,200
10,050	8.125%—01/15/2020	10,846
		25,136
	General Motors Financial Co. Inc.
7,700	2.329% (3 Month USD Libor + 0.540) 11/06/2020[2]	7,693
6,600	2.450%—11/06/2020	6,456
2,800	3.150%—01/15/2020	2,798
1,200	3.200%—07/13/2020	1,197
1,400	6.750%—06/01/2018	1,405
		19,549
	Volkswagen Group of America Finance LLC
1,700	1.650%—05/22/2018[3]	1,699
		46,384
BANKS—16.6%
	AmSouth Bancorp
2,700	6.750%—11/01/2025	3,058

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BANKS—Continued
	Banco Bilbao Vizcaya Argentaria SA
€2,400	6.750% (EUR 5 Year Swaps Curve + 6.604) 02/18/2020[2,7]	$ 3,133
3,400	7.000% (EUR 5 Year Swaps Curve + 6.155) 02/19/2020[2,7]	4,276
		7,409
	Banco Do Nordeste Do Brasil SA
$3,300	4.375%—05/03/2019	3,325
	Banco Espirito Santo SA MTN[8]
€3,500	0.000%—01/15/2049*	1,247
	Banco Santander SA
3,100	6.250% (EUR 5 Year Swaps Curve + 5.640) 09/11/2021[2,7]	4,150
	Bank of America Corp.
$5,300	5.875% (3 Month USD Libor + 2.931) 03/15/2028[2,7]	5,300
	Bank of America Corp. MTN[8]
4,960	2.815% (3 Month USD Libor + 0.790) 03/05/2024[2]	4,959
4,030	5.650%—05/01/2018	4,030
		8,989
	Barclays Bank plc
£3,800	14.000% (3 Month GBP Libor + 13.400) 06/15/2019[2,7]	5,875
	Barclays plc
$5,200	3.684%—01/10/2023	5,134
6,300	3.921% (3 Month USD Libor + 2.110) 08/10/2021[2]	6,585
€2,300	6.500% (EUR 5 Year Swap Curve + 5.875) 09/15/2019[2,7]	2,958
£2,400	7.000% (GBP Swap 5 Year + 5.084) 09/15/2019[2,7]	3,473
		18,150
	BB&T Corp. MTN[8]
$19,500	2.985% (3 Month USD Libor + 0.860) 06/15/2018[2]	19,505
	BBVA Bancomer SA
1,200	6.500%—03/10/2021[3]	1,271
	CIT Group Inc.
300	3.875%—02/19/2019	301
100	5.375%—05/15/2020	104
		405
	Citigroup Inc.
3,000	2.350%—08/02/2021	2,912
6,800	2.750%—04/25/2022	6,615
4,000	3.436% (3 Month USD Libor + 1.430) 09/01/2023[2]	4,107
		13,634
	Deutsche Bank AG/New York NY
5,500	2.700%—07/13/2020	5,396
3,800	3.950%—02/27/2023	3,747
		9,143
	HSBC Bank plc
4,300	4.125%—08/12/2020[3]	4,391
	ING Bank NV
5,600	2.450%—03/16/2020[3]	5,529
	JP Morgan Chase & Co.
5,500	2.400%—06/07/2021	5,359
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—Continued
	$4,500	2.550%—03/01/2021	$ 4,419
	5,000	2.750%—06/23/2020	4,970
			14,748
		JPMorgan Chase Bank NA
	6,400	2.070% (3 Month USD Libor + 0.250) 02/13/2020[2]	6,406
	10,000	2.702% (3 Month USD Libor + 0.340) 04/26/2021[2]	10,008
			16,414
		Lloyds Bank plc
	7,300	12.000% (3 Month USD Libor + 11.756) 12/16/2024[2,3,7]	9,293
		Lloyds Banking Group plc
	£4,200	7.000% (GBP Swap 5 Year + 5.060) 06/27/2019[2,7]	6,057
	1,600	7.875% (GBP Swap 5 Year + 4.830) 06/27/2029[2,7]	2,671
			8,728
		Mitsubishi UFJ Financial Group Inc.
	$3,900	3.455%—03/02/2023	3,872
		MUFG Bank Ltd.
	6,700	2.350%—09/08/2019[3]	6,642
		National Australia Bank Ltd.
	950	2.250%—03/16/2021[3]	927
		Nordea Kredit Realkreditaktieselskab
DKK$	239,648	1.000%—10/01/2018	39,093
		Nykredit Realkredit AS
	521,800	1.000%—07/01/2018-10/01/2018	84,947
	24,300	2.000%—10/01/2018	3,981
			88,928
		Royal Bank of Canada
	$4,300	2.300%—03/22/2021	4,202
		Royal Bank of Scotland Group plc
	1,000	8.625% (USD Swap Semi 30/360 5Y + 7.598) 08/15/2021[2,7]	1,098
		Sumitomo Mitsui Banking Corp.
	5,400	2.514%—01/17/2020	5,345
		Sumitomo Mitsui Financial Group Inc.
	6,900	3.737% (3 Month USD Libor + 1.680) 03/09/2021[2]	7,149
		Sumitomo Mitsui Trust Bank Ltd.
	8,100	2.618% (1 Month USD Libor + 0.440) 09/19/2019[2,3]	8,111
		UBS AG/London
	3,400	2.450%—12/01/2020[3]	3,331
	2,700	2.486% (3 Month USD Libor + 0.480) 12/01/2020[2,3]	2,704
			6,035
		US Bank NA/Cincinnati OH
	6,300	3.150%—04/26/2021	6,309
		Wells Fargo & Co.
	3,100	3.589% (3 Month USD Libor + 1.230) 10/31/2023[2]	3,169
	8,200	5.895% (3 Month USD Libor + 3.770) 03/15/2019[2,7]	8,302
			11,471
			349,746

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BEVERAGES—0.2%
	Bacardi Ltd.
$4,200	4.450%—05/15/2025[3]	$ 4,183
BIOTECHNOLOGY—0.3%
	Baxalta Inc.
5,200	2.875%—06/23/2020	5,149
BUILDING PRODUCTS—0.3%
	CRH America Finance Inc.
3,200	3.950%—04/04/2028[3]	3,127
3,200	4.500%—04/04/2048[3]	3,077
		6,204
	Owens Corning
300	4.200%—12/01/2024	299
		6,503
CAPITAL MARKETS—5.9%
	AXA Equitable Holdings Inc.
3,200	3.900%—04/20/2023[3]	3,189
	Blackstone CQP Holdco LP
4,000	6.000%—08/18/2021[3]	4,030
8,000	6.500%—03/20/2021[3]	8,080
		12,110
	BM & FBOVESPA SA
1,300	5.500%—07/16/2020	1,341
	Credit Agricole SA/London MTN[8]
5,400	3.750%—04/24/2023[3]	5,348
	Credit Suisse Group AG
5,100	2.997% (3 Month USD Libor + 1.200) 12/14/2023[2,3]	4,905
	Credit Suisse Group Funding Guernsey Ltd.
8,900	3.750%—03/26/2025	8,623
4,845	3.800%—09/15/2022	4,848
		13,471
	Deutsche Bank
6,000	3.150%—01/22/2021	5,894
	Deutsche Bank AG
3,500	3.312% (3 Month USD Libor + 0.970) 07/13/2020[2]	3,516
	Deutsche Bank AG MTN[8]
13,700	2.850%—05/10/2019	13,673
	E*Trade Financial Corp.
5,100	2.950%—08/24/2022	4,945
	Goldman Sachs Group Inc.
7,700	3.139% (3 Month USD Libor + 0.780) 10/31/2022[2]	7,733
5,500	3.200%—02/23/2023	5,382
800	5.750%—01/24/2022	861
		13,976
	Moody's Corp.
300	2.625%—01/15/2023	288
462	4.500%—09/01/2022	479
		767
	Morgan Stanley
5,200	3.539% (3 Month USD Libor + 1.180) 01/20/2022[2]	5,280
	Morgan Stanley MTN[8]
8,508	5.625%—09/23/2019	8,811
	Piper Jaffray Cos.
2,000	5.060%—10/09/2018[3]	2,015
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—Continued
	UBS AG
$8,000	2.627% (3 Month USD Libor + 0.580) 06/08/2020[2,3]	$ 8,034
	UBS AG MTN[8]
6,800	2.355% (3 Month USD Libor + 0.320) 12/07/2018[2,3]	6,807
1,800	2.856% (3 Month USD Libor + 0.850) 06/01/2020[2]	1,819
		8,626
	UBS Group Funding Jersey Ltd.
8,500	3.000%—04/15/2021[3]	8,392
		124,293
CONSUMER FINANCE—1.5%
	Ally Financial Inc.
200	4.125%—03/30/2020	201
200	7.500%—09/15/2020	217
		418
	American Express Co.
6,400	3.400%—02/27/2023	6,355
	Capital One Financial Corp.
5,400	2.400%—10/30/2020	5,280
5,500	2.809% (3 Month USD Libor + 0.450) 10/30/2020[2]	5,487
		10,767
	Daimler Finance North America LLC
5,300	3.350%—05/04/2021[3]	5,294
5,300	3.700%—05/04/2023[3]	5,290
		10,584
	Discover Bank
2,900	2.600%—11/13/2018	2,899
	Navient Corp. MTN[8]
100	8.000%—03/25/2020	107
	OneMain Financial Holdings Inc.
750	7.250%—12/15/2021[3]	777
		31,907
DIVERSIFIED FINANCIAL SERVICES—1.7%
	Cantor Fitzgerald LP
5,400	6.500%—06/17/2022[3]	5,834
	Depository Trust & Clearing Corp.
3,000	4.875% (3 Month USD Libor + 3.167) 06/15/2020[2,3,7]	3,045
	Guardian Life Global Funding
4,000	3.400%—04/25/2023[3]	3,986
	Imperial Brands Finance plc
2,100	3.750%—07/21/2022[3]	2,103
	Leaseplan Corp. NV
7,300	2.875%—01/22/2019[3]	7,283
	National Rural Utilities Cooperative Finance Corp. MTN[8]
4,500	2.900%—03/15/2021	4,465
	Rio Oil Finance Trust
1,703	9.250%—07/06/2024[3]	1,870
6,483	9.750%—01/06/2027[3]	7,172
		9,042
		35,758

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—1.0%
	Altice Financing SA
$2,200	6.625%—02/15/2023[3]	$ 2,206
	Deutsche Telekom International Finance BV
4,980	2.820%—01/19/2022[3]	4,865
	Telefonica Emisiones Sau
1,800	5.134%—04/27/2020	1,871
	Verizon Communications Inc.
12,695	3.376%—02/15/2025	12,342
		21,284
ELECTRIC UTILITIES—0.5%
	American Electric Power Co. Inc.
1,000	2.150%—11/13/2020	974
	Nextera Energy Capital Holdings Inc.
8,600	2.372% (3 Month USD Libor + 0.315) 09/03/2019[2]	8,620
		9,594
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.1%
	Tech Data Corp.
1,700	3.700%—02/15/2022	1,675
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
	American Tower Corp.
2,100	3.300%—02/15/2021	2,093
	AvalonBay Communities Inc. MTN[8]
4,400	3.450%—06/01/2025	4,284
	CBL & Associates LP
2,700	4.600%—10/15/2024	2,149
6,600	5.950%—12/15/2026	5,296
		7,445
	EPR Properties
2,200	4.500%—06/01/2027	2,089
	Washington Prime Group LP
5,800	5.950%—08/15/2024	5,451
		21,362
FOOD & STAPLES RETAILING—0.4%
	CVS Health Corp.
5,300	3.125%—03/09/2020	5,302
	CVS Pass-Through Trust
570	6.943%—01/10/2030	640
	Viterra Inc.
200	5.950%—08/01/2020[3]	211
	Walgreens Boots Alliance Inc.
1,600	3.300%—11/18/2021	1,595
		7,748
FOOD PRODUCTS—0.1%
	Kraft Heinz Foods Co.
2,800	5.375%—02/10/2020	2,909
HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
	Boston Scientific Corp.
4,900	2.850%—05/15/2020	4,857
	Zimmer Biomet Holdings Inc.
4,900	2.700%—04/01/2020	4,855
		9,712
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—0.5%
	Wynn Las Vegas LLC
$5,200	4.250%—05/30/2023[3]	$ 4,998
5,300	5.500%—03/01/2025[3]	5,289
		10,287
INDUSTRIAL CONGLOMERATES—0.2%
	General Electric Co.
4,400	5.000% (3 Month USD Libor + 3.330) 01/21/2021[2,7]	4,361
MACHINERY—0.1%
	CNH Industrial Capital LLC
500	3.875%—10/15/2021	503
2,200	4.375%—11/06/2020	2,249
		2,752
MEDIA—0.2%
	Charter Communications Operating LLC
300	3.579%—07/23/2020	301
	Discovery Communications LLC
4,000	2.200%—09/20/2019	3,954
		4,255
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.5%
	ERP Operating LP
5,500	3.375%—06/01/2025	5,361
	Simon Property Group LP
6,000	2.500%—09/01/2020	5,921
		11,282
OIL, GAS & CONSUMABLE FUELS—0.8%
	Enbridge Inc.
2,900	2.737% (3 Month USD Libor + 0.400) 01/10/2020[2]	2,901
	Energy Transfer Partners LP
1,100	4.150%—10/01/2020	1,115
	Genesis Energy LP
2,100	5.625%—06/15/2024	2,011
	MPLX LP
3,700	4.900%—04/15/2058	3,383
	Odebrecht Drilling Norbe VIII/IX Ltd.
1,936	6.350%—12/01/2021[3]	1,898
3,100	7.350%—12/01/2026[3]	1,658
		3,556
	Odebrecht Offshore Drilling Finance Ltd.
1,009	6.720%—12/01/2022[3]	974
3,044	7.720%—12/01/2026[3]	913
		1,887
	Odebrecht Oil & Gas Finance Ltd.
2,183	0.000%—12/31/2049[3,7,9]	54
	Rio Oil Finance Trust Series 2014-1
2,594	9.250%—07/06/2024	2,847
		17,754
PHARMACEUTICALS—0.6%
	Abbvie Inc.
1,000	3.200%—11/06/2022	984
	Allergan Funding SCS
6,700	3.000%—03/12/2020	6,657
2,700	3.450%—03/15/2022	2,657
		9,314

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
PHARMACEUTICALS—Continued
	Teva Pharmaceutical Finance Netherlands III BV
$3,000	6.750%—03/01/2028[3,10]	$ 2,966
		13,264
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.2%
	Tesco Property Finance 5 plc
£2,265	5.661%—10/13/2041	3,666
ROAD & RAIL—0.0%
	TTX Co. MTN[8]
$250	2.600%—06/15/2020[3]	247
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
	Broadcom Corp.
3,800	3.875%—01/15/2027	3,631
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.3%
	Dell International LLC
4,000	5.450%—06/15/2023[3]	4,210
	EMC Corp.
1,900	2.650%—06/01/2020	1,852
		6,062
TOBACCO—0.4%
	BAT Capital Corp
1,500	2.423% (3 Month USD Libor + 0.590) 08/14/2020[2,3]	1,508
4,640	2.719% (3 Month USD Libor + 0.880) 08/15/2022[2,3]	4,697
3,060	2.764%—08/15/2022[3]	2,940
		9,145
TRADING COMPANIES & DISTRIBUTORS—0.3%
	Aviation Capital Group LLC
5,300	3.875%—05/01/2023[3]	5,289
	Mitsubishi Corp. MTN[8]
400	2.625%—07/14/2022	388
		5,677
WIRELESS TELECOMMUNICATION SERVICES—0.1%
	Sprint Capital Corp.
2,900	6.900%—05/01/2019	2,994
TOTAL CORPORATE BONDS & NOTES
(Cost $784,494)		781,660

ESCROW— 0.0%
(Cost $15)
Shares
AUTOMOBILES—0.0%
36,000	General Motors Co. Escrow	— [x]

FOREIGN GOVERNMENT OBLIGATIONS—26.6%
Principal Amount			Value
FOREIGN GOVERNMENT OBLIGATIONS—26.6%
		Argentina Bonar Bonds
ARG$	129,200	24.938% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000) 04/03/2022[2]	$ 6,490
		Argentina Treasury Bill
	$33,300	0.000%—08/10/2018-02/22/2019[9]	32,345
ARG$	100,260	0.000%—09/14/2018[9]	4,448
			36,793
		Brazil Letras Do Tesouro Nacional
R$	284,900	0.000%—07/01/2018-10/01/2018[9]	80,061
		Hellenic Republic Government Bond
	€3,500	4.750%—04/17/2019[3]	4,382
		Hellenic Republic Treasury Bill
	21,700	0.000%—06/08/2018-03/15/2019[9]	26,017
		Japan Bank For International Cooperation
	$6,800	2.375%—07/21/2022	6,585
		Japan Finance Organization For Municipalities MTN[8]
	6,800	2.625%—04/20/2022[3]	6,633
		Japan International Cooperation Agency
	6,900	2.750%—04/27/2027	6,561
		Japan Treasury Discount Bill
	¥38,710,000	0.000%—05/01/2018-07/30/2018[9]	354,164
		Nigeria Omo Bill
₦	500,000	14.250%—10/25/2018	1,261
		Province of Ontario Canada
	$6,100	1.650%—09/27/2019	6,018
CAD$	5,600	3.150%—06/02/2022	4,476
	$3,800	4.000%—10/07/2019	3,872
	2,300	4.400%—04/14/2020	2,371
			16,737
		Province of Quebec Canada
CAD$	4,700	3.500%—07/29/2020-12/01/2022	4,001
	13,900	4.250%—12/01/2021	11,527
			15,528
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $579,608)			561,212

MORTGAGE PASS-THROUGH—50.5%
		Federal Home Loan Mortgage Corp.
	$43	3.373% (US Treasury Yield Curve Rate T Note 1 Year CMT + 2.250) 08/01/2035[2]	46
	7	3.539% (US Treasury Yield Curve Rate T Note 1 Year CMT + 2.209) 06/01/2024[2]	7
	364	4.500%—12/01/2040-09/01/2041	381
	1,130	5.500%—02/01/2038-07/01/2038	1,242
	4,313	6.000%—01/01/2029-05/01/2040	4,800
			6,476
		Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
	18,900	1.396%—08/25/2022[2]	847
		Federal Home Loan Mortgage Corp. REMIC[6]
	6,369	2.297% (1 Month USD Libor + 0.400) 06/15/2041[2]	6,406
	26	2.347% (1 Month USD Libor + 0.450) 11/15/2030[2]	26
	52	8.000%—08/15/2022	56
	6	9.000%—12/15/2020	6
			6,494

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
	Series T-63 Cl. 1A1
$119	2.263% (Fed 12 Month Treasury Average CMT + 1.200) 02/25/2045[2]	$ 120
	Series E3 Cl. A
77	3.487%—08/15/2032[2]	80
		200
	Federal Home Loan Mortgage Corp. TBA[11]
38,000	3.500%—05/14/2048-06/13/2048	37,678
14,000	4.000%—06/13/2048	14,233
15,000	4.500%—06/12/2044	15,587
		67,498
	Federal Housing Authority Project
1	7.400%—02/01/2021	1 [y]
	Federal National Mortgage Association
5,300	2.310%—08/01/2022	5,124
231	2.777% (Fed 12 Month Treasury Average CMT + 1.400) 10/01/2040[2]	231
6,000	2.870%—09/01/2027	5,749
938	3.000%—02/01/2021-11/01/2025	937
440	3.330%—11/01/2021	444
58	3.428% (12 Month USD Libor + 1.674) 05/01/2035[2]	61
1,062	3.449% (12 Month USD Libor + 1.693) 08/01/2035[2]	1,117
150	3.500%—03/01/2026-05/01/2027	152
1,070	3.628% (12 Month USD Libor + 1.715) 06/01/2035[2]	1,127
9,667	4.000%—07/01/2018-10/01/2031	9,930
9,675	4.500%—06/01/2019-10/01/2042	10,038
5,837	5.000%—12/01/2022-06/01/2044	6,226
32,122	5.500%—02/01/2023-09/01/2041	35,087
9,741	6.000%—03/01/2023-06/01/2040	10,849
		87,072
	Federal National Mortgage Association REMIC[6]
	Series 2015-38 Cl. DF
6,749	1.974% (1 Month USD Libor + 0.310) 06/25/2055[2]	6,753
	Series 2011-98 Cl. ZL
70,253	3.500%—10/25/2041	67,050
	Series 2006-5 Cl. 3A2
89	3.532%—05/25/2035[5]	93
	Series 2003-25 Cl. KP
580	5.000%—04/25/2033	615
	Series 2003-W1 Cl. 1A1
189	5.438%—12/25/2042[2]	198
		74,709
	Federal National Mortgage Association TBA[11]
211,000	3.000%—06/13/2048	203,126
276,000	3.500%—05/17/2033-06/13/2048	274,049
219,000	4.000%—05/14/2048-06/13/2048	222,678
53,000	4.500%—06/13/2047	55,086
500	5.500%—05/14/2048	541
		755,480
	Government National Mortgage Association
4,368	5.000%—08/15/2033-06/15/2041	4,670
	Government National Mortgage Association II
25	2.625% (US Treasury Yield Curve Rate T Note 1 Year CMT + 1.500) 05/20/2024[2]	25
141	2.750% (US Treasury Yield Curve Rate T Note 1 Year CMT + 7.500) 08/20/2022-07/20/2027[2]	145
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$133	3.125% (US Treasury Yield Curve Rate T Note 1 Year CMT + 9.000) 12/20/2024-11/20/2029[2]	$ 137
329	3.375% (US Treasury Yield Curve Rate T Note 1 Year CMT + 3.000) 01/20/2025-02/20/2032[2]	338
		645
	Government National Mortgage Association II TBA[11]
9,000	3.500%—05/21/2048	9,006
	Government National Mortgage Association TBA[11]
2,000	3.000%—05/21/2048	1,950
24,000	4.000%—05/21/2048	24,536
23,500	5.000%—05/21/2048	24,669
		51,155
TOTAL MORTGAGE PASS-THROUGH
(Cost $1,067,499)		1,064,253

MUNICIPAL BONDS—1.1%
	Chicago Transit Authority
170	6.300%—12/01/2021	180
	City of Chicago, IL
4,800	7.750%—01/01/2042	5,125
	Clark County, NV
4,000	6.350%—07/01/2029	4,173
	University of California
12,270	4.858%—05/15/2112	12,956
TOTAL MUNICIPAL BONDS
(Cost $21,113)		22,434

U.S. GOVERNMENT OBLIGATIONS—20.8%
	U.S. Treasury Bonds
14,000	2.250%—08/15/2046	11,727
34,200	2.500%—02/15/2045-02/15/2046[10]	30,398
16,800	2.875%—05/15/2043	16,149
20,300	3.000%—05/15/2042-02/15/2048	19,926
17,100	3.125%—02/15/2042-02/15/2043	17,217
52,700	3.125%—08/15/2044[10]	52,885
1,800	3.625%—02/15/2044	1,966
4,200	4.250%—05/15/2039	4,991
10,500	4.375%—05/15/2040	12,716
12,000	4.625%—02/15/2040	15,002
		182,977
	U.S. Treasury Notes
16,800	1.375%—03/31/2020[10]	16,454
21,000	1.750%—09/30/2022[10]	20,120
25,100	1.875%—07/31/2022[10]	24,220
94,000	2.000%—08/31/2021-12/31/2021[10]	91,812
6,300	2.125%—09/30/2024[10]	6,019
17,700	2.250%—11/15/2024[10]	17,022
50,500	2.250%—08/15/2027	47,648
33,300	2.375%—05/15/2027[10]	31,801
		255,096
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $462,894)		438,073

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—2.6%
Principal Amount		Value
CERTIFICATES OF DEPOSIT—1.6%
	Barclays plc
$28,800	1.940%—09/04/2018	$ 28,745
	Credit Suisse NY
6,400	2.521% (1 Month USD Libor + 0.620) 09/28/2018[2]	6,400
		35,145
COMMERCIAL PAPER—1.0%
	ING US Funding LLC
5,100	2.088% (1 Month USD Libor + 0.190) 07/23/2018[2]	5,100
	Qualcomm Inc.
6,400	2.250%—05/30/2018	6,389
	Sempra Energy Holding
5,000	2.500%—05/10/2018	4,997
SHORT-TERM INVESTMENTS—Continued
Principal Amount		Value
COMMERCIAL PAPER—Continued
	Viacom Inc.
$4,000	2.930%—06/15/2018	$ 3,985
		20,471
TOTAL SHORT-TERM INVESTMENTS
(Cost $55,670)		55,616
TOTAL INVESTMENTS—157.0%
(Cost $3,331,064)		3,308,450
CASH AND OTHER ASSETS, LESS LIABILITIES—(57.0)%		(1,200,836)
TOTAL NET ASSETS—100.0%		$ 2,107,614

FUTURES CONTRACTS OPEN AT APRIL 30, 2018
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Australian Government Bond Futures 10 year (Short)	341	06/15/2018	AUD$ 43,612	$ 29
Canadian Government Bond Futures 10 year (Short)	307	06/20/2018	CAD$ 40,355	(152)
Euro-BTP Futures (Short)	352	06/07/2018	€ 48,932	(1,231)
Euro-Bund Futures (Long)	776	06/07/2018	123,182	446
Euro-BUXL Bond Futures 30 year (Short)	137	06/07/2018	22,405	248
Euro-OAT Futures (Short)	1,094	06/07/2018	168,268	(2,627)
Japanese Government Bond Futures 10 year (Long)	5	06/13/2018	¥ 753,200	(3)
Eurodollar Futures-CME 90 day (Short)	379	06/15/2020	$ 91,907	100
Eurodollar Futures-CME 90 day (Short)	281	09/14/2020	68,135	74
U.S. Treasury Bond Futures 30 year (Short)	493	06/20/2018	70,915	(365)
U.S. Treasury Note Futures 5 year (Long)	6,109	06/29/2018	693,419	(2,879)
U.S. Treasury Note Futures 10 year (Long)	1,142	06/20/2018	136,612	(818)
Total Futures Contracts				$(7,178)

PURCHASED OPTIONS OPEN AT APRIL 30, 2018
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Euro-Bund Option Futures (Put)	Eurex	€ 140.00	05/25/2018	400	$ 5	$ 5
Euro-Bund Option Futures (Put)	Eurex	141.00	05/25/2018	300	4	4
Euro-Bund Option Futures (Put)	Eurex	152.50	05/25/2018	300	4	3
Euro-OAT Option Futures (Call)	Eurex	168.50	05/25/2018	578	8	7
Euro-OAT Option Futures (Call)	Eurex	170.00	05/25/2018	516	7	6
Total Purchased Options that Require Periodic Settlement of Variation Margin					$28	$25
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Canadian Government Bond Futures 10 year (Call)	Montreal Stock Exchange	CAD$ 150.00	05/18/2018	200	$ 2	$ 1
Federal National Mortgage Association Future 30 year (Put)	Credit Suisse International	$ 76.00	05/07/2018	75,000,000	3	—
Federal National Mortgage Association Future 30 year (Put)	JP Morgan Chase Bank NA	69.00	05/07/2018	32,900,000	1	—
Federal National Mortgage Association Future 30 year (Put)	JP Morgan Chase Bank NA	70.00	06/06/2018	10,000,000	1	—
U.S. Treasury Bond Futures 30 year (Call)	Chicago Board of Trade	180.00	05/25/2018	27	—	—
U.S. Treasury Notes 5 year Future (Put)	Chicago Board of Trade	105.25	05/25/2018	196	2	—

Harbor Bond Fund
Portfolio of Investments—Continued

PURCHASED OPTIONS—Continued
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty/Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
U.S. Treasury Notes 5 year Future (Put)	Chicago Board of Trade	$ 105.50	05/25/2018	2,098	$ 18	$ 2
U.S. Treasury Notes 5 year Future (Put)	Chicago Board of Trade	106.00	05/25/2018	3,200	27	3
U.S. Treasury Notes 10 year Future (Put)	Chicago Board of Trade	108.00	05/25/2018	926	8	1
U.S. Treasury Notes 10 year Future (Put)	Chicago Board of Trade	108.50	05/25/2018	130	1	—
U.S. Treasury Notes 10 year Future (Put)	Chicago Board of Trade	110.50	05/25/2018	9	—	—
U.S. Treasury Notes 10 year Future (Put)	Chicago Board of Trade	111.50	05/25/2018	90	1	—
Total Purchased Options Not Settled Through Variation Margin					$ 64	$ 7
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Credit Default Swap Option (Put)	JP Morgan Chase Bank NA	Markit iTraxx Europe	Receive	1.300%	05/16/2018	20,000,000	$ 3	$ —
Interest Rate Swap Option 30 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	2.930	08/20/2018	6,000,000	636	254
Interest Rate Swap Option 30 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	2.940	08/20/2018	5,300,000	518	201
Interest Rate Swap Option 30 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	2.943	12/12/2019	1,800,000	87	138
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.905	08/20/2018	16,600,000	1,637	707
Total Purchased Swap Options Not Settled Through Variation Margin							$2,881	$1,300
Total Purchased Options							$2,973	$1,332

WRITTEN OPTIONS OPEN AT APRIL 30, 2018
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Euro-Bund Futures (Call)	Eurex	€ 158.50	05/25/2018	297	$126	$(244)
Euro-Bund Futures (Call)	Eurex	159.00	05/25/2018	508	260	(251)
Euro-Bund Futures (Call)	Eurex	159.50	05/25/2018	139	52	(37)
Euro-Bund Futures (Put)	Eurex	158.00	05/25/2018	300	118	(105)
Total Written Options that Require Periodic Settlement of Variation Margin					$556	$(637)
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	215.95 [j]	03/12/2020	14,100,000	$ 119	$ —
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	216.69 [j]	04/07/2020	33,900,000	302	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	217.96 [j]	09/29/2020	15,100,000	195	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	215.95 [j]	03/10/2020	5,100,000	38	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	218.01 [j]	10/13/2020	15,600,000	153	—
Currency Option Euro vs. U.S. Dollar (Call)	BNP Paribas SA	€ 1.26	06/21/2018	7,200,000	36	(11)
Currency Option U.S. Dollar vs. Canadian Dollar (Put)	Goldman Sachs Bank USA	$ 1.25	06/22/2018	9,300,000	39	(18)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	HSBC Bank USA NA	19.93	06/25/2018	7,900,000	67	(38)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	JP Morgan Chase Bank NA	19.50	08/21/2018	9,400,000	155	(204)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	NatWest Markets Plc	19.25	07/19/2018	9,400,000	139	(181)
Currency Option U.S. Dollar vs. Russian Ruble (Call)	Citibank NA	64.70	06/22/2018	8,100,000	72	(106)
Currency Option U.S. Dollar vs. Russian Ruble (Call)	Citibank NA	65.51	06/15/2018	6,100,000	61	(54)
Currency Option U.S. Dollar vs. Russian Ruble (Call)	Goldman Sachs Bank USA	64.78	06/22/2018	5,600,000	51	(72)
Currency Option U.S. Dollar vs. Russian Ruble (Call)	HSBC Bank USA NA	64.48	05/17/2018	7,600,000	58	(38)
Currency Option U.S. Dollar vs. Russian Ruble (Call)	HSBC Bank USA NA	65.10	06/22/2018	5,600,000	51	(64)

Harbor Bond Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty/Exchange	Strike Index/Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Federal National Mortgage Association Future 30 year (Call)	Goldman Sachs & Co. LLC	$ 100.23	05/07/2018	10,000,000	$ 33	$ —
Federal National Mortgage Association Future 30 year (Call)	Goldman Sachs & Co. LLC	100.45	05/07/2018	20,000,000	52	—
Federal National Mortgage Association Future 30 year (Call)	JP Morgan Chase Bank NA	100.43	05/07/2018	8,000,000	22	—
U.S. Treasury Notes 10 year Future (Call)	Chicago Board of Trade	120.00	05/25/2018	300	65	(84)
Total Written Options Not Settled Through Variation Margin					$1,708	$(870)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Credit Default Swap Option (Put)	BNP Paribas SA	Markit iTraxx Europe	Pay	1.00%	06/20/2018	23,100,000	$ 39	$ (13)
Credit Default Swap Option (Put)	Citibank NA	Markit iTraxx Europe	Pay	1.00	06/20/2018	1,400,000	2	—
Credit Default Swap Option (Put)	Citibank NA	Markit iTraxx Europe	Pay	1.00	07/18/2018	4,600,000	5	(4)
Credit Default Swap Option (Put)	Credit Suisse International	Markit iTraxx Europe	Pay	1.00	05/16/2018	4,700,000	6	—
Credit Default Swap Option (Put)	Deutsche Bank AG	Markit iTraxx Europe	Pay	1.00	07/18/2018	5,300,000	9	(3)
Credit Default Swap Option (Put)	JP Morgan Chase Bank NA	Markit iTraxx Europe	Pay	1.00	06/20/2018	5,700,000	7	(2)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	2.75	12/12/2019	7,800,000	85	(180)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	2.80	08/20/2018	49,600,000	1,155	(507)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Pay	2.80	08/20/2018	72,800,000	1,624	(744)
Total Written Swap Options Not Settled Through Variation Margin							$2,932	$(1,453)
Total Written Options							$5,196	$(2,960)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2018
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank NA	$ 1,298	AUD$ 1,719	05/03/2018	$ (4)
JP Morgan Chase Bank NA	AUD$ 436	$ 1,321	05/03/2018	26
JP Morgan Chase Bank NA	AUD$ 1,719	$ 1,298	06/04/2018	4
BNP Paribas SA	$ 3,495	R$ 12,167	05/03/2018	(23)
BNP Paribas SA	$ 4,245	R$ 14,000	07/03/2018	(274)
JP Morgan Chase Bank	$ 1,453	R$ 12,167	05/03/2018	(142)
BNP Paribas SA	R$ 12,168	$ 3,725	05/03/2018	252
Citibank NA	R$ 83,900	$ 24,960	07/03/2018	1,159
Goldman Sachs Bank USA	R$ 54,500	$ 16,225	07/03/2018	764
Goldman Sachs Bank USA	R$ 5,000	$ 1,493	10/02/2018	84
JP Morgan Chase Bank	R$ 12,167	$ 3,495	05/03/2018	23
JP Morgan Chase Bank	R$ 3,162	$ 931	06/04/2018	31
JP Morgan Chase Bank	R$ 56,700	$ 16,862	07/03/2018	778
JP Morgan Chase Bank	R$ 11,200	$ 29,312	10/02/2018	1,481
Barclays Bank plc	$ 1,219	£ 875	05/15/2018	(14)
Citibank NA	$ 24,354	£ 20,215	05/15/2018	(190)
JP Morgan Chase Bank NA	$ 5,329	£ 5,559	05/15/2018	(185)
Citibank NA	£ 6,135	$ 8,664	05/15/2018	212
Goldman Sachs Bank USA	£ 26,239	$ 36,540	05/15/2018	392
JP Morgan Chase Bank NA	£ 4,887	$ 26,963	05/15/2018	232
BNP Paribas SA	$ 6,554	CAD$ 8,392	12/19/2018	14
Citibank NA	$ 6,756	CAD$ 14,304	05/03/2018	(165)
Goldman Sachs Bank USA	$ 7,360	CAD$ 9,483	05/03/2018	27
Goldman Sachs Bank USA	$ 11,690	CAD$ 14,998	06/04/2018	—
JP Morgan Chase Bank NA	$ 11,800	CAD$ 15,221	05/03/2018	55
JP Morgan Chase Bank NA	$ 5,976	CAD$ 18,103	05/03/2018	(281)
Goldman Sachs Bank USA	CAD$ 14,998	$ 11,683	05/03/2018	1
JP Morgan Chase Bank NA	CAD$ 7,411	$ 5,778	05/03/2018	6
JP Morgan Chase Bank NA	CAD$ 34,702	$ 26,974	05/03/2018	(55)
BNP Paribas SA	DKK$ 31,994	$ 5,161	10/01/2018	(90)
Goldman Sachs Bank USA	DKK$ 81,978	$ 13,413	07/02/2018	59
Goldman Sachs Bank USA	DKK$ 12,005	$ 1,971	10/01/2018	1

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
Société Générale	DKK$ 139,535	$ 22,482	07/02/2018	$ (247)
Société Générale	DKK$ 433,352	$ 71,330	10/01/2018	208
UBS AG	DKK$ 70,933	$ 11,465	07/02/2018	(89)
UBS AG	DKK$ 25,415	$ 4,100	10/01/2018	(71)
Citibank NA	$ 5,225	€ 4,229	05/15/2018	(112)
Goldman Sachs Bank USA	$ 10,936	€ 13,116	05/15/2018	(519)
JP Morgan Chase Bank NA	$ 4,695	€ 6,087	05/15/2018	(181)
Barclays Bank plc	€ 1,900	$ 2,389	08/03/2018	78
Citibank NA	€ 4,059	$ 5,046	05/15/2018	139
Goldman Sachs Bank USA	€ 13,444	$ 16,600	05/15/2018	347
HSBC Bank USA	€ 803	$ 994	05/15/2018	23
HSBC Bank USA	€ 6,100	$ 7,414	07/06/2018	9
HSBC Bank USA	€ 1,600	$ 6,004	03/15/2019	173
JP Morgan Chase Bank NA	€ 4,099	$ 11,548	05/15/2018	403
JP Morgan Chase Bank NA	€ 3,800	$ 4,715	06/08/2018	113
JP Morgan Chase Bank NA	€ 3,400	$ 4,208	08/31/2018	62
Royal Bank of Scotland plc	€ 1,800	$ 2,223	08/31/2018	28
UBS AG	€ 3,631	$ 14,661	05/15/2018	225
UBS AG	$ 330	₹ 21,478	06/20/2018	(9)
Citibank NA	$ 10,550	¥ 1,105,300	05/15/2018	(429)
Credit Suisse International	$ 43,582	¥ 6,438,100	05/15/2018	(2,152)
JP Morgan Chase Bank NA	$ 9,676	¥ 2,483,000	05/15/2018	(574)
UBS AG	$ 12,319	¥ 1,304,800	05/15/2018	(372)
BNP Paribas SA	¥ 448,500	$ 4,244	05/15/2018	137
BNP Paribas SA	¥ 270,000	$ 2,547	06/04/2018	72
Citibank NA	¥ 1,210,000	$ 42,587	05/01/2018	231
Citibank NA	¥ 1,410,000	$ 12,968	05/07/2018	65
Citibank NA	¥ 8,870,000	$ 81,601	05/14/2018	387
Citibank NA	¥ 1,400,000	$ 13,201	05/21/2018	376
Citibank NA	¥ 200,000	$ 1,886	06/04/2018	52
Citibank NA	¥ 3,460,000	$ 32,389	07/23/2018	552
Credit Suisse International	¥ 1,345,000	$ 12,614	05/15/2018	299
Deutsche Bank AG	¥ 1,124,700	$ 10,736	05/15/2018	437
Goldman Sachs Bank USA	¥ 351,800	$ 15,574	05/15/2018	378
JP Morgan Chase Bank NA	¥ 421,500	$ 13,162	05/15/2018	464
JP Morgan Chase Bank NA	¥ 240,000	$ 2,265	06/04/2018	65
JP Morgan Chase Bank NA	¥ 3,660,000	$ 53,362	07/30/2018	(34)
UBS AG	¥ 1,170,000	$ 10,748	05/01/2018	45
UBS AG	¥ 532,600	$ 5,027	05/15/2018	150
UBS AG	¥ 4,860,000	$ 45,327	05/21/2018	806
UBS AG	¥ 250,000	$ 4,808	06/04/2018	131
UBS AG	¥ 5,890,000	$ 55,408	07/09/2018	1,266
Citibank NA	$ 4,571	MEX$ 85,143	05/10/2018	(25)
HSBC Bank USA	$ 1,994	MEX$ 37,824	05/10/2018	25
UBS AG	$ 3,789	MEX$ 72,938	08/27/2018	39
Citibank NA	MEX$ 50,029	$ 2,659	05/10/2018	(11)
JP Morgan Chase Bank NA	MEX$ 42,041	$ 2,256	08/23/2018	48
Royal Bank of Scotland plc	MEX$ 44,487	$ 2,406	07/23/2018	59
UBS AG	MEX$ 72,938	$ 3,854	05/10/2018	(40)
JP Morgan Chase Bank NA	NZD$ 826	$ 599	05/03/2018	17
JP Morgan Chase Bank	₦ 470,563	$ 1,250	10/25/2018	(68)
Deutsche Bank AG	$ 5,814	NOK$ 45,190	05/15/2018	(178)
JP Morgan Chase Bank NA	$ 3,212	NOK$ 24,990	05/15/2018	(95)
Barclays Bank plc	NOK$ 8,745	$ 1,137	05/15/2018	46
JP Morgan Chase Bank NA	NOK$ 15,815	$ 8,020	05/15/2018	304
Barclays Bank plc	$ 20,112	RUS$ 1,145,687	06/07/2018	(2,003)
Citibank NA	$ 5,994	RUS$ 403,615	05/21/2018	(215)
Citibank NA	$ 5,342	RUS$ 310,676	05/25/2018	(425)
Citibank NA	$ 1,344	RUS$ 83,234	06/25/2018	(31)
Goldman Sachs Bank USA	$ 349	RUS$ 21,495	05/21/2018	(9)
Goldman Sachs Bank USA	$ 8,228	RUS$ 593,950	06/07/2018	(987)
Goldman Sachs Bank USA	$ 1,083	RUS$ 67,547	06/25/2018	(18)
Goldman Sachs Bank USA	$ 3,591	RUS$ 208,964	07/10/2018	(301)
HSBC Bank USA	$ 4,626	RUS$ 267,300	06/07/2018	(401)
JP Morgan Chase Bank	$ 1,368	RUS$ 84,811	05/18/2018	(24)
JP Morgan Chase Bank	$ 1,477	RUS$ 90,831	05/21/2018	(38)

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank	$ 574	RUS$ 33,250	05/25/2018	$ (48)
JP Morgan Chase Bank	$ 2,431	RUS$ 138,735	06/07/2018	(238)
JP Morgan Chase Bank	$ 1,118	RUS$ 69,580	06/18/2018	(20)
Citibank NA	RUS$ 69,764	$ 1,118	06/18/2018	17
Goldman Sachs Bank USA	RUS$ 289,468	$ 4,674	05/11/2018	83
Goldman Sachs Bank USA	RUS$ 83,231	$ 1,344	06/25/2018	31
HSBC Bank USA	RUS$ 85,062	$ 1,368	05/18/2018	20
HSBC Bank USA	RUS$ 360,474	$ 26,130	05/25/2018	2,098
HSBC Bank USA	RUS$ 67,547	$ 1,083	06/25/2018	18
JP Morgan Chase Bank	RUS$ 450,976	$ 7,833	05/25/2018	694
JP Morgan Chase Bank	RUS$ 98,026	$ 7,485	06/07/2018	671
Barclays Bank plc	$ 1,057	₩ 1,121,371	06/20/2018	(9)
Citibank NA	$ 3,569	₩ 3,793,954	06/20/2018	(22)
Credit Suisse International	$ 4,148	₩ 4,503,484	06/20/2018	62
Credit Suisse International	$ 4,820	₩ 5,153,279	06/20/2018	(2)
Goldman Sachs Bank USA	$ 3,849	₩ 4,084,559	06/20/2018	(30)
HSBC Bank USA	$ 20,929	₩ 49,621,746	06/20/2018	461
UBS AG	₩ 68,345,128	$ 64,568	06/20/2018	674
Citibank NA	$ 2,956	kr 24,205	05/15/2018	(189)
Deutsche Bank AG	$ 10,058	kr 229,120	05/15/2018	(1,499)
JP Morgan Chase Bank NA	$ 9,078	kr 187,450	05/15/2018	(1,354)
Barclays Bank plc	kr 35,720	$ 4,384	05/15/2018	300
Deutsche Bank AG	kr 29,055	$ 3,561	05/15/2018	239
JP Morgan Chase Bank NA	kr 12,595	$ 5,711	05/15/2018	385
BNP Paribas SA	$ 3,236	TWD$ 104,813	06/20/2018	(72)
Citibank NA	$ 5,015	TWD$ 144,989	06/20/2018	(100)
Deutsche Bank AG	$ 6,718	TWD$ 194,632	06/20/2018	(120)
Goldman Sachs Bank USA	$ 3,987	TWD$ 115,224	06/20/2018	(81)
HSBC Bank USA	$ 4,634	TWD$ 133,627	06/20/2018	(104)
BNP Paribas SA	TWD$ 693,673	$ 24,000	06/20/2018	485
Total Forward Currency Contracts				$ 5,129

INTEREST RATE SWAP AGREEMENTS OPEN AT APRIL 30, 2018
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Receive	2.700%	Semi-annual	12/19/2024	CAD$ 6,500	$ (64)	$ (535)	$ 471
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Receive	1.750	Semi-annual	12/16/2046	1,900	310	(25)	335
LCH Group	EUR-EURIBOR-Act/ 360-Bloomberg 6-Month	Pay	1.501	Annual	07/04/2042	€ 19,600	(136)	—	(136)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	09/19/2023	£ 39,300	(205)	(25)	(180)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	06/20/2028	7,800	84	253	(169)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	09/19/2028	7,700	111	185	(74)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	06/20/2048	9,500	522	334	188
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.750	Semi-annual	09/19/2048	10,500	(293)	(552)	259

Harbor Bond Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300%	Semi-annual	03/18/2026	¥ 12,590,000	$ (726)	$ (718)	$ (8)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/18/2026	10,220,000	(571)	(626)	55
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	09/20/2027	2,180,000	(28)	(114)	86
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.354	Semi-annual	01/18/2028	40,000	(2)	1	(3)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.285	Semi-annual	01/25/2028	400,000	4	28	(24)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.351	Semi-annual	02/08/2028	60,000	(3)	—	(3)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.301	Semi-annual	02/13/2028	100,000	—	7	(7)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.354	Semi-annual	02/16/2028	110,000	(5)	—	(5)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/20/2028	1,020,000	7	73	(66)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.380	Semi-annual	06/18/2028	60,000	(3)	1	(4)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.399	Semi-annual	06/18/2028	770,000	(51)	—	(51)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.000	Semi-annual	12/16/2019	$ 28,000	164	(744)	908
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	1.250	Semi-annual	06/21/2020	73,300	2,159	1,701	458
LCH Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.250	Semi-annual	06/20/2028	51,400	3,275	2,890	385
Interest Rate Swaps									$2,415
CREDIT DEFAULT SWAP AGREEMENTS  OPEN AT APRIL 30, 2018
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	TESCO PLC 6.000% due 12/14/2029	Sell	1.000%	06/20/2022	1.320%	Quarterly	€ 5,000	$ 82	$ (243)	$325
ICE Group	Markit CDX North America High Yield Index Series 30	Sell	5.000	06/20/2023	0.000	Quarterly	$ 9,900	741	595	146
ICE Group	Markit CDX North America Investment Grade Index Series 29	Sell	1.000	12/20/2022	0.000	Quarterly	56,300	1,208	1,139	69

Harbor Bond Fund
Portfolio of Investments—Continued

CREDIT DEFAULT SWAP AGREEMENTS —Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Markit CDX North America Investment Grade Index Series 30	Sell	1.000%	06/20/2023	0.000%	Quarterly	$ 108,500	$2,135	$1,855	$ 280
ICE Group	MBIA Inc. 6.625% due 10/01/2028	Sell	5.000	12/20/2019	0.000	Quarterly	7,000	117	(238)	355
ICE Group	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000	06/20/2021	0.400	Quarterly	2,100	47	12	35
ICE Group	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000	12/20/2021	0.486	Quarterly	6,900	160	2	158
ICE Group	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	09/20/2020	0.439	Quarterly	8,000	134	127	7
Centrally Cleared Credit Default Swaps										$1,375
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000%	06/20/2018	0.721%	Quarterly	$ 900	$2	$(130)	$ 132
Goldman Sachs International	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	12/20/2019	1.407	Quarterly	400	2	(42)	44
HSBC Bank USA NA	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	03/20/2020	1.528	Quarterly	200	1	(36)	37
JP Morgan Chase Bank NA	Petroleo Brasileiro SA Petrobras 4.750% due 12/10/2018	Sell	1.000	12/20/2019	1.407	Quarterly	2,100	9	(238)	247
Over-the-Counter Credit Default Swaps										460
Credit Default Swaps										$1,835
Total Swaps										$4,250

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2018 — (1.1)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 21,500	Federal National Mortgage Association TBA[11] 6.000%—05/14/2048	$23,915	$(23,810)
Reverse Repurchase Agreements AT APRIL 30, 2018 – (4.9)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Barclays	(1.250)%	04/06/2018	04/05/2020	$ 2,665	$ (2,665)
Bank of Montreal	1.840	04/16/2018	05/16/2018	2,069	(2,069)
Royal Bank of Canada	1.820	04/11/2018	05/11/2018	30,947	(30,947)
RBS Securities	1.690–1.850	04/19//2018	05/03/2018 – 05/16/2018	67,249	(67,249)
					$ (102,930)

Harbor Bond Fund
Portfolio of Investments—Continued

SALE-BUYBACK TRANSACTIONS AT APRIL 30, 2018 – (6.8)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Barclays Capital Inc.	2.000% - 3.000%	04/13/2018 - 04/23/2018	05/02/2018 - 05/07/2018	$50,091	$ (49,763)
BNP Paribas	1.875% - 2.375%	04/18/2018 - 04/19/2018	05/02/2018 - 05/03/2018	51.965	(51,744)
UBS Securities LLC	2.250%	04/27/2018	05/30/2018	43,201	(42,513)
					$(144,020)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 227,677	$—	$ 227,677
Collateralized Mortgage Obligations	—	157,525	—	157,525
Corporate Bonds & Notes	—	781,660	—	781,660
Escrow	—	—	—	—
Foreign Government Obligations	—	561,212	—	561,212
Mortgage Pass-Through	—	1,064,252	1	1,064,253
Municipal Bonds	—	22,434	—	22,434
U.S. Government Obligations	—	438,073	—	438,073
Short-Term Investments
Certificates Of Deposit	—	35,145	—	35,145
Commercial Paper	—	20,471	—	20,471
Total Investments in Securities	$ —	$3,308,449	$ 1	$3,308,450
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 20,098	$—	$ 20,098
Futures Contracts	897	—	—	897
Purchased Options	33	1,299	—	1,332
Swap Agreements	—	4,980	—	4,980
Total Financial Derivative Instruments - Assets	$ 930	$ 26,377	$—	$ 27,307
Liability Category
Fixed Income Investments Sold Short	$ —	$ (23,810)	$—	$ (23,810)
Reverse Repurchase Agreements	—	(102,930)	—	(102,930)
Sale-Buyback Transactions	—	(144,020)	—	(144,020)
Total Short Term Liabilities	$ —	$ (270,760)	$—	$ (270,760)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (14,969)	$—	$ (14,969)
Futures Contracts	(8,075)	—	—	(8,075)
Swap Agreements	—	(730)	—	(730)
Written Options	(721)	(2,239)	—	(2,960)
Total Financial Derivative Instruments - Liabilities	$(8,796)	$ (17,938)	$—	$ (26,734)
Total Investments	$(7,866)	$3,046,128	$ 1	$3,038,263
There were no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Portfolios of Investments.

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2018.
Valuation Description	Balance Beginning as of 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2018[w] (000s)
Escrow	$—	$—	$—	$—	$—	$—	$—	$—	$—
Mortgage Pass-Through	1	—	—	—	—	—	—	—	1
	$ 1	$—	$—	$—	$—	$—	$—	$—	$ 1
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2018 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Escrow
General Motors Co. Escrow	$ —	Cash Available in Relation to Claims	Estimated Recovery Value	$ 0.00
Mortgage Pass-Through
Federal Housing Authority Project	$ 1	Income Approach	Evaluated Yield	85.08
	$ 1
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by collateral type, as of April 30, 2018.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Reverse Repurchase Agreements
U.S. Treasury Obligations	$—	$100,265	$—	$2,665	$102,930
Total	$—	$100,265	$—	$2,665	$102,930
Sale-Buyback Transactions
U.S. Treasury Obligations	$—	$144,020	$—	$ —	$144,020
Total	$—	$144,020	$—	$ —	$144,020
Total Borrowings	$—	$244,285	$—	$2,665	$246,950
Payable for reverse repurchase agreements and sale-buyback financing transactions					$246,950

Harbor Bond Fund
Portfolio of Investments—Continued

*		Security in Default.
1		CLO after the name of a security stands for Collateralized Loan Obligation.
2		Variable rate security, the stated rate represents the rate in effect at April 30, 2018.
3		Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2018, the aggregate value of these securities was $351,586 or 17% of net assets.
4		Step coupon security, the stated rate represents the rate in effect at April 30, 2018.
5		Floating rate security, the stated rate represents the rate in effect at April 30, 2018.
6		REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
7		Perpetuity bond, the maturity date represents the next callable date.
8		MTN after the name of a security stands for Medium Term Note.
9		Zero coupon bond.
10		At April 30, 2018, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $136,544 or 6% of net assets.
11		TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2018. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
b		If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c		If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d		Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e		The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
f		The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
j		Amount represents Index Value.
w		Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2018 (000s)
	Escrow	$(15)
	Mortgage Pass-Through	–
$(15)
x		Fair Valued in accordance with Harbor Funds Valuation Procedures using estimated recovery value which is a Level 3 input.
y		Fair Valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms which is a Level 3 input.
ARG$		Argentine Peso
AUD$		Australian Dollar
R$		Brazilian Real
£		British Pound
CAD$		Canadian Dollar
¥		Chinese Yuan
DKK$		Denmark Krone
€		Euro
₹		Indian Rupee
MEX$		Mexican Peso
NZD$		New Zealand Dollar
₦		Nigerian Naira
NOK$		Norwegian Krone
RUS$		Russian Ruble
kr		Swedish Krona
₩		South Korean Won
The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund
Managers’ Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah, Ph.D.
Since 2007
Jeremie Banet
Since 2015
PIMCO has subadvised the Fund since 2005.
Investment Objective
The Fund seeks maximum real return, consistent with preservation of real capital.
Mihir P. Worah, Ph.D.

Jeremie Banet

Management’s Discussion of
Fund Performance
MARKET REVIEW
Over the six months ended April 30, 2018, after months of subdued volatility and strong risk asset returns, the start to 2018 was highlighted by the return of volatility. Solid growth data kept central banks on track, but rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit.
Risk assets remained well supported by synchronized global growth and optimism about fiscal stimulus at the end of 2017 despite a slew of geopolitical concerns. Most developed market central banks indicated a shift toward reduced accommodation, contributing to flatter yield curves. Geopolitics continued to capture headlines – from elections in the U.S., Europe and Japan to China’s 19th Party Congress to turmoil in the Middle East – but markets were broadly resilient. Anticipation for – and passage of – fiscal stimulus in the U.S. as well as an uptick in growth momentum contributed to tighter credit spreads and allowed U.S. equities to finish the year out strong. In fact, the S&P 500 Index delivered positive returns every month of 2017, a first since the inception of the total return index. Volatility remained low and emerging market assets broadly strengthened, finishing a strong year of performance in 2017 on the back of healthier fundamentals, a weaker dollar, and rising oil prices.
The supportive market conditions continued into 2018 as risk asset returns started higher as global stocks surged nearly 6% in January, but reversed on concerns about rising rates. Expectations for higher inflation, increased Treasury supply and more U.S. Federal Reserve (Fed) hikes all contributed to higher rates. Volatility rose as measures like the CBOE Volatility Index (VIX) had its single largest one-day rise in its history (back to 1990). Fears of a global trade war exacerbated the extent of swings in risk markets. Tariff announcements from the U.S. administration first on steel and aluminum imports, then on certain Chinese goods, resulted in retaliatory measures from China. Equities ended the first quarter of 2018 lower with credit spreads wider and the U.S. Dollar weaker. Interest rates still ended the quarter higher, but lower than earlier in the quarter.
Finally, central banks remained on course for diminished monetary support as the fundamental backdrop remained solid. In the U.S., the Fed raised its policy rate in March and the “dot plot” (graphical representation of where each Fed member expects rates to go in the next 2 years) indicated a slightly steeper path for rates in 2019-2020. The European Central Bank (ECB) removed its commitment to more quantitative easing if necessary, and the People’s Bank of China (BoC) raised rates for the third time.
PERFORMANCE
Harbor Real Return Fund underperformed the Bloomberg Barclays U.S. TIPS Index for the six months ended April 30, 2018. The Fund returned 0.12% (Institutional Class) and -0.06% (Administrative Class) for the six-month period, compared with the benchmark’s return of 0.19%.
The following strategies helped the Fund returns for the six months ended April 30, 2018:
•	Overweight breakevens in the U.S. as breakeven inflation expectations ended the period higher. Breakeven inflation levels are a measure of the market’s expectation of future inflation, as expressed by the yield spread between U.S. TIPS and like-duration U.S. Treasuries
•	An underweight to U.S. nominal duration added as U.S. rates moved higher across the curve.
The following strategies were negative or neutral for returns for the six months ended April 30, 2018:
•	Positioning within U.S. real duration detracted as real yields followed nominal yields higher

Harbor Real Return Fund
Managers’ Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Real Return Fund
Institutional Class	0.12%	0.57%	-0.53%	3.06%
Administrative Class	-0.06	0.30	-0.78	2.79
Comparative Index
Bloomberg Barclays U.S. TIPS	0.19%	0.27%	-0.12%	3.14%
As stated in the Fund’s prospectus dated June 1, 2018, the expense ratios were 0.52% (Net) and 1.03% (Gross) (Institutional Class); and 0.77% (Net) and 1.28% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
•	Within spread sectors, a modest allocation to select investment grade and high yield corporate credits detracted as spreads widened over the period.
OUTLOOK & STRATEGY
PIMCO expects world GDP growth to remain above-trend at 3.0%‒3.5% in 2018, in a “Goldilocks” environment of synchronized global growth and low but gently rising inflation. Still favorable financial conditions and fiscal support suggest that the Goldilocks environment will continue in 2018. Compared with our December forecast, we now anticipate marginally higher 2018 GDP growth in the U.S., Eurozone, U.K. and China, while we lowered our estimates for Mexico and India. The causes of the stronger expansion are more uncertain ‒ favorable shorter-term financial conditions versus a possible longer-term increase in productivity ‒ and these could affect its durability beyond 2018. Our inflation forecasts for 2018 have also risen slightly since our December forecast in response to a higher oil price trajectory.
In the U.S., we look for above-consensus growth of 2.25%–2.75% in 2018. Household and corporate tax cuts should boost growth by 0.3 percentage points in 2018, with another 0.3 percentage points coming from higher federal government spending resulting from the two-year budget deal. With our view that unemployment will likely drop below 4%, we expect some upward pressure on wages and consumer prices, and core inflation to rise above 2% over the course of 2018. Under new leadership, we expect the Fed to continue tightening gradually; we expect three rate hikes this year, with a fourth likely if economic and financial conditions remain favorable.
For the Eurozone, we expect growth will be in a range of 2.25%‒2.75% for 2018, about the same pace as 2017. The expansion is now broad-based across the region, with growth momentum strong and financial conditions favorable in our view. We believe core inflation will remain very low, creeping only marginally above 1% this year due to low wage pressures and the appreciation of the Euro in 2017. We expect the ECB to end its bond purchase program in September or, after a short taper, by December, though maturing bonds will be reinvested for some time. We do not foresee the first rate increase until mid-2019.
Within emerging markets, we expect growth to collectively rise to 4% in 2018 in Brazil, Russia, India and Mexico. From our perspective, emerging markets are catching up to the recovery in developed markets, with improving fundamentals and greater differentiation among countries. In our view, this recovery is likely to be shallower and slower than others; however, emerging markets potential growth has fallen, and key political events are likely to keep investors cautious. Finally, in China, we expect a controlled deceleration in growth to 6.0%–7.0% this year, and inflation to accelerate to 2.5% on stronger core inflation and higher oil prices, inducing the BoC to tighten policy by raising official interest rates, versus the consensus expectation of no hikes.
With respect to portfolio strategy, we plan to:
•	Maintain an underweight duration position overall relative to the benchmark, sourced primarily within Japanese rates as we believe yields there have the potential to normalize.
•	Remain overweight breakeven inflation in the U.S. given expectations that remain below levels we feel are justified given strong core inflation dynamics and upside risks stemming from President Trump’s proposed policies.
•	Within TIPS, we look to be tactical in terms of curve positioning based on relative value and roll-down opportunities. We favor intermediate maturities versus the short-end as we feel that front-end breakevens have richened significantly post-election and we think the move is overdone at this point. We also feel that intermediate maturities offer much more attractive breakeven levels, positive real yields, and benefit from roll-down given the relatively steep curve.
•	Continue to seek opportunities outside the U.S. Given structural pension fund buying, U.K. long-dated breakevens appear to us to be rich while yields remain anchored well below zero; we look to express this opportunity by going long U.S. versus short U.K. breakevens. We look to have modest exposure to Japan inflation linked bonds, concentrated at the 10-year point where inflation expectations appear to us to be depressed relative to fundamentals. We also favor rate exposure in countries offering higher real yields including inflation-linked bonds in New Zealand.

Harbor Real Return Fund
Managers’ Commentary—Continued

•	Within currency, we look to be overweight select higher-yielding emerging market currencies which we believe offer attractive income-generating potential.

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Issuers (% of net assets)
1. U.S. Treasury	112.8%
2. Federal National Mortgage Association TBA	13.0%
3. Japan Treasury Discount Bill	6.1%
4. U.K. Gilt Inflation Linked	2.0%
5. New Zealand Government Bond	1.3%
6. Hellenic Republic Treasury Bill	1.0%
7. Lavender Trust	1.0%
8. Japan Government CPI Linked Bond	0.9%
9. Navient Corp.	0.9%
10. Long Beach Mortgage Loan Trust	0.8%

Total INvestments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -52.3%)
Maturity Profile

Harbor Real Return Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, Notional and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—3.8%
Principal Amount		Value
	Countrywide Asset-Backed Certificates
	Series 2007
$54	2.037% (1 Month USD Libor + 0.140) 07/25/2037[1]	$ 50
	Series 2006-19 Cl. 2A3
100	2.147% (1 Month USD Libor + 0.250) 03/25/2037[1]	92
		142
	Fremont Home Loan Trust
	Series 2006-C Cl. 1A1
26	2.032% (1 Month USD Libor + 0.135) 10/25/2036[1]	24
	GSAMP Trust
	Series 2004-WF Cl. M2
110	3.547% (1 Month USD Libor + 1.100) 10/25/2034[1]	107
	Home Equity Mortgage Loan Asset-Backed Trust Series Inabs 2007-A
33	2.117% (1 Month USD Libor + 0.220) 04/25/2037[1]	27
	JMP Credit Advisors CLO IIIR Ltd.[2]
	Series 2014-1RA Cl. A
250	2.567% (3 Month USD Libor + 0.850) 01/17/2028[1,3]	250
	Long Beach Mortgage Loan Trust
	Series 2006-WL3 Cl. 2A4
289	2.197% (1 Month USD Libor + 0.300) 01/25/2036[1]	261
	Series 2005-WL2 Cl. M2
433	2.387% (1 Month USD Libor + 0.490) 08/25/2035[1]	434
		695
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
189	2.137% (1 Month USD Libor + 0.240) 06/25/2036[1]	113
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
101	1.967% (1 Month USD Libor + 0.070) 10/25/2036[1]	61
	Morgan Stanley Mortgage Loan Trust
	Series 2006-15XS Cl. A6A
113	5.910%—11/25/2036[4]	56
	Mountain View CLO X Ltd.[2]
	Series 2015-10A Cl. AR
200	3.162% (3 Month USD Libor + 0.820) 10/13/2027[1,3]	200
	Navient Student Loan Trust
	Series 2016-7A Cl.A
165	3.047% (1 Month USD Libor + 1.150) 03/25/2066[1,3]	169
	Octagon Investment Partners XXIII Ltd.
	Series 2015-A1R Cl. 1A
260	3.111% (3 Month USD Libor + 0.855) 07/15/2027[1,3]	260
	Saxon Asset Securities Trust
	Series 2003-1 Cl. AF7
67	4.034%—06/25/2033[4]	69
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
200	2.177% (1 Month USD Libor + 0.280) 05/25/2036[1]	192
	TICP CLO III-2 Ltd.[2]
	Series 2018-3R Cl. A
250	3.199% (3 Month USD Libor + 0.840) 04/20/2028[1,3]	250
	Venture XII CLO Ltd.[2]
	Series 2012-12A Cl. ARP
250	2.784% (3 Month USD Libor + 0.800) 02/28/2026[1,3]	250
	Venture XVI CLO Ltd.[2]
	Series 2014-16A Cl. ARR
400	3.198% (3 Month USD Libor + 0.850) 01/15/2028[1,3]	400
	Volt LXII LLC
	Series 2017-NPL9 Cl. A1
85	3.125%—09/25/2047[3,4]	84
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	WhiteHorse VI Ltd
	Series 2012 1A Cl. A1R
$179	3.563% (3 Month USD Libor + 1.200) 02/03/2025[1,3]	$ 180
TOTAL ASSET-BACKED SECURITIES
(Cost $3,319)		3,529

COLLATERALIZED MORTGAGE OBLIGATIONS—1.7%
	Alliance Bancorp Trust
	Series 2007 Cl. OA1
68	2.137% (1 Month USD Libor + 0.240) 07/25/2037[1]	59
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-12 Cl. 23A1
48	3.553%—02/25/2036[1]	47
	Series 2006-2 Cl. 3A2
25	3.717%—07/25/2036[1]	24
		71
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-12 Cl. 2A1
332	2.672% (1 Month USD Libor + 0.800) 08/25/2035[1,3]	314
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB5 Cl. 2A1
17	3.492%—04/20/2035[1]	17
	First Horizon Alternative Mortgage Securities Trust
	Series 2006-FA8 Cl. 1A7
11	6.000%—02/25/2037	9
	Lavender Trust
	Series 2010-RR2A Cl. A4
1,127	6.250%—10/26/2036[3]	934
	Morgan Stanley Mortgage Loan Trust
	Series 2006-8AR Cl. 6A1
95	3.384%—06/25/2036[1]	97
	Residential Asset Securitization Trust
	Series 2006-R1 Cl. A2
50	2.297% (1 Month USD Libor + 0.400) 01/25/2046[1]	26
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2003-AR9 Cl. 2A
20	3.367%—09/25/2033[1]	20
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,365)		1,547

CORPORATE BONDS & NOTES—6.0%
AUTOMOBILES—0.1%
	American Honda Finance Corp. MTN[5]
100	2.137% (3 Month USD Libor + 0.350) 11/05/2021[1]	100
BANKS—0.4%
	Bank of America Corp.
60	5.875% (3 Month USD Libor + 2.931) 03/15/2028[1,6]	60
	ING Bank NV MTN[5]
100	2.625%—12/05/2022[3]	98
	Toronto Dominion Bank
200	2.250%—03/15/2021[3]	195
		353
CAPITAL MARKETS—1.9%
	Deutsche Bank AG
500	4.250%—10/14/2021	505

Harbor Real Return Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—Continued
	Goldman Sachs Group Inc.
$100	2.876% (3 Month USD Libor + 0.821) 10/31/2022[1]	$ 98
500	3.325% (3 Month USD Libor + 1.200) 09/15/2020[1]	509
		607
	UBS AG
300	2.627% (3 Month USD Libor + 0.580) 06/08/2020[1,3]	301
	UBS AG MTN[5]
300	2.355% (3 Month USD Libor + 0.320) 12/07/2018[1,3]	301
		1,714
CONSUMER FINANCE—1.4%
	Ally Financial Inc.
100	3.500%—01/27/2019	100
300	3.600%—05/21/2018	299
100	4.750%—09/10/2018	101
		500
	Navient Corp. MTN[5]
740	4.321% (US CPI Urban Consumers YoY + 2.250) 05/03/2019[1,7]	737
100	5.500%—01/15/2019	102
		839
		1,339
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
	AT&T Inc.
100	5.150%—02/15/2050[3]	98
ELECTRIC UTILITIES—0.2%
	Nextera Energy Capital Holdings Inc.
160	2.372% (3 Month USD Libor + 0.315) 09/03/2019[1]	160
GAS UTILITIES—0.1%
	Sempra Energy
100	2.575% (3 Month USD Libor + 0.450) 03/15/2021[1]	100
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
	Boston Scientific Corp.
200	2.850%—05/15/2020	198
INTERNET SOFTWARE & SERVICES—0.1%
	eBay Inc.
100	2.750%—01/30/2023	96
OIL, GAS & CONSUMABLE FUELS—0.8%
	Enbridge Inc.
100	2.737% (3 Month USD Libor + 0.400) 01/10/2020[1]	100
	Petrobras Global Finance BV
425	5.299%—01/27/2025[3]	419
200	7.375%—01/17/2027	214
		633
		733
THRIFTS & MORTGAGE FINANCE—0.3%
	Nationwide Building Society MTN[5]
£200	6.875% (GBP Swap 5 Year + 4.880) 12/29/2049[1,6]	288
TOBACCO—0.1%
	BAT Capital Corp
$100	2.423% (3 Month USD Libor + 0.590) 08/14/2020[1,3]	100
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
TRADING COMPANIES & DISTRIBUTORS—0.3%
		AerCap Ireland Capital Ltd.
	$300	4.625%—10/30/2020	$ 308
TOTAL CORPORATE BONDS & NOTES
(Cost $5,536)			5,587

FOREIGN GOVERNMENT OBLIGATIONS—14.7%
		Argentina Bonar Bonds
ARG$	418	24.935% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000) 04/03/2022[1]	21
		Argentina Pom Politica Monetaria
	3,724	27.935%—06/21/2020[8]	195
		Argentina Treasury Bill
	700	0.000%—09/14/2018[9]	29
		Argentine Republic Government International Bond
	$100	5.875%—01/11/2028	92
	300	6.875%—01/26/2027	298
			390
		Australia Government Bond
AUD$	360	3.000%—09/20/2025[7]	379
		Canadian Government RRB Bonds
CAD$	302	4.250%—12/01/2026[7]	309
		Cyprus Government International Bond MTN[5]
	€30	3.750%—07/26/2023	40
	40	3.875%—05/06/2022	53
	50	4.250%—11/04/2025	68
			161
		France Government Bond OAT
	109	1.850%—07/25/2027[7]	166
		French Republic Government Bond OAT
	193	0.100%—03/01/2025[7]	252
	31	0.250%—07/25/2024[7]	41
			293
		Hellenic Republic Treasury Bill
	780	0.000%—08/31/2018[9]	936
		Italy Buoni Ordinari del Tesoro Bot
	62	0.000%—05/14/2018[9]	75
		Italy Buoni Poliennali del Tesoro
	270	0.100%—05/15/2023[7]	339
	100	0.250%—05/15/2018	121
			460
		Italy Buoni Poliennali Del Tesoro
	163	2.350%—09/15/2024[3,7]	231
	55	2.550%—09/15/2041[7]	85
			316
		Japan Government CPI Linked Bond[7]
	¥90,661	0.100%—03/10/2027	880
		Japan Treasury Discount Bill
	620,800	0.000%—05/01/2018-07/30/2018[9]	5,680
		Mexican Bonos
MEX$	2,386	7.750%—05/29/2031	129
		New Zealand Government Bond
NZD$	1,600	2.000%—09/20/2025[7]	1,245
		U.K. Gilt
	£100	4.250%—12/07/2027	173

Harbor Real Return Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
	U.K. Gilt Inflation Linked[7]
£1,118	0.125%—03/22/2026-11/22/2065	$ 1,903
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $13,928)		13,740

MORTGAGE PASS-THROUGH—13.5%
	Federal Home Loan Mortgage Corp. REMIC[10]
$196	2.497% (1 Month USD Libor + 0.600) 12/15/2037[1]	197
	Federal National Mortgage Association REMIC[10]
35	2.247% (1 Month USD Libor + 0.350) 07/25/2037[1]	35
61	2.277% (1 Month USD Libor + 0.380) 07/25/2037[1]	61
30	2.337% (1 Month USD Libor + 0.440) 05/25/2036[1]	30
158	2.577% (1 Month USD Libor + 0.680) 02/25/2041[1]	162
		288
	Federal National Mortgage Association TBA[11]
6,120	3.500%—06/13/2048	6,064
6,000	4.000%—06/13/2048	6,099
		12,163
TOTAL MORTGAGE PASS-THROUGH
(Cost $12,706)		12,648

U.S. GOVERNMENT OBLIGATIONS—112.6%
	U.S. Treasury Inflation Indexed Bonds[7]
1,084	0.125%—04/15/2019[12]	1,079
8,944	0.125%—04/15/2020-07/15/2024	8,796
3,687	0.250%—01/15/2025	3,575
4,970	0.375%—07/15/2023-01/15/2027	4,885
1,778	0.500%—01/15/2028[12]	1,733
13,726	0.625%—07/15/2021-02/15/2043	13,672
2,046	0.750%—02/15/2042-02/15/2045	1,978
2,130	0.875%—02/15/2047	2,104
661	1.000%—02/15/2046-02/15/2048	675
457	1.250%—07/15/2020	466
6,730	1.375%—02/15/2044	7,447
147	1.750%—01/15/2028	161
12,243	1.875%—07/15/2019[12]	12,514
1,133	2.000%—01/15/2026	1,241
822	2.125%—02/15/2040-02/15/2041	1,036
30,985	2.375%—01/15/2025[12]	34,384
3,136	2.375%—01/15/2027	3,565
3,541	2.500%—01/15/2029	4,161
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$377	3.375%—04/15/2032	$ 503
386	3.625%—04/15/2028	491
320	3.875%—04/15/2029	422
		104,888
	U.S. Treasury Notes
300	2.750%—02/15/2024	298
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $107,596)		105,186

SHORT-TERM INVESTMENTS—3.7%
BANKER'S ACCEPTANCES—2.7%
	Bank of Montreal
300	1.000%—05/11/2018	234
	Bank of Nova Scotia
2,460	1.000%—05/11/2018-05/23/2018	1,914
	C.I.B.C.
300	1.000%—05/11/2018	233
	HSBC Bank Canada.
200	1.000%—05/11/2018	156
		2,537
CERTIFICATES OF DEPOSIT—0.5%
	Barclays plc
300	1.940%—09/04/2018	300
200	2.355% (3 Month USD Libor + 0.470) 05/17/2018[1]	200
		500
REPURCHASE AGREEMENTS—0.5%
446	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $457)	446
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,499)		3,483
TOTAL INVESTMENTS—156.0%
(Cost $147,949)		145,720
CASH AND OTHER ASSETS, LESS LIABILITIES—(56.0)%		(52,326)
TOTAL NET ASSETS—100.0%		$ 93,394

FUTURES CONTRACTS OPEN AT APRIL 30, 2018
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Australian Government Bond Futures 10 year (Short)	2	06/15/2018	AUD$ 256	$ (1)
Euro-BTP Futures (Short)	3	06/07/2018	€ 417	(2)
Euro-Bund Futures (Long)	6	06/07/2018	952	15
Euro-OAT Futures (Short)	14	06/07/2018	2,153	(32)
Short Euro-BTP Futures (Short)	2	06/07/2018	226	—
United Kingdom GILT Futures 90 day (Short)	21	06/27/2018	£ 2,567	(49)
Japanese Government Bond Futures 10 year (Short)	1	06/13/2018	¥ 150,640	—
U.S. Treasury Bond Futures 30 year (Short)	14	06/20/2018	$ 2,014	(30)
U.S. Treasury Note Futures 5 year (Short)	4	06/29/2018	454	3
U.S. Treasury Note Futures 10 year (Long)	1	06/20/2018	120	—

Harbor Real Return Fund
Portfolio of Investments—Continued

FUTURES CONTRACTS—Continued
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Ultra U.S. Treasury Note Futures 10 year (Short)	19	06/20/2018	$ 2,430	$ (13)
Total Futures Contracts				$(109)

PURCHASED OPTIONS OPEN AT APRIL 30, 2018
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
USD ICE Swap Rate Index 10 year - Cap (Put)	Morgan Stanley Capital Services LLC	0.174 [j]	06/11/2018	3,300,000	$1	$—
Total Purchased Options Not Settled Through Variation Margin					$1	$—
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Index/Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.765%	07/16/2018	1,350,000	$16	$ 35
Interest Rate Swap Option 30 year (Call)	Deutsche Bank AG	3-Month USD-LIBOR	Pay	2.150	06/15/2018	350,000	35	—
Interest Rate Swap Option 30 year (Put)	Deutsche Bank AG	3-Month USD-LIBOR	Receive	2.150	06/15/2018	350,000	35	65
Total Purchased Swap Options Not Settled Through Variation Margin							$86	$100
Total Purchased Options							$87	$100

WRITTEN OPTIONS OPEN AT APRIL 30, 2018
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Euro-BOBL Option Futures (Put)	Eurex	€ 129.00	05/25/2018	5	$2	$—
Euro-BOBL Option Futures (Put)	Eurex	130.00	05/25/2018	5	2	—
Total Written Options that Require Periodic Settlement of Variation Margin					$4	$—
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Cap (Call)	JP Morgan Chase Bank NA	243.27 [j]	04/22/2024	4,000,000	$ 29	$ (1)
Consumer Price All Urban Non-Seasonally Adjusted Index - Cap (Call)	JP Morgan Chase Bank NA	244.17 [j]	05/16/2024	300,000	2	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	216.69 [j]	04/07/2020	3,600,000	32	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	217.96 [j]	09/29/2020	500,000	7	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	JP Morgan Chase Bank NA	234.81 [j]	03/24/2020	1,700,000	19	(2)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	JP Morgan Chase Bank NA	238.64 [j]	10/02/2020	1,000,000	19	(2)
Eurozone HICP Ex. Tobacco Index - Cap (Call)	Goldman Sachs Bank USA	120.72 [j]	06/22/2035	400,000	18	(2)
Federal National Mortgage Association Future 30 year (Call)	JP Morgan Chase Bank NA	$ 99.88	05/07/2018	1,100,000	5	—
Federal National Mortgage Association Future 30 year (Put)	JP Morgan Chase Bank NA	98.88	05/07/2018	1,100,000	5	(1)
USD ICE Swap Rate Index 30 year - Cap (Put)	Morgan Stanley Capital Services LLC	1.000 [j]	06/11/2018	3,300,000	1	—
USD ICE Swap Rate Index 30 year - Floor (Call)	Morgan Stanley Capital Services LLC	1.000 [j]	01/02/2020	7,500,000	6	(10)
U.S. Treasury Bond Futures 30 year (Call)	Chicago Board of Trade	$ 144.00	05/25/2018	3	2	(3)

Harbor Real Return Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty/Exchange	Strike Index/Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
U.S. Treasury Bond Futures 30 year (Call)	Chicago Board of Trade	$ 144.50	05/25/2018	2	$ 1	$ (1)
U.S. Treasury Bond Futures 30 year (Call)	Chicago Board of Trade	145.00	05/25/2018	2	1	(1)
U.S. Treasury Bond Futures 30 year (Put)	Chicago Board of Trade	142.00	05/25/2018	3	2	(1)
U.S. Treasury Bond Futures 30 year (Put)	Chicago Board of Trade	143.00	05/25/2018	6	4	(4)
U.S. Treasury Bond Futures 30 year (Put)	Chicago Board of Trade	144.00	05/25/2018	2	2	(2)
U.S. Treasury Notes 10 year Future (Put)	Chicago Board of Trade	120.00	05/25/2018	3	1	(2)
Total Written Options Not Settled Through Variation Margin					$156	$(32)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Credit Default Swap Option (Call)	Barclays Bank plc	Markit iTraxx Europe	Receive	1.00%	06/20/2018	1,100,000	$ 1	$ (1)
Credit Default Swap Option (Put)	Barclays Bank plc	Markit iTraxx Europe	Pay	1.00	06/20/2018	1,100,000	2	(1)
Credit Default Swap Option (Put)	Barclays Bank plc	Markit iTraxx Europe	Pay	1.00	07/18/2018	100,000	—	—
Credit Default Swap Option (Put)	BNP Paribas SA	Markit iTraxx Europe	Pay	1.00	06/20/2018	600,000	1	—
Credit Default Swap Option (Put)	Citibank NA	Markit iTraxx Europe	Pay	1.00	06/20/2018	200,000	—	—
Credit Default Swap Option (Put)	Citibank NA	Markit iTraxx Europe	Pay	1.00	07/18/2018	200,000	—	—
Credit Default Swap Option (Put)	Credit Suisse International	Markit iTraxx Europe	Pay	1.00	05/16/2018	200,000	—	—
Credit Default Swap Option (Put)	Deutsche Bank AG	Markit iTraxx Europe	Pay	1.00	07/18/2018	200,000	—	—
Credit Default Swap Option (Put)	Goldman Sachs International	Markit iTraxx Europe	Pay	1.00	06/20/2018	300,000	1	—
Credit Default Swap Option (Put)	JP Morgan Chase Bank NA	Markit iTraxx Europe	Pay	1.00	06/20/2018	400,000	1	—
Total Written Swap Options Not Settled Through Variation Margin							$ 6	$ (2)
Total Written Options							$166	$(34)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2018
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	$ 104	ARG$ 2,133	05/02/2018	$ —
BNP Paribas SA	$ 12	ARG$ 259	05/16/2018	—
BNP Paribas SA	$ 112	ARG$ 2,343	05/23/2018	—
BNP Paribas SA	$ 21	ARG$ 423	05/30/2018	(1)
BNP Paribas SA	$ 5	ARG$ 105	06/21/2018	—
BNP Paribas SA	$ 102	ARG$ 2,133	06/26/2018	(3)
HSBC Bank USA	$ 104	ARG$ 2,133	05/02/2018	—
Société Générale	$ 8	ARG$ 159	08/22/2018	(1)
BNP Paribas SA	ARG$ 2,133	$ 105	05/02/2018	1
BNP Paribas SA	ARG$ 547	$ 26	06/04/2018	—
Citibank NA	ARG$ 259	$ 12	05/16/2018	—
HSBC Bank USA	ARG$ 2,133	$ 104	05/02/2018	—
JP Morgan Chase Bank NA	AUD$ 977	$ 751	05/03/2018	15
Citibank NA	$ 2,455	£ 1,776	05/03/2018	(9)
Citibank NA	£ 1,776	$ 2,458	06/04/2018	9
HSBC Bank USA	£ 1,632	$ 2,318	05/03/2018	70
JP Morgan Chase Bank NA	£ 144	$ 201	05/03/2018	3
JP Morgan Chase Bank NA	CAD$ 880	$ 683	05/03/2018	(2)
JP Morgan Chase Bank NA	CAD$ 1,100	$ 873	05/11/2018	16
JP Morgan Chase Bank NA	CAD$ 100	$ 79	05/14/2018	2
JP Morgan Chase Bank NA	CAD$ 2,060	$ 1,601	05/23/2018	(4)
JP Morgan Chase Bank	CNY$ 3,014	$ 478	06/20/2018	2
Goldman Sachs Bank USA	$ 161	COL$ 463,234	07/17/2018	4
Citibank NA	$ 775	€ 630	05/03/2018	(14)
Deutsche Bank AG	$ 1,344	€ 1,103	05/03/2018	(12)
Deutsche Bank AG	€ 100	$ 124	05/15/2018	3
Deutsche Bank AG	€ 1,103	$ 1,347	06/04/2018	11
Goldman Sachs Bank USA	€ 264	$ 322	05/03/2018	4
Goldman Sachs Bank USA	€ 62	$ 77	05/14/2018	2
HSBC Bank USA	€ 40	$ 50	08/31/2018	1
JP Morgan Chase Bank NA	€ 427	$ 525	05/03/2018	9
UBS AG	€ 1,042	$ 1,293	05/03/2018	35

Harbor Real Return Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
UBS AG	€ 740	$ 916	08/31/2018	$ 13
UBS AG	$ 350	₹ 22,829	06/20/2018	(9)
Citibank NA	₹ 5,749	$ 87	06/20/2018	1
HSBC Bank USA	$ 153	Rp 2,112,375	06/20/2018	(2)
Royal Bank of Scotland plc	$ 258	¥ 27,600	05/02/2018	(5)
Citibank NA	¥ 140,000	$ 1,288	05/01/2018	7
Citibank NA	¥ 1,000	$ 10	05/07/2018	—
Citibank NA	¥ 60,000	$ 552	05/14/2018	3
Citibank NA	¥ 150,000	$ 1,414	05/21/2018	40
Goldman Sachs Bank USA	¥ 28,200	$ 266	05/21/2018	7
JP Morgan Chase Bank NA	¥ 21,600	$ 203	05/21/2018	5
JP Morgan Chase Bank NA	¥ 180,000	$ 1,656	07/30/2018	(1)
UBS AG	¥ 40,000	$ 367	05/01/2018	2
UBS AG	¥ 69,900	$ 667	05/02/2018	27
Citibank NA	$ 75	MEX$ 1,413	05/10/2018	1
Citibank NA	MEX$ 1,412	$ 74	08/27/2018	(1)
HSBC Bank USA	MEX$ 1,412	$ 74	05/10/2018	(1)
HSBC Bank USA	$ 1,217	NZD$ 1,722	05/03/2018	(5)
HSBC Bank USA	NZD$ 1,722	$ 1,217	06/05/2018	5
UBS AG	NZD$ 1,722	$ 1,255	05/03/2018	44
Credit Suisse International	$ 106	RUS$ 5,985	05/25/2018	(11)
HSBC Bank USA	$ 232	RUS$ 13,489	05/25/2018	(19)
Société Générale	RUS$ 19,194	$ 329	06/07/2018	26
Citibank NA	$ 114	R 1,373	05/08/2018	(4)
Goldman Sachs Bank USA	R 1,404	$ 116	05/08/2018	4
HSBC Bank USA	$ 67	₩ 72,789	06/20/2018	1
UBS AG	₩ 290,307	$ 274	06/20/2018	3
Total Forward Currency Contracts				$272

INTEREST RATE SWAP AGREEMENTS OPEN AT APRIL 30, 2018
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	EUR-EONIA-OIS- Compound-Bloomberg	Pay	0.050%	Annual	09/19/2021	€ 300	$ 1	$ —	$ 1
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	1.295	At maturity	03/15/2021	300	1	—	1
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	1.165	At maturity	12/15/2021	140	2	—	2
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	1.385	At maturity	12/15/2026	330	(6)	—	(6)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.360	At maturity	06/15/2027	400	(9)	(6)	(3)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.520	At maturity	11/15/2027	600	(3)	(1)	(2)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.535	At maturity	03/15/2028	300	(1)	—	(1)
LCH Group	French Consumer Price Index Ex Tobacco Index	Receive	1.165	At maturity	03/15/2020	330	—	—	—
LCH Group	French Consumer Price Index Ex Tobacco Index	Pay	1.575	At maturity	01/15/2028	160	—	—	—
LCH Group	French Consumer Price Index Ex Tobacco Index	Pay	1.606	At maturity	02/15/2028	510	2	—	2
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.750	Semi-annual	09/19/2048	£ 380	(11)	(23)	12
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.350	At maturity	05/15/2030	610	21	(7)	28
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.400	At maturity	06/15/2030	600	26	9	17

Harbor Real Return Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.100%	At maturity	06/15/2031	£ 300	$ (25)	$(37)	$ 12
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.470	At maturity	09/15/2032	1,290	32	—	32
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.358	At maturity	04/15/2035	200	5	(4)	9
LCH Group	UK Retail Prices Index All Items NSA	Receive	3.585	At maturity	10/15/2046	240	(31)	(15)	(16)
LCH Group	UK Retail Prices Index All Items NSA	Receive	3.428	At maturity	03/15/2047	370	—	22	(22)
CME Group	British Bankers' Association LIBOR JPY 6-Month	Receive	1.000	Semi-annual	09/18/2023	¥ 40,000	(17)	(15)	(2)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	09/20/2027	130,000	(3)	(2)	(1)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/20/2028	10,000	—	—	—
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.450	Semi-annual	03/20/2029	230,000	(14)	(13)	(1)
CME Group	New Zeland 90 Day Bank Bill Futures Rate Agreement	Receive	3.250	Semi-annual	03/21/2028	NZD$ 600	(1)	2	(3)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semi-annual	06/15/2018	$ 1,000	1	5	(4)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	1.750	Semi-annual	06/20/2020	4,700	96	92	4
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	Semi-annual	12/20/2022	3,100	(72)	4	(76)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	Semi-annual	06/20/2023	500	(22)	(19)	(3)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.678	Semi-annual	10/25/2023	1,000	(14)	—	(14)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.670	Semi-annual	11/19/2023	1,000	(15)	—	(15)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.681	Semi-annual	12/12/2023	1,000	(15)	—	(15)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	Semi-annual	12/19/2023	800	(18)	(6)	(12)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.400	Semi-annual	03/16/2026	700	20	—	20
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.300	Semi-annual	04/21/2026	1,700	56	(9)	65
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.300	Semi-annual	04/27/2026	2,000	66	(7)	73
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	1.850	Semi-annual	07/27/2026	600	31	(2)	33
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.000	Semi-annual	07/27/2026	3,500	160	54	106
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.400	Semi-annual	12/07/2026	100	3	1	2
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.500	Semi-annual	12/20/2027	200	7	(2)	9
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	3.100	Semi-annual	04/17/2028	110	—	(1)	1
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.750	Semi-annual	12/20/2047	330	17	15	2
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.500	Semi-annual	06/20/2048	770	85	92	(7)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.969	Semi-annual	10/25/2048	200	3	—	3
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.951	Semi-annual	11/19/2048	100	2	—	2
LCH Group	British Bankers' Association LIBOR USD 3-Month	Receive	1.750	Semi-annual	12/21/2026	1,570	140	(46)	186

Harbor Real Return Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.250%	Semi-annual	06/20/2028	$ 1,400	$ 89	$ 77	$ 12
LCH Group	Federal Funds Effective Rate US	Receive	2.000	Annual	12/15/2047	300	32	—	32
LCH Group	Federal Funds Effective Rate US	Receive	2.428	Annual	12/20/2047	100	2	—	2
LCH Group	Federal Funds Effective Rate US	Receive	2.478	Annual	12/20/2047	223	1	—	1
LCH Group	Federal Funds Effective Rate US	Receive	2.499	Annual	12/20/2047	60	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.078	At maturity	03/29/2019	3,020	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	2.023	At maturity	11/23/2020	500	4	(1)	5
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	2.021	At maturity	11/25/2020	400	4	—	4
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.550	At maturity	07/26/2021	300	10	10	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.603	At maturity	09/12/2021	310	10	10	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.063	At maturity	05/12/2025	100	(2)	(1)	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.730	At maturity	07/26/2026	300	(18)	(16)	(2)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.805	At maturity	09/12/2026	710	(36)	(25)	(11)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.780	At maturity	09/15/2026	200	(11)	(10)	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.180	At maturity	09/20/2027	170	(4)	—	(4)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.150	At maturity	09/25/2027	200	(5)	—	(5)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.156	At maturity	10/17/2027	400	(10)	—	(10)
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.143	At maturity	04/25/2020	50	—	—	—
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.069	At maturity	07/15/2022	200	3	—	3
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	2.210	At maturity	02/05/2023	950	5	—	5
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	2.263	At maturity	04/27/2023	130	—	—	—
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.335	At maturity	02/05/2028	480	(2)	1	(3)
Centrally Cleared Interest Rate Swaps									$446
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.500%	At maturity	07/15/2022	$ 300	$(23)	$ 7	$ (30)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Pay	1.788	At maturity	07/18/2026	1,200	(65)	—	(65)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Pay	1.800	At maturity	07/20/2026	1,200	(64)	(1)	(63)

Harbor Real Return Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Pay	1.805%	At maturity	09/20/2026	$ 100	$ (5)	$—	$ (5)
Over-the-Counter Interest Rate Swaps									(163)
Interest Rate Swaps									$ 283
CREDIT DEFAULT SWAP AGREEMENTS OPEN AT APRIL 30, 2018
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Daimler AG 0.625% due 03/05/2020	Sell	1.000%	12/20/2020	—%	Quarterly	€ 30	$ 1	$ 1	$ —
ICE Group	iTraxx Europe Series 28 Version 1	Sell	1.000	12/20/2022	0.500	Quarterly	1,500	(48)	(42)	(6)
ICE Group	Markit iTraxx Europe Indices Series 26 Version 1	Buy	1.000	12/20/2021	0.360	Quarterly	500	(16)	(8)	(8)
ICE Group	Markit CDX North America High Yield Index Series 30	Sell	5.000	06/20/2023	—	Quarterly	$ 1,105	(83)	(71)	(12)
Centrally Cleared Credit Default Swaps										$(26)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Credit Suisse International	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000%	06/20/2021	1.160%	Quarterly	$ 200	$—	$(14)	$ 14
Deutsche Bank AG	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2021	1.160	Quarterly	100	—	(8)	8
HSBC Bank USA NA	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2022	1.527	Quarterly	100	(1)	(6)	5
JP Morgan Chase Bank NA	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2021	1.160	Quarterly	100	—	(7)	7
Goldman Sachs International	Markit CMBX North America AAA Indices	Sell	0.500	10/17/2057	—	Monthly	100	—	(5)	5
Goldman Sachs International	Markit CMBX North America AAA Indices	Sell	0.500	09/17/2058	—	Monthly	100	—	(6)	6
Over-the-Counter Credit Default Swaps										45
Credit Default Swaps										$ 19
Total Swaps										$302

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2018 — (2.1)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 2,000	Federal National Mortgage Association TBA[11] 3.000%—06/13/2048	$1,938	$(1,925)

Harbor Real Return Fund
Portfolio of Investments—Continued

Reverse Repurchase Agreements AT APRIL 30, 2018 – (38.1)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
RBS Securities	1.750-1.950%	04/23/2018 – 04/26/2018	05/03/2018 – 07/23/2018	$ 2,907	$ (2,907)
Scotia Capital	1.820-1.910	04/02/2018 – 04/13/2018	05/02/2018 – 07/12/2018	31,643	(31,643)
Société Générale	1.860	04/26/2018	05/03/2018	2,499	(2,499)
					$ (37,049)
SALE-BUYBACK TRANSACTIONS AT APRIL 30, 2018 – (3.0)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Barclays Capital Inc.	2.375%	04/23/2018	05/01/2018	$ 449	$ (442)
BNP Paribas	1.375% - 2.375%	04/19/2018 - 04/30/2018	05/02/2018	2,183	(2,101)
UBS Securities LLC	2.750%	04/06/2018	05/10/2018	300	(303)
					$(2,846)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 3,529	$—	$ 3,529
Collateralized Mortgage Obligations	—	1,547	—	1,547
Corporate Bonds & Notes	—	5,587	—	5,587
Foreign Government Obligations	—	13,740	—	13,740
Mortgage Pass-Through	—	12,648	—	12,648
U.S. Government Obligations	—	105,186	—	105,186
Short-Term Investments
Banker’s Acceptances	—	2,537	—	2,537
Certificates Of Deposit	—	500	—	500
Repurchase Agreements	—	446	—	446
Total Investments in Securities	$ —	$145,720	$—	$145,720
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 376	$—	$ 376
Futures Contracts	18	—	—	18
Purchased Options	—	100	—	100
Swap Agreements	—	731	—	731
Total Financial Derivative Instruments - Assets	$ 18	$ 1,207	$—	$ 1,225
Liability Category
Fixed Income Investments Sold Short	$ —	$ (1,925)	$—	$ (1,925)
Reverse Repurchase Agreements	—	(37,049)	—	(37,049)
Sale-Buyback Transactions	—	(2,846)	—	(2,846)
Total Short Term Liabilities	$ —	$ (41,820)	$—	$ (41,820)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (104)	$—	$ (104)
Futures Contracts	(127)	—	—	(127)
Swap Agreements	—	(429)	—	(429)
Written Options	$ (14)	$ (20)	$—	$ (34)
Total Financial Derivative Instruments - Liabilities	$(141)	$ (553)	$—	$ (694)
Total Investments	$(123)	$104,554	$—	$104,431
There were no transfers between levels during the period.

Harbor Real Return Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by collateral type, as of April 30, 2018.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Reverse Repurchase Agreements
U.S. Treasury Obligations	$ —	$27,127	$9,922	$—	$37,049
Total	$ —	$27,127	$9,922	$—	$37,049
Sale-Buyback Transactions
U.S. Treasury Obligations	$442	$ 2,404	$ —	$—	$ 2,846
Total	$442	$ 2,404	$ —	$—	$ 2,846
Total Borrowings	$442	$29,531	$9,922	$—	$39,895
Payable for reverse repurchase agreements and sale-buyback financing transactions					$39,895

Harbor Real Return Fund
Portfolio of Investments—Continued

1	Variable rate security, the stated rate represents the rate in effect at April 30, 2018.
2	CLO after the name of a security stands for Collateralized Loan Obligation.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2018, the aggregate value of these securities was $5,034 or 6% of net assets.
4	Step coupon security, the stated rate represents the rate in effect at April 30, 2018.
5	MTN after the name of a security stands for Medium Term Note.
6	Perpetuity bond, the maturity date represents the next callable date.
7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
8	Floating rate security, the stated rate represents the rate in effect at April 30, 2018.
9	Zero coupon bond.
10	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
11	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2018. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
12	At April 30, 2018, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $37,590 or 40% of net assets.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
f	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
j	Amount represents Index Value.
ARG$	Argentine Peso
AUD$	Australian Dollar
£	British Pound
CAD$	Canadian Dollar
COL$	Colombian Peso
€	Euro
₹	Indian Rupee
Rp	Indonesian Rupiah
¥	Japanese Yen
MEX$	Mexican Peso
NZD$	New Zealand Dollar
RUS$	Russian Ruble
R	South African Rand
₩	South Korean Won
The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
BNP Paribas Asset Management USA, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth J. O’Donnell, CFA
Since 2003
BNP has subadvised the Fund since 1987.
Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Kenneth J. O’Donnell, CFA

Management’s Discussion of
Fund Performance
Market Review
Global economic growth rebounded in the six months ended April 30, 2018 with advances in both emerging and advanced economies. The U.S. economy expanded at an above trend pace, while Europe and Japan experienced a rebound in growth coupled with a decline in deflationary pressures. This pattern of improving global growth trends was a welcome sign for many central banks as they look to unwind post crisis-era stimulus measures. We believe that the stimulus burden will shift from monetary to fiscal policy across advanced economies as the impact of non-traditional central bank policy measures wanes.
In late 2017, the U.S. Federal Reserve (Fed) tightened monetary policy for the fifth time in the cycle. Volatility increased as markets discounted the future path of interest rates. The persistent rally in risk assets stalled midway through the first quarter of 2018 with equity markets correcting by 10% and credit spreads widening across most sectors. New fiscal policies from the Trump administration and abrupt inflationary concerns also contributed to the uncertainty in markets. Jerome Powell assumed the role of U.S. Federal Reserve Chair in early February following a formal nomination from President Trump. Mr. Powell asserted that the economy was strengthening and that tightening will continue to be warranted at a gradual pace. An additional rate hike followed at the March Federal Open Market Committee (FOMC) meeting, consistent with market expectations. Currently, markets are forecasting the next increase in short term interest rates to occur in June 2018.
Short-term U.S. Treasury Note yields increased dramatically during the period as markets discounted a more rapid pace of policy normalization. In contrast to the front-end, intermediate yields remained in a tight range flattening the slope of the yield curve. Money market yields climbed throughout the period, remaining closely anchored to monetary policy rates. The steady increase in money market yields has been welcomed by investors who have endured low interest rates for nearly a decade. We believe that money market yields will likely increase steadily in the coming year as short-term markets continue to incorporate future expectations for the path of monetary policy.
Performance
In the current rising interest rate environment, Harbor Money Market Fund provided competitive returns. For the six months ended April 30, 2018, the Fund returned 0.60% (Institutional and Administrative Classes). The return was similar to the 0.68% return for the Fund’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was maintained at approximately 40 days with some variability throughout the period.

Harbor Money Market Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2018
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	0.60%	1.07%	0.36%	0.38%
Administrative Class	0.60	1.07	0.36	0.35
Comparative Index
ICE BofAML U.S. 3-Month Treasury Bill	0.68%	1.18%	0.36%	0.34%

Current 7-day subsidized[a] SEC yield for period ended 04/30/2018:	Institutional Class: 1.43%	Administrative Class: 1.43%
Current 7-day unsubsidized[b] SEC yield for period ended 04/30/2018:	Institutional Class: 1.33%	Administrative Class: 1.08%
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. Voluntary waivers and reimbursements may be discontinued at any time without notice.  Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.
Outlook & Strategy
Looking ahead, we expect monetary policy to become less accommodative throughout 2018 as interest rate policy normalizes. We expect that real, or inflation-adjusted, economic growth in the U.S. will average approximately 2.75% and that wage pressures will emerge throughout the year as incremental gains in the labor sector push the economy well through estimates of full employment. We also believe that fiscal stimulus will drive an increase in business investment with positive implications for domestic growth.
In our opinion, the Fed may become increasingly challenged in defending their policy stance given improvement in labor and inflation data. While, by most measures, the Fed has achieved both of its dual mandate goals, we believe the FOMC will likely continue on the slow path to policy normalization in the coming year. We expect the next tightening to occur in June followed by two additional steps in the third and fourth quarters. Rising growth rates and improving inflation data have supported asset valuations despite recent market volatility. We do not expect any changes in the tools used to manage short-term interest rates, i.e., interest paid on banking reserves and the overnight fixed-rate reserve purchase agreement program, or reverse repo facility. We also do not expect the Fed to alter the prescribed path of balance sheet reduction as detailed earlier in the year. We believe that the portfolio will continue to benefit from policy tightening and that the transparency of the FOMC will provide us with opportunities to tactically adjust the Fund’s duration profile if, as expected, short-term interest rates continue to rise.

a	Reflects reimbursement or waivers currently in effect
b	Does not reflect reimbursements or waivers currently in effect
This report contains the current opinions of BNP Paribas Asset Management USA, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect the sponsor to provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund
Fund Summary—April 30, 2018 (Unaudited)

TOP Issuers (% of net assets)
1. U.S. Treasury	56.3%
2. Federal Home Loan Bank	28.6%
3. Federal National Mortgage Association	8.5%
4. Federal Home Loan Mortgage Corp.	6.5%

Total INvestments (% of net assets)

Harbor Money Market Fund
Portfolio of Investments—April 30, 2018 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

GOVERNMENT AGENCY DEBT—43.6%†
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$6,400	1.605%—05/16/2018	$ 6,396
5,000	1.620%—05/18/2018	4,996
6,000	1.645%—05/21/2018	5,995
5,000	1.710%—06/13/2018	4,990
3,300	1.735%—07/02/2018	3,290
6,250	1.750%—05/29/2018	6,241
5,300	1.761%—07/06/2018	5,283
		37,191
	Federal Home Loan Mortgage Corp. Discount Notes
3,000	1.630%—06/25/2018	2,992
5,500	1.665%—06/14/2018	5,489
		8,481
	Federal National Mortgage Association Discount Notes
4,500	1.580%—05/18/2018	4,497
3,000	1.740%—07/13/2018	2,989
3,500	1.750%—06/06/2018	3,494
		10,980
TOTAL GOVERNMENT AGENCY DEBT
(Cost $56,652)		56,652

TREASURY DEBT—56.3%†
	U.S. Treasury Bills
4,000	1.585%—05/10/2018	3,998
TREASURY DEBT—Continued
Principal Amount		Value
$6,400	1.598%—05/17/2018	$ 6,396
10,000	1.630%—06/07/2018	9,983
10,000	1.636%—05/31/2018	9,986
7,700	1.648%—06/28/2018	7,680
10,000	1.653%—06/14/2018	9,980
10,000	1.657%—05/24/2018	9,989
10,000	1.709%—07/05/2018	9,969
5,225	1.752%—07/12/2018	5,207
TOTAL TREASURY DEBT
(Cost $73,188)		73,188

REPURCHASE AGREEMENTS—0.1%
(Cost $153)
153	Repurchase Agreement with Fixed Income Clearing Corp. dated April 30, 2018 due May 01, 2018 at 0.280% collateralized by U.S. Treasury Notes (value $158)	153
TOTAL INVESTMENTS—100.0%
(Cost $129,993)		129,993
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(11)
TOTAL NET ASSETS—100.0%		$129,982

FAIR VALUE MEASUREMENTS
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Portfolios of Investments.

†	Coupon represents yield to maturity
The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds
StatementS of Assets and Liabilities—April 30, 2018 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$112,953	$ 986,574	$72,770	$3,331,064	$147,949	$129,993
Investments, at value	$113,109	$ 971,441	$68,668	$3,308,450	$145,274	$129,840
Repurchase agreements	1,939	6,084	2,280	—	446	153
Cash-restricted	—	—	—	5,515	646	—
Cash	1	—	27	1,385	—	—
Foreign currency, at value (cost: $0,$0,$0,$7,413,$264 and $0)	—	—	—	7,277	258	—
Receivables for:
Investments sold	—	10,469	579	854,373	16,142	—
Foreign currency spot contracts	—	—	—	26	1	—
Capital shares sold	134	208	3	792	5	65
Interest	374	15,489	1,151	12,508	504	—
Unrealized appreciation on open forward currency contracts	—	—	—	20,098	376	—
Unrealized appreciation on OTC swap agreements	—	—	—	460	45	—
Variation margin on options and futures contracts	—	—	—	8,646	123	—
Variation margin on centrally cleared swap agreements	—	—	—	2,211	29	—
Purchased options not settled through variation margin, at value (cost: $0,$0,$0,$2,945,$86 and $0)	—	—	—	1,307	100	—
Options sold	—	—	—	—	25	—
Withholding tax	—	10	10	—	—	—
Prepaid registration fees	27	28	35	18	16	14
Prepaid fund insurance	—	5	—	8	1	1
Other assets	18	129	65	544	49	21
Total Assets	115,602	1,003,863	72,818	4,223,618	164,040	130,094
LIABILITIES
Payables for:
Due to broker	—	—	—	6,881	70	—
Due to custodian	—	87	—	—	1	—
Investments purchased	338	4,808	333	1,810,218	28,050	—
Capital shares reacquired	197	2,027	8	1,277	62	26
Interest on reverse repurchase agreements	—	—	—	94	44	—
Investments sold short, at value (proceeds: $0,$0,$0,$23,915,$1,938 and $0)	—	—	—	23,810	1,925	—
Written options not settled through variation margin, at value (premiums received: $0,$0,$0,$4,640,$162 and $0)	—	—	—	2,323	34	—
Swap premiums received	—	—	—	446	40	—
Unrealized depreciation on OTC swap agreements	—	—	—	—	163	—
Reverse repurchase agreements	—	—	—	102,930	37,049	—
Sale-buyback financing transactions	—	—	—	144,020	2,846	—
Variation margin on options and futures contracts	—	—	—	7,274	106	—
Unrealized depreciation on open forward currency contracts	—	—	—	14,969	104	—
Accrued expenses:
Management fees	56	420	36	792	37	21
12b-1 fees	1	7	—	6	—	1
Transfer agent fees	7	64	5	148	7	10
Trustees' fees and expenses	2	15	—	17	1	1
Other	70	295	—	799	107	53
Total Liabilities	671	7,723	382	2,116,004	70,646	112
NET ASSETS	$114,931	$ 996,140	$72,436	$2,107,614	$ 93,394	$129,982
Net Assets Consist of:
Paid-in capital	$109,920	$1,063,522	$74,255	$2,216,981	$125,571	$129,948
Accumulated undistributed net investment income/(loss)	(45)	5,371	377	8,708	632	34
Accumulated net realized gain/(loss)	2,961	(63,704)	(374)	(98,248)	(31,197)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	2,095	(9,049)	(1,822)	(22,624)	(2,221)	—
Unrealized appreciation/(depreciation) of other financial instruments	—	—	—	2,797	609	—
	$114,931	$ 996,140	$72,436	$2,107,614	$ 93,394	$129,982

The accompanying notes are an integral part of the Financial Statements.

	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$86,618	$580,910	$72,112	$2,078,981	$92,264	$127,579
Shares of beneficial interest[1]	8,296	58,788	7,411	184,930	9,989	127,579
Net asset value per share[2]	$ 10.44	$ 9.88	$ 9.73	$ 11.24	$ 9.24	$ 1.00
Retirement Class
Net assets	$25,540	$379,366	$ 226	N/A	N/A	N/A
Shares of beneficial interest[1]	2,448	38,379	23	N/A	N/A	N/A
Net asset value per share[2]	$ 10.44	$ 9.88	$ 9.73	N/A	N/A	N/A
Administrative Class
Net assets	$ 397	$ 1,737	$ 49	$ 28,633	$ 1,130	$ 2,403
Shares of beneficial interest[1]	38	175	5	2,545	122	2,403
Net asset value per share[2]	$ 10.43	$ 9.91	$ 9.73	$ 11.25	$ 9.23	$ 1.00
Investor Class
Net assets	$ 2,376	$ 34,127	$ 49	N/A	N/A	N/A
Shares of beneficial interest[1]	228	3,446	5	N/A	N/A	N/A
Net asset value per share[2]	$ 10.42	$ 9.90	$ 9.73	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor Fixed Income Funds
StatementS of Operations—Six Months Ended April 30, 2018 (Unaudited)

(All amounts in thousands)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$ 964	$ 36,571	$ 1,744	$ 35,413	$ 2,064	$ 922
Consent fee income	—	32	1	270	—	—
Total Investment Income	964	36,603	1,745	35,683	2,064	922
Operating Expenses
Management fees	366	3,629	190	5,132	233	139
12b-1 fees:
Administrative Class	1	2	—	37	2	3
Investor Class	3	45	—	N/A	N/A	N/A
Shareholder communications	—	—	4	47	9	4
Custodian fees	20	27	27	149	41	12
Transfer agent fees:
Institutional Class	38	493	28	949	43	62
Retirement Class	1	4	—	N/A	N/A	N/A
Administrative Class	—	1	—	13	1	1
Investor Class	2	38	—	N/A	N/A	N/A
Professional fees	2	21	34	32	1	3
Trustees' fees and expenses	2	23	1	34	2	2
Registration fees	26	36	38	30	17	21
Miscellaneous	—	12	5	13	3	3
Expenses before interest expense	461	4,331	327	6,436	352	250
Interest expense	—	—	—	1,649	279	—
Total expenses	461	4,331	327	8,085	631	250
Management fees waived	(28)	(330)	—	(287)	—	(64)
Transfer agent fees waived	(4)	(45)	(2)	(81)	(4)	(53)
12b-1 fees waived	—	—	—	—	—	(3)
Other expenses reimbursed	—	—	(94)	(578)	(87)	(45)
Net expenses	429	3,956	231	7,139	540	85
Net Investment Income/(Loss)	535	32,647	1,514	28,544	1,524	837
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	3,729	12,922	(374)	(13,546)	(302)	—
Foreign currency transactions	—	—	—	(16,074)	(220)	—
Investments sold short	—	—	—	(228)	93	—
Swap agreements	—	—	—	8,401	234	—
Futures contracts	—	—	—	(14,344)	434	—
Purchased options	—	—	—	85	2	—
Written options	—	—	—	2,204	89	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,090)	(50,279)	(1,822)	(29,122)	(1,568)	—
Forwards currency contracts	—	—	—	(4,189)	103	—
Investments sold short	—	—	—	46	9	—
Swap agreements	—	—	—	603	66	—
Futures contracts	—	—	—	(1,724)	(290)	—
Purchased options	—	—	—	552	47	—
Written options	—	—	—	(1,633)	(18)	—
Translations of assets and liabilities in foreign currencies	—	—	—	(2,529)	(90)	—
Net gain/(loss) on investment transactions	1,639	(37,357)	(2,196)	(71,498)	(1,411)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 2,174	$ (4,710)	$ (682)	$(42,954)	$ 113	$ 837
The accompanying notes are an integral part of the Financial Statements.

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Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund
	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017[a] through April 30, 2018
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 535	$ 3,756	$ 32,647	$ 91,178	$ 1,514
Net realized gain/(loss) on investments	3,729	26,914	12,922	31,901	(374)
Change in net unrealized appreciation/(depreciation) of investments	(2,090)	(3,408)	(50,279)	8,088	(1,822)
Net increase/(decrease) in assets resulting from operations	2,174	27,262	(4,710)	131,167	(682)
Distributions to Shareholders
Net investment income:
Institutional Class	(322)	(5,060)	(33,197)	(88,164)	(1,132)
Retirement Class	(106)	(173)	(1,815)	(1,550)	(3)
Administrative Class	(1)	(5)	(49)	(210)	(1)
Investor Class	(4)	(30)	(1,025)	(3,528)	(1)
Net realized gain on investments:
Institutional Class	(7,455)	—	—	—	—
Retirement Class	(2,250)	—	—	—	—
Administrative Class	(35)	—	—	—	—
Investor Class	(178)	—	—	—	—
Total distributions to shareholders	(10,351)	(5,268)	(36,086)	(93,452)	(1,137)
Net Increase/(Decrease) Derived from Capital Share Transactions	8,722	(333,925)	(436,758)	(475,537)	74,255
Net increase/(decrease) in net assets	545	(311,931)	(477,554)	(437,822)	72,436
Net Assets
Beginning of period	114,386	426,317	1,473,694	1,911,516	—
End of period*	$114,931	$ 114,386	$ 996,140	$1,473,694	$72,436
* Includes accumulated undistributed net investment income/(loss) of:	$ (45)	$ (147)	$ 5,371	$ 8,810	$ 377

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
(Unaudited)		(Unaudited)		(Unaudited)

$ 28,544	$ 71,625	$ 1,524	$ 2,542	$ 837	$ 1,089
(33,502)	(13,862)	330	(19)	—	—
(37,996)	936	(1,741)	(1,744)	—	—
(42,954)	58,699	113	779	837	1,089

(38,015)	(66,863)	(2,006)	(1,578)	(824)	(1,099)
—	—	—	—	—	—
(497)	(931)	(30)	(16)	(13)	(11)
—	—	—	—	—	—

—	(33,573)	—	—	—	—
—	—	—	—	—	—
—	(538)	—	—	—	—
—	—	—	—	—	—
(38,512)	(101,905)	(2,036)	(1,594)	(837)	(1,110)
(686)	(243,730)	(6,073)	(9,177)	(41,200)	31,950
(82,152)	(286,936)	(7,996)	(9,992)	(41,200)	31,929

2,189,766	2,476,702	101,390	111,382	171,182	139,253
$2,107,614	$2,189,766	$ 93,394	$101,390	$129,982	$171,182
$ 8,708	$ 18,676	$ 632	$ 1,144	$ 34	$ 34

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund
	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017[a] through April 30, 2018
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 18,950	$ 118,396	$ 76,934	$ 298,904	$73,238
Net proceeds from redemption fees	—	5	292	32	—
Reinvested distributions	7,629	1,599	24,313	46,533	1,132
Cost of shares reacquired	(21,185)	(475,619)	(872,407)	(811,755)	(447)
Net increase/(decrease) in net assets	$ 5,394	$(355,619)	$(770,868)	$(466,286)	$73,923
Retirement Class
Net proceeds from sale of shares	$ 1,045	$ 22,088	$ 386,118	$ 42,380	$ 228
Net proceeds from redemption fees	—	1	12	1	—
Reinvested distributions	2,356	173	1,254	1,501	2
Cost of shares reacquired	(615)	(348)	(45,912)	(3,925)	—
Net increase/(decrease) in net assets	$ 2,786	$ 21,914	$ 341,472	$ 39,957	$ 230
Administrative Class
Net proceeds from sale of shares	$ —	$ 50	$ 122	$ 817	$ 50
Net proceeds from redemption fees	—	—	1	—	—
Reinvested distributions	36	5	39	203	1
Cost of shares reacquired	(5)	(81)	(121)	(3,992)	—
Net increase/(decrease) in net assets	$ 31	$ (26)	$ 41	$ (2,972)	$ 51
Investor Class
Net proceeds from sale of shares	$ 554	$ 2,678	$ 4,498	$ 22,940	$ 50
Net proceeds from redemption fees	—	—	10	1	—
Reinvested distributions	182	30	1,012	3,502	1
Cost of shares reacquired	(225)	(2,902)	(12,923)	(72,679)	—
Net increase/(decrease) in net assets	$ 511	$ (194)	$ (7,403)	$ (46,236)	$ 51

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
(Unaudited)		(Unaudited)		(Unaudited)

$ 170,791	$ 297,400	$ 4,978	$ 13,033	$ 292,050	$ 632,718
—	—	—	—	—	—
36,478	96,574	1,962	1,531	821	1,095
(207,338)	(630,922)	(12,717)	(22,733)	(334,929)	(601,142)
$ (69)	$(236,948)	$ (5,777)	$ (8,169)	$ (42,058)	$ 32,671

N/A	N/A	N/A	N/A	N/A	N/A

$ 2,984	$ 7,619	$ 247	$ 172	$ 1,590	$ 2,553
—	—	—	—	—	—
497	1,464	29	16	12	11
(4,098)	(15,865)	(572)	(1,196)	(744)	(3,285)
$ (617)	$ (6,782)	$ (296)	$ (1,008)	$ 858	$ (721)

N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund
	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017[a] through April 30, 2018
	(Unaudited)		(Unaudited)		(Unaudited)
SHARES
Institutional Class
Shares sold	1,795	10,860	7,660	29,512	7,341
Shares issued due to reinvestment of distributions	741	148	2,451	4,624	116
Shares reacquired	(1,994)	(43,282)	(87,129)	(80,242)	(46)
Net increase/(decrease) in shares outstanding	542	(32,274)	(77,018)	(46,106)	7,411
Beginning of period	7,754	40,028	135,806	181,912	—
End of period	8,296	7,754	58,788	135,806	7,411
Retirement Class
Shares sold	94	1,988	38,739	4,160	23
Shares issued due to reinvestment of distributions	229	16	126	149	—
Shares reacquired	(57)	(32)	(4,592)	(386)	—
Net increase/(decrease) in shares outstanding	266	1,972	34,273	3,923	23
Beginning of period	2,182	210	4,106	183	—
End of period	2,448	2,182	38,379	4,106	23
Administrative Class
Shares sold	—	5	12	80	5
Shares issued due to reinvestment of distributions	3	—	4	20	—
Shares reacquired	—	(7)	(12)	(392)	—
Net increase/(decrease) in shares outstanding	3	(2)	4	(292)	5
Beginning of period	35	37	171	463	—
End of period	38	35	175	171	5
Investor Class
Shares sold	52	244	444	2,260	5
Shares issued due to reinvestment of distributions	18	3	102	348	—
Shares reacquired	(21)	(262)	(1,275)	(7,139)	—
Net increase/(decrease) in shares outstanding	49	(15)	(729)	(4,531)	5
Beginning of period	179	194	4,175	8,706	—
End of period	228	179	3,446	4,175	5

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
(Unaudited)		(Unaudited)		(Unaudited)

14,940	25,632	538	1,389	292,050	632,718
3,186	8,483	211	164	821	1,095
(18,138)	(54,503)	(1,372)	(2,424)	(334,929)	(601,142)
(12)	(20,388)	(623)	(871)	42,058	32,671
184,942	205,330	10,612	11,483	169,637	136,966
184,930	184,942	9,989	10,612	127,579	169,637

N/A	N/A	N/A	N/A	N/A	N/A

260	659	27	18	1,590	2,553
44	129	3	2	12	11
(358)	(1,376)	(63)	(128)	(744)	(3,285)
(54)	(588)	(33)	(108)	858	(721)
2,599	3,187	155	263	1,545	2,266
2,545	2,599	122	155	2,403	1,545

N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statement of Cash Flows— Six-Months Ended April 30, 2018 (Unaudited)

(All amounts in thousands)
Harbor Real Return Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 113
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(343,562)
Proceeds from sales of long-term securities	345,804
Proceeds from short-term portfolio investments, net	(2,573)
Decrease in receivable for investments sold	3,225
Increase in foreign spot contracts receivable	(1)
Decrease in interest receivable	58
Increase in variation margin on options and futures contracts	(108)
Increase in variation margin on swap agreements	(26)
Increase in options sold	(2)
Decrease in prepaid registration fees	9
Increase in prepaid fund insurance	(1)
Increase in other assets	(11)
Increase in payable for investments purchased	3,777
Increase in interest on reverse repurchase agreements	44
Decrease in interest on Investments sold short	(1)
Decrease in investments sold short	(2,172)
Decrease in premiums from written options not settled through variation margin	(16)
Increase in swap premiums received	1
Increase in variation margin on options and futures contracts	105
Decrease in management fees payable	(4)
Increase in other liabilities	33
Net change in unrealized appreciation/(depreciation) on investments	1,559
Net change in unrealized appreciation/(depreciation) on forwards	(103)
Net change in unrealized appreciation/(depreciation) on OTC swaps	49
Net change in unrealized appreciation/(depreciation) on purchased options not settled through variation margin	(45)
Net change in unrealized appreciation/(depreciation) on written options not settled through variation margin	20
Net realized loss on investments	209
Net realized gain on purchased options	(2)
Net amortization and earned inflation component	455
Net cash provided by operating activities	6,834
Cash flows from financing activities:
Proceeds from shares sold	5,288
Payment on shares redeemed	(13,571)
Cash dividends paid	(45)
Increase in reverse repurchase agreement transactions	37,049
Decrease in sale-buyback financing transactions	(35,634)
Increase in due to broker	70
Decrease in cash-restricted	35
Increase in due to custodian	1
Net cash used for financing activities	(6,807)
Net Increase in cash and foreign currency	27
Cash and foreign currency
Beginning of period	$ 231
End of period	258
Reinvestment of dividends	$ 1,991
Supplemental disclosure of cash flow information:
Interest paid during the period	$ 236
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 11.27	$ 10.53	$ 10.63	$ 11.20	$ 10.95	$ 10.01
Income from Investment Operations
Net investment income/(loss)[a]	0.05 [e]	0.13 [e]	0.12 [e]	0.15 [e]	0.19	0.20
Net realized and unrealized gains/(losses) on investments	0.16	0.78	0.19	(0.08)	0.38	0.96
Total from investment operations	0.21	0.91	0.31	0.07	0.57	1.16
Less Distributions
Dividends from net investment income	(0.04)	(0.17)	(0.22)	(0.22)	(0.21)	(0.22)
Distributions from net realized capital gains[1]	(1.00)	—	(0.19)	(0.42)	(0.11)	—
Total distributions	(1.04)	(0.17)	(0.41)	(0.64)	(0.32)	(0.22)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	10.44	11.27	10.53	10.63	11.20	10.95
Net assets end of period (000s)	$86,618	$87,391	$421,671	$373,421	$353,370	$267,251
Ratios and Supplemental Data (%)
Total return[b]	2.03% [c]	8.74%	3.12%	0.72%	5.23%	11.80%
Ratio of total expenses to average net assets[2]	0.83 [d]	0.79	0.77	0.75	0.74	0.79
Ratio of net expenses to average net assets[a]	0.77 [d]	0.76	0.76	0.75	0.74	0.79
Ratio of net investment income to average net assets[a]	0.94 [d]	1.18	1.15	1.37	1.58	1.82
Portfolio turnover	49 [c]	102	102	81	54	45

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 11.26	$ 10.53	$ 10.62	$ 11.19	$ 10.94	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.04 [e]	0.10 [e]	0.09 [e]	0.12 [e]	0.13	0.16
Net realized and unrealized gains/(losses) on investments	0.16	0.77	0.20	(0.08)	0.41	0.98
Total from investment operations	0.20	0.87	0.29	0.04	0.54	1.14
Less Distributions
Dividends from net investment income	(0.03)	(0.14)	(0.19)	(0.19)	(0.18)	(0.20)
Distributions from net realized capital gains[1]	(1.00)	—	(0.19)	(0.42)	(0.11)	—
Total distributions	(1.03)	(0.14)	(0.38)	(0.61)	(0.29)	(0.20)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	10.43	11.26	10.53	10.62	11.19	10.94
Net assets end of period (000s)	$ 397	$ 395	$ 392	$ 376	$ 306	$ 427
Ratios and Supplemental Data (%)
Total return[b]	1.90% [c]	8.37%	2.96%	0.47%	4.97%	11.55%
Ratio of total expenses to average net assets[2]	1.08 [d]	1.04	1.02	1.00	0.99	1.04
Ratio of net expenses to average net assets[a]	1.02 [d]	1.00	1.01	1.00	0.99	1.04
Ratio of net investment income to average net assets[a]	0.69 [d]	0.93	0.90	1.11	1.35	1.61
Portfolio turnover	49 [c]	102	102	81	54	45
See page 93 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$ 11.27	$ 10.53	$ 9.78

0.05 [e]	0.14 [e]	0.08 [e]
0.17	0.78	0.75
0.22	0.92	0.83

(0.05)	(0.18)	(0.08)
(1.00)	—	—
(1.05)	(0.18)	(0.08)
— *	— *	—
10.44	11.27	10.53
$25,540	$24,585	$2,215

2.07% [c]	8.81%	8.51% [c]
0.75 [d]	0.72	0.73 [d]
0.70 [d]	0.67	0.71 [d]
1.01 [d]	1.24	1.13 [d]
49 [c]	102	102 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013
(Unaudited)
$11.25	$10.52	$10.61	$11.18	$10.94	$10.00

0.03 [e]	0.09 [e]	0.08 [e]	0.11 [e]	0.11	0.16
0.16	0.77	0.20	(0.08)	0.40	0.97
0.19	0.86	0.28	0.03	0.51	1.13

(0.02)	(0.13)	(0.18)	(0.18)	(0.16)	(0.19)
(1.00)	—	(0.19)	(0.42)	(0.11)	—
(1.02)	(0.13)	(0.37)	(0.60)	(0.27)	(0.19)
— *	— *	— *	— *	— *	— *
10.42	11.25	10.52	10.61	11.18	10.94
$2,376	$2,015	$2,039	$1,861	$1,941	$2,452

1.84% [c]	8.26%	2.85%	0.35%	4.76%	11.41%
1.20 [d]	1.16	1.14	1.12	1.11	1.16
1.14 [d]	1.12	1.13	1.12	1.11	1.16
0.57 [d]	0.81	0.77	1.00	1.24	1.49
49 [c]	102	102	81	54	45

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 10.21	$ 9.99	$ 10.00	$ 10.85	$ 11.19	$ 11.15
Income from Investment Operations
Net investment income/(loss)[a]	0.27 [e]	0.55 [e]	0.53 [e]	0.57 [e]	0.60	0.64
Net realized and unrealized gains/(losses) on investments	(0.30)	0.24	(0.02)	(0.66)	(0.05)	0.06
Total from investment operations	(0.03)	0.79	0.51	(0.09)	0.55	0.70
Less Distributions
Dividends from net investment income	(0.30)	(0.57)	(0.52)	(0.54)	(0.62)	(0.64)
Distributions from net realized capital gains[1]	—	—	—	(0.22)	(0.27)	(0.02)
Total distributions	(0.30)	(0.57)	(0.52)	(0.76)	(0.89)	(0.66)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	9.88	10.21	9.99	10.00	10.85	11.19
Net assets end of period (000s)	$580,910	$1,387,213	$1,817,902	$1,460,808	$1,707,788	$1,880,044
Ratios and Supplemental Data (%)
Total return[b]	(0.28)% [c]	8.16%	5.46%	(0.79)%	5.10%	6.55%
Ratio of total expenses to average net assets[2]	0.69 [d]	0.72	0.70	0.69	0.68	0.68
Ratio of net expenses to average net assets[a]	0.63 [d]	0.67	0.66	0.65	0.64	0.64
Ratio of net investment income to average net assets[a]	5.40 [d]	5.43	5.43	5.51	5.43	5.56
Portfolio turnover	26 [c]	56	58	49	48	57

	Administrative Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 10.25	$ 10.01	$ 10.02	$ 10.87	$ 11.21	$ 11.16
Income from Investment Operations
Net investment income/(loss)[a]	0.26 [e]	0.53 [e]	0.51 [e]	0.55 [e]	0.60	0.70
Net realized and unrealized gains/(losses) on investments	(0.31)	0.25	(0.02)	(0.67)	(0.08)	(0.02)
Total from investment operations	(0.05)	0.78	0.49	(0.12)	0.52	0.68
Less Distributions
Dividends from net investment income	(0.29)	(0.54)	(0.50)	(0.51)	(0.59)	(0.61)
Distributions from net realized capital gains[1]	—	—	—	(0.22)	(0.27)	(0.02)
Total distributions	(0.29)	(0.54)	(0.50)	(0.73)	(0.86)	(0.63)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	9.91	10.25	10.01	10.02	10.87	11.21
Net assets end of period (000s)	$ 1,737	$ 1,753	$ 4,631	$ 4,314	$ 4,773	$ 5,519
Ratios and Supplemental Data (%)
Total return[b]	(0.49)% [c]	7.98%	5.18%	(1.03)%	4.82%	6.33%
Ratio of total expenses to average net assets[2]	0.94 [d]	0.97	0.95	0.94	0.93	0.93
Ratio of net expenses to average net assets[a]	0.87 [d]	0.92	0.91	0.90	0.89	0.89
Ratio of net investment income to average net assets[a]	5.18 [d]	5.20	5.20	5.26	5.18	5.32
Portfolio turnover	26 [c]	56	58	49	48	57
See page 93 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Retirement Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016 [f]
(Unaudited)
$ 10.22	$ 10.00	$ 9.40

0.27 [e]	0.55 [e]	0.36 [e]
(0.30)	0.25	0.61
(0.03)	0.80	0.97

(0.31)	(0.58)	(0.37)
—	—	—
(0.31)	(0.58)	(0.37)
— *	— *	— *
9.88	10.22	10.00
$379,366	$41,975	$1,828

(0.34)% [c]	8.23%	10.49% [c]
0.61 [d]	0.65	0.66 [d]
0.54 [d]	0.61	0.61 [d]
5.50 [d]	5.44	5.38 [d]
26 [c]	56	58 [c]

Investor Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013
(Unaudited)
$ 10.24	$ 10.01	$ 10.02	$ 10.87	$ 11.21	$ 11.16

0.25 [e]	0.52 [e]	0.49 [e]	0.53 [e]	0.59	0.66
(0.31)	0.24	(0.02)	(0.66)	(0.08)	0.01
(0.06)	0.76	0.47	(0.13)	0.51	0.67

(0.28)	(0.53)	(0.48)	(0.50)	(0.58)	(0.60)
—	—	—	(0.22)	(0.27)	(0.02)
(0.28)	(0.53)	(0.48)	(0.72)	(0.85)	(0.62)
— *	— *	— *	— *	— *	— *
9.90	10.24	10.01	10.02	10.87	11.21
$34,127	$42,753	$87,155	$96,957	$100,194	$114,564

(0.57)% [c]	7.79%	5.02%	(1.15)%	4.70%	6.22%
1.06 [d]	1.09	1.07	1.06	1.05	1.05
0.99 [d]	1.04	1.03	1.02	1.01	1.01
5.05 [d]	5.08	5.09	5.14	5.06	5.19
26 [c]	56	58	49	48	57

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD OPPORTUNITIES FUND
	Institutional Class	Retirement Class	Administrative Class	Investor Class
	6-Month Period Ended April 30, 2018[g]	6-Month Period Ended April 30, 2018[g]	6-Month Period Ended April 30, 2018[g]	6-Month Period Ended April 30, 2018[g]
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net asset value beginning of period	$ 10.00	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.23 [e]	0.24 [e]	0.22 [e]	0.22 [e]
Net realized and unrealized gains/(losses) on investments	(0.33)	(0.34)	(0.34)	(0.34)
Total from investment operations	(0.10)	(0.10)	(0.12)	(0.12)
Less Distributions
Dividends from net investment income	(0.17)	(0.17)	(0.15)	(0.15)
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.17)	(0.17)	(0.15)	(0.15)
Net asset value end of period	9.73	9.73	9.73	9.73
Net assets end of period (000s)	$72,112	$ 226	$ 49	$ 49
Ratios and Supplemental Data (%)
Total return[b]	(1.05)% [c]	(1.02)% [c]	(1.15)% [c]	(1.20)% [c]
Ratio of total expenses to average net assets[2]	1.03 [d]	0.95 [d]	1.28 [d]	1.40 [d]
Ratio of net expenses to average net assets[a]	0.73 [d]	0.65 [d]	0.98 [d]	1.10 [d]
Ratio of net investment income to average net assets[a]	4.79 [d]	4.96 [d]	4.52 [d]	4.40 [d]
Portfolio turnover	23 [c]	23 [c]	23 [c]	23 [c]
See page 93 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 11.68	$ 11.88	$ 11.92	$ 12.28	$ 12.22	$ 13.03
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.36 [e]	0.37 [e]	0.34 [e]	0.25	0.30
Net realized and unrealized gains/(losses) on investments	(0.38)	(0.04)	0.16	(0.18)	0.16	(0.30)
Total from investment operations	(0.23)	0.32	0.53	0.16	0.41	— *
Less Distributions
Dividends from net investment income	(0.21)	(0.35)	(0.48)	(0.41)	(0.35)	(0.30)
Distributions from net realized capital gains[1]	—	(0.17)	(0.09)	(0.11)	—	(0.51)
Total distributions	(0.21)	(0.52)	(0.57)	(0.52)	(0.35)	(0.81)
Net asset value end of period	11.24	11.68	11.88	11.92	12.28	12.22
Net assets end of period (000s)	$2,078,981	$2,159,390	$2,438,815	$2,874,705	$4,125,889	$6,626,361
Ratios and Supplemental Data (%)
Total return[b]	(2.04)% [c]	2.82%	4.70%	1.32%	3.40%	(0.05)%
Ratio of total expenses to average net assets[2]	0.75 [d]	0.63	0.60	0.58	0.56	0.56
Ratio of net expenses to average net assets[a]	0.66 [d]	0.54	0.53	0.52	0.54	0.53
Ratio of net expenses excluding interest expense to average net assets[a]	0.51 [d]	0.51	0.51	0.52	0.54	0.53
Ratio of net investment income to average net assets[a]	2.67 [d]	3.15	3.16	2.80	1.90	2.36
Portfolio turnover	389 [c]	654	592	586	439	446

HARBOR REAL RETURN FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 9.42	$ 9.48	$ 9.15	$ 10.18	$ 10.41	$ 11.54
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.23 [e]	0.15 [e]	0.10 [e]	0.40	0.10
Net realized and unrealized gains/(losses) on investments	(0.14)	(0.14)	0.35	(0.43)	(0.20)	(0.84)
Total from investment operations	0.01	0.09	0.50	(0.33)	0.20	(0.74)
Less Distributions
Dividends from net investment income	(0.19)	(0.15)	(0.17)	(0.70)	(0.03)	(0.18)
Distributions from net realized capital gains[1]	—	—	—	—	(0.40)	(0.21)
Total distributions	(0.19)	(0.15)	(0.17)	(0.70)	(0.43)	(0.39)
Net asset value end of period	9.24	9.42	9.48	9.15	10.18	10.41
Net assets end of period (000s)	$ 92,264	$ 99,929	$ 108,890	$ 130,467	$ 169,969	$ 404,689
Ratios and Supplemental Data (%)
Total return[b]	0.12% [c]	0.92%	5.55%	(3.32)%	2.07%	(6.67)%
Ratio of total expenses to average net assets[2]	1.30 [d]	1.03	0.87	0.77	0.63	0.61
Ratio of net expenses to average net assets[a]	1.11 [d]	0.87	0.73	0.68	0.62	0.61
Ratio of net expenses excluding interest expense to average net assets[a]	0.53 [d]	0.54	0.55	0.58	0.60	0.59
Ratio of net investment income to average net assets[a]	3.16 [d]	2.42	1.63	1.06	1.91	0.92
Portfolio turnover	311 [c]	758	611	531	427	285
See page 93 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013
(Unaudited)
$ 11.69	$ 11.89	$ 11.93	$ 12.28	$ 12.23	$ 13.03

0.14 [e]	0.34 [e]	0.34 [e]	0.30 [e]	0.22	0.27
(0.39)	(0.05)	0.16	(0.16)	0.15	(0.29)
(0.25)	0.29	0.50	0.14	0.37	(0.02)

(0.19)	(0.32)	(0.45)	(0.38)	(0.32)	(0.27)
—	(0.17)	(0.09)	(0.11)	—	(0.51)
(0.19)	(0.49)	(0.54)	(0.49)	(0.32)	(0.78)
11.25	11.69	11.89	11.93	12.28	12.23
$28,633	$30,376	$37,887	$57,874	$102,591	$138,575

(2.16)% [c]	2.56%	4.42%	1.13%	3.05%	(0.23)%
1.00 [d]	0.88	0.85	0.83	0.81	0.81
0.91 [d]	0.79	0.78	0.77	0.79	0.78
0.76 [d]	0.76	0.76	0.77	0.79	0.78
2.42 [d]	2.90	2.89	2.47	1.66	2.11
389 [c]	654	592	586	439	446

Administrative Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013
(Unaudited)
$ 9.42	$ 9.46	$ 9.15	$ 10.17	$ 10.41	$ 11.55

0.12 [e]	0.21 [e]	0.13 [e]	0.08 [e]	0.21	0.06
(0.12)	(0.15)	0.34	(0.42)	(0.03)	(0.84)
— *	0.06	0.47	(0.34)	0.18	(0.78)

(0.19)	(0.10)	(0.16)	(0.68)	(0.02)	(0.15)
—	—	—	—	(0.40)	(0.21)
(0.19)	(0.10)	(0.16)	(0.68)	(0.42)	(0.36)
9.23	9.42	9.46	9.15	10.17	10.41
$ 1,130	$ 1,461	$ 2,492	$ 3,174	$ 3,481	$ 3,542

(0.06)% [c]	0.62%	5.26%	(3.47)%	1.81%	(6.94)%
1.55 [d]	1.26	1.12	1.02	0.88	0.86
1.36 [d]	1.10	0.98	0.93	0.87	0.86
0.79 [d]	0.77	0.80	0.83	0.85	0.84
2.58 [d]	2.19	1.38	0.90	2.08	0.69
311 [c]	758	611	531	427	285

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income/(loss)[a]	0.01 [e]	0.01 [e]	— *,e	— *,e	— *	— *
Net realized and unrealized gains/(losses) on investments	—	—	—	—	—	—
Total from investment operations	0.01	0.01	— *	— *	— *	— *
Less Distributions
Dividends from net investment income	(0.01)	(0.01)	— *	— *	— *	— *
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	(0.01)	(0.01)	— *	— *	— *	— *
Net asset value end of period	1.00	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$127,579	$169,637	$136,986	$176,781	$157,801	$137,042
Ratios and Supplemental Data (%)
Total return[b]	0.60% [c]	0.73%	0.30%	0.08%	0.06%	0.09%
Ratio of total expenses to average net assets[2]	0.35 [d]	0.35	0.36	0.32	0.30	0.31
Ratio of net expenses to average net assets[a]	0.12 [d]	—	—	—	—	—
Ratio of net investment income to average net assets[a]	1.20 [d]	0.72	0.27	0.08	0.06	0.09

*	Less than $0.01
1	Includes both short-term and long-term capital gains
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based on average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period November 1, 2017 (inception) through April 30, 2018
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2018	Year Ended October 31,
	2017	2016	2015	2014	2013
(Unaudited)
$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$1.00

0.01 [e]	0.01 [e]	— *,e	— *,e	— *	— *
—	—	—	—	—	—
0.01	0.01	— *	— *	— *	— *

(0.01)	(0.01)	— *	— *	— *	— *
—	—	—	—	—	—
(0.01)	(0.01)	— *	— *	— *	— *
1.00	1.00	1.00	1.00	1.00	1.00
$2,403	$1,545	$2,267	$1,727	$2,177	$ 376

0.60% [c]	0.73%	0.30%	0.08%	0.06%	0.09%
0.60 [d]	0.60	0.61	0.57	0.55	0.56
0.12 [d]	—	—	—	—	—
1.20 [d]	0.70	0.28	0.07	0.06	0.09

Harbor Fixed Income Funds
Notes to Financial Statements—April 30, 2018 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2018, the Trust consists of 31 separate portfolios. The portfolios covered by this report are: Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer up to four classes of shares, designated as Institutional Class, Retirement Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the fair value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
During the period, Harbor High-Yield Bond Fund, Harbor Bond Fund, and Harbor Real Return Fund invested in loan participations and assignments.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Harbor High-Yield Bond Fund entered into unfunded loan commitments during the period, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
Harbor High-Yield Bond Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.
As of April 30, 2018, Harbor High-Yield Bond Fund did not have unfunded loan commitments outstanding.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
During the period, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage- backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
During the period, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.
During the period, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund invested in U.S. government securities.
Forward Commitments and When-Issued Securities
Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the fair value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
During the period, Harbor Bond Fund and Harbor Real Return Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Reverse Repurchase Agreements
A reverse repurchase agreement involves the delivery of a portfolio security in exchange for cash by a Fund, coupled with an agreement to repurchase the same or substantially the same security at a specified time and price. Until the security is repurchased, the Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. While a reverse repurchase agreement is outstanding, the Fund continues to receive principal and interest payments on the underlying security. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties is reflected as a liability on the Statement of Assets and Liabilities. Interest payments based upon the reverse repurchase agreement term made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.
During the six-month period, Harbor Bond Fund and Harbor Real Return Fund entered into reverse repurchase agreements. The average amount of borrowings outstanding during the six-month period ended April 30, 2018 was $36,258,000 at a weighted average interest rate of 1.310% for the Harbor Bond Fund and $10,580,000 at a weighted average interest rate of 1.740% for the Harbor Real Return Fund. Average debt outstanding and average interest rate during the period is calculated based on calendar days.
A table that includes the remaining maturity period for outstanding reverse repurchase agreements and the type of investment collateral pledged, if any, can be found within each Fund’s Portfolio of Investments schedule.
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement.
The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations.  Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transaction are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.
During the period, Harbor Bond Fund and Harbor Real Return Fund entered into such financing transactions referred to as sale-buybacks.
The average amount of borrowings outstanding during the six-month period ended April 30, 2018 was $156,612,000 at a weighted average interest rate of 1.463% for Harbor Bond Fund and $18,340,000 at a weighted average interest rate of 1.469% for Harbor Real Return Fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged can be found at the end of each Fund’s Portfolio of Investments schedule.
Short Sales
Short-selling obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
During the period, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.
During the period, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the period, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their respective exposure to the bond markets and to fluctuations in interest rates and currency values.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
During the period, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their respective exposure to interest rate changes.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
During the period, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2018 for Harbor Bond Fund and Harbor Real Return Fund was $208,340,000 and $3,653,000, respectively.
Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate”) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount.

When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.

During the six-month period, Harbor Bond Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
The forward currency contract is marked-to-market daily and the change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
During the period, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their respective exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. Each Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2014–2016), including all positions expected to be taken upon filing the 2017 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a statement of assets and liabilities and a statement of operations to also provide a statement of cash flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the period.
Harbor Bond Fund and Harbor Real Return Fund entered into financing transactions referred to as sale-buybacks which resulted in debt being recorded on each Fund’s Statement of Assets and Liabilities. Management has determined that the average level of debt outstanding during the period for Harbor Real Return Fund requires the Fund to present a Statement of Cash Flows.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
New Accounting Pronouncement
In November 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) 2016-18, Restricted Cash, which amends the Accounting Standards Codification (“ASC”) 230, Statement of Cash Flows, to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments,  other than short-term securities, for each Fund for the six-month period ended April 30, 2018 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Covertible Securities Fund	$ —	$ 55,290	$ —	$ 56,659
Harbor High-Yield Bond Fund	—	310,021	—	734,972
Harbor High-Yield Opportunities Fund	—	85,770	—	14,520
Harbor Bond Fund	9,706,836	568,314	9,817,439	689,751
Harbor Real Return Fund	332,665	10,897	337,161	8,643

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Convertible Securities Fund	0.65% [a]	0.60%
Harbor High-Yield Bond Fund	0.60 [b]	0.55
Harbor High-Yield Opportunities Fund	0.60	0.60
Harbor Bond Fund	0.48 [c]	0.45
Harbor Real Return Fund	0.48	0.48
Harbor Money Market Fund	0.20 [d]	0.11

a	The Adviser has contractually agreed to reduce the management fee to 0.60% through February 29, 2020.
b	The Adviser has contractually agreed to reduce the management fee to 0.508% through February 29, 2020. Prior to March 1, 2018, the Adviser contractually agreed to reduce the management fee to 0.56% through February 28, 2018.
c	The Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets over $3 billion through February 29, 2020.
d	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 29, 2020.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the period, the following expense limitation agreements were in effect:
Harbor High-Yield Opportunities Fund.  For the period November 1, 2017 through April 30, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.73%, 0.65%, 0.98%, and 1.10% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 29, 2020.
Harbor Bond Fund. For the period November 1, 2017 through April 30, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.51% and 0.76% for the Institutional Class and Administrative Class, respectively. These contractual expense limitations are effective through February 29, 2020.
Harbor Real Return Fund. For the period November 1, 2017 through February 28, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.54% and 0.79% for the Institutional Class and Administrative Class, respectively. For the period March 1, 2018 through April 30, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.52% and 0.77% for the Institutional Class and Administrative Class, respectively.  These contractual expense limitations are effective through February 29, 2020.
Harbor Money Market Fund. For the period November 1, 2017 through April 30, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.28% and 0.53% for the Institutional Class and Administrative Class, respectively. These contractual expense limitations are effective through February 29, 2020. For the period December 9, 2009 through November 30, 2017, Harbor Capital  voluntarily reimbursed all expenses of Harbor Money Market Fund.  Effective December 1, 2017, Harbor Capital began reducing the voluntary expense waiver for Harbor Money Market Fund resulting in actual expense ratios for the six-month period ended April 30, 2018 of 0.12% and 0.12% for the Institutional Class and Administrative Class, respectively.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2018. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the six-month period, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On April 30, 2018, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor Convertible Securities Fund	—	32,978	32,739	133,699	199,416	1.8%
Harbor High-Yield Bond Fund	—	—	—	55,948	55,948	0.1
Harbor High-Yield Opportunities Fund	5,073,856	5,080	5,077	12,555	5,096,568	68.5
Harbor Bond Fund	40,948	—	N/A	N/A	40,948	0.0
Harbor Real Return Fund	13,249	—	N/A	N/A	13,249	0.1
Harbor Money Market Fund	57,609,975	25,592	N/A	N/A	57,635,567	44.3
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $61,000 for the six-month period ended April 30, 2018.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other accrued expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
Redemption Fee
A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2018 redemption fee proceeds are as follows:
Amount (000s)
Harbor Convertible Securities Fund	$ —
Harbor High-Yield Bond Fund	315
Harbor High-Yield Opportunities Fund	—

NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2018 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Convertible Securities Fund	$ 112,953	$ 4,542	$ (2,447)	$ 2,095
Harbor High-Yield Bond Fund*	986,574	14,474	(23,523)	(9,049)
Harbor High-Yield Opportunities Fund	72,770	188	(2,010)	(1,822)
Harbor Bond Fund*	3,350,653	74,034	(93,861)	(19,827)
Harbor Real Return Fund*	148,702	2,001	(3,613)	(1,612)
Harbor Money Market Fund	129,993	—	—	—

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2018, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Derivative Instruments
At April 30, 2018, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$ 20,098	$ —	$ 20,098
Unrealized appreciation on OTC swap agreements[b]	—	—	460	460
Variation margin on centrally cleared swap agreements[a,b]	3,145	—	1,375	4,520
Variation margin on options and futures contracts (futures)[a]	897	—	—	897
Variation margin on options and futures contracts (options)[a]	25	—	—	25
Purchased options, at value	1,307	—	—	1,307
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(14,969)	$ —	$(14,969)
Unrealized depreciation on OTC swap agreements[b]	—	—	—	—
Variation margin on centrally cleared swap agreements[a,b]	(730)	—	—	(730)
Variation margin on options and futures contracts (futures)[a]	(8,075)	—	—	(8,075)
Variation margin on options and futures contracts (options)[a]	(637)	—	—	(637)
Written options, at value	(1,515)	(786)	(22)	(2,323)
HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$ 376	$ —	$ 376
Unrealized appreciation on OTC swap agreements[b]		—	45	45
Variation margin on centrally cleared swap agreements[a,b]	686	—	—	686
Variation margin on options and futures contracts (futures)[a]	18	—	—	18
Variation margin on options and futures contracts (options)[a]	—	—	—	—
Purchased options, at value	100	—	—	100
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(104)	$ —	$(104)
Unrealized depreciation on OTC swap agreements[b]	(163)	—	—	(163)
Variation margin on centrally cleared swap agreements[a,b]	(240)	—	(26)	(266)
Variation margin on options and futures contracts (futures)[a]	(127)	—	—	(127)
Variation margin on options and futures contracts (options)[a]	—	—	—	—
Written options, at value	(34)	—	—	(34)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received of $446,000 and $40,000 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2018, were:
HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(16,235)	$ —	$(16,235)
Futures contracts	(14,344)	—	—	(14,344)
Purchased options	88	(3)	—	85
Written options	470	1,734	—	2,204
Swaps agreements	8,929	—	(528)	8,401
Net realized gain/(loss) on derivatives	$ (4,857)	$(14,504)	$(528)	$(19,889)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(4,189)	$ —	$(4,189)
Futures contracts	(1,724)	—	—	(1,724)
Purchased options	552	—	—	552
Written options	(1,112)	(567)	46	(1,633)
Swaps agreements	(252)	—	855	603
Change in unrealized appreciation/(depreciation) on derivatives	$(2,536)	$(4,756)	$901	$(6,391)
HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(254)	$ —	$(254)
Futures contracts	434	—	—	434
Purchased options	—	2	—	2
Written options	87	2	—	89
Swaps agreements	279	—	(45)	234
Net realized gain/(loss) on derivatives	$800	$(250)	$(45)	$ 505

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$103	$—	$ 103
Futures contracts	(290)	—	—	(290)
Purchased options	47	—	—	47
Written options	(22)	—	4	(18)
Swaps agreements	60	—	6	66
Change in unrealized appreciation/(depreciation) on derivatives	$(205)	$103	$ 10	$(92)
Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, each Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the six-month period ended April 30, 2018, the following Master Netting Arrangements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of April 30, 2018, each Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of April 30, 2018, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by the Fund and select counterparties. As of April 30, 2018, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2018:
HARBOR BOND FUND
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Barclays	$—	$ (2,665)	$ —	$ —	$ (2,665)	$ 2,665	$ —
Bank of Montreal	—	(2,069)	—	—	(2,069)	2,069	—
Royal Bank of Canada	—	(30,947)	—	—	(30,947)	30,947	—
RBS Securities	—	(67,249)	—	—	(67,249)	67,249	—
Master Securities Forward Transactions Agreements
Barclays Capital Inc.	—	—	(49,763)	—	(49,763)	391	(49,372)
BNP Paribas NY	—	—	(51,744)	—	(51,744)	—	(51,744)
Credit Suisse Securities LLC	—	—	—	(23,810)	(23,810)	—	(23,810)
UBS Securities LLC	—	—	(42,513)	—	(42,513)	12	(42,501)
Total Borrowings and Other Financing Transactions	$—	$(102,930)	$(144,020)	$(23,810)

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Fixed Income Clearing Corp.	$446	$ —	$ —	$ —	$ 446	$ (446)	$ —
RBS Securities	—	(2,907)	—	—	(2,907)	2,907	—
Scotia Capital	—	(31,643)	—	—	(31,643)	31,643	—
Société Générale	—	(2,499)	—	—	(2,499)	2,499	—
Master Securities Forward Transactions Agreements
Barclays Capital Inc.	—	—	(442)		(442)	—	(442)
BNP Paribas NY	—	—	(2,101)	—	(2,101)	—	(2,101)
Credit Suisse Securities LLC	—	—	—	(1,925)	(1,925)	—	(1,925)
UBS Securities LLC	—	—	(303)	—	(303)	—	(303)
Total Borrowings and Other Financing Transactions	$446	$(37,049)	$(2,846)	$(1,925)
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2018.
HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$ 424	$ —	$ —	$ 424	$ (2,026)	$ —	$—	$ (2,026)	$(1,602)	$1,577	$ (25)
BNP Paribas SA	960	—	132	1,092	(459)	(24)	—	(483)	609	—	609
Citibank NA	3,190	—	—	3,190	(1,914)	(164)	—	(2,078)	1,112	—	1,112
Credit Suisse International	361	—	—	361	(2,154)	—	—	(2,154)	(1,793)	1,751	(42)
Deutsche Bank AG	676	—	—	676	(1,797)	(3)	—	(1,800)	(1,124)	792	(332)
Goldman Sachs Bank USA	2,167	593	—	2,760	(1,945)	(777)	—	(2,722)	38	—	38
Goldman Sachs International	—	—	44	44	—	—	—	—	44	—	44
HSBC Bank USA	2,827	—	—	2,827	(505)	—	—	(505)	2,322	—	2,322
HSBC Bank USA NA	—	—	37	37	—	(140)	—	(140)	(103)	—	(103)
JP Morgan Chase Bank	3,678	—	—	3,678	(578)	—	—	(578)	3,100	—	3,100
JP Morgan Chase Bank NA	2,184	—	247	2,431	(2,763)	(206)	—	(2,969)	(538)	—	(538)
Morgan Stanley Capital Services LLC	—	707	—	707	—	(744)	—	(744)	(37)	—	(37)
NatWest Markets Plc	—	—	—	—	—	(181)	—	(181)	(181)	—	(181)
Royal Bank of Scotland plc	87	—	—	87	—	—	—	—	87	—	87
Société Générale	208	—	—	208	(247)	—	—	(247)	(39)	39	—
UBS AG	3,336	—	—	3,336	(581)	—	—	(581)	2,755	—	2,755
Total Over-the-Counter Exposure	$20,098	$1,300	$460	$21,858	$(14,969)	$(2,239)	$—	$(17,208)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
HARBOR REAL RETURN FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$ —	$ —	$—	$ —	$ —	$ (2)	$ —	$ (2)	$ (2)	$—	$ (2)

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND—Continued
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
BNP Paribas SA	$ 1	$ —	$—	$ 1	$ (4)	$ —	$ —	$ (4)	$ (3)	$—	$ (3)
Citibank NA	61	—	—	61	(28)	—	—	(28)	33	—	33
Credit Suisse International	—	—	14	14	(11)	—	—	(11)	3	—	3
Deutsche Bank AG	14	65	8	87	(12)	—	(30)	(42)	45	—	45
Goldman Sachs Bank USA	21	—	—	21	—	(2)	—	(2)	19	—	19
Goldman Sachs International	—	—	11	11	—	—	—	—	11	—	11
HSBC Bank USA	77	—	—	77	(27)	—	—	(27)	50	—	50
HSBC Bank USA NA	—	—	5	5	—	—	—	—	5	—	5
JP Morgan Chase Bank	2	—	—	2	—	—	—	—	2	—	2
JP Morgan Chase Bank NA	50	—	7	57	(7)	(6)	—	(13)	44	—	44
Morgan Stanley Capital Services LLC	—	35	—	35	—	(10)	(133)	(143)	(108)	—	(108)
Royal Bank of Scotland plc	—	—	—	—	(5)	—	—	(5)	(5)	—	(5)
Société Générale	26	—	—	26	(1)	—	—	(1)	25	—	25
UBS AG	124	—	—	124	(9)	—	—	(9)	115	—	115
Total Over-the-Counter Exposure	$376	$100	$ 45	$521	$(104)	$(20)	$(163)	$(287)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Effective June 1, 2018, Harbor Bond Fund and Harbor Real Return Fund began offering Retirement Class shares.

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018
Harbor Convertible Securities Fund
Institutional Class	0.77%
Actual		$3.86	$1,000	$1,020.30
Hypothetical (5% return)		3.86	1,000	1,020.88
Retirement Class	0.70%
Actual		$3.51	$1,000	$1,020.70
Hypothetical (5% return)		3.51	1,000	1,021.24
Administrative Class	1.02%
Actual		$5.11	$1,000	$1,019.00
Hypothetical (5% return)		5.11	1,000	1,019.61
Investor Class	1.14%
Actual		$5.70	$1,000	$1,018.40
Hypothetical (5% return)		5.71	1,000	1,019.00

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018
Harbor High-Yield Bond Fund
Institutional Class	0.63%
Actual		$3.12	$1,000	$ 997.20
Hypothetical (5% return)		3.16	1,000	1,021.59
Retirement Class	0.54%
Actual		$2.68	$1,000	$ 996.60
Hypothetical (5% return)		2.71	1,000	1,022.05
Administrative Class	0.87%
Actual		$4.30	$1,000	$ 995.10
Hypothetical (5% return)		4.36	1,000	1,020.37
Investor Class	0.99%
Actual		$4.90	$1,000	$ 994.30
Hypothetical (5% return)		4.96	1,000	1,019.76
Harbor High-Yield Opportunities Fund
Institutional Class	0.73%
Actual		$3.10	$1,000	$ 989.50
Hypothetical (5% return)		3.16	1,000	1,021.59
Retirement Class	0.65%
Actual		$2.67	$1,000	$ 989.80
Hypothetical (5% return)		2.71	1,000	1,022.05
Administrative Class	0.98%
Actual		$4.30	$1,000	$ 988.50
Hypothetical (5% return)		4.36	1,000	1,020.37
Investor Class	1.10%
Actual		$4.88	$1,000	$ 988.00
Hypothetical (5% return)		4.96	1,000	1,019.75
Harbor Bond Fund
Institutional Class	0.66%
Actual		$3.24	$1,000	$ 979.60
Hypothetical (5% return)		3.31	1,000	1,021.44
Administrative Class	0.91%
Actual		$4.46	$1,000	$ 978.40
Hypothetical (5% return)		4.56	1,000	1,020.17
Harbor Real Return Fund
Institutional Class	1.11%
Actual		$5.50	$1,000	$1,001.20
Hypothetical (5% return)		5.56	1,000	1,019.15
Administrative Class	1.36%
Actual		$6.74	$1,000	$ 999.40
Hypothetical (5% return)		6.80	1,000	1,017.88
Harbor Money Market Fund
Institutional Class	0.12%
Actual		$0.60	$1,000	$1,006.00
Hypothetical (5% return)		0.60	1,000	1,024.18
Administrative Class	0.12%
Actual		$0.60	$1,000	$1,006.00
Hypothetical (5% return)		0.60	1,000	1,024.18

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Fixed Income Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FIXED INCOME FUNDS
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on February 18, 19, and 20, 2018 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a Subadviser where appropriate.
At the Meeting, the Trustees, including the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements and Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser and each Subadviser, including the background, education, expertise and experience of the investment professionals of the Adviser and each Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser and Subadvisers for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•	any “fall out” benefits that might inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Broadridge Inc. (“Broadridge”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund. The Trustees had received a presentation by investment professionals from the Subadviser for Harbor Money Market Fund at a meeting of the Board of Trustees held in 2017. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class, Investor Class, and Retirement Class comparative performance, fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Convertible Securities Fund. The Trustees considered Harbor Convertible Securities Fund (inception date May 1, 2011), noting its underperformance relative to its Broadridge group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2017. The Fund’s one-, three- and five-year rolling returns as of December 31, 2017 each ranked in the fourth quartile, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bank of America (“BofA”) Merrill Lynch All US Convertibles Ex Mandatory Index, for the one-, three-, and five-year periods ended December 31, 2017.
The Trustees considered the expertise of Shenkman Capital Management, Inc. (“Shenkman Capital”) in managing assets generally and in the convertible securities asset class specifically, noting that Shenkman Capital managed approximately $755 million in assets in this asset class, out of a firm-wide total of $26.5 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio managers in this asset class, including the lead portfolio manager’s experience prior to joining Shenkman Capital.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $125 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was slightly above the group median but below the universe median. The Trustees also considered that Harbor Capital had agreed to continue the voluntary advisory fee waiver for the Fund until at least February 28, 2019. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor High-Yield Bond Fund. The Trustees considered Harbor High-Yield Bond Fund (inception date December 1, 2002), noting its underperformance relative to its Broadridge group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2017. The Fund’s one-, three- and five-year rolling returns as of December 31, 2017 ranked in the third, third and fourth quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmarks, the BofA Merrill Lynch U.S. High Yield Index and the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, for the one-, three-, five-, and ten-year periods ended December 31, 2017. The Trustees considered that the Fund’s subadviser, Shenkman Capital, utilizes a more conservative high yield bond investment strategy that often underperforms in periods when high-yield bonds are generally performing well.
The Trustees considered the expertise of Shenkman Capital in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $6.6 billion in assets in this asset class, out of a firm-wide total of $26.5 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio managers in this asset class, one of whom is the founder of the firm.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.475 billion, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered that Harbor Capital was currently voluntarily waiving four basis points of its advisory fee, and had agreed to an additional voluntary advisory fee waiver of approximately five basis points until at least February 28, 2019. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Bond Fund. The Trustees considered Harbor Bond Fund (inception date December 29, 1987), noting the Fund’s underperformance relative to its Broadridge group and universe medians for the two-, three-, and four-year periods ended December 31, 2017, its underperformance relative to the Broadridge group median for the one- and five-year periods ended December 31, 2017, its outperformance relative to the Broadridge universe median for the one-year period ended December 31, 2017, and its performance at the Broadridge universe median for the five-year period ended December 31, 2017. The Fund’s one-, three- and five-year rolling returns as of December 31, 2017 ranked in the second, second and third quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-, five- and ten-year periods ended December 31, 2017.
The Trustees considered the expertise of Pacific Investment Management Company LLC (“PIMCO”) in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $154.8 billion in “total return” assets, out of a firm-wide total of approximately $1.75 trillion in assets under management. The Trustees also noted that the Fund’s co-portfolio managers each had significant experience in the bond markets.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $2.2 billion, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above both the Broadridge group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2019. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Real Return Fund. The Trustees considered Harbor Real Return Fund (inception date December 1, 2005), noting its performance at its Broadridge group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2017. The Fund outperformed its Broadridge universe medians for the one-, two-, three-, and four-year periods ended December 31, 2017 and underperformed its universe median for the five-year period ended December 31, 2017. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2017 were ranked in the first, first and third quartiles, respectively. The Trustees also considered the fact that the Fund outperformed its benchmark, the Bloomberg Barclays U.S. TIPS Index, for the one- and three-year periods ended December 31, 2017 and the Fund underperformed its benchmark for the five-year and since inception periods ended December 31, 2017.
The Trustees considered the expertise of PIMCO in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $47.7 billion in “real return” assets, out of a firm-wide total of approximately $1.75 trillion in assets under management. The Trustees also noted that the Fund’s portfolio managers had significant experience in the inflation protection/TIPS market.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $125 million, showed the Fund’s management fee was at the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was equal to the Broadridge universe and group medians. The Trustees also considered that Harbor Capital was currently capping expenses and had agreed to lower the cap by two basis points until at least February 28, 2019. The Trustees noted that Harbor Capital’s profitability in operating this Fund was not excessive.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Money Market Fund. The Trustees considered Harbor Money Market Fund (inception date December 29, 1987), noting the Fund’s outperformance relative to its group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2017, according to Broadridge. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2017 were each ranked in the first quartile. The Trustees considered the Fund’s performance record relative to its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, noting that the Fund had outperformed the benchmark for the three-, five- and ten-year periods ended December 31, 2017 and had underperformed the benchmark for the one-year period ended December 31, 2017.
The Trustees noted the fact that the Fund does not have asset levels comparable to many of its Broadridge peers, some of which are very large institutional-oriented money market funds. The Trustees also noted that the Fund operates as a “government money market fund,” as defined in Rule 2a-7 under the Investment Company Act.
The Trustees considered the expertise of BNP Paribas Asset Management USA, Inc. (f/k/a Fischer Francis Trees & Watts, Inc.) (“BNPP AM US”) in managing assets generally and in the short duration fixed income asset class specifically, noting that BNPP AM US managed approximately $9.88 billion of short duration assets, out of a firm-wide total of approximately $674.44 billion in assets under management (reflecting the assets of BNP Paribas Asset Management). The Trustees also noted the experience of the Fund’s portfolio manager in this asset class both with BNPP AM US and at prior advisory firms.
The Trustees considered that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $175 million, showed that the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses and that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2019. The Trustees noted that Harbor Capital’s profitability in managing the Fund was negative.
The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in all cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

Benchmark Descriptions

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index—The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML 3-Month U.S. Treasury Bill Index—The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Benchmark Descriptions—Continued

Benchmark Descriptions—Continued
Russell 1000® Index—The Russell 1000® Index is an unmanaged index generally representative of the U.S. market for larger capitalization stocks as it includes the largest 1000 securities in the Russell 3000® Index by market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.

Benchmark Descriptions—Continued

Benchmark Descriptions—Continued
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank and Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.FI.0418

Semi-Annual Report
April 30, 2018
Target Retirement Funds

Institutional Class
Harbor Target Retirement Income	HARAX
Harbor Target Retirement 2015 Fund	HARGX
Harbor Target Retirement 2020 Fund	HARJX
Harbor Target Retirement 2025 Fund	HARMX
Harbor Target Retirement 2030 Fund	HARPX
Harbor Target Retirement 2035 Fund	HARUX
Harbor Target Retirement 2040 Fund	HARYX
Harbor Target Retirement 2045 Fund	HACCX
Harbor Target Retirement 2050 Fund	HAFFX
Harbor Target Retirement 2055 Fund	HATRX

Fees and Expenses Example	49
Additional Information
Proxy Voting	51
Householding	51
Quarterly Portfolio Disclosures	51
ADVISORY AGREEMENT APPROVALS	51
Benchmark Descriptions	55

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The Harbor Target Retirement Funds invest in a diversified portfolio of Harbor equity and fixed income funds. In the fiscal half year ended April 30, 2018, most equity funds posted positive returns while most fixed income funds had negative returns.
Strong gains for U.S. equities in the early part of the fiscal half year were tempered by increased volatility from February through April. Low unemployment, robust corporate earnings and solid consumer and business spending contributed to positive market sentiment initially, but negative sentiment took hold on fears of U.S. Federal Reserve (Fed) rate hikes and concerns over trade relations between the U.S. and China. The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 3.79% for the fiscal half year.
International stock markets posted strong gains in the early part of the fiscal half year, supported by broad-based global economic improvement. Market optimism seemed to fall away in February, however, amid increased volatility. Emerging markets outperformed their developed market peers. The MSCI All Country World Ex. U.S. (ND) Index, a measure of the equity markets outside the U.S., had a return of 3.47%.
Fixed income markets faced a more challenging environment during the six-month period, as expectations for higher inflation, increased Treasury supply and more Fed hikes all contributed to a rise in interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index (a diversified benchmark of U.S. investment grade bonds) returned -1.87% for the fiscal half year, whereas the ICE BofAML U.S. Non-Distressed High Yield Index had a return of -0.31%.
Comments by the portfolio managers of the Harbor Target Retirement Funds can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2018
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	3.79%	13.05%	12.75%	9.13%	10.46%
S&P 500 (large cap stocks)	3.82	13.27	12.96	9.02	10.44
Russell Midcap® (mid cap stocks)	3.69	11.17	11.77	9.48	11.69
Russell 2000® (small cap stocks)	3.27	11.54	11.74	9.49	9.76
Russell 3000® Growth (growth stocks)	5.66	18.78	14.97	10.78	10.20
Russell 3000® Value (value stocks)	1.86	7.42	10.50	7.39	10.36
International & Global
MSCI EAFE (ND)(foreign stocks)	3.41%	14.51%	5.90%	2.43%	5.06%
MSCI EAFE Small Cap (ND)(foreign small cap stocks)	5.96	20.03	10.61	6.38	N/A
MSCI World (ND)(global stocks)	3.40	13.22	9.28	5.48	7.07
MSCI All Country World Ex. U.S. (ND)(foreign stocks)	3.47	15.91	5.46	2.26	N/A
MSCI Emerging Markets (ND)(emerging market stocks)	4.80	21.71	4.74	2.17	N/A
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	-0.31%	3.26%	4.87%	6.69%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-1.87	-0.32	1.47	3.57	6.17%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	0.19	0.27	-0.12	3.14	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	0.68	1.18	0.36	0.34	3.28
1

HOLDING STEADY THROUGH VOLATILE MARKETS
U.S. and global markets saw a significant increase in volatility during the first calendar quarter of 2018, a trend that continued into April. Developments that played a major role in driving investor worries included the prospect of a trade war between the U.S. and China, uncertainty on inflation and a more hawkish Fed policy.
When markets are volatile, investors may wonder whether they should pivot to a more conservative allocation in the short-term to avoid potential losses. What history shows us, however, is that it is very difficult to time the market successfully. While past performance is never a guarantee of future results, many investors have historically achieved their financial objectives by making a long-term plan and staying true to it through market ups and downs.
We encourage all investors to maintain a diversified portfolio of stocks, bonds and cash in an allocation that matches their long-term financial goals and risk tolerance. Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
June 22, 2018

Charles F. McCain
Chairman
2

Harbor Target Retirement Funds
Managers’ Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since Inception
Paul C. Herbert, CFA, CAIA
Since Inception
Linda M. Molenda
Since Inception
Harbor Capital has managed the Funds since inception.
Market Review
The tranquil market conditions that prevailed for much of 2017 and the beginning of fiscal year 2018 subsided in late January 2018. Stock markets treated many investors to small absolute gains and doses of volatility during the six months ended April 30, 2018, while bond markets skidded to losses.
The Russell 3000®Index, which we consider to be a measure of the performance of the entire U.S. stock market, climbed 3.79% from November 1, 2017 to the end of the period. Among U.S. equities, growth continued its outperformance versus value, while we found the differences among large-, mid-, and small-cap stock performance to be minimal. There was quite a bit of difference among the returns of the 11 economic sectors of the S&P 500 Index for the period, which measures the performance of U.S. large-cap stocks. Seven sectors posted gains, led by the Consumer Discretionary sector’s 13.54% rise. Strong showings from online platform Amazon.com, Inc. and streaming entertainment company Netflix, Inc. paced the group. Meanwhile, the Consumer Staples and Utilities sectors delivered declines of more than -4% apiece. These sectors, home to high-yielding stocks with more interest-rate sensitivity, largely declined as U.S. interest rates climbed on central-bank activity and higher inflation expectations during the period.
Non-U.S. stocks, which have generally been outperformed by their U.S. competition in recent years, held their own during the period. The MSCI EAFE (ND) Index, which measures developed non-U.S. market performance, rose by 3.41%. Each of the index’s 11 economic sectors posted a gain for the period, with the Energy sector standing out for its 14.92% return. Stocks in the sector were buoyed by the strong rise in the price of oil during the period, which was a surprise to many investors. Country-by-country results varied greatly, with Pacific Rim markets generally faring better than European ones. Japan, the index’s largest single-country weighting, gained 5.46%. Emerging market stocks outpaced U.S. and non-U.S. developed markets, as the MSCI Emerging Markets (ND) Index climbed 4.80%.
Fixed income markets declined during the period, as the Bloomberg Barclays U.S. Aggregate Bond Index, a barometer of U.S. investment grade bond performance, fell by -1.87%. Across the maturity spectrum, U.S. Treasury bond yields rose. As briefly mentioned above, the U.S. Federal Reserve raised short-term rates in December 2017 and March 2018 and projected higher policy rates in the future than it had previously and investors’ inflation expectations climbed. The ICE BofAML U.S. High Yield Bond Index, representing performance of below-investment grade corporate bonds, fared comparatively better, declining by 23 basis points (-0.23%) for the period. Inflation-protected bonds were bolstered by higher inflation expectations, with the Bloomberg Barclays U.S. TIPS Index finishing the period slightly in the black with a return of 19 basis points (0.19%).
Performance
The Harbor Target Retirement Funds, which provide exposure to equity, fixed-income, and short-term investments markets, delivered positive returns for the fiscal half year. Consistent with the market performance results discussed in the previous section, the Target Retirement Funds with larger equity fund weightings, which are designed for investors planning to retire decades into the future, delivered higher absolute returns than those with greater fixed-income and short-term fund allocations, intended for investors with expected retirement dates in the near to intermediate term. Please see the table on the following page for each of the Target Retirement Funds’ returns for the six months ended April 30, 2018.
The Target Retirement Funds’ performance is also measured against the results of the Composite Indices. During the period, four of the Target Retirement Funds (2040 through 2055) outperformed their respective Composite Indices, while the remaining six Target Retirement Funds (Income through 2035) underperformed their respective Composite Indices. Please see the table on the following page for the performance of the Composite Indices for the six months ended April 30, 2018. A broad discussion on performance of the Funds relative to the Composite Indices follows.
The longer-dated Target Retirement Funds’ heavier reliance on strong-performing equity funds paid off for relative performance during the period. Some of these components fared very well relative to their respective benchmarks. For example, Harbor Capital Appreciation Fund,

3

Harbor Target Retirement Funds
Managers’ Commentary—Continued

one of the largest fund holdings in the Target Retirement Funds, gained 8.55% and outperformed the Russell 1000® Growth Index by 2.87%. (All returns in this section are for the respective underlying fund’s Institutional Class shares.) Strong stock selection within Information Technology and Consumer Discretionary sectors drove results for the Funds, with strong showings from open-source software firm Red Hat, Inc. and Netflix, Inc. leading the way. Harbor Large Cap Value Fund, another meaningful position for each Target Retirement Fund, climbed 2.85%, outperforming the Russell 1000® Value Index by 0.91%. Stock picking in Consumer Staples, headlined by grocer Kroger, Inc. and in Information Technology, with creative software provider Adobe Systems, Inc. setting the pace, guided the Harbor Large Cap Value Fund passed its benchmark. Finally, Harbor Global Leaders Fund, while a smaller allocation, rose by 8.17%, ahead of the MSCI All-Country World Index’s 3.56% gain. Selections including pet health care firm Zoetis, Inc. and Adobe Systems, Inc. were top contributors to the Harbor Global Leaders Fund’s relative performance.
An emphasis on fixed-income funds worked against the results of the shorter-dated Target Retirement Funds for the period, as these holdings failed to match their benchmarks’ performance. Harbor Bond Fund, the Target Retirement Funds’ largest fixed-income fund holding, underperformed the Bloomberg Barclays U.S. Aggregate Bond Index by 17 basis points (-0.17%). Strategies favoring the intermediate-term portion of the U.S. Treasury curve, maintaining an underweight position in the investment-grade corporate sector, and positioning for the U.S. Dollar to appreciate against certain Asian currencies detracted from the Harbor Bond Fund’s results. Harbor High-Yield Opportunities Fund, a new position in the Target Retirement Funds during the period, lagged the ICE BofAML U.S. High Yield Index during the period of its inclusion. The Harbor High-Yield Opportunities Fund took a stance that assumed more interest-rate risk than the benchmark for much of the period, which hurt performance as rates rose, and the Harbor High-Yield Opportunities Fund’s overweight position in the Energy sector of the high-yield market, which generally did not benefit as the price of oil recovered, also worked against it.
Despite uneven performance relative to the Composite Indices for the six months ended April 30, 2018, each of the Target Retirement Funds outperformed its Composite Index for the trailing 1-year and since inception periods.
HARBOR TARGET RETIREMENT FUNDS	Unannualized Total Return 6 Months Ended April 30, 2018
Harbor Target Retirement Income Fund	0.07%
Harbor Target Retirement 2015 Fund	0.21
Harbor Target Retirement 2020 Fund	0.68
Harbor Target Retirement 2025 Fund	0.87
Harbor Target Retirement 2030 Fund	1.32
Harbor Target Retirement 2035 Fund	1.82
Harbor Target Retirement 2040 Fund	2.38
Harbor Target Retirement 2045 Fund	2.78
Harbor Target Retirement 2050 Fund	3.24
Harbor Target Retirement 2055 Fund	3.52

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2018
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-1.87%
MSCI EAFE (ND) (foreign stocks)	3.41
Russell 3000® (entire U.S. stock market)	3.79

HARBOR TARGET RETIREMENT FUND INDICES	Unannualized Total Return 6 Months Ended April 30, 2018
Composite Index Income	0.09%
Composite Index 2015	0.36
Composite Index 2020	0.72
Composite Index 2025	0.95
Composite Index 2030	1.34
Composite Index 2035	1.80
Composite Index 2040	2.19
Composite Index 2045	2.64
Composite Index 2050	3.09
Composite Index 2055	3.29
4

Harbor Target Retirement Funds
Managers’ Commentary—Continued

Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Period Ended April 30, 2018
EQUITY	6 Months[b]	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*,a
						Subsidized [c]	Unsubsidized [d]		Net	Gross
Harbor Capital Appreciation Fund	8.55%	26.80%	16.99%	11.45%	11.83%	N/A	N/A	12/29/1987	0.66% [e]	0.71%
Harbor Strategic Growth Fund	4.52	14.55	13.19	N/A	14.48	N/A	N/A	11/01/2011	0.70 [f]	0.89
Harbor Mid Cap Growth Fund	6.55	22.33	12.89	8.60	4.85	N/A	N/A	11/01/2000	0.89	0.89
Harbor Small Cap Growth Fund	9.28	18.32	13.53	10.17	8.99	N/A	N/A	11/01/2000	0.87	0.87
Harbor Small Cap Growth Opportunities Fund	7.85	11.85	N/A	N/A	8.46	N/A	N/A	02/01/2014	0.89	0.89
Harbor Large Cap Value Fund	2.85	12.26	13.40	8.19	10.14	N/A	N/A	12/29/1987	0.68 [f]	0.72
Harbor Mid Cap Value Fund	1.42	4.93	11.45	9.94	8.17	N/A	N/A	03/01/2002	0.84 [e]	0.87
Harbor Small Cap Value Fund	0.39	12.23	12.89	9.33	10.79	N/A	N/A	12/14/2001	0.88	0.88
Harbor Small Cap Value Opportunities Fund	1.59	N/A	N/A	N/A	2.30	N/A	N/A	08/01/2017	0.88 [f]	1.24
Harbor International Fund	2.92	9.90	4.12	2.20	10.69	N/A	N/A	12/29/1987	0.72 [e]	0.81
Harbor Diversified International All Cap Fund	2.09	12.39	N/A	N/A	8.32	N/A	N/A	11/02/2015	0.85 [f]	1.07
Harbor International Growth Fund	1.20	14.23	6.34	1.91	3.99	N/A	N/A	11/01/1993	0.85 [f]	0.92
Harbor International Small Cap Fund	3.59	19.69	N/A	N/A	18.26	N/A	N/A	02/01/2016	0.95 [f]	1.42
Harbor Global Leaders Fund	8.17	20.72	11.64	N/A	17.39	N/A	N/A	03/01/2009	0.90 [f]	1.21
Harbor Emerging Markets Equity Fund	5.46	20.86	N/A	N/A	3.61	N/A	N/A	11/01/2013	1.15 [f]	1.43
FIXED INCOME
Harbor Convertible Securities Fund	2.03%	5.76%	5.11%	N/A	4.93%	N/A	N/A	05/01/2011	0.75% [g]	0.80%
Harbor High-Yield Bond Fund	-0.28	2.71	3.68	6.21%	6.89	N/A	N/A	12/01/2002	0.63 [g]	0.72
Harbor High-Yield Opportunities Fund	-1.05	N/A	N/A	N/A	-1.05	N/A	N/A	11/01/2017	0.73 [g]	1.08
Harbor Bond Fund	-2.04	0.35	1.52	4.29	6.89	N/A	N/A	12/29/1987	0.51 [g,h]	0.63
Harbor Real Return Fund	0.12	0.57	-0.53	3.06	3.72	N/A	N/A	12/01/2005	0.52 [h]	1.03
SHORT-TERM
Harbor Money Market Fund	0.60%	1.07%	0.36%	0.38%	3.17%	1.43%	1.33%	12/29/1987	0.28% [g,h]	0.35%
Outlook
As indicated in the Market Review section, after many years of strong performance across markets, a more cautious tone seemed to take hold early in 2018. As one data point, the S&P 500 Index declined by 2% or more in a day on seven occasions in the first four months of calendar year 2018, after avoiding posting such a loss on any day in 2017. In our opinion, Explanations for these sell-offs that we believe are sensible include that on certain measures stock market valuations may have appeared extended and it seemed likely that central banks, and perhaps in particular the U.S. Federal Reserve would continue to remove accommodative policy measures, even amid a change in Chairman.
Regardless of the reasons, these losses, and the associated pickup in volatility, may provide a good opportunity for investors to review their portfolio positioning and its appropriateness for their risk tolerance and time horizon. Diversifying across assets and styles that exhibit different behaviors, and keeping a long-term perspective may be expected to help tilt the odds in favor of investors meeting long-term objectives.
5

Harbor Target Retirement Funds
Managers’ Commentary—Continued

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The Funds invest in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Funds have partial exposure to the risks of many different areas of the market. Investments in the Funds are not guaranteed. An investor may experience losses. There is no guarantee that the Funds will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Funds, please refer to the current prospectus.
*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.
a	Annualized
b	Unannualized
c	Reflects reimbursements or waivers in effect during the period
d	Does not reflect reimbursements or waivers currently in effect
e	Reflects a contractual management fee waiver effective through February 28, 2019
f	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2019
g	Reflects a contractual management fee waiver effective through February 29, 2020
h	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2020
6

Harbor Target Retirement Funds
Asset Allocation Framework (Unaudited)

Target Asset Allocation (glide path)
Harbor Target Retirement Funds - Target Asset Allocation
Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the glide path above. The glide path shows the shifting of the asset allocations over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.

Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS - ACTUAL ALLOCATION AS OF April 30, 2018
	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Income Fund
Equity
Harbor Capital Appreciation Fund	8%	7%	6%	6%	5%	4%	2%	2%	1%	1%
Harbor Strategic Growth Fund	4	4	3	3	2	2	2	2	1	1
Harbor Mid Cap Growth Fund	6	6	5	5	4	3	3	2	2	1
Harbor Small Cap Growth Fund	5	5	5	4	4	3	2	2	1	1
Harbor Large Cap Value Fund	14	13	11	10	8	7	6	5	3	3
Harbor Mid Cap Value Fund	9	8	7	7	6	4	4	3	2	2
Harbor Small Cap Value Fund	6	6	5	5	4	3	3	3	2	1
Harbor International Fund	12	11	10	8	7	6	5	4	3	3
Harbor Diversified International All Cap Fund	12	11	10	8	7	6	5	4	3	3
Harbor International Growth Fund	12	11	10	8	7	6	5	4	3	3
Harbor Global Leaders Fund	5	4	4	3	3	2	2	2	1	1
Total Equity	93	86	76	67	57	46	39	33	22	20
Fixed Income
Harbor Bond Fund	4%	8%	14%	20%	22%	27%	31%	33%	38%	39%
Harbor High-Yield Bond Fund	0	0	6	8	10	12	12	10	8	8
Harbor High-Yield Opportunities Fund	3	6	4	5	7	8	8	6	5	5
Harbor Real Return Fund	0	0	1	2	4	7	10	12	15	18
Total Fixed Income	7	14	24	33	43	54	61	61	68	70
Short-Term
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	6%	10%	10%
Total Short-Term	0	0	0	0	0	0	0	6	10	10
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
7

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8

Harbor Target Retirement Income Fund
Fund Summary —April 30, 2018 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	20.2%
Harbor Large Cap Value Fund	3.0%
Harbor Diversified International All Cap Fund	2.5%
Harbor International Fund	2.5%
Harbor International Growth Fund	2.5%
Harbor Mid Cap Value Fund	2.0%
Harbor Small Cap Value Fund	1.5%
Harbor Capital Appreciation Fund	1.3%
Harbor Mid Cap Growth Fund	1.3%
Harbor Strategic Growth Fund	1.3%
Harbor Small Cap Growth Fund	1.2%
Harbor Global Leaders Fund	1.1%
Fixed Income Funds	69.8%
Harbor Bond Fund	39.0%
Harbor Real Return Fund	17.6%
Harbor High-Yield Bond Fund	7.9%
Harbor High-Yield Opportunities Fund	5.3%
Short-Term Investments	10.0%
Harbor Money Market Fund	10.0%
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2018	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	Life of Fund
Harbor Target Retirement Income Fund
Institutional Class	0.07%	3.62%	3.08%	5.85%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.87%	-0.32%	1.47%	3.49%	—
MSCI EAFE (ND)	3.41	14.51	5.90	8.59	—
Russell 3000®	3.79	13.05	12.75	14.83	—
Composite Index Income	0.09	3.11	3.11	5.53	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.64%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
9

Harbor Target Retirement Income Fund†
Portfolio of Investments—April 30, 2018 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—20.2%
Shares		Value
2,342	Harbor Capital Appreciation Fund	$ 172
8,708	Harbor Strategic Growth Fund	168
15,947	Harbor Mid Cap Growth Fund	171
10,418	Harbor Small Cap Growth Fund	156
26,936	Harbor Large Cap Value Fund	399
11,286	Harbor Mid Cap Value Fund	257
5,342	Harbor Small Cap Value Fund	190
4,929	Harbor International Fund	334
28,639	Harbor Diversified International All Cap Fund	333
21,113	Harbor International Growth Fund	332
5,699	Harbor Global Leaders Fund	143
TOTAL EQUITY FUNDS
(Cost $2,288)		2,655

FIXED INCOME FUNDS—69.8%
104,620	Harbor High-Yield Bond Fund	1,033
FIXED INCOME FUNDS—Continued
Shares		Value
70,994	Harbor High-Yield Opportunities Fund	$ 691
456,479	Harbor Bond Fund	5,131
250,401	Harbor Real Return Fund	2,314
TOTAL FIXED INCOME FUNDS
(Cost $9,571)		9,169

SHORT-TERM INVESTMENTS—10.0%
(Cost $1,314)
1,314,261	Harbor Money Market Fund	1,314
TOTAL INVESTMENTS—100.0%
(Cost $13,173)		13,138
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		1
TOTAL NET ASSETS—100.0%		$13,139

Fair Value Measurements
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional Class shares of Harbor funds.
The accompanying notes are an integral part of the Financial Statements.
10

Harbor Target Retirement 2015 Fund
Fund Summary —April 30, 2018 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	22.2%
Harbor Large Cap Value Fund	3.3%
Harbor Diversified International All Cap Fund	2.8%
Harbor International Fund	2.8%
Harbor International Growth Fund	2.8%
Harbor Mid Cap Value Fund	2.2%
Harbor Small Cap Value Fund	1.6%
Harbor Capital Appreciation Fund	1.4%
Harbor Mid Cap Growth Fund	1.4%
Harbor Strategic Growth Fund	1.4%
Harbor Small Cap Growth Fund	1.3%
Harbor Global Leaders Fund	1.2%
Fixed Income Funds	68.3%
Harbor Bond Fund	38.2%
Harbor Real Return Fund	16.7%
Harbor High-Yield Bond Fund	8.0%
Harbor High-Yield Opportunities Fund	5.4%
Short-Term Investments	9.5%
Harbor Money Market Fund	9.5%
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2018	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2015 Fund
Institutional Class	0.21%	4.28%	3.67%	7.04%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.87%	-0.32%	1.47%	3.49%	—
MSCI EAFE (ND)	3.41	14.51	5.90	8.59	—
Russell 3000®	3.79	13.05	12.75	14.83	—
Composite Index 2015	0.36	3.83	3.70	6.74	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.64%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
11

Harbor Target Retirement 2015 Fund†
Portfolio of Investments—April 30, 2018 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—22.2%
Shares		Value
970	Harbor Capital Appreciation Fund	$ 71
3,664	Harbor Strategic Growth Fund	71
6,784	Harbor Mid Cap Growth Fund	73
4,420	Harbor Small Cap Growth Fund	66
11,293	Harbor Large Cap Value Fund	168
4,794	Harbor Mid Cap Value Fund	109
2,258	Harbor Small Cap Value Fund	80
2,089	Harbor International Fund	141
12,243	Harbor Diversified International All Cap Fund	142
9,045	Harbor International Growth Fund	142
2,371	Harbor Global Leaders Fund	60
TOTAL EQUITY FUNDS
(Cost $981)		1,123

FIXED INCOME FUNDS—68.3%
41,112	Harbor High-Yield Bond Fund	406
FIXED INCOME FUNDS—Continued
Shares		Value
27,847	Harbor High-Yield Opportunities Fund	$ 271
171,934	Harbor Bond Fund	1,932
90,982	Harbor Real Return Fund	841
TOTAL FIXED INCOME FUNDS
(Cost $3,548)		3,450

SHORT-TERM INVESTMENTS—9.5%
(Cost $478)
478,108	Harbor Money Market Fund	478
TOTAL INVESTMENTS—100.0%
(Cost $5,007)		5,051
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		1
TOTAL NET ASSETS—100.0%		$5,052

Fair Value Measurements
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional Class shares of Harbor funds.
The accompanying notes are an integral part of the Financial Statements.
12

Harbor Target Retirement 2020 Fund
Fund Summary —April 30, 2018 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	33.1%
Harbor Large Cap Value Fund	4.8%
Harbor Diversified International All Cap Fund	4.2%
Harbor International Fund	4.2%
Harbor International Growth Fund	4.2%
Harbor Mid Cap Value Fund	3.2%
Harbor Small Cap Value Fund	2.4%
Harbor Mid Cap Growth Fund	2.2%
Harbor Capital Appreciation Fund	2.1%
Harbor Strategic Growth Fund	2.1%
Harbor Small Cap Growth Fund	2.0%
Harbor Global Leaders Fund	1.7%
Fixed Income Funds	61.3%
Harbor Bond Fund	33.3%
Harbor Real Return Fund	12.1%
Harbor High-Yield Bond Fund	9.5%
Harbor High-Yield Opportunities Fund	6.4%
Short-Term Investments	5.6%
Harbor Money Market Fund	5.6%
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2018	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2020 Fund
Institutional Class	0.68%	5.70%	4.46%	7.79%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.87%	-0.32%	1.47%	3.49%	—
MSCI EAFE (ND)	3.41	14.51	5.90	8.59	—
Russell 3000®	3.79	13.05	12.75	14.83	—
Composite Index 2020	0.72	5.14	4.47	7.50	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.67%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
13

Harbor Target Retirement 2020 Fund†
Portfolio of Investments—April 30, 2018 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—33.1%
Shares		Value
7,632	Harbor Capital Appreciation Fund	$ 560
28,888	Harbor Strategic Growth Fund	558
55,770	Harbor Mid Cap Growth Fund	598
36,451	Harbor Small Cap Growth Fund	545
88,098	Harbor Large Cap Value Fund	1,307
38,054	Harbor Mid Cap Value Fund	867
18,304	Harbor Small Cap Value Fund	651
16,676	Harbor International Fund	1,128
97,024	Harbor Diversified International All Cap Fund	1,128
71,930	Harbor International Growth Fund	1,129
17,862	Harbor Global Leaders Fund	448
TOTAL EQUITY FUNDS
(Cost $7,705)		8,919

FIXED INCOME FUNDS—61.3%
259,950	Harbor High-Yield Bond Fund	2,568
FIXED INCOME FUNDS—Continued
Shares		Value
175,990	Harbor High-Yield Opportunities Fund	$ 1,713
797,621	Harbor Bond Fund	8,965
352,307	Harbor Real Return Fund	3,255
TOTAL FIXED INCOME FUNDS
(Cost $17,033)		16,501

SHORT-TERM INVESTMENTS—5.6%
(Cost $1,510)
1,509,668	Harbor Money Market Fund	1,510
TOTAL INVESTMENTS—100.0%
(Cost $26,248)		26,930
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		2
TOTAL NET ASSETS—100.0%		$26,932

Fair Value Measurements
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional Class shares of Harbor funds.
The accompanying notes are an integral part of the Financial Statements.
14

Harbor Target Retirement 2025 Fund
Fund Summary —April 30, 2018 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	39.1%
Harbor Large Cap Value Fund	5.7%
Harbor International Fund	5.0%
Harbor International Growth Fund	5.0%
Harbor Diversified International All Cap Fund	4.9%
Harbor Mid Cap Value Fund	3.8%
Harbor Small Cap Value Fund	2.9%
Harbor Mid Cap Growth Fund	2.6%
Harbor Capital Appreciation Fund	2.5%
Harbor Small Cap Growth Fund	2.4%
Harbor Strategic Growth Fund	2.4%
Harbor Global Leaders Fund	1.9%
Fixed Income Funds	60.9%
Harbor Bond Fund	30.5%
Harbor High-Yield Bond Fund	12.2%
Harbor Real Return Fund	10.1%
Harbor High-Yield Opportunities Fund	8.1%
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2018	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2025 Fund
Institutional Class	0.87%	6.46%	4.98%	8.37%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.87%	-0.32%	1.47%	3.49%	—
MSCI EAFE (ND)	3.41	14.51	5.90	8.59	—
Russell 3000®	3.79	13.05	12.75	14.83	—
Composite Index 2025	0.95	6.00	5.02	8.20	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.70%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
15

Harbor Target Retirement 2025 Fund†
Portfolio of Investments—April 30, 2018 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—39.1%
Shares		Value
6,786	Harbor Capital Appreciation Fund	$ 498
25,654	Harbor Strategic Growth Fund	495
50,169	Harbor Mid Cap Growth Fund	538
32,887	Harbor Small Cap Growth Fund	491
78,129	Harbor Large Cap Value Fund	1,159
33,926	Harbor Mid Cap Value Fund	773
16,406	Harbor Small Cap Value Fund	584
14,909	Harbor International Fund	1,009
86,520	Harbor Diversified International All Cap Fund	1,006
64,233	Harbor International Growth Fund	1,008
15,659	Harbor Global Leaders Fund	393
TOTAL EQUITY FUNDS
(Cost $7,096)		7,954

FIXED INCOME FUNDS—60.9%
Shares		Value
251,293	Harbor High-Yield Bond Fund	$ 2,483
170,112	Harbor High-Yield Opportunities Fund	1,655
551,761	Harbor Bond Fund	6,202
223,181	Harbor Real Return Fund	2,062
TOTAL FIXED INCOME FUNDS
(Cost $12,739)		12,402
TOTAL INVESTMENTS—100.0%
(Cost $19,835)		20,356
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$20,356

Fair Value Measurements
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Target Retirement 2030 Fund
Fund Summary —April 30, 2018 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	46.1%
Harbor Large Cap Value Fund	6.7%
Harbor Diversified International All Cap Fund	5.8%
Harbor International Fund	5.8%
Harbor International Growth Fund	5.8%
Harbor Mid Cap Value Fund	4.5%
Harbor Capital Appreciation Fund	3.9%
Harbor Small Cap Value Fund	3.4%
Harbor Mid Cap Growth Fund	3.1%
Harbor Small Cap Growth Fund	2.9%
Harbor Global Leaders Fund	2.3%
Harbor Strategic Growth Fund	1.9%
Fixed Income Funds	53.9%
Harbor Bond Fund	26.8%
Harbor High-Yield Bond Fund	11.8%
Harbor High-Yield Opportunities Fund	7.9%
Harbor Real Return Fund	7.4%
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2018	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2030 Fund
Institutional Class	1.32%	7.61%	5.71%	9.09%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.87%	-0.32%	1.47%	3.49%	—
MSCI EAFE (ND)	3.41	14.51	5.90	8.59	—
Russell 3000®	3.79	13.05	12.75	14.83	—
Composite Index 2030	1.34	7.07	5.64	8.94	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.71%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
17

Harbor Target Retirement 2030 Fund†
Portfolio of Investments—April 30, 2018 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—46.1%
Shares		Value
15,608	Harbor Capital Appreciation Fund	$ 1,145
29,296	Harbor Strategic Growth Fund	566
86,611	Harbor Mid Cap Growth Fund	929
56,892	Harbor Small Cap Growth Fund	850
134,082	Harbor Large Cap Value Fund	1,988
58,330	Harbor Mid Cap Value Fund	1,329
28,396	Harbor Small Cap Value Fund	1,010
25,624	Harbor International Fund	1,734
149,031	Harbor Diversified International All Cap Fund	1,733
110,608	Harbor International Growth Fund	1,737
26,686	Harbor Global Leaders Fund	670
TOTAL EQUITY FUNDS
(Cost $11,805)		13,691

FIXED INCOME FUNDS—53.9%
Shares		Value
355,103	Harbor High-Yield Bond Fund	$ 3,508
240,410	Harbor High-Yield Opportunities Fund	2,339
707,714	Harbor Bond Fund	7,955
238,584	Harbor Real Return Fund	2,205
TOTAL FIXED INCOME FUNDS
(Cost $16,448)		16,007
TOTAL INVESTMENTS—100.0%
(Cost $28,253)		29,698
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$29,698

Fair Value Measurements
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
18

Harbor Target Retirement 2035 Fund
Fund Summary —April 30, 2018 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	57.1%
Harbor Large Cap Value Fund	8.3%
Harbor Diversified International All Cap Fund	7.2%
Harbor International Fund	7.2%
Harbor International Growth Fund	7.2%
Harbor Mid Cap Value Fund	5.5%
Harbor Capital Appreciation Fund	4.8%
Harbor Small Cap Value Fund	4.2%
Harbor Mid Cap Growth Fund	3.9%
Harbor Small Cap Growth Fund	3.6%
Harbor Global Leaders Fund	2.8%
Harbor Strategic Growth Fund	2.4%
Fixed Income Funds	42.9%
Harbor Bond Fund	22.0%
Harbor High-Yield Bond Fund	10.0%
Harbor High-Yield Opportunities Fund	6.6%
Harbor Real Return Fund	4.3%
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2018	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2035 Fund
Institutional Class	1.82%	9.08%	6.60%	9.80%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.87%	-0.32%	1.47%	3.49%	—
MSCI EAFE (ND)	3.41	14.51	5.90	8.59	—
Russell 3000®	3.79	13.05	12.75	14.83	—
Composite Index 2035	1.80	8.40	6.37	9.66	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.72%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
19

Harbor Target Retirement 2035 Fund†
Portfolio of Investments—April 30, 2018 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—57.1%
Shares		Value
10,070	Harbor Capital Appreciation Fund	$ 739
18,843	Harbor Strategic Growth Fund	364
55,297	Harbor Mid Cap Growth Fund	593
36,640	Harbor Small Cap Growth Fund	547
86,615	Harbor Large Cap Value Fund	1,284
37,505	Harbor Mid Cap Value Fund	855
18,283	Harbor Small Cap Value Fund	650
16,447	Harbor International Fund	1,113
95,630	Harbor Diversified International All Cap Fund	1,112
70,610	Harbor International Growth Fund	1,109
17,220	Harbor Global Leaders Fund	432
TOTAL EQUITY FUNDS
(Cost $7,679)		8,798

FIXED INCOME FUNDS—42.9%
Shares		Value
155,231	Harbor High-Yield Bond Fund	$ 1,534
105,174	Harbor High-Yield Opportunities Fund	1,023
302,266	Harbor Bond Fund	3,398
71,766	Harbor Real Return Fund	663
TOTAL FIXED INCOME FUNDS
(Cost $6,805)		6,618
TOTAL INVESTMENTS—100.0%
(Cost $14,484)		15,416
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$15,416

Fair Value Measurements
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
20

Harbor Target Retirement 2040 Fund
Fund Summary —April 30, 2018 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	66.7%
Harbor Large Cap Value Fund	9.8%
Harbor Diversified International All Cap Fund	8.4%
Harbor International Fund	8.4%
Harbor International Growth Fund	8.4%
Harbor Mid Cap Value Fund	6.5%
Harbor Capital Appreciation Fund	5.6%
Harbor Small Cap Value Fund	4.9%
Harbor Mid Cap Growth Fund	4.5%
Harbor Small Cap Growth Fund	4.1%
Harbor Global Leaders Fund	3.3%
Harbor Strategic Growth Fund	2.8%
Fixed Income Funds	33.3%
Harbor Bond Fund	19.5%
Harbor High-Yield Bond Fund	8.3%
Harbor High-Yield Opportunities Fund	5.5%
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2018	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2040 Fund
Institutional Class	2.38%	10.46%	7.55%	10.46%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.87%	-0.32%	1.47%	3.49%	—
MSCI EAFE (ND)	3.41	14.51	5.90	8.59	—
Russell 3000®	3.79	13.05	12.75	14.83	—
Composite Index 2040	2.19	9.54	7.16	10.37	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.73%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
21

Harbor Target Retirement 2040 Fund†
Portfolio of Investments—April 30, 2018 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—66.7%
Shares		Value
19,759	Harbor Capital Appreciation Fund	$ 1,450
37,084	Harbor Strategic Growth Fund	716
107,717	Harbor Mid Cap Growth Fund	1,155
70,588	Harbor Small Cap Growth Fund	1,055
170,279	Harbor Large Cap Value Fund	2,525
73,614	Harbor Mid Cap Value Fund	1,678
35,422	Harbor Small Cap Value Fund	1,260
32,171	Harbor International Fund	2,177
187,907	Harbor Diversified International All Cap Fund	2,185
139,056	Harbor International Growth Fund	2,183
34,450	Harbor Global Leaders Fund	864
TOTAL EQUITY FUNDS
(Cost $14,622)		17,248

FIXED INCOME FUNDS—33.3%
Shares		Value
216,088	Harbor High-Yield Bond Fund	$ 2,135
145,287	Harbor High-Yield Opportunities Fund	1,414
449,801	Harbor Bond Fund	5,056
TOTAL FIXED INCOME FUNDS
(Cost $8,844)		8,605
TOTAL INVESTMENTS—100.0%
(Cost $23,466)		25,853
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$25,853

Fair Value Measurements
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
22

Harbor Target Retirement 2045 Fund
Fund Summary —April 30, 2018 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	76.0%
Harbor Large Cap Value Fund	11.2%
Harbor Diversified International All Cap Fund	9.6%
Harbor International Fund	9.6%
Harbor International Growth Fund	9.6%
Harbor Mid Cap Value Fund	7.4%
Harbor Capital Appreciation Fund	6.3%
Harbor Small Cap Value Fund	5.5%
Harbor Mid Cap Growth Fund	5.1%
Harbor Small Cap Growth Fund	4.6%
Harbor Global Leaders Fund	3.9%
Harbor Strategic Growth Fund	3.2%
Fixed Income Funds	24.0%
Harbor Bond Fund	14.0%
Harbor High-Yield Bond Fund	6.0%
Harbor High-Yield Opportunities Fund	4.0%
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2018	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2045 Fund
Institutional Class	2.78%	11.76%	8.37%	10.99%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.87%	-0.32%	1.47%	3.49%	—
MSCI EAFE (ND)	3.41	14.51	5.90	8.59	—
Russell 3000®	3.79	13.05	12.75	14.83	—
Composite Index 2045	2.64	10.74	7.87	10.97	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.75%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
23

Harbor Target Retirement 2045 Fund†
Portfolio of Investments—April 30, 2018 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—76.0%
Shares		Value
10,733	Harbor Capital Appreciation Fund	$ 787
20,362	Harbor Strategic Growth Fund	393
58,666	Harbor Mid Cap Growth Fund	629
38,217	Harbor Small Cap Growth Fund	571
93,589	Harbor Large Cap Value Fund	1,388
40,307	Harbor Mid Cap Value Fund	918
19,304	Harbor Small Cap Value Fund	687
17,521	Harbor International Fund	1,186
101,946	Harbor Diversified International All Cap Fund	1,186
75,518	Harbor International Growth Fund	1,186
19,051	Harbor Global Leaders Fund	478
TOTAL EQUITY FUNDS
(Cost $8,455)		9,409

FIXED INCOME FUNDS—24.0%
Shares		Value
75,646	Harbor High-Yield Bond Fund	$ 747
50,843	Harbor High-Yield Opportunities Fund	495
153,836	Harbor Bond Fund	1,729
TOTAL FIXED INCOME FUNDS
(Cost $3,043)		2,971
TOTAL INVESTMENTS—100.0%
(Cost $11,498)		12,380
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$12,380

Fair Value Measurements
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
24

Harbor Target Retirement 2050 Fund
Fund Summary —April 30, 2018 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	85.8%
Harbor Large Cap Value Fund	12.7%
Harbor Diversified International All Cap Fund	10.8%
Harbor International Fund	10.8%
Harbor International Growth Fund	10.8%
Harbor Mid Cap Value Fund	8.3%
Harbor Capital Appreciation Fund	7.3%
Harbor Small Cap Value Fund	6.2%
Harbor Mid Cap Growth Fund	5.7%
Harbor Small Cap Growth Fund	5.2%
Harbor Global Leaders Fund	4.4%
Harbor Strategic Growth Fund	3.6%
Fixed Income Funds	14.2%
Harbor Bond Fund	7.8%
Harbor High-Yield Opportunities Fund	6.4%
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2018	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2050 Fund
Institutional Class	3.24%	13.11%	9.21%	11.50%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.87%	-0.32%	1.47%	3.49%	—
MSCI EAFE (ND)	3.41	14.51	5.90	8.59	—
Russell 3000®	3.79	13.05	12.75	14.83	—
Composite Index 2050	3.09	11.98	8.58	11.46	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.77%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
25

Harbor Target Retirement 2050 Fund†
Portfolio of Investments—April 30, 2018 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—85.8%
Shares		Value
24,016	Harbor Capital Appreciation Fund	$ 1,762
45,100	Harbor Strategic Growth Fund	871
128,358	Harbor Mid Cap Growth Fund	1,376
83,936	Harbor Small Cap Growth Fund	1,254
207,622	Harbor Large Cap Value Fund	3,079
88,756	Harbor Mid Cap Value Fund	2,023
42,332	Harbor Small Cap Value Fund	1,506
38,893	Harbor International Fund	2,632
226,441	Harbor Diversified International All Cap Fund	2,634
167,787	Harbor International Growth Fund	2,634
42,904	Harbor Global Leaders Fund	1,076
TOTAL EQUITY FUNDS
(Cost $17,910)		20,847

FIXED INCOME FUNDS—14.2%
Shares		Value
160,147	Harbor High-Yield Opportunities Fund	$ 1,558
169,372	Harbor Bond Fund	1,904
TOTAL FIXED INCOME FUNDS
(Cost $3,546)		3,462
TOTAL INVESTMENTS—100.0%
(Cost $21,456)		24,309
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$24,309

Fair Value Measurements
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
26

Harbor Target Retirement 2055 Fund
Fund Summary —April 30, 2018 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	93.0%
Harbor Large Cap Value Fund	13.7%
Harbor International Fund	11.8%
Harbor International Growth Fund	11.8%
Harbor Diversified International All Cap Fund	11.7%
Harbor Mid Cap Value Fund	9.0%
Harbor Capital Appreciation Fund	7.9%
Harbor Small Cap Value Fund	6.7%
Harbor Mid Cap Growth Fund	6.1%
Harbor Small Cap Growth Fund	5.5%
Harbor Global Leaders Fund	4.9%
Harbor Strategic Growth Fund	3.9%
Fixed Income Funds	7.0%
Harbor Bond Fund	3.8%
Harbor High-Yield Opportunities Fund	3.2%
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2018	Unannualized	1 Year	5 Years	Annualized	Inception Date
	6 Months			Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	3.52%	13.79%	N/A	8.36%	11/01/2014
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.87%	-0.32%	N/A	1.51%	—
MSCI EAFE (ND)	3.41	14.51	N/A	6.21	—
Russell 3000®	3.79	13.05	N/A	10.14	—
Composite Index 2055	3.29	12.59	N/A	7.70	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.78%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
27

Harbor Target Retirement 2055 Fund†
Portfolio of Investments—April 30, 2018 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—93.0%
Shares		Value
3,552	Harbor Capital Appreciation Fund	$ 261
6,690	Harbor Strategic Growth Fund	129
18,946	Harbor Mid Cap Growth Fund	203
12,310	Harbor Small Cap Growth Fund	184
30,787	Harbor Large Cap Value Fund	456
13,132	Harbor Mid Cap Value Fund	299
6,241	Harbor Small Cap Value Fund	222
5,758	Harbor International Fund	390
33,433	Harbor Diversified International All Cap Fund	389
24,822	Harbor International Growth Fund	390
6,402	Harbor Global Leaders Fund	161
TOTAL EQUITY FUNDS
(Cost $2,899)		3,084

FIXED INCOME FUNDS—7.0%
Shares		Value
10,790	Harbor High-Yield Opportunities Fund	$ 105
11,417	Harbor Bond Fund	128
TOTAL FIXED INCOME FUNDS
(Cost $239)		233
TOTAL INVESTMENTS—100.0%
(Cost $3,138)		3,317
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$3,317

Fair Value Measurements
All holdings at April 30, 2018 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2018 or October 31, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2055 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
28

Harbor Target Retirement Funds
StatementS of Assets and Liabilities—April 30, 2018 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
ASSETS
Investments, at identified cost	$13,173	$5,007	$26,248	$19,835	$28,253	$14,484	$23,466	$11,498	$21,456	$3,138
Investments in affiliated funds, at value	$13,138	$5,051	$26,930	$20,356	$29,698	$15,416	$25,853	$12,380	$24,309	$3,317
Receivables for:
Investments in affiliated funds sold	—	—	74	—	5	5	10	—	7	—
Capital shares sold	—	—	1	—	—	1	3	131	1	1
Distributions from affiliated funds	1	1	2	—	—	—	—	—	—	—
Total Assets	13,139	5,052	27,007	20,356	29,703	15,422	25,866	12,511	24,317	3,318
LIABILITIES
Payables for:
Investments in affiliated funds purchased	—	—	—	—	—	—	—	130	—	—
Capital shares reacquired	—	—	75	—	5	6	13	1	8	1
Total Liabilities	—	—	75	—	5	6	13	131	8	1
NET ASSETS	$13,139	$5,052	$26,932	$20,356	$29,698	$15,416	$25,853	$12,380	$24,309	$3,317
Net Assets Consist of:
Paid-in capital	$13,517	$5,251	$26,582	$19,497	$27,801	$14,193	$22,508	$11,061	$20,269	$2,946
Accumulated undistributed net investment income/(loss)	(7)	12	37	27	31	3	(14)	(14)	(56)	(9)
Accumulated net realized gain/(loss)	(336)	(255)	(369)	311	421	288	972	451	1,243	201
Unrealized appreciation/(depreciation) of investments	(35)	44	682	521	1,445	932	2,387	882	2,853	179
	$13,139	$5,052	$26,932	$20,356	$29,698	$15,416	$25,853	$12,380	$24,309	$3,317
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$13,139	$5,052	$26,932	$20,356	$29,698	$15,416	$25,853	$12,380	$24,309	$3,317
Shares of beneficial interest[1]	1,456	471	2,780	1,626	3,265	1,073	2,802	805	2,351	275
Net asset value per share[2]	$ 9.03	$10.72	$ 9.69	$ 12.52	$ 9.10	$ 14.37	$ 9.23	$ 15.38	$ 10.34	$12.07

1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement Funds
StatementS of Operations—Six Months Ended April 30, 2018 (Unaudited)

(All amounts in thousands)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
Investment Income
Dividends from affiliated funds	$ 222	$ 95	$ 428	$ 333	$ 428	$ 203	$ 302	$ 110	$ 207	$ 23
Total Investment Income	222	95	428	333	428	203	302	110	207	23
Net Investment Income/(Loss)	222	95	428	333	428	203	302	110	207	23
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	4	105	209	308	284	231	427	186	476	115
Distributions received from affiliated funds	126	69	444	402	647	418	802	367	946	124
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	(346)	(247)	(903)	(853)	(997)	(580)	(964)	(393)	(892)	(170)
Net gain/(loss) on investment transactions	(216)	(73)	(250)	(143)	(66)	69	265	160	530	69
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 6	$ 22	$ 178	$ 190	$ 362	$ 272	$ 567	$ 270	$ 737	$ 92
The accompanying notes are an integral part of the Financial Statements.

30

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 222	$ 337	$ 95	$ 155	$ 428	$ 646	$ 333	$ 427
Net realized gain/(loss) on sale of affiliated funds	4	(91)	105	(22)	209	(64)	308	(18)
Realized gain distributions received from affiliated funds	126	115	69	59	444	235	402	131
Change in net unrealized appreciation/(depreciation) on affiliated funds	(346)	583	(247)	325	(903)	1,887	(853)	1,534
Net increase/(decrease) in assets resulting from operations	6	944	22	517	178	2,704	190	2,074
Distributions to Shareholders
Net investment income:
Institutional Class	(249)	(410)	(177)	(179)	(775)	(682)	(585)	(349)
Administrative Class	—	—	—	—	—	—	—	(1)
Investor Class	—	—	—	—	—	—	—	(1)
Net realized gain on investments:
Institutional Class	(88)	(51)	—	—	—	(304)	—	(180)
Administrative Class	—	—	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—	—	—
Total distributions to shareholders	(337)	(461)	(177)	(179)	(775)	(986)	(585)	(531)
Net Increase/(Decrease) Derived from Capital Share Transactions	(276)	(574)	(1,081)	(659)	(213)	569	(467)	5,344
Net increase/(decrease) in net assets	(607)	(91)	(1,236)	(321)	(810)	2,287	(862)	6,887
Net Assets
Beginning of period	13,746	13,837	6,288	6,609	27,742	25,455	21,218	14,331
End of period*	$13,139	$13,746	$ 5,052	$6,288	$26,932	$27,742	$20,356	$21,218
* Includes accumulated undistributed net investment income/(loss) of:	$ (7)	$ 20	$ 12	$ 94	$ 37	$ 384	$ 27	$ 279
The accompanying notes are an integral part of the Financial Statements.

31

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 428	$ 631	$ 203	$ 271	$ 302	$ 396	$ 110	$ 133	$ 207	$ 264	$ 23	$ 19
284	233	231	(83)	427	301	186	104	476	555	115	19
647	242	418	128	802	228	367	93	946	244	124	18
(997)	2,527	(580)	1,668	(964)	2,796	(393)	1,292	(892)	3,142	(170)	356
362	3,633	272	1,984	567	3,721	270	1,622	737	4,205	92	412

(776)	(590)	(350)	(255)	(514)	(386)	(181)	(121)	(351)	(260)	(37)	(18)
—	(1)	—	(1)	—	(1)	—	—	—	—	—	—
—	—	—	(1)	—	(1)	—	—	—	—	—	—

(68)	(855)	—	(224)	(266)	(930)	(130)	(272)	(562)	(1,219)	(38)	(28)
—	(1)	—	—	—	(1)	—	(1)	—	(2)	—	—
—	(1)	—	—	—	(1)	—	(1)	—	(1)	—	—
(844)	(1,448)	(350)	(481)	(780)	(1,320)	(311)	(395)	(913)	(1,482)	(75)	(46)
1,562	1,760	489	1,966	1,126	3,049	2,558	1,383	1,664	1,326	572	1,102
1,080	3,945	411	3,469	913	5,450	2,517	2,610	1,488	4,049	589	1,468

28,618	24,673	15,005	11,536	24,940	19,490	9,863	7,253	22,821	18,772	2,728	1,260
$29,698	$28,618	$15,416	$15,005	$25,853	$24,940	$12,380	$9,863	$24,309	$22,821	$3,317	$2,728
$ 31	$ 379	$ 3	$ 150	$ (14)	$ 198	$ (14)	$ 57	$ (56)	$ 88	$ (9)	$ 5
32

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 900	$ 1,411	$ 306	$ 1,101	$ 1,172	$ 5,095	$ 1,981	$ 7,504
Reinvested distributions	337	460	177	178	775	985	585	529
Cost of shares reacquired	(1,513)	(2,413)	(1,564)	(1,902)	(2,160)	(5,473)	(3,033)	(2,649)
Net increase/(decrease) in net assets	$ (276)	$ (542)	$(1,081)	$ (623)	$ (213)	$ 607	$ (467)	$ 5,384
Administrative Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	—	—	—	—	—	—	—	1
Cost of shares reacquired	—	(16)	—	(18)	—	(19)	—	(21)
Net increase/(decrease) in net assets	$ —	$ (16)	$ —	$ (18)	$ —	$ (19)	$ —	$ (20)
Investor Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	—	—	—	—	—	—	—	1
Cost of shares reacquired	—	(16)	—	(18)	—	(19)	—	(21)
Net increase/(decrease) in net assets	$ —	$ (16)	$ —	$ (18)	$ —	$ (19)	$ —	$ (20)
SHARES
Institutional Class
Shares sold	98	156	28	103	119	537	156	623
Shares issued due to reinvestment of distributions	37	52	16	18	80	110	47	46
Shares reacquired	(165)	(268)	(144)	(179)	(221)	(581)	(240)	(220)
Net increase/(decrease) in shares outstanding	(30)	(60)	(100)	(58)	(22)	66	(37)	449
Beginning of period	1,486	1,546	571	629	2,802	2,736	1,663	1,214
End of period	1,456	1,486	471	571	2,780	2,802	1,626	1,663
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares reacquired	—	(2)	—	(2)	—	(2)	—	(2)
Net increase/(decrease) in shares outstanding	—	(2)	—	(2)	—	(2)	—	(2)
Beginning of period	—	2	—	2	—	2	—	2
End of period	—	—	—	—	—	—	—	—
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares reacquired	—	(2)	—	(2)	—	(2)	—	(2)
Net increase/(decrease) in shares outstanding	—	(2)	—	(2)	—	(2)	—	(2)
Beginning of period	—	2	—	2	—	2	—	2
End of period	—	—	—	—	—	—	—	—
The accompanying notes are an integral part of the Financial Statements.

33

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through April 30, 2018	November 1, 2016 through October 31, 2017
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 2,655	$ 6,126	$ 1,795	$ 3,780	$ 2,467	$ 4,661	$3,020	$ 3,106	$ 2,260	$ 4,814	$1,097	$1,585
844	1,445	350	479	780	1,316	311	393	913	1,479	75	45
(1,937)	(5,769)	(1,656)	(2,249)	(2,121)	(2,882)	(773)	(2,068)	(1,509)	(4,917)	(600)	(504)
$ 1,562	$ 1,802	$ 489	$ 2,010	$ 1,126	$ 3,095	$2,558	$ 1,431	$ 1,664	$ 1,376	$ 572	$1,126

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
—	1	—	1	—	1	—	1	—	2	—	—
—	(22)	—	(23)	—	(24)	—	(25)	—	(27)	—	(12)
$ —	$ (21)	$ —	$ (22)	$ —	$ (23)	$ —	$ (24)	$ —	$ (25)	$ —	$ (12)

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
—	1	—	1	—	1	—	1	—	1	—	—
—	(22)	—	(23)	—	(24)	—	(25)	—	(26)	—	(12)
$ —	$ (21)	$ —	$ (22)	$ —	$ (23)	$ —	$ (24)	$ —	$ (25)	$ —	$ (12)

289	700	124	280	265	539	195	219	216	503	90	145
93	176	24	38	85	164	21	30	89	169	6	5
(210)	(647)	(114)	(168)	(229)	(332)	(50)	(143)	(145)	(511)	(49)	(46)
172	229	34	150	121	371	166	106	160	161	47	104
3,093	2,864	1,039	889	2,681	2,310	639	533	2,191	2,030	228	124
3,265	3,093	1,073	1,039	2,802	2,681	805	639	2,351	2,191	275	228

—	—	—	—	—	—	—	—	—	—	—	—
—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(1)
—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(1)
—	2	—	2	—	2	—	2	—	2	—	1
—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—
—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(1)
—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(1)
—	2	—	2	—	2	—	2	—	2	—	1
—	—	—	—	—	—	—	—	—	—	—	—
34

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND

	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 9.25	$ 8.93	$ 9.19	$ 9.75	$ 9.83	$ 9.95
Income from Investment Operations
Net investment income/(loss)	0.15 [a]	0.22 [a]	0.25 [a]	0.34 [a]	0.22	0.23
Net realized and unrealized gains/(losses) on investments	(0.14)	0.40	0.08	(0.30)	0.19	0.20
Total from investment operations	0.01	0.62	0.33	0.04	0.41	0.43
Less Distributions
Dividends from net investment income	(0.17)	(0.27)	(0.29)	(0.35)	(0.28)	(0.38)
Distributions from net realized capital gains[1]	(0.06)	(0.03)	(0.30)	(0.25)	(0.21)	(0.17)
Total distributions	(0.23)	(0.30)	(0.59)	(0.60)	(0.49)	(0.55)
Net asset value end of period	9.03	9.25	8.93	9.19	9.75	9.83
Net assets end of period (000s)	$13,139	$13,746	$13,805	$15,124	$17,410	$15,510
Ratios and Supplemental Data (%)
Total return	0.07% [b]	7.17%	3.91%	0.46%	4.32%	4.49%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.27 [c]	2.46	2.87	3.57	2.14	2.36
Portfolio turnover[3]	17 [b]	16	26	24	20	28

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$11.02	$10.45	$10.77	$11.68	$ 11.87	$ 11.52
Income from Investment Operations
Net investment income/(loss)	0.17 [a]	0.26 [a]	0.29 [a]	0.36 [a]	0.24	0.28
Net realized and unrealized gains/(losses) on investments	(0.15)	0.60	0.05	(0.35)	0.29	0.60
Total from investment operations	0.02	0.86	0.34	0.01	0.53	0.88
Less Distributions
Dividends from net investment income	(0.32)	(0.29)	(0.36)	(0.39)	(0.31)	(0.44)
Distributions from net realized capital gains[1]	—	—	(0.30)	(0.53)	(0.41)	(0.09)
Total distributions	(0.32)	(0.29)	(0.66)	(0.92)	(0.72)	(0.53)
Net asset value end of period	10.72	11.02	10.45	10.77	11.68	11.87
Net assets end of period (000s)	$5,052	$6,288	$6,574	$7,778	$11,200	$10,654
Ratios and Supplemental Data (%)
Total return	0.21% [b]	8.43%	3.59%	0.13%	4.73%	7.89%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.23 [c]	2.43	2.82	3.26	2.08	2.43
Portfolio turnover[3]	19 [b]	22	32	26	38	48
See page 39 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

35

HARBOR TARGET RETIREMENT 2020 FUND

	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 9.90	$ 9.29	$ 9.94	$ 10.63	$ 10.78	$ 10.43
Income from Investment Operations
Net investment income/(loss)	0.15 [a]	0.23 [a]	0.26 [a]	0.32 [a]	0.23	0.26
Net realized and unrealized gains/(losses) on investments	(0.08)	0.73	0.04	(0.30)	0.29	0.68
Total from investment operations	0.07	0.96	0.30	0.02	0.52	0.94
Less Distributions
Dividends from net investment income	(0.28)	(0.24)	(0.32)	(0.34)	(0.30)	(0.40)
Distributions from net realized capital gains[1]	—	(0.11)	(0.63)	(0.37)	(0.37)	(0.19)
Total distributions	(0.28)	(0.35)	(0.95)	(0.71)	(0.67)	(0.59)
Net asset value end of period	9.69	9.90	9.29	9.94	10.63	10.78
Net assets end of period (000s)	$26,932	$27,742	$25,419	$27,290	$31,124	$27,397
Ratios and Supplemental Data (%)
Total return	0.68% [b]	10.77%	3.56%	0.30%	5.06%	9.43%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.13 [c]	2.44	2.83	3.19	2.18	2.56
Portfolio turnover[3]	19 [b]	29	33	28	19	36

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 12.76	$ 11.78	$ 12.32	$ 13.48	$ 13.44	$12.69
Income from Investment Operations
Net investment income/(loss)	0.20 [a]	0.29 [a]	0.31 [a]	0.37 [a]	0.29	0.34
Net realized and unrealized gains/(losses) on investments	(0.09)	1.12	0.05	(0.36)	0.40	1.04
Total from investment operations	0.11	1.41	0.36	0.01	0.69	1.38
Less Distributions
Dividends from net investment income	(0.35)	(0.28)	(0.37)	(0.41)	(0.36)	(0.45)
Distributions from net realized capital gains[1]	—	(0.15)	(0.53)	(0.76)	(0.29)	(0.18)
Total distributions	(0.35)	(0.43)	(0.90)	(1.17)	(0.65)	(0.63)
Net asset value end of period	12.52	12.76	11.78	12.32	13.48	13.44
Net assets end of period (000s)	$20,356	$21,218	$14,293	$11,487	$10,612	$8,728
Ratios and Supplemental Data (%)
Total return	0.87% [b]	12.38%	3.39%	0.11%	5.37%	11.33%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.24 [c]	2.42	2.69	2.91	2.06	2.44
Portfolio turnover[3]	25 [b]	24	25	25	33	32
The accompanying notes are an integral part of the Financial Statements.

36

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2030 FUND

	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 9.25	$ 8.60	$ 9.19	$ 10.04	$ 10.22	$ 9.56
Income from Investment Operations
Net investment income/(loss)	0.13 [a]	0.20 [a]	0.21 [a]	0.24 [a]	0.21	0.25
Net realized and unrealized gains/(losses) on investments	(0.01)	0.96	0.01	(0.23)	0.35	1.04
Total from investment operations	0.12	1.16	0.22	0.01	0.56	1.29
Less Distributions
Dividends from net investment income	(0.25)	(0.21)	(0.26)	(0.28)	(0.27)	(0.33)
Distributions from net realized capital gains[1]	(0.02)	(0.30)	(0.55)	(0.58)	(0.47)	(0.30)
Total distributions	(0.27)	(0.51)	(0.81)	(0.86)	(0.74)	(0.63)
Net asset value end of period	9.10	9.25	8.60	9.19	10.04	10.22
Net assets end of period (000s)	$29,698	$28,618	$24,634	$25,084	$24,727	$23,994
Ratios and Supplemental Data (%)
Total return	1.32% [b]	14.18%	2.96%	0.13%	5.79%	14.19%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.94 [c]	2.30	2.54	2.55	1.99	2.42
Portfolio turnover[3]	17 [b]	29	31	24	22	31

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 14.44	$ 12.93	$ 13.56	$14.92	$14.52	$13.01
Income from Investment Operations
Net investment income/(loss)	0.19 [a]	0.28 [a]	0.27 [a]	0.30 [a]	0.29	0.33
Net realized and unrealized gains/(losses) on investments	0.07	1.75	0.04	(0.26)	0.58	1.85
Total from investment operations	0.26	2.03	0.31	0.04	0.87	2.18
Less Distributions
Dividends from net investment income	(0.33)	(0.28)	(0.35)	(0.36)	(0.33)	(0.40)
Distributions from net realized capital gains[1]	—	(0.24)	(0.59)	(1.04)	(0.14)	(0.27)
Total distributions	(0.33)	(0.52)	(0.94)	(1.40)	(0.47)	(0.67)
Net asset value end of period	14.37	14.44	12.93	13.56	14.92	14.52
Net assets end of period (000s)	$15,416	$15,005	$11,496	$9,007	$7,708	$5,397
Ratios and Supplemental Data (%)
Total return	1.82% [b]	16.31%	2.70%	0.34%	6.19%	17.43%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.64 [c]	2.06	2.17	2.17	1.64	2.08
Portfolio turnover[3]	19 [b]	26	26	22	39	12
See page 39 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

37

HARBOR TARGET RETIREMENT 2040 FUND

	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 9.30	$ 8.42	$ 9.05	$ 9.84	$ 10.01	$ 9.19
Income from Investment Operations
Net investment income/(loss)	0.11 [a]	0.15 [a]	0.17 [a]	0.18 [a]	0.17	0.22
Net realized and unrealized gains/(losses) on investments	0.11	1.30	(0.01)	(0.10)	0.46	1.52
Total from investment operations	0.22	1.45	0.16	0.08	0.63	1.74
Less Distributions
Dividends from net investment income	(0.19)	(0.17)	(0.20)	(0.22)	(0.23)	(0.26)
Distributions from net realized capital gains[1]	(0.10)	(0.40)	(0.59)	(0.65)	(0.57)	(0.66)
Total distributions	(0.29)	(0.57)	(0.79)	(0.87)	(0.80)	(0.92)
Net asset value end of period	9.23	9.30	8.42	9.05	9.84	10.01
Net assets end of period (000s)	$25,853	$24,940	$19,448	$19,805	$18,933	$17,963
Ratios and Supplemental Data (%)
Total return	2.38% [b]	18.26%	2.36%	0.94%	6.77%	20.63%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.36 [c]	1.78	2.03	1.96	1.59	2.24
Portfolio turnover[3]	16 [b]	21	30	18	22	22

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 15.43	$13.51	$14.25	$15.17	$14.85	$12.42
Income from Investment Operations
Net investment income/(loss)	0.15 [a]	0.21 [a]	0.21 [a]	0.23 [a]	0.23	0.29
Net realized and unrealized gains/(losses) on investments	0.28	2.42	0.01	(0.06)	0.80	2.58
Total from investment operations	0.43	2.63	0.22	0.17	1.03	2.87
Less Distributions
Dividends from net investment income	(0.28)	(0.22)	(0.27)	(0.29)	(0.31)	(0.31)
Distributions from net realized capital gains[1]	(0.20)	(0.49)	(0.69)	(0.80)	(0.40)	(0.13)
Total distributions	(0.48)	(0.71)	(0.96)	(1.09)	(0.71)	(0.44)
Net asset value end of period	15.38	15.43	13.51	14.25	15.17	14.85
Net assets end of period (000s)	$12,380	$9,863	$7,211	$5,523	$4,239	$3,340
Ratios and Supplemental Data (%)
Total return	2.78% [b]	20.37%	1.91%	1.23%	7.17%	23.75%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	1.93 [c]	1.50	1.58	1.56	1.37	1.82
Portfolio turnover[3]	14 [b]	32	24	15	21	20
The accompanying notes are an integral part of the Financial Statements.

38

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2050 FUND

	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value beginning of period	$ 10.42	$ 9.23	$ 10.39	$ 11.40	$ 11.46	$ 10.17
Income from Investment Operations
Net investment income/(loss)	0.09 [a]	0.12 [a]	0.12 [a]	0.14 [a]	0.15	0.22
Net realized and unrealized gains/(losses) on investments	0.24	1.81	(0.03)	0.05	0.67	2.20
Total from investment operations	0.33	1.93	0.09	0.19	0.82	2.42
Less Distributions
Dividends from net investment income	(0.16)	(0.13)	(0.17)	(0.19)	(0.23)	(0.24)
Distributions from net realized capital gains[1]	(0.25)	(0.61)	(1.08)	(1.01)	(0.65)	(0.89)
Total distributions	(0.41)	(0.74)	(1.25)	(1.20)	(0.88)	(1.13)
Net asset value end of period	10.34	10.42	9.23	10.39	11.40	11.46
Net assets end of period (000s)	$24,309	$22,821	$18,728	$19,221	$20,434	$19,170
Ratios and Supplemental Data (%)
Total return	3.24% [b]	22.40%	1.51%	1.83%	7.61%	26.12%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[2]	1.73 [c]	1.27	1.34	1.35	1.17	1.88
Portfolio turnover[3]	16 [b]	33	24	24	23	17

HARBOR TARGET RETIREMENT 2055 FUND
	Institutional Class
	6-Month Period Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015
	(Unaudited)
Net asset value beginning of period	$11.97	$10.02	$10.08	$10.00
Income from Investment Operations
Net investment income/(loss)	0.09 [a]	0.10 [a]	0.11 [a]	0.05 [a]
Net realized and unrealized gains/(losses) on investments	0.33	2.17	0.01	0.18
Total from investment operations	0.42	2.27	0.12	0.23
Less Distributions
Dividends from net investment income	(0.16)	(0.12)	(0.14)	(0.15)
Distributions from net realized capital gains[1]	(0.16)	(0.20)	(0.04)	—
Total distributions	(0.32)	(0.32)	(0.18)	(0.15)
Net asset value end of period	12.07	11.97	10.02	10.08
Net assets end of period (000s)	$3,317	$2,728	$1,240	$ 762
Ratios and Supplemental Data (%)
Total return	3.52% [b]	23.34%	1.38%	2.28% [b]
Ratio of total expenses to average net assets[2]	—	—	—	—
Ratio of net investment income to average net assets[2]	1.52 [c]	0.95	1.13	0.52 [c]
Portfolio turnover[3]	23 [b]	32	33	15 [b]

1	Includes both short-term and long-term capital gains
2	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
3	Amounts do not include the activity of the underlying funds.
a	Amounts are allocated based upon average shares outstanding during the period.
b	Unannualized
c	Annualized
The accompanying notes are an integral part of the Financial Statements.

39

Harbor Target Retirement Funds
Notes to Financial Statements—April 30, 2018 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2018, the Trust consists of 31 separate portfolios. The portfolios covered by this report are: Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”).  The Funds invest in a combination of other Harbor funds of the Trust (the “Underlying Funds”).  Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.  The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.
The Funds currently offer one class of shares, designated as Institutional Class. The Funds previously offered two additional classes of shares, the Administrative Class and Investor Class, each class representing an interest in the same portfolio of investments of the respective Fund.  As of October 31, 2017, all shares of the Administrative Class and Investor Class shares had been fully redeemed and therefore no shares of either of those classes remained outstanding.  The Funds do not currently intend to continue to offer those classes of shares.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
40

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the Target Retirement Funds’ prospectus and statement of additional information, as well as the prospectus of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
All investment transactions for the Funds are in Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2014–2016), including all positions expected to be taken upon filing the 2017 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.
Related Parties
The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At April 30, 2018, each Fund held 10% or fewer of the outstanding shares of any Underlying Fund. In aggregate, the Funds held 16% of Harbor High-Yield Opportunities Fund and 12% of Harbor Real Return Fund.
41

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. The Funds do not pay any fees for the services of the Distributor.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The Funds do not pay any fees for the services of Harbor Services Group.
Shareholders
On April 30, 2018, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital and Subsidiaries	Percentage of Outstanding Shares
	Institutional Class
Harbor Target Retirement 2025 Fund	13,985	0.9%
Harbor Target Retirement 2030 Fund	33,054	1.0
Harbor Target Retirement 2035 Fund	23,252	2.2
Harbor Target Retirement 2040 Fund	682	0.0
Harbor Target Retirement 2045 Fund	62,835	7.9
Harbor Target Retirement 2050 Fund	12,608	0.5
Harbor Target Retirement 2055 Fund	6,379	2.3
Independent Trustees
The Independent Trustees’ received no remuneration from the Target Retirement Funds for the six-month period ended April 30, 2018.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
42

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
Investment Portfolio Transactions
Purchases and sales of investments,  investment income, realized and unrealized gains or losses for each Fund for the six-month period ended April 30, 2018 are as follows:
	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement Income Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 70	$ 244	$ 1	$ (60)	$ 36	$ 50
Harbor Strategic Growth Fund	187	20	—	1	—	—
Harbor Mid Cap Growth Fund	40	44	—	(13)	19	6
Harbor Small Cap Growth Fund	33	38	—	(4)	15	4
Harbor Large Cap Value Fund	77	90	1	(19)	11	20
Harbor Mid Cap Value Fund	57	62	4	(15)	6	10
Harbor Small Cap Value Fund	38	41	—	(13)	4	12
Harbor International Fund	77	80	6	(21)	15	12
Harbor Diversified International Fund	57	67	3	(14)	8	10
Harbor International Growth Fund	55	73	4	(15)	—	16
Harbor Global Leaders Fund	33	38	—	(4)	12	5
Harbor High-Yield Bond Fund	158	871	43	7	—	(53)
Harbor High-Yield Opportunities Fund	741	39	7	(11)	—	—
Harbor Bond Fund	479	543	96	(158)	—	(48)
Harbor Real Return Fund	195	254	49	(7)	—	(40)
Harbor Money Market Fund	88	146	8	—	—	—
Total	$2,385	$2,650	$222	$(346)	$126	$ 4

	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2015 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 40	$ 160	$—	$ (42)	$ 19	$ 34
Harbor Strategic Growth Fund	90	21	—	—	—	1
Harbor Mid Cap Growth Fund	23	51	—	(15)	11	12
Harbor Small Cap Growth Fund	16	44	—	(10)	8	10
Harbor Large Cap Value Fund	34	99	1	(22)	6	23
Harbor Mid Cap Value Fund	23	64	2	(12)	4	10
Harbor Small Cap Value Fund	16	48	—	(15)	2	14
Harbor International Fund	34	86	3	(20)	8	16
Harbor Diversified International All Cap Fund	22	75	2	(12)	5	11
Harbor International Growth Fund	24	80	2	(20)	—	21
Harbor Global Leaders Fund	14	35	—	(6)	6	6
Harbor High-Yield Bond Fund	49	486	20	(12)	—	(9)
Harbor High-Yield Opportunities Fund	335	59	3	(4)	—	(1)
Harbor Bond Fund	210	523	40	(48)	—	(35)
Harbor Real Return Fund	118	236	19	(9)	—	(8)
Harbor Money Market Fund	59	134	3	—	—	—
Total	$1,107	$2,201	$ 95	$(247)	$ 69	$105

43

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2020 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 214	$ 817	$ 2	$(202)	$124	$ 161
Harbor Strategic Growth Fund	602	48	—	4	—	1
Harbor Mid Cap Growth Fund	121	149	—	(42)	69	16
Harbor Small Cap Growth Fund	90	132	—	(11)	55	9
Harbor Large Cap Value Fund	174	262	5	(57)	39	58
Harbor Mid Cap Value Fund	120	159	12	(50)	23	31
Harbor Small Cap Value Fund	83	125	—	(44)	13	35
Harbor International Fund	170	217	21	(60)	51	26
Harbor Diversified International All Cap Fund	101	168	12	(37)	29	23
Harbor International Growth Fund	101	185	13	(38)	—	42
Harbor Global Leaders Fund	67	94	—	(13)	41	11
Harbor High-Yield Bond Fund	217	2,228	111	44	—	(162)
Harbor High-Yield Opportunities Fund	1,809	69	18	(27)	—	(1)
Harbor Bond Fund	677	428	160	(319)	—	(29)
Harbor Real Return Fund	269	198	66	(51)	—	(12)
Harbor Money Market Fund	433	86	8	—	—	—
Total	$5,248	$5,365	$428	$(903)	$444	$ 209

	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2025 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 227	$ 766	$ 2	$(179)	$113	$140
Harbor Strategic Growth Fund	527	35	—	3	—	1
Harbor Mid Cap Growth Fund	130	157	—	(43)	63	19
Harbor Small Cap Growth Fund	94	134	—	(14)	50	11
Harbor Large Cap Value Fund	185	272	4	(60)	34	60
Harbor Mid Cap Value Fund	129	172	11	(41)	21	25
Harbor Small Cap Value Fund	100	141	1	(46)	12	38
Harbor International Fund	177	225	19	(65)	46	33
Harbor Diversified International All Cap Fund	115	182	11	(38)	27	25
Harbor International Growth Fund	136	218	12	(43)	—	46
Harbor Global Leaders Fund	70	97	—	(13)	36	10
Harbor High-Yield Bond Fund	358	2,056	103	(68)	—	(42)
Harbor High-Yield Opportunities Fund	1,738	56	17	(26)	—	—
Harbor Bond Fund	827	686	112	(199)	—	(40)
Harbor Real Return Fund	306	238	41	(21)	—	(18)
Total	$5,119	$5,435	$333	$(853)	$402	$308

44

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2030 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 321	$ 852	$ 3	$(207)	$179	$ 157
Harbor Strategic Growth Fund	585	24	—	4	—	—
Harbor Mid Cap Growth Fund	172	156	—	(49)	101	10
Harbor Small Cap Growth Fund	124	134	—	(13)	82	9
Harbor Large Cap Value Fund	222	246	7	(97)	56	96
Harbor Mid Cap Value Fund	153	145	18	(90)	34	59
Harbor Small Cap Value Fund	125	125	1	(54)	19	40
Harbor International Fund	236	204	31	(63)	75	12
Harbor Diversified International All Cap Fund	181	180	17	(46)	43	26
Harbor International Growth Fund	184	203	20	(42)	—	48
Harbor Global Leaders Fund	94	96	—	(15)	58	11
Harbor High-Yield Bond Fund	473	2,278	135	8	—	(153)
Harbor High-Yield Opportunities Fund	2,417	40	24	(37)	—	—
Harbor Bond Fund	1,108	234	132	(267)	—	(24)
Harbor Real Return Fund	388	73	40	(29)	—	(7)
Total	$6,783	$4,990	$428	$(997)	$647	$ 284

	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2035 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 209	$ 562	$ 2	$(139)	$116	$107
Harbor Strategic Growth Fund	385	24	—	3	—	—
Harbor Mid Cap Growth Fund	110	102	—	(35)	65	10
Harbor Small Cap Growth Fund	87	87	—	(6)	52	4
Harbor Large Cap Value Fund	156	154	5	(31)	36	31
Harbor Mid Cap Value Fund	117	100	11	(36)	22	16
Harbor Small Cap Value Fund	97	89	1	(35)	13	26
Harbor International Fund	164	138	20	(45)	49	12
Harbor Diversified International All Cap Fund	124	120	11	(30)	28	17
Harbor International Growth Fund	113	130	13	(27)	—	31
Harbor Global Leaders Fund	63	65	—	(10)	37	7
Harbor High-Yield Bond Fund	268	1,026	60	(48)	—	(15)
Harbor High-Yield Opportunities Fund	1,083	43	10	(16)	—	—
Harbor Bond Fund	506	179	58	(114)	—	(14)
Harbor Real Return Fund	134	37	12	(11)	—	(1)
Total	$3,616	$2,856	$203	$(580)	$418	$231

45

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2040 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 320	$1,014	$ 3	$(274)	$224	$242
Harbor Strategic Growth Fund	755	19	—	(20)	—	—
Harbor Mid Cap Growth Fund	186	153	—	(53)	124	8
Harbor Small Cap Growth Fund	137	130	—	(8)	100	5
Harbor Large Cap Value Fund	230	197	9	(101)	69	101
Harbor Mid Cap Value Fund	167	107	22	(97)	42	59
Harbor Small Cap Value Fund	123	97	1	(45)	24	27
Harbor International Fund	271	188	38	(73)	93	9
Harbor Diversified International All Cap Fund	158	111	22	(43)	53	16
Harbor International Growth Fund	138	125	25	(23)	—	29
Harbor Global Leaders Fund	96	86	—	(30)	73	27
Harbor High-Yield Bond Fund	317	1,086	77	(10)	—	(71)
Harbor High-Yield Opportunities Fund	1,487	48	15	(25)	—	(1)
Harbor Bond Fund	1,213	229	78	(158)	—	(14)
Harbor Real Return Fund	52	610	12	(4)	—	(10)
Total	$5,650	$4,200	$302	$(964)	$802	$427

	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2045 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 302	$ 487	$ 1	$(108)	$103	$ 99
Harbor Strategic Growth Fund	412	8	—	(10)	—	—
Harbor Mid Cap Growth Fund	190	61	—	(25)	56	6
Harbor Small Cap Growth Fund	153	49	—	(3)	45	4
Harbor Large Cap Value Fund	339	74	4	(25)	32	22
Harbor Mid Cap Value Fund	247	51	10	(32)	19	10
Harbor Small Cap Value Fund	187	47	1	(24)	11	14
Harbor International Fund	311	67	18	(38)	43	8
Harbor Diversified International All Cap Fund	275	49	10	(20)	24	7
Harbor International Growth Fund	271	57	11	(12)	—	13
Harbor Global Leaders Fund	115	29	—	(3)	34	2
Harbor High-Yield Bond Fund	287	373	25	(35)	—	9
Harbor High-Yield Opportunities Fund	521	17	5	(9)	—	—
Harbor Bond Fund	697	81	22	(48)	—	(5)
Harbor Real Return Fund	40	173	3	(1)	—	(3)
Total	$4,347	$1,623	$110	$(393)	$367	$186

46

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2050 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 383	$1,135	$ 4	$(295)	$265	$258
Harbor Strategic Growth Fund	908	13	—	(24)	—	—
Harbor Mid Cap Growth Fund	222	133	—	(58)	145	4
Harbor Small Cap Growth Fund	167	115	—	(7)	115	4
Harbor Large Cap Value Fund	287	142	11	(79)	82	74
Harbor Mid Cap Value Fund	228	93	26	(99)	49	51
Harbor Small Cap Value Fund	167	84	1	(46)	28	22
Harbor International Fund	324	137	45	(82)	110	5
Harbor Diversified International All Cap Fund	255	108	26	(48)	63	15
Harbor International Growth Fund	226	116	29	(22)	—	26
Harbor Global Leaders Fund	124	70	—	(19)	89	14
Harbor High-Yield Bond Fund	156	1,404	20	(30)	—	13
Harbor High-Yield Opportunities Fund	1,653	66	16	(28)	—	(1)
Harbor Bond Fund	533	114	29	(55)	—	(9)
Total	$5,633	$3,730	$207	$(892)	$946	$476

	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2055 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 123	$179	$ 1	$ (43)	$ 35	$ 38
Harbor Strategic Growth Fund	142	9	—	(3)	—	—
Harbor Mid Cap Growth Fund	76	34	—	(17)	19	9
Harbor Small Cap Growth Fund	59	27	—	(7)	15	6
Harbor Large Cap Value Fund	150	65	1	(19)	11	16
Harbor Mid Cap Value Fund	100	39	3	(15)	6	7
Harbor Small Cap Value Fund	73	30	—	(13)	4	9
Harbor International Fund	129	49	6	(17)	14	7
Harbor Diversified International All Cap Fund	124	50	3	(11)	8	7
Harbor International Growth Fund	121	51	4	(13)	—	12
Harbor Global Leaders Fund	51	21	—	(4)	12	4
Harbor High-Yield Bond Fund	21	106	2	(2)	—	1
Harbor High-Yield Opportunities Fund	117	10	1	(2)	—	—
Harbor Bond Fund	52	24	2	(4)	—	(1)
Total	$1,338	$694	$ 23	$(170)	$124	$115
47

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

NOTE 4—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at April 30, 2018 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Target Retirement Income Fund	$13,173	$ 369	$(404)	$ (35)
Harbor Target Retirement 2015 Fund*	5,007	142	(98)	44
Harbor Target Retirement 2020 Fund*	26,248	1,214	(532)	682
Harbor Target Retirement 2025 Fund*	19,835	858	(337)	521
Harbor Target Retirement 2030 Fund	28,253	1,885	(440)	1,445
Harbor Target Retirement 2035 Fund*	14,484	1,119	(187)	932
Harbor Target Retirement 2040 Fund	23,466	2,646	(259)	2,387
Harbor Target Retirement 2045 Fund	11,498	964	(82)	882
Harbor Target Retirement 2050 Fund	21,456	2,961	(108)	2,853
Harbor Target Retirement 2055 Fund	3,138	187	(8)	179

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 5—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
48

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The expense ratios reflected below do not include the acquired fund fees and expenses from Underlying Funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,000.70
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2015 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,002.10
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,006.80
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,008.70
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,013.20
Hypothetical (5% return)		0.00	1,000	1,024.79
49

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,018.20
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,023.80
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,027.80
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,032.40
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,035.20
Hypothetical (5% return)		0.00	1,000	1,024.79

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
50

Harbor Target Retirement Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS OF THE TARGET RETIREMENT FUNDS
The Investment Company Act requires that the Investment Advisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on February 18, 19 and 20, 2018 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of an Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, with respect to Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, and Harbor Target Retirement 2055 Fund (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a series of the Harbor Funds.
In evaluating the Target Retirement Funds’ Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreement, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser.
At the Meeting, the Trustees, including the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement as being in the best interests of each Target Retirement Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
51

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In considering the approval of the Target Retirement Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreement were the following:
•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser providing services to the Target Retirement Funds;
•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;
•	the profitability of the Adviser with respect to each Target Retirement Fund;
•	while no fees were proposed to be charged by the Adviser for investment advisory services, the Adviser would benefit from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such Funds by the Target Retirement Funds;
•	the fees and expense ratios of each Target Retirement Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Target Retirement Fund in comparison to peer funds and the impact of the Target Retirement Funds’ glidepaths on relative performance;
•	any “fall out” benefits that might inure to the Adviser and its affiliates as a result of their relationship with the Target Retirement Funds;
•	information received at regular meetings throughout the year related to Target Retirement Funds’ performance and services rendered by the Adviser; and
•	information contained in materials provided by the Adviser and compiled by Broadridge Inc. (“Broadridge”), as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Target Retirement Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge.
Nature, Extent, and Quality of Services
The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that the Adviser has the expertise and resources to manage and operate effectively each Target Retirement Fund.
Investment Performance, Advisory Fees, and Expense Ratios
In considering each Target Retirement Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Target Retirement Funds. In consideration of the Investment Advisory Agreement for each Target Retirement Fund (inception date of January 2, 2009 for each Target Retirement Fund except the Target Retirement 2055 Fund which had an inception date of November 1, 2014), the Trustees noted that Broadridge had selected 14 peer complexes’ target date funds as peers for the Harbor Target Retirement Funds that Broadridge believes are the most comparable to the Target Retirement Funds. These 14 peer complexes are: American Century One Choice Portfolios, Fidelity Advisor Freedom Funds, Franklin LifeSmart Retirement Target Funds, Invesco Balanced-Risk Retirement Funds, John Hancock Multimanager Lifetime Portfolios, MainStay Retirement Funds, MFS Lifetime Funds, PIMCO RealPath Funds, Principal Lifetime Portfolios, Putnam RetirementReady Portfolios, Schwab Target Funds, T. Rowe Price Retirement Funds, TIAA-CREF Lifecycle Portfolios and USAA Target Retirement Funds. The Trustees further noted that the performance analysis conducted by Broadridge included these 14 selected peers, as applicable, as the performance group and all target date funds as the performance universe.
52

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees considered the expertise of Harbor Capital in managing assets generally and in the target retirement asset class specifically, noting that Harbor Capital had maintained risk-based asset allocation options for retirement plans sponsored by Owens-Illinois and other clients for more than 15 years prior to the 2009 launch of these funds. The Trustees noted that the Target Retirement Funds totaled $176.96 million in assets, out of a firm-wide total of approximately $69.69 billion in assets under management as of December 31, 2017.
The Trustees considered the fact that the Target Retirement Funds had been in operation for a shorter period than many of their peers. They also noted that the glidepaths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees considered how periods of strong equity market performance would negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that Harbor Capital charged no management fee to the Funds and that Harbor Capital pays the expenses of each Target Retirement Fund with limited exceptions. The Trustees noted that Harbor Capital’s profitability in managing the Target Retirement Funds was negative.
Harbor Target Retirement Income Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the three-year period ended December 31, 2017 and its underperformance relative to its universe median for the one-, two-, four- and five-year periods ended December 31, 2017, according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the top half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and peer universe medians.
Harbor Target Retirement 2015 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2017, according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were equal to the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank just below the top half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and peer universe medians.
Harbor Target Retirement 2020 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2017, according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were equal to the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank just below the top half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and peer universe medians.
Harbor Target Retirement 2025 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2017, according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses were in the bottom half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was equal to the peer group median but above the peer universe median.
Harbor Target Retirement 2030 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2017, according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were slightly above the peer group median. They also noted that the Fund’s underlying fund expenses were in the fourth quintile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group median but above the peer universe median.
Harbor Target Retirement 2035 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2017, according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses were in the bottom third of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group median but above the peer universe median.
53

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Target Retirement 2040 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2017, according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses were in the fourth quintile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group median but above the peer universe median.
Harbor Target Retirement 2045 Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2017 and the Fund’s underperformance relative to its universe medians for the two-, three-, four- and five-year periods ended December 31, 2017, according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the fourth quartile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was above the peer group and peer universe medians.
Harbor Target Retirement 2050 Fund. The Trustees noted the Fund’s outperformance relative to its Broadridge universe median for the one-, two-, three- and five-year periods ended December 31, 2017 and the Fund’s underperformance relative to its Broadridge universe median for the four-year period ended December 31, 2017. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the fifth quintile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was above the peer group and peer universe medians.
Harbor Target Retirement 2055 Fund. The Trustees noted the Fund’s outperformance relative to its Broadridge universe median for the one-, two- and three-year and since inception periods ended December 31, 2017. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank at the bottom of its peer group. The actual total expense ratio of the Fund’s Institutional Class was above the peer group and peer universe medians.
Adviser Fees and Profitability
The Trustees noted that the Adviser receives no fee from any of the Target Retirement Funds for the Adviser’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted that the Adviser benefits indirectly from assets invested in the Target Retirement Funds in the form of increased advisory and other fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Board considers the issue of the Adviser’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that the Adviser pays the expenses of each Target Retirement Fund with limited exceptions and that the Adviser was incurring a loss in operating the Target Retirement Funds.
Economies of Scale
As the Adviser does not receive a fee from any of the Target Retirement Funds for the Adviser’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.
54

Benchmark Descriptions

Composite Index Income—The Composite Index Income is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index, ICE BofAML U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the ICE BofAML U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofAML 3-Month U.S. Treasury Bill Index. The weights of the Composite Index Income match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2015—The Composite Index 2015 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index, ICE BofAML U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the ICE BofAML U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofAML 3-Month U.S. Treasury Bill Index. The weights of the Composite Index 2015 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2020—The Composite Index 2020 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, , ICE BofAML U.S. High Yield Index, ICE BofAML U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the ICE BofAML U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofAML 3-Month U.S. Treasury Bill Index. The weights of the Composite Index 2020 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2025—The Composite Index 2025 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index, ICE BofAML U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the ICE BofAML U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2025 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2030—The Composite Index 2030 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index, ICE BofAML U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the ICE BofAML U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2030 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2035—The Composite Index 2035 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index, ICE BofAML U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the ICE BofAML U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S.
55

Benchmark Descriptions—Continued

TIPS Index. The weights of the Composite Index 2035 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2040—The Composite Index 2040 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index, ICE BofAML U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the ICE BofAML U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2040 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2045—The Composite Index 2045 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index, ICE BofAML U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the ICE BofAML U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2045 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2050—The Composite Index 2050 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index, Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2050 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2055—The Composite Index 2055 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index, Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2055 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
56

Benchmark Descriptions—Continued

ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index—The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML 3-Month U.S. Treasury Bill Index—The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Russell 1000® Index—The Russell 1000® Index is an unmanaged index generally representative of the U.S. market for larger capitalization stocks as it includes the largest 1000 securities in the Russell 3000® Index by market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
57

Benchmark Descriptions—Continued

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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59

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank and Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.TR.0418

ITEM 2 – CODE OF ETHICS
Not applicable.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not applicable.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – EXHIBITS
(a)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 22 day of June, 2018 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ Charles F. McCain

Charles F. McCain, Esq.
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Charles F. McCain Charles F. McCain, Esq.	Chairman, President and Trustee (Principal Executive Officer)	June 22, 2018
By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	June 22, 2018

Exhibit Index
Number	Description
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).